          As Filed with the Securities and Exchange Commission on April 15, 2003


                                             1933 Act Registration No. 333-93875
                                             1940 Act Registration No. 811-09763

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                            ------------------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     POST-EFFECTIVE AMENDMENT NO. 7     /X/

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 22      /X/

                 LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

                           (Exact Name of Registrant)
                        Lincoln ChoicePlus/ChoicePlus II


                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                               (Name of Depositor)
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

                Depositor's Telephone Number, Including Area Code
                                  (315)428-8400

                           Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                               100 Madison Street
                                   Suite 1860
                            Syracuse, New York 13202

                      (Name & Address of Agent for Service)

                                    COPY TO:

                            W. Thomas Conner, ESQ.
                               Sutherland Asbill
                                  Brennan LLP
                             1275 Pennsylvania Ave.
                              Washington, DC 20004


Title of Securities: Interests in a separate account under individual flexible payment deferred variable annuity contracts.

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/X/ on May 1, 2003, pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(i) of Rule 485

/ / on                 , pursuant to paragraph (a)(i) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lincoln ChoicePlus
Lincoln New York Account N for Variable Annuities


     Home Office:                               Servicing Office:
     Lincoln Life & Annuity Company of New York Lincoln New York ChoicePlus
     100 Madison Street, Suite 1860             P.O. Box 7866
     Syracuse, NY 13202                         Fort Wayne, IN 46801
     www.LincolnRetirement.com                  1-888-868-2583



This prospectus describes an individual flexible premium deferred variable annuity contract. It is for use with nonqualified and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a quailified plan. The contract is designed to accumulate annuity account value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit on the death of the annuitant.


The minimum initial premium payment for the contract is:

1.$10,000 for a nonqualified plan and for certain rollovers to IRA's; and

2.$2,000 for a qualified plan.

Additional premium payments may be made to the contract and must be at least $25 if transmitted electronically; otherwise the minimum amount is $100. The minimum annual amount of subsequent premium payments is $100 per VAA subaccount, or $2,000 per fixed account guarantee period.


Except as noted below, you choose whether your contract value accumulates on a variable or fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If all your premium payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. We limit withdrawals and transfer amounts from the fixed account. Also, a market value adjustment (MVA) may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration of a guarantee period.


All premium payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of LNY. If you put all or some of your premium payments into one or more of the contract's variable options, you take all of the investment risk on the annuity account value and the retirement income. If the subaccounts you select make money, your contract value goes up; if they lose money, your annuity account value goes down. How much the annuity account value goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will per form. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below.


AIM Variable Insurance Funds (Series I):

   AIM V.I. Growth Fund

   AIM V.I. International Growth Fund


   AIM V.I. Premier Equity Fund

   AIM V.I. Capital Appreciation Fund*


AllianceBernstein Variable Products Series Fund (Class B):


   AllianceBernstein Growth and Income Portfolio


   AllianceBernstein Growth Portfolio*


   AllianceBernstein Premier Growth Portfolio


   AllianceBernstein Small Cap Value Portfolio**


   AllianceBernstein Technology Portfolio



American Funds Insurance Series (Class 2) (formerly AFIS):


   American Funds Global Small Capitalization Fund


   American Funds Growth Fund


   American Funds Growth-Income Fund


   American Funds International Fund



DelawareVIP Trust (Standard Class):

   Delaware VIP Emerging Markets Series*
   Delaware VIP High Yield Series

   Delaware VIP Large Cap Value Series

   Delaware VIP REIT Series
   Delaware VIP Select Growth Series*
   Delaware VIP Small Cap Value Series

   Delaware VIP Social Awareness Series*
   Delaware VIP Trend Series

   Delaware VIP U.S. Growth Series (Service Class)**


Franklin Templeton Variable Insurance Products Trust   (Class 2):
   FTVIPT Franklin Mutual Shares Securities Fund*
   FTVIPT Franklin Small Cap Fund

   FTVIPT Templeton Foreign Securities Fund*

   FTVIPT Templeton Growth Securities Fund


Janus Aspen Series (Service Class):


   Balanced Portfolio**


   Mid Cap Growth Portfolio**


   Worldwide Growth Portfolio**



Liberty Variable Investment Trust:


   Newport Tiger Fund*



Lincoln Variable Insurance Products Trust:


   Lincoln VIP Aggressive Growth Fund (Service Class)**


   Lincoln VIP Bond Fund (Standard Class)


   Lincoln VIP Capital Appreciation Fund (Service Class)**


   Lincoln VIP Global Asset Allocation Fund (Service Class)**


   Lincoln VIP International Fund (Standard Class)**


   Lincoln VIP Money Market Fund (Standard Class)


   Lincoln VIP Social Awareness Fund (Standard Class)**





MFS(R) Variable Insurance Trust (Initial Class):


   MFS VIT Capital Opportunities Series (Service Class)**

   MFS VIT Emerging Growth Series
   MFS VIT Research Series*
   MFS VIT Total Return Series
   MFS VIT Utilities Series


Neuberger Berman Advisers Management Trust:


   Mid-Cap Growth Portfolio**


   Regency Portfolio**



Putnam Variable Trust (Class IB):


   Growth & Income Fund**


   Health Sciences Fund**



ScudderInvestment VIT Funds:


   Scudder VIT EAFE Equity Index Fund (Class B)**


   Scudder VIT Equity 500 Index Fund (Class A)


   Scudder VIT Small Cap Index Fund (Class A)**



Variable Insurance Products Fund (Initial Class):


   Fidelity(R) VIP Contrafund Portfolio (Service Class 2)**

   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Overseas Portfolio
   Fidelity VIP Growth Opportunities Portfolio*


*It is currently anticipated on or about May 19, 2003, we will close and replace this investment option. See page 12 for further information.



** It is currently anticipated this fund will become available on or about May 19, 2003. Please contact your registered representative for availability.



This Prospectus gives you information about the contract that you should know before you decide to buy a contract and make premium payments. You should also review the prospectuses for the funds that accompany this prospectus and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI dated the same date as this Prospectus) about the contracts that has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln New York ChoicePlus, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about LNY and the VAA are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of Contents


                Item                                        Page
                ------------------------------------------------
                Special terms                                 3
                ------------------------------------------------
                Expense tables                                4
                ------------------------------------------------
                Summary                                       9
                ------------------------------------------------
                Investment results                           10
                ------------------------------------------------
                Financial statements                         10
                ------------------------------------------------
                Lincoln Life & Annuity Company of
                New York                                     10
                ------------------------------------------------
                Variable annuity account (VAA)               10
                ------------------------------------------------
                Investments of the variable annuity account  10
                ------------------------------------------------
                Charges and other deductions                 15
                ------------------------------------------------
                The contracts                                16
                ------------------------------------------------
                Annuity payouts                              23
                ------------------------------------------------
                Fixed side of the contract                   27
                ------------------------------------------------




               Item                                         Page
               -------------------------------------------------
               Market value adjustment                       27
               -------------------------------------------------
               Federal tax matters                           28
               -------------------------------------------------
               Voting rights                                 32
               -------------------------------------------------
               Distribution of the contracts                 32
               -------------------------------------------------
               Return privilege                              32
               -------------------------------------------------
               State regulation                              33
               -------------------------------------------------
               Records and reports                           33
               -------------------------------------------------
               Other information                             33
               -------------------------------------------------
               Legal Proceedings                             33
               -------------------------------------------------
               Statement of additional information table of
               contents for Lincoln New York Account N
               for Variable Annuities Lincoln ChoicePlus     34
               -------------------------------------------------
               Appendix A--Condensed financial
               information                                  A-1
               -------------------------------------------------






Special terms



Account or variable annuity account (VAA)--The segregated investment account, Lincoln New York Account N for Variable Annuities, into which LNY sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate annuity account value for the variable side of the contract before the annuity commencement date.

Annuitant--The person upon whose life the annuity payouts are based and upon whose death a death benefit may be paid.

Annuity account value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals on a variable or fixed basis or a combination of both after the annuity commencement date under one of several options available to the annuitant and/or any other payee.

Annuity unit--A measure used to calculate the amount of each annuity payout after the annuity commencement date. See Annuity payout.

Beneficiary--The person you choose to receive any death benefit paid if you die before the annuity commencement date.




Contractowner (you, your, owner)--The person who can exercise the rights within the contract (e.g., decides on investment allocations, transfers, payout option, designates the beneficiary, etc.) Usually, but not always, the owner is the annuitant.

Contract year--Each one-year period starting with the effective date of the contract and ending with each contract anniversary after that.

Death benefit--An amount payable to your designated beneficiary if you die before the annuity commencement date, or if selected, to the owner if the annuitant dies.


i4LIFE/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period, earlier version called Income4Life(R) Solution.


Lincoln Life--The Lincoln National Life Insurance Company.

LNC--Lincoln National Corporation.


Lincoln New York (LNY) (we, us, our)--Lincoln Life & Annuity Company of New
York.



Premium payments/Purchase payments--Amounts paid into the contract.


SAI--Statement of Additional Information.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a particular fund available under the contract.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently 4:00 p.m. New York time) on each valuation date and ending at the close of such trading on the next valuation date.

Expense tables



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner Transaction Expenses:



    .  Surrender Charge (as a percentage of purchase


  paymentssurrendered/withdrawn): 6.0%*


    .  Transfer Charge:                $10**



*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.



**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge in the future a $10 fee for transfers over 12 times during any contract year. Automatic dollar-cost averaging, portfolio rebalancing and cross-reinvestment transfers are not included as transfers for purposes of calculating the transfer charge.



We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment and regular income under i4LIFE/SM/ Advantage). See Fixed side of the contract.



The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts)





                 .Mortality and expense risk charge       1.25%
                 .Administrative charge                    .15%
                                                          -----
                 .Total annual charge for each subaccount 1.40%





The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                                                             Minimum Maximum
                                                                                             ------- -------
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including
management fees, distribution (12b-1) fees, and other expenses)                               0.32%    1.70%

Net Total Annual Fund Operating Expenses*                                                    Minimum Maximum
                                                                                             ------- -------
(after contractual waivers/reimbursements)                                                     0.30%   1.46%



*Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2004.

The following table shows expenses charged by each fund for the year ended December 31, 2002:


(as a percentage of each fund's average net assets):





                                                                                                    Total
                                   Management       12b-1 Fees      Other Expenses  Total Expenss   Contractual
                                   Fees (before any (before any     (before any     (before any     Waivers/
                                   waivers/         waivers/        waivers/        waivers/        Reimbursements
                                   reimbursements)  reimbursements) reimbursements) reimbursements) (if any)
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
 Fund (Series I)                         0.61%           0.00%           0.24%           0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I)          0.63%           0.00%           0.28%           0.91%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth
 Fund (Series I)                         0.74%           0.00%           0.35%           1.09%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
 (Series I)                              0.61%           0.00%           0.24%           0.85%
----------------------------------------------------------------------------------------------------------------------------------
Alliance Bernstein Premier
 Growth Portfolio (class B)              1.00%           0.25%           0.06%           1.31%
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and
 Income Portfolio (class B)              0.63%           0.25%           0.05%           0.93%
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth
 Portfolio (class B)                     0.75%           0.25%           0.13%           1.13%
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap
 Value Portfolio (Class B)/(1)/          1.00%           0.25%           0.45%           1.70%          -0.25%
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology
 Portfolio (class B)                     1.00%           0.25%           0.21%           1.46%
----------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
 Capitalization Fund (class 2)           0.80%           0.25%           0.04%           1.09%
----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund
 (class 2)                               0.38%           0.25%           0.02%           0.65%
----------------------------------------------------------------------------------------------------------------------------------
American Funds International
 Fund (class 2)                          0.57%           0.25%           0.06%           0.88%
----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-
 Income Fund (class 2)                   0.34%           0.25%           0.01%           0.60%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value
 Series (Standard class)/(2)/            0.65%           0.00%           0.10%           0.75%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series
 (Standard class)/(3)/                   0.65%           0.00%           0.13%           0.78%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets
 Series (Standard class)/(4)/            1.25%           0.00%           0.21%           1.46%          -0.03%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth
 Series (Standard class)/(5)/            0.75%           0.00%           0.11%           0.86%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series
 (Standard class)/(6)/                   0.75%           0.00%           0.09%           0.84%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value
 Series (Standard class)/(6)/            0.75%           0.00%           0.10%           0.85%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness
 Series (Standard class)/(7)/            0.75%           0.00%           0.06%           0.81%          -0.04%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series
 (Standard class)/(6)/                   0.75%           0.00%           0.09%           0.84%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth
 Series (Service class)/(8)/             0.65%           0.00%           0.10%           0.75%
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund
 Portfolio (Service class 2)             0.58%           0.25%           0.10%           0.93%
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income
 Portfolio (Initial class)               0.48%           0.00%           0.09%           0.57%
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio
 (Initial class)                         0.58%           0.00%           0.09%           0.67%
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio
 (Initial class)                         0.73%           0.00%           0.17%           0.90%
----------------------------------------------------------------------------------------------------------------------------------




                                   Total Expenses
                                   (after Waivers/
                                   Reimbursements)
--------------------------------------------------
AIM V.I. Capital Appreciation
 Fund (Series I)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth
 Fund (Series I)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
 (Series I)
----------------------------------------------------------------------------------------------------------------------------------
Alliance Bernstein Premier
 Growth Portfolio (class B)
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and
 Income Portfolio (class B)
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth
 Portfolio (class B)
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap
 Value Portfolio (Class B)/(1)/         1.45%
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology
 Portfolio (class B)
----------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
 Capitalization Fund (class 2)
----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund
 (class 2)
----------------------------------------------------------------------------------------------------------------------------------
American Funds International
 Fund (class 2)
----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-
 Income Fund (class 2)
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value
 Series (Standard class)/(2)/
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series
 (Standard class)/(3)/
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets
 Series (Standard class)/(4)/           1.43%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth
 Series (Standard class)/(5)/
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series
 (Standard class)/(6)/
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value
 Series (Standard class)/(6)/
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness
 Series (Standard class)/(7)/           0.77%
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series
 (Standard class)/(6)/
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth
 Series (Service class)/(8)/
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund
 Portfolio (Service class 2)
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income
 Portfolio (Initial class)
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio
 (Initial class)
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio
 (Initial class)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Total
                                    Management       12b-1 Fees      Other Expenses  Total Expenss   Contractual
                                    Fees (before any (before any     (before any     (before any     Waivers/
                                    waivers/         waivers/        waivers/        waivers/        Reimbursements
                                    reimbursements)  reimbursements) reimbursements) reimbursements) (if any)
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth
 Opportunities Portfolio (Initial
 class)                                   0.58%           0.00%           0.12%           0.70%
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund
 (class 2)/(9)/                           0.53%           0.25%           0.31%           1.09%          -0.05%
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares
 Securities Fund (class 2)/(10)/          0.60%           0.25%           0.21%           1.06%          -0.01%
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth
 Securities Fund (class 2)                0.81%           0.25%           0.06%           1.12%
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign
 Securities Fund (class 2)/(11)/          0.70%           0.25%           0.20%           1.15%          -0.02%
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Midcap Growth
 Portfolio (Service class)                0.65%           0.25%           0.02%           0.92%
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio
 (Service class)                          0.65%           0.25%           0.02%           0.92%
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
 Portfolio (Service class)                0.65%           0.25%           0.05%           0.95%
-----------------------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport
 Tiger Fund, VS                           0.90%           0.00%           0.37%           1.27%
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth
 Fund (Service class)/(12)/               0.74%           0.25%           0.16%           1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund
 (Standard class)/(12)/                   0.39%           0.00%           0.09%           0.48%
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciaton
 Fund (Service class)/(12)/               0.73%           0.25%           0.09%           1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation
 Fund (Service class)/(12)/               0.74%           0.25%           0.31%           1.30%
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP International Fund
 (Standard class)/(12)/                   0.85%           0.00%           0.20%           1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund
 (Standard class)/(12)/                   0.42%           0.00%           0.10%           0.52%
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund
 (Standard class)/(12)/                   0.35%           0.00%           0.08%           0.43%
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Capital Opportunities
 Series (Service class)/(13)(14)/         0.75%           0.25%           0.18%           1.18%          -0.03%
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth Series
 (Initial class)/(14)/                    0.75%           0.00%           0.11%           0.86%
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research Series
 (Initial class)/(14)/                    0.75%           0.00%           0.12%           0.87%
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return Series
 (Initial class)/(14)/                    0.75%           0.00%           0.11%           0.86%
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series
 (Initial class)/(14)/                    0.75%           0.00%           0.19%           0.94%
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-cap
 Growth Portfolio                         0.84%           0.00%           0.11%           0.95%
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency
 Portfolio/(15)/                          0.85%           0.00%           0.43%           1.28%
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth & Income
 Fund (Class IB)                          0.48%           0.25%           0.04%           0.77%
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
 (Class IB)                               0.70%           0.25%           0.13%           1.08%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index
 Fund (Class A)/(16)/                     0.20%           0.00%           0.12%           0.32%          -0.02%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity Index
 Fund (Class B)/(17)/                     0.45%           0.25%           0.60%           1.30%          -0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index Fund
 (Class A)/(18)/                          0.35%           0.00%           0.26%           0.61%          -0.16%
-----------------------------------------------------------------------------------------------------------------------------------




                                    Total Expenses
                                    (after Waivers/
                                    Reimbursements)
---------------------------------------------------
Fidelity(R) VIP Growth
 Opportunities Portfolio (Initial
 class)
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund
 (class 2)/(9)/                          1.04%
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares
 Securities Fund (class 2)/(10)/         1.05%
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth
 Securities Fund (class 2)
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign
 Securities Fund (class 2)/(11)/         1.13%
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Midcap Growth
 Portfolio (Service class)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio
 (Service class)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
 Portfolio (Service class)
-----------------------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport
 Tiger Fund, VS
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth
 Fund (Service class)/(12)/
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund
 (Standard class)/(12)/
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciaton
 Fund (Service class)/(12)/
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation
 Fund (Service class)/(12)/
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP International Fund
 (Standard class)/(12)/
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund
 (Standard class)/(12)/
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund
 (Standard class)/(12)/
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Capital Opportunities
 Series (Service class)/(13)(14)/        1.15%
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth Series
 (Initial class)/(14)/
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research Series
 (Initial class)/(14)/
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return Series
 (Initial class)/(14)/
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series
 (Initial class)/(14)/
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-cap
 Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency
 Portfolio/(15)/
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth & Income
 Fund (Class IB)
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
 (Class IB)
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index
 Fund (Class A)/(16)/                    0.30%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity Index
 Fund (Class B)/(17)/                    0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index Fund
 (Class A)/(18)/                         0.45%
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period May 1, 2002 through April 30, 2003, the Adviser has contractually waived and/or reimbursed certain expenses of the portfolio to the extent total expenses will not exceed 1.45%. For the period May 1, 2003 through April 30, 2004, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%.



(2) For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 0.80%. The adviser has voluntarily elected to waive its management fee to 0.60% indefinitely. Taking into account this arrangement, which can be terminated at any time, total expenses for the year ending December 31, 2002 were 0.95%.



(3) For the period May 1, 2001 through April 30, 2003, the adviser contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 0.80%.



(4) For the period May 1, 2001 through April 30, 2003, the adviser contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 1.50%. Effective May 1, 2003 through April 30, 2004, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 1.50%.



(5) For the period May 1, 2001 through April 30, 2002, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 0.85%. Effective May 1, 2002 through April 30, 2004 , the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 0.90%



(6) Effective May 1, 2002 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 0.95%.



(7) For the period May 1, 2001 through April 30, 2003, the adviser contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 0.85%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 0.85%.



(8) Effective May 1, 2002 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 0.80%.



(9) The manager has contractually agreed in advance to make an estimated reduction of 0.05% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the money fund.



(10) The manager has contractually agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the money fund.



(11) The manager has contractually agreed in advance to make an estimated reduction of 0.02% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the money fund.



(12) The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new agreement are higher than the fees and expenses previously charged to the fund.



(13) MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually. These contractual fee arrangement will continue until at least May 1, 2004, unless changed with the consent of the board of trustees which oversees the series.



(14) Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at anytime. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for each series and would equal 0.85% Emerging Growth; 0.86% Research; and 0.93% Utilities. These were no fee reductions for the Capital Opportunities and Total Return Series.



(15) Reflects a recoupment of 0.05% of the portfolio's expenses previously paid by the adviser. The expenses reimbursement arrangements for the Portfolios are contractual for three years (ending December 31, 2006) and any excess expenses can be repaid to Neuberger Berman Management, Inc. within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitations of 1.50%.



(16) The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% until April 30, 2005.



(17) The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.90% until April 30, 2005.



(18) The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% until April 30, 2005.

EXAMPLES



This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



  1 year 3 years 5 years 10 years
---------------------------------
   $913  $1,457  $1,925   $3,411



2) If you annuitize or do not surrender your contract at the end of the applicable time period:



  1 year 3 years 5 years 10 years
---------------------------------
   $313   $957   $1,625   $3,411



For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--i4LIFE/SM/ Advantage for IRA contracts and Annuity payouts--including i4LIFE/SM/ Advantage (Non-Qualified annuity contracts only). These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual annuity contract issued by LNY. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any State-specific provisions. Please check with your investment representative regarding their availability.

What is the Variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. We allocate VAA assets to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LNY may conduct. See Variable annuity account (VAA).

What are my investment choices? Based upon your instruction, the VAA applies premium payments to buy shares in one or more of the investment options: See Investments of the variable annuity account--Description of funds.

Who invests my money? Serveral different investment advisers manage the investment options. See Investments of the variable annuity account--Investment advisers.

How does the contract work? If we approve your application, we will send you a contract. When make premium payments during the accumulation phase, you buy accumulation units. If you later decide to receive retirement income payments, your accumulation units are converted to annuity units. We base your retirement income payments on the number of annuity units you received and the value of each annuity unit on payout days. See Charges and other deductions--The contracts.

What charges do I pay under the contract? If you withdraw from your annuity account, you pay a surrender or withdrawal charge which may range from 0% to 6%, depending upon how many contract years your premium payments have been in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We reserve the right to charge a $10 fee for transfers over 12 times during any contract year, excluding automatic dollar cost averaging and automatic rebalancing program transfers.

The surrender or transfer of value from a fixed account guaranteed period may be subject to a market value adjustment (MVA). See Fixed side of the contract.

We will deduct any applicable premium tax from premium payments or annuity account value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk charge equal to an annual rate of 1.25%, and an administrative charge of 0.15%. See Charges and other deductions. We may waive these charges in certain situations.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the funds' Prospectuses.


Charges may also be imposed during the regular income or annuity payout period,including if you elect i4LIFE/SM/ Advantage. See The contracts--Annuity payouts.



For information about the compensation we pay for sale of contracts, See The contracts--Commissions.


What premium payments do I make, and how often? Subject to minimum and maximum premium payment amounts, your premium payments are completely flexible. See The contracts--Premium payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss in the value of the securities in the funds' portfolios.


What is i4LIFE/SM/ Advantage? i4LIFE/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make premium payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE/SM/ Advantage payout phase, based on the i4LIFE/SM/ Advantage death benefit you choose.



What happens if I die before I annuitize? Your beneficiary will receive Death Benefit proceeds. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts--death benefit and See i4LIFE/SM/ Advantage (IRA).



May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The contracts--Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal may also be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first received the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on premium payments you allocate to the variable side of the contract. See Return privilege.


Where may I find more information about accumulation unit values? The Appendix to this Prospectus provides more information about accumulation unit values.


Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market's subaccounts yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements


The financial statements of the VAA and of LNY are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.


Lincoln Life & Annuity Company of New York




LNY is a New York-domiciled life insurance company founded on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Variable annuity account (VAA)

On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LNY. LNY is the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are LNY's. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA may be used to support other contracts offered by LNY in addition to the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate premium payments. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. Each fund is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds, subject to compliance with applicable law.

Investment advisers
The investment advisers of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by A I M Advisors, Inc.


AllianceBernstein Variable Products Series Fund is managed by AllianceBernstein Capital Management, L.P.



American Funds Insurance Series (American Funds) is managed by Capital Research and Management Company.


Delaware VIP Trust Inc., ("Delaware VIP"), managed by Delaware Management Company. The International and Emerging Markets are managed by Delaware International Advisers Ltd.

Franklin Templeton Variable Insurance Products Trust--FTVIPT Franklin Small Cap is managed by Franklin Advisers, Inc.; FTVIPT Mutual Shares Securities is managed by Franklin Mutual Advisers, LLC; FTVIPT Templeton Growth Securities is managed by Templeton Global Advisors Limited; FTVIPT Templeton Foreign Securities is managed by Templeton Investment Counsel, LLC.


Janus Aspen Series, managed by Janus Capital Management LLC.



Liberty Variable Investment Trust ("Liberty Variable Trust") managed by Columbia Management Advisers, Inc.



Lincoln Variable Insurance Products Trust (Lincoln VIP), managed by Delaware Management Company. The Aggressive Growth and Global Asset Allocation Funds are sub-advised by Putnam Investment Management,

L.L.C. The Capital Appreciation Fund is sub-advised by Janus Capital Management LLC. The International Fund is sub-advised by Delaware International Advisers, Ltd.


MFS--Variable Insurance Trust ("MFS Variable Trust") managed by Massachusetts Financial Services Company.


Neuberger Berman Advisers Management Trust (Neuberger Berman AMT), managed by Neuberger Berman Management, Inc.



Putnam Variable Trust (Putnam VT), managed by Putnam Investment Management,
L.L.C.



Scudder Investment VIT Funds (Scudder VIT) managed by Deutsche Asset Management, Inc.


Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company.



As compensation for their services to a fund, the investment advisers receive a fee from each fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund.


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate LNY or an affiliate for administrative, distribution, or other services. As of the date of this Prospectus, we were receiving compensation from each fund company. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by LNY or an affiliate. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds.


The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of LNY and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered under this contract have similar investment objectives and policies to other portfolios managed by the adviser or sub-adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser.


We currently anticipate closing and replacing subaccounts investing in the following funds on or about May 19, 2003:



AIMV.I. Capital Appreciation Fund with American Funds Growth Fund-Class 2


AllianceBernsteinGrowth Portfolio with American Funds Growth Fund-Class 2


DelawareVIP Emerging Markets Series with American Funds International
        Fund-Class 2


DelawareVIP Select Growth Series with American Funds Growth Fund-Class 2


DelawareVIP Social Awareness Series with Lincoln VIP Social Awareness Fund

FidelityVIP Growth Opportunities Portfolio with Scudder VIT Equity 500 Index
        Fund

FTVIPTFranklin Mutual Shares Securities Fund with American Funds Growth-Income
      Fund-Class 2


MFSVIT Research Series Portfolio with American Funds Growth Fund-Class 2


NewportTiger Fund with American Funds International Fund-Class 2


FTVIPTTempleton Foreign Securities Fund with American Funds International
      Fund-Class 2




Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the fund which accompanies or precedes this Booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

AIM V.I. Growth Fund: Seeks growth of capital.

AIM V.I. International Growth Fund: Seeks to provide long-term growth of capital.

AIM V.I. Premier Equity Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.

AIM V.I. Capital Appreciation Fund: Seeks growth of capital.


AllianceBernstein Premier Growth Portfolio: Seeks long-term growth of capital by pursuing aggressive investment policies. The Portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.



AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.

AllianceBernstein Growth Portfolio: Seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.



AllianceBernstein Small Cap Value Portfolio: Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.



AllianceBernstein Technology Portfolio: Emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).



American Funds Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth and Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.


Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.

Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, a high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.

Delaware VIP Emerging Markets Series: Seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in emerging market issuers.

Delaware VIP Select Growth Series: Seeks long-term capital appreciation by primarily investing in common stocks of companies which the manager believes have the potential for high earnings growth. Companies of any size are considered, as long as they are larger than $300 million in market capitalization.


Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earning potential. Under normal circumstances, at least 80% of the Series' net assets will be investments of small cap companies.



Delaware VIP Social Awareness Series: Seeks long-term capital appreciation by investing in stocks of mid and large companies that meet certain socially responsible criteria. Under normal circumstances, at least 80% of the Series' net assets will be in investments of companies that meet certain socially responsible criteria.


Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.


Delaware VIP U.S. Growth Series: Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high-expected earnings growth rates as compared to other companies in the same industry.



Fidelity VIP ContraFund Portfolio: Seeks long-term appreciation.





Fidelity VIP Equity-Income Portfolio: Seeks reasonable income. The fund will also consider a potential for capi-tal appreciation. The fund's goal is to achieve yield, which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).



Fidelity VIP Growth Portfolio: Seeks to achieve capital appreciation.



Fidelity VIP Overseas Portfolio: Seeks long-term growth of capital.



Fidelity VIP Growth Opportunities Portfolio: Seeks to provide capital growth.



FTVIPT Franklin Small Cap Securities Fund: Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market capitalization values not exceeding (1) $1.5 billion, or (2) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.



FTVIPT Franklin Mutual Shares Securities Fund: Seeks capital appreciation with income as a secondary goal. The fund normally invests mainly in U.S. equity securities that the fund's manager believes are available at market prices less than their intrinsic value on certain recognized or objective criteria including undervalued stocks structuring companies and distressed companies.



FTVIPT Templeton Foreign Securities Fund: Seeks long-term capital growth. The fund normally invests at least 80% of its assets in investments of issuers located outside the United States, including those in the U.S. and emerging markets.



FTVIPT Templeton Growth Securities Fund: Seeks long-term capital growth. The fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.



Janus Aspen Series Mid Cap Growth: Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.



Janus Aspen Series Balanced: Seeks long-term capital growth, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.



Janus Aspen Series Worldwide Growth: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.



Liberty Newport Tiger Fund: Seeks capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten "Tiger" countries of Asia: Hong Kong, the Peoples Republic of China, Singapore, Malaysia, Thailand, India, Indonesia, the Philippines, South Korea, and Taiwan.



Lincoln VIP Aggressive Growth Fund: Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies.



Lincoln VIP Bond Fund: Seeks maximum current income consistent with a prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed securities.



Lincoln VIP Capital Appreciation Fund: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks and may also buy some money market securities and bonds, including junk bonds.



Lincoln VIP Global Asset Allocation Fund: Seeks long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.



Lincoln VIP International Fund: Long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.



Lincoln VIP Money Market Fund: Seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.



Lincoln VIP Social Awareness Fund: Seeks long-term capital appreciation. The fund buys stocks of large and medium sized companies, which adhere to certain specific social criteria.



MFS VIT Capital Opportunities: Seeks capital appreciation.



MFS VIT Emerging Growth Series: Seeks to provide long-term growth of capital.

MFS VIT Research Series: Seeks long-term growth of capital and future income.



MFS VIT Total Return Series: Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and to provide a reasonable opportunity for capital and income.



MFS VIT Utilities Series: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).



Neuberger Berman AMT Mid-Cap Growth: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



Neuberger Berman AMT Regency: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.



Putnam VT Growth & Income: Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.



Putnam VT Health Sciences: Seeks capital appreciation by investing mainly in common stocks of companies in the health sciences industries with a focus on growth stocks.



Scudder VIT Equity 500 Index Fund: Seeks to replicate as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large U.S. companies.





Scudder VIT EAFE Equity Index Fund: The Fund seeks to replicate as closely as possible, before the deduction of expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (EAFE(R) Index) which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.



Scudder VIT Small Cap Index Fund: The Fund seeks to replicate as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Cap Index (Russell 2000 Index), which emphasizes stocks of small U.S. companies.




Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to anot her, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to LNY, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future premium payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing and automatic withdrawal services See Additional Services and the SAI for more information), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that more owners than expected will qualify for waivers of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from the contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA for Lincoln New York ChoicePlus
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.40% of the average daily net assets. The charge consists of a 0.15% administrative charge and a 1.25% mortality and expense risk charge.

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of premium payments that have been invested for the periods indicated as follows:

                                             Number of complete
                                             contract years that a
                                             purchase payment
                                             has been invested
             -----------------------------------------------------
                                   Less than
                                    One year          At Least
                                                1 2 3 4 5 6 7+
             Surrender charge as a        6%    6 5 4 3 2 1 0
               percentage of the
               surrendered or
               withdrawn
               premium payments

A surrender charge does not apply to:

1.A surrender or withdrawal of premium payments that have been invested for more than seven full contract years;

2.Withdrawals of annuity account value during a contract year to the extent that the total annuity account value withdrawn during the current contract year does not exceed 15% of premium payments;

3.The surviving spouse's assuming ownership of the contract as a result of the death of the original owner;

4.A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant.

5.Annuity account value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.


6.Regular income payments made under i4LIFE/SM/ Advantage.


For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is not a Charitable Remainder Trust, LNY assumes that:

a.the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from premium payments (on a FIFO basis) until exhausted; then

  2.from earnings.

c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from premium payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from premium payments (on a FIFO basis) to which a surrender charge still applies.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is a Charitable Remainder Trust, LNY assumes that:

a.the free amount will be withdrawn from purchase payments on a FIFO basis.

b.Any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from premium payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from premium payments (on a FIFO basis) to which a surrender charge still applies.

We apply the surrender charge as a percentage of premium payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your annuity account value has increased or decreased.

The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Transfer fee

We reserve the right to impose, in the future, a $10 fee for transfers over 12 times during any contract year. Automatic dollar-cost averaging, cross reinvestment and portfolio rebalancing transfers are not included as transfers for purposes of calculating the transfer fee.


Rider charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Deductions for premium taxes
Any premium tax or other tax levied by any government entity with respect to the contracts will be deducted from the annuity account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from 0% to 3.5%.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout period. See i4LIFE/SM/ Advantage (IRA) and (Non Qualified) and Annuity payouts.


There are additional deductions from and expenses paid out of the assets of each underlying funds are more fully described in the Prospectus for each fund. Among these deductions and expenses are 12b-1 fees which reimburse LNY for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of administrative charges applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. We review the completed application and decide whether to accept or reject it. If we accept it, a contract is prepared and executed by our legally authorized officers. We then send the contract to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our servicing office, an initial premium payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial premium payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial premium payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the premium payment will be returned immediately.

Once the application is complete, the initial premium payment must be priced within two business days.

Who can invest?
To apply for a contract, you must be of legal age in New York where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner cannot be older than age 89 at the time of application. The maximum annuitization age is 90.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of existing insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Premium payments
Premium payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial premium payment is $10,000 for nonqualified contracts and Section 403(b) transfers/ rollovers to IRAs; and $2,000 for other qualified contracts. The minimum annual amount for additional premium payments for nonqualified and qualified contracts is $25 if transmitted electronically; otherwise the minimum amount is $100. There is no set maximum for additional premium payments. However, premium payments in excess of $2 million require pre-approval by LNY. LNY also reserves the right to limit aggregate premium payments to $2,000,000. If you stop making premium payments for three consecutive years, and the annuity account value decreases to less than $2,000, we may terminate the contract as allowed by New York non-forfeiture law for deferred annuities and pay the contractowner an adjusted annuity account value.

We will notify the contractowner at least 30 days in advance of the intended action. During the notification period, the contractowner may make additional premium payments to meet the minimum value requirements and to avoid cancellation of the contract.


Valuation date

Accumulation and annuity units will be valued once daily at the close of trading (currently) 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of premium payments
Premium payments are placed, according to your instructions into either (a) one or more fixed account(s), or (b) one or more of the VAA's subaccounts, each of which invests in shares of its corresponding fund.


The minimum amount of any premium payment that can be put into any one variable subaccount is $100, or $2,000 for a fixed account. Upon allocation to a VAA subaccount, premium payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the premium payment is received at our servicing office if received before 4:00 p.m., New York time. If the premium payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your premium payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the premium payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units

Premium payments allocated to the VAA are converted into accumulation units. This is done by dividing each premium payment by the value of an accumulation unit for the valuation period during which the premium payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the deduction of certain contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The charges imposed on a subaccount for any valuation period are equal to the sum of the daily mortality and expense risk charge and the daily administrative charge, multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with different death benefit options, contracts with different death benefit options will have different corresponding accumulation unit values on any given day.



In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. We reserve the right to impose a $10 fee for transfers after the first 12 times during a contract year.


Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by LNY. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing, or cross-reinvestment program elected on forms available from us. (See Additional services and the SAI for more information about these programs.)


The minimum amount that may be transferred between subaccounts is $100 per subaccount. If the transfer from a subaccount would leave you with less than $50 in the subaccount, we may transfer the entire balance of the subaccount. Transfers will also be subject to any restrictions that may be imposed by the funds themselves.


A transfer request may be made to our servicing office using written, telephone, fax or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at LNY, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of annuity account value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. LNY may refuse to permit more than twelve transfers in any year and may modify the transfer provisions of the contract. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should LNY become aware of such disruptive practices, LNY may refuse to permit more than 12 transfers in any year and may modify the transfer provisions of the contract.




If your contract offers a fixed account, you also may transfer all or any part of the annuity account value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $50 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer all or any part of the annuity account value from a fixed account to the various subaccount(s) subject to the following restrictions:
(1) the sum of the percentages of a fixed account transferred is limited to 15% of the value of that fixed account in any contract year and, (2) the minimum amount transferred is $2,000 (or the amount in the fixed account, if less).

Transfers of all or a portion of a fixed account (other than dollar cost averaging) may be subject to a MVA.



We may delay transfers as permitted by the 1940 Act. See Delay of payments.


Transfers after the annuity commencement date

If you select i4LIFE/SM/ Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.



If you do not select i4LIFE/SM/ Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for those transfers. However, we reserve the right to impose a charge. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional services
There are four additional services available to you at no extra charge under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Advertising and sales literature in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed subaccount or certain variable subaccounts into the variable subaccounts on a monthly basis. Upon receipt of an additional premium payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional premium payments will be credited with interest at the standard DCA rate at the time.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your annuity account value.

The cross-reinvestment service allows you to automatically transfer the annuity account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of annuity account value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date

The following death benefit election terminates if you elect i4LIFE/SM/
Advantage.



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before the changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.


If you die before the annuity commencement date, the death benefit will be equal to the greatest of: the value for the valuation period during which the death benefit election becomes effective; the sum of all premium payments less the sum of all withdrawals in the same proportion that withdrawals reduced the contract value; or the highest annuity account value as of any contract anniversary occurring on or before the contractowner's 80th birthday, adjusted for any subsequent premium payments, withdrawals in the same proportion that withdrawals reduced the contract value and charges made since the contract anniversary.


On or after your 89th birthday, the amount of any death benefit will be the greater of: the annuity account value for the valuation period during which the death benefit election becomes effective; or the sum of all premium payments less the sum of all withdrawals.

The amount of the death benefit will be determined as of the date on which we receive all of the following requirements: (1) proof, satisfactory to us, of the death of the contractowner; (2) written election of a method of settlement; and (3) our receipt of any other required claim forms, fully completed.

Unless you have already selected a settlement option, the beneficiary may elect to receive payment of the death benefit either in the form of a lump settlement or an annuity payout.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to laws and regulations governing payment of death benefits. If an election has not been made by the end of a 60-day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

We will follow the applicable laws and regulations governing payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary.

1.The interest of any beneficiary who dies before the contractowner will go to any other beneficiaries named, according to their respective interests (there are no restrictions on the beneficiary's use of the proceeds); and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

The death benefit payable to the beneficiary must be distributed within five years after the contractowner dies unless the beneficiary begins receiving it within one year of the contractowner's death in the form of a life annuity over an annuity for a designated period not extending beyond the beneficiary's life expectancy. This payment may be postponed as permitted by the 1940 Act.

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue as owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner and the above distribution rules will apply.

Death of annuitant
If the annuitant dies before the annuity commencement date, and the annuitant is not the contractowner, then the contractowner (if a natural person) may select a new annuitant. The contractowner will become the new annuitant until a new person has been selected. If the contractowner is not a natural person, then the death benefit will be based on the annuitant and will be paid upon due proof of the annuitant's death.

If the annuitant dies after the annuity commencement date, the death benefit, if any, will be paid based on the annuity option selected. LNY will require proof of the annuitant's death. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to your beneficiary as payouts become due.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are an exempt organization under Internal Revenue Code section 501(c), then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying the servicing office of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a loss of the death benefit on the death of the annuitant. See The contracts--Death benefit before the annuity commencement date. A contingent annuitant may be named or changed by notifying the servicing office in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Ownership
The Owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitants(s) will be the owner. The owner may name a Joint Owner. Joint owner(s) shall be treated as having equal undivided interests in the contract, including rights of survivorship. Either joint owner, independently of the other, may exercise any ownership rights in the contract.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act of 1974 (ERISA) and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. An assignment affects the death benefit calculated under the contract. Consult your tax adviser about the tax consequences of an assignment.

For non-qualified contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes.

Income on the contract is treated as ordinary income received by the owner during the taxable year. But in accordance with Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the annuity account upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option you select.

The amount available upon the surrender/withdrawal is the cash surrender value (annuity account, plus or minus any market value adjustment, less any applicable surrender charges, account fees and premium tax charges) at the end of the valuation period during which the written request for surrender/withdrawal is received at our Servicing Office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total annuity account. As long as surrender charges apply, the maximum amount which can be withdrawn is 15% of your

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premium payments per contract year without incurring any surrender charges and the remaining annuity account value must be at least $1,000. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of annuity account value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining annuity account value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and other deductions.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Small contract surrenders

LNY may surrender your contract, in accordance with the laws of your state if:
1) your annuity account value drops below certain state specified minimum amounts, ($1,000 or less) for any reason, including if your annuity account value decreases due to the performance of the subaccounts you selected, 2) no premium payments have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional premium payments to bring your annuity account value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.



i4LIFE/SM/ Advantage


(IRA Annuity Contracts ONLY)


The i4LIFE/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.65% for the i4LIFE/SM/ Advantage Account Value death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



i4LIFE/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 591/2 or older at the time the option is elected. You may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office. Additional purchase payments may be made during the Access Period.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and the i4LIFE/SM/ Advantage death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.



Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.



If i4LIFE/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts. i4LIFE/SM/ Advantage may not be available within the first 12 months after the contract is issued.



Assumed interest rates of 3%, 4% and 5% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.



Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.


                                                                             21

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Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the
Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.



After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.



Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.



Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.



Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides the i4LIFE/SM/ Account Value death benefit. This death benefit is equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim.



If you die during the Access Period, the i4LIFE/SM/ Advantage will terminate. Your beneficiary may start a new i4LIFE/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.



Following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of i4LIFE/SM/ Advantage will be on or around June 2, 2003. Until that time, an earlier version (called the Income4Life(R) Solution) may be available. Under the Income4Life(R) Solution, the death benefits equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim (as opposed to the Account Value death benefit and EGMDB offered under i4LIFE/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.40% of the net asset value of the Account Value in the VAA. The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. The Fixed Account is not available with the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage.



Termination. You may terminate i4LIFE/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Upon termination of i4LIFE/SM/ Advantage, your death benefit will be the EGMDB. Upon termination, we will stop assessing the charge for the i4LIFE/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the EGMDB. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE/SM/ Advantage.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, as permitted under your contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market

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trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners. Payment of contract proceeds from the fixed account may be delayed for up to six months.



Due to federal laws designated to counter terrorism and prevent money laundering by criminals, we may be required to reject a premium payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to ay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.


Transfers may be delayed as permitted by the 1940 Act.

Reinvestment privilege

You may, only once, elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit the surrender/withdrawal charges previously deducted. You must make this election by written authorization to us and received in our servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. You must represent that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may use the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. Any changes are subject to prior approval by the New York Superintendent of Insurance. You will be notified in writing of any changes, modifications or waivers.

Commissions
The commissions paid to dealers are a maximum of 7.0% of each premium payment. In some instances, commissions on deposits may be lowered by as much as 2.50% and replaced by a commission of up to .65% of annual annuity account values. LNY will incur all other promotional or distribution expenses associated with the marketing of the contracts. These commissions are not deducted from premium payments or annuity account value, they are paid by us.




Lincoln New York offers the contracts through the registered representatives of its affiliated broker dealer, Lincoln Financial Advisors Corporation (LFA), who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Registered Representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln New York, using LFA as a principal underwriter, also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with LFA will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Lincoln New York offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.




Contractowner questions
The obligations to purchasers under the contracts are those of LNY. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law which must be on or before the contractowner's 90th birthday.


The contract provides optional forms of payouts of annuities (annuity options), which are payable on a variable basis, fixed basis or a combination of both as you specify. The contract provides that all or part of the annuity account value may be used to purchase an annuity payout option. You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity options

Contract calls this "settlement options"
Life Annuity. A periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest

                                                                             23

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periodic payout since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payments if the annuitant dies before the date set for the first payment; only one payment if death occurs before the second scheduled payment, and so on.

Life Annuity with Guaranteed Period. Guaranteed periodic payouts during a designated period, usually 10 or 20 years, which then continue throughout the lifetime of the annuitant. The guarantee period is selected by the contractowner.

Joint Life Annuity. A periodic payout during the joint lifetime of the annuitant and a joint annuitant until the survivor of them dies.

Joint Life and Two-Thirds Survivor Annuity. A periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life Annuity with Guaranteed Period. Guaranteed periodic payouts during a period, usually 10 or 20 years, which continue during the joint lifetime of the annuitant and a joint annuitant until the survivor of them dies. The payout continues during the lifetime of the survivor. The designated period is elected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. A periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

General information

Under the options listed above, you may not make withdrawals. We may make available other options, with or without withdrawal features. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the Code, if applicable. We will assess the mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% on all variable annuity payouts, (except for the i4LIFE/SM/ Advantage, which has a different charge) including options that do not have a life contingency, and therefore no mortality risk.


The annuity commencement date must be on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. If you have not already chosen an annuity payout option, the beneficiary of the death benefit may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Variable annuity payouts
Variable annuity payouts will be determined using:

1.The annuity account value on the annuity commencement date less any applicable premium taxes;

2.The annuity purchase rate tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of variable payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each variable payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the variable annuity payout will increase at a rate proportional to the amount of

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

such excess. Conversely, if the actual rate is less than 4%, annuity variable payouts will decrease. There is a more complete explanation of this calculation in the SAI.


i4LIFE/SM/ Advantage


(Non-Qualified Annuity Contracts ONLY)


We offer a variable annuity payout option for non-qualified contracts. This option is subject to a charge (imposed only during the i4LIFE/SM/ Advantage payout phase), computed daily, equal to an annual rate of 1.65% for the i4LIFE/SM/ Advantage Account Value death benefit, and 1.85% for the i4LIFE/SM/ Advantage EGMDB, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



If your contract value is at least $50,000, you may elect the i4LIFE/SM/ Advantage any time before the annuity commencement date by sending a written request to our servicing office. The annuitant may not be changed and additional purchase payments will not be accepted after i4LIFE/SM/ Advantage is elected.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you elect i4LIFE/SM/ Advantage, you also select a new death benefit option. Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.



Assumed interest rates of 3%, 4% and 5% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.



Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal Tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.





Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.



After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.



Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.



Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.




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Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides two death benefit options:



1.i4LIFE/SM/ Advantage Account Value death benefit; and



2.i4LIFE/SM/ Advantage Enhanced Guaranteed Minimum Death Benefit (EGMDB).



The i4LIFE/SM/ Advantage Account Value death benefit is equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim.



The charge under this death benefit is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.



The i4LIFE/SM/ Advantage EGMDB is the greatest of:



1.the Account Value as of the day on which Lincoln New York approves the payment of the claim;



2.the sum of all purchase payments less the sum of all regular income payments and withdrawals (including applicable charges and premium taxes incurred) in the same proportion that regular income payments and withdrawals (including applicable charges and premium taxes incurred) reduced the Account Value or;



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals (including any applicable charges), and any premium taxes incurred, are deducted in the same proportion that withdrawals reduce the Account Value.



In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable.





The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA.



Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date the death claim is approved by Lincoln New York for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date the death claim is approved by Lincoln New York for payment.



During the Access Period, contracts with the i4LIFE/SM/ Advantage EGMDB may elect to change to the i4LIFE/SM/ Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our servicing office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE/SM/ Advantage EGMDB.



For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of i4LIFE/SM/ Advantage will be on or around June 2, 2003. Until that time, an earlier version (called the Income4Life(R) Solution) may be available. Under the Income4Life(R) Solution, the death benefits equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim (as opposed to the Account Value death benefit and EGMDB offered under i4LIFE/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.40% of the net asset value of the Account Value in the VAA (as opposed to 1.65% for the i4LIFE/SM/ Advantage Account Value death benefit or 1.85% for the i4LIFE/SM/ Advantage EGMDB). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. The fixed account is not available with the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage.



Termination. You may not terminate i4LIFE/SM/ Advantage once you have elected it.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, as permitted under your contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


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



Fixed side of the contract

Premium payments allocated to the fixed side of the contract become part of LNY's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department.

In reliance on certain exemptions, exclusions and rules, LNY has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. LNY has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal secur- ities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to a market value adjustment (MVA) sometimes called interest adjustment. See Market value adjustment below and Charges and other deductions. The MVA will NOT reduce the amount available for a surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to a fixed account plus interest of 3.0% per year, less account fees, if any.


ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LNY'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.


Your contract may not offer a fixed account or if permitted by your contact, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime.


Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate premium payments to one or more fixed accounts with guaranteed periods of 1, 3, 5, 7, or 10 years. LNY may add guaranteed periods or discontinue accepting premium payments into one or more guaranteed periods at any time. The minimum amount of any premium payment that can be allocated to a fixed subaccount is $2,000.

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period. Each premium payment allocated to a fixed account will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed account. A fixed account guarantee period ends on the date after the number of calendar years in the fixed account's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the compound annual rate determined on the first day of the fixed account guaranteed period. Amounts transferred or withdrawn from a fixed account prior to the end of the guaranteed period will be subject to the MVA. Each guaranteed period premium payment amount will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed account may be subject to any applicable surrender charges, account fees or premium taxes.

LNY will notify the contractowner in writing at least 15 but not more than 45 days prior to the expiration date for any guaranteed period amount. A new fixed account guaranteed period of the same duration as the previous fixed account guaranteed period will begin automatically at the end of the previous guaranteed period, unless LNY receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed account or to a variable subaccount from among those being offered by LNY. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Market value adjustment


Any withdrawal, surrender or transfer of a fixed account guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing, and regular income under i4LIFE/SM/ Advantage transfers) will be subject to a market value adjustment
(MVA). A withdrawal, surrender or transfer effective upon the expiration date of the guaranteed period will not be subject to an MVA. The MVA will be added to the amount being withdrawn, surrendered or transferred. The MVA will be added after the deduction of any applicable account fees and before any applicable withdrawal, surrender or transfer charges. In general, the MVA reflects the relationship between the index rate in effect at the time a premium payment is allocated to a fixed account's guaranteed period under the contract and the index rate in effect at the time of the premium payment's withdrawal, surrender or transfer. It also reflects the time remaining in the fixed account's guaranteed period. If the index rate at the time of the withdrawal, surrender or transfer is lower than the index rate at the time the premium payment was allocated, then the addition of the MVA will generally result in a higher payment at the time of the withdrawal, surrender or transfer. Similarly, if the index rate at the time of withdrawal, surrender or transfer is higher than the index rate at the time of the allocation of the purchase payment, then the application of the MVA will generally result in a lower payment at the time of the withdrawal, surrender or transfer.

The amount of the MVA is calculated by multiplying the dollar amount of the cash withdrawal or transfer by the following amount:

1 subtracted from the result of (1 + a) TO THE POWER OF n divided by (1 + b) TO THE POWER OF n, where:

a = The yield rate for a Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

b = The yield rate for a Treasury security with time to maturity equal to Guaranteed Period, determined at the time of transfer or withdrawal plus, if yield rates "a" and "b" differ by more than 0.25%, 0.25%. This adjustment builds into the formula a factor representing direct and indirect costs to LNY associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. As used herein "The yield rate for a Treasury security" means the applicable yield rate for United States Treasury Bonds, Notes or Bills as published in the Wall Street Journal. If such yields are no longer published, the Company will substitute an appropriate index of publicly traded obligations subject to approval by the Superintendent of Insurance of the State of New York. Straight-line interpolation is used for periods to maturity not quoted.

n = The number of years, including fractional years, remaining in the Guaranteed Period (e.g. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to a MVA (see Market value adjustment below) and Charges and other deductions--Surrender charge. The Market Value Adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to a fixed account plus interest of 3.0% per year, less surrender charges and account fees, if any.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LNY'S SOLE DISCRETION, CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your annuity account value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the annuity account value over the premium payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


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

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the annuity account value over the contract premium payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate annuity account values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's premium payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the annuity account value over the premium payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your annuity account value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your annuity account value exceeds your premium payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your premium payments. In certain circumstances, your premium payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your premium payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the premium payments not yet distributed from the contract. All annuity payouts in excess of the premium payments not previously received are includible in income.

   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of premium payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

.. you receive on or after you reach age 591/2,

.. you receive because you became disabled (as defined in the tax law),

.. a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge of (or agreement to assign or pledge) any portion of your annuity account value, as a withdrawal of such amount or portion.


Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your annuity account value to the extent it exceeds your premium payments not previously received. The new owner's premium payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

.. 403(b) plans (public school system and tax-exempt organization annuity plans).

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the

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


rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for Federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of premium payments that can be made, and the tax deduction or exclusion that may be allowed for the premium payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include premium payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for premium payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 591/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you

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may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the fund. The voting will be done according to the instructions of contractowners who have interests in the subaccounts which invest in classes of funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should be amended or if present interpretations should change, and if as a result we deter-mine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the trust. Since the fund engages in shared funding, other persons or entities besides LNY may vote fund shares. See Sale of fund shares by the fund.

Distribution of the contracts

Lincoln Financial Advisors Corporation ("LFA"), an Indiana corporation registered with the Securities and Exchange Commission as a broker-dealer, is the distributor and principal underwriter of the contracts. Under an agreement with LFA, Lincoln Financial Distributors ("LFD") will act as wholesaler and will assist LFA in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by LFA registered representatives and by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LNY will offer the contracts in New York only.

Return privilege

Within the 10-day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing Office at P.O. Box 7866, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return premium payments. With respect to the VAA, except as explained in the following paragraph, we will return the annuity account value as of the date of receipt of the cancellation, plus any premium taxes which had been deducted. No surrender charge will be assessed. A pur-chaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We will enter into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, that provides accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administration services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of LNY under the contracts.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, LNY and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contact us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

Legal Proceedings




Lincoln New York is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln New York, the VAA or the Principal Underwriter.

Statement of Additional
Information
Table of contents for
Lincoln New York Account N
For Variable Annuities (Registrant)

Lincoln Life & Annuity
Company of New York (Depositor)



                Item                                       Page
                --------------------------------------------
                General information and history of Lincoln
                Life & Annuity Company of New York
                ("LNY")                                    B-2
                --------------------------------------------
                Special terms                              B-2
                --------------------------------------------
                Services                                   B-2
                --------------------------------------------
                Principal underwriter                      B-2
                --------------------------------------------
                Purchase of securities being offered       B-2
                --------------------------------------------



For a free copy of the SAI please see page 2 of this booklet.

                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-11
                     --------------------------------------
                     Advertising and sales literature  B-13
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-15
                     --------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION REQUEST CARD

                              Lincoln ChoicePlus

                          Lincoln New York Account N



Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities (ChoicePlus).


                                (Please Print)

Name ___________________________________________________________________________
                                                   Social Security No. _________

Address ________________________________________________________________________

City _____________________________________________________________ State _ Zip _

Mail to Lincoln Life & Annuity Co. of New York, P.O. Box 7866, Fort Wayne, Indiana 46801-

Appendix A--Condensed financial information


Accumulation unit values


The following information relating to accumulation unit values and number of accumulation units for the Lincoln ChoicePlus and Lincoln ChoicePlus II products for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes, which are all included in the SAI. Because the AllianceBernstein Small Cap Value Portfolio, Delaware VIP US Growth, Fidelity VIP Contrafund, Janus Mid Cap Growth Portfolio, Janus Balanced Portfolio, Janus Worldwide Growth Portfolio, Lincoln VIP Aggressive Growth, Lincoln VIP Capital Appreciation, Lincoln VIP Global Asset Allocation, Lincoln VIP International, Lincoln VIP Social Awareness, MFS VIT Capital Opportunities, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Regency Portfolio, Putnam Growth & Income Fund, Putnam Health Sciences Fund, Scudder VIT EAFE Equity Index and Scudder VIT Small Cap Index subaccounts were not in existence as of December 31, 2002, accumulation unit values and accumulation units are not provided for these subaccounts.



                                                                          2000*    2001     2002
------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund Accumulation unit value/(1)/
..Beginning of period................................................... $10.000  $9.234   $6.985
..End of period.........................................................   9.234   6.985    5.210
Number of accumulation units
..End of period (000's omitted).........................................      44     128      129
------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
..Beginning of period................................................... $10.000  $8.330   $5.431
..End of period.........................................................   8.330   5.431    3.697
Number of accumulation units
..End of period (000's omitted).........................................      51     212      238
------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund Accumulation unit value
..Beginning of period................................................... $10.000  $8.980   $6.771
..End of period.........................................................   8.980   6.771    5.630
Number of accumulation units
..End of period (000's omitted).........................................      12      55      261
------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
..Beginning of period................................................... $10.000  $8.972   $7.736
..End of period.........................................................   8.972   7.736    5.320
Number of accumulation units
..End of period (000's omitted).........................................      70     235      266
------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund Accumulation unit value
..Beginning of period................................................... $10.000  $8.447   $7.257
..End of period.........................................................   8.447   7.257    5.792
Number of accumulation units
..End of period (000's omitted).........................................       2      21      163
------------------------------------------------------------------------------------------------
American Funds Growth Fund Accumulation unit value
..Beginning of period................................................... $10.000  $9.929   $8.014
..End of period.........................................................   9.929   8.014    5.970
Number of accumulation units
..End of period (000's omitted).........................................     105     350      703
------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund Accumulation unit value
..Beginning of period................................................... $10.000 $10.416  $10.534
..End of period.........................................................  10.416  10.534    8.482
Number of accumulation units
..End of period (000's omitted).........................................      31     366      648
------------------------------------------------------------------------------------------------
American Funds International Fund Accumulation unit value
..Beginning of period................................................... $10.000  $8.591   $6.787
..End of period.........................................................   8.591   6.787    5.699
Number of accumulation units
..End of period (000's omitted).........................................      21     114      374
------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio Accumulation unit value
..Beginning of period................................................... $10.000 $10.679  $10.546
..End of period.........................................................  10.679  10.546    8.084
Number of accumulation units
..End of period (000's omitted).........................................      30     230      320
------------------------------------------------------------------------------------------------

                                                          2000*    2001    2002
-------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio Accumulation unit
value/(1)/
..Beginning of period................................... $10.000  $9.012  $6.785
..End of period.........................................   9.012   6.785   4.799
Number of accumulation units
..End of period (000's omitted).........................      24      97     114
-------------------------------------------------------------------------------
AllianceBernstein Premier Growth Portfolio
Accumulation unit value
..Beginning of period................................... $10.000  $8.602  $7.006
..End of period.........................................   8.602   7.006   4.778
Number of accumulation units
..End of period (000's omitted).........................      56     238     297
-------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio Accumulation
unit value
..Beginning of period................................... $10.000  $7.673  $5.640
..End of period.........................................   7.673   5.640   3.236
Number of accumulation units
..End of period (000's omitted).........................      77     163     139
-------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series Accumulation unit
value/(1)/
..Beginning of period................................... $10.000  $8.854  $9.193
..End of period.........................................   8.854   9.193   9.535
Number of accumulation units
..End of period (000's omitted).........................       1       1      10
-------------------------------------------------------------------------------
Delaware VIP High Yield Series Accumulation unit value
..Beginning of period................................... $10.000  $9.055  $8.563
..End of period.........................................   9.055   8.563   8.599
Number of accumulation units
..End of period (000's omitted).........................       6     121     190
-------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series Accumulation unit
value
..Beginning of period................................... $10.000 $11.280 $10.691
..End of period.........................................  11.280  10.691   8.573
Number of accumulation units
..End of period (000's omitted).........................       9      55      67
-------------------------------------------------------------------------------
Delaware VIP REIT Series Accumulation unit value
..Beginning of period................................... $10.000 $11.688 $12.538
..End of period.........................................  11.688  12.538  12.923
Number of accumulation units
..End of period (000's omitted).........................       5      35     101
-------------------------------------------------------------------------------
Delaware VIP Select Growth Series Accumulation unit
value/(1)/
..Beginning of period................................... $10.000  $8.916  $6.701
..End of period.........................................   8.916   6.701   4.458
Number of accumulation units
..End of period (000's omitted).........................      45     132     103
-------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit
value
..Beginning of period................................... $10.000 $11.584 $12.775
..End of period.........................................  11.584  12.775  11.892
Number of accumulation units
..End of period (000's omitted).........................       4      87     151
-------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund (formerly Delaware
VIP Social Awareness Series) Accumulation unit
value/(2)/
..Beginning of period................................... $10.000  $9.352  $8.344
..End of period.........................................   9.352   8.344   6.348
Number of accumulation units
..End of period (000's omitted).........................       1       9      11
-------------------------------------------------------------------------------
Delaware VIP Trend Series Accumulation unit value
..Beginning of period................................... $10.000  $9.257  $7.728
..End of period.........................................   9.257   7.728   6.101
Number of accumulation units
..End of period (000's omitted).........................      66     170     257
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio Accumulation unit
value
..Beginning of period................................... $10.000 $10.800 $10.122
..End of period.........................................  10.800  10.122   8.289
Number of accumulation units
..End of period (000's omitted).........................      20     104     193
-------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio Accumulation unit value
..Beginning of period................................... $10.000  $9.381  $7.617
..End of period.........................................   9.381   7.617   5.250
Number of accumulation units
..End of period (000's omitted).........................      47     183     195
-------------------------------------------------------------------------------

                                                                           2000*    2001    2002
------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio Accumulation unit value(3)
..Beginning of period.................................................... $10.000  $9.340  $7.881
..End of period..........................................................   9.340   7.881   6.074
Number of accumulation units
..End of period (000's omitted)..........................................       4      16      16
------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
..Beginning of period.................................................... $10.000  $9.305  $7.233
..End of period..........................................................   9.305   7.233   5.686
Number of accumulation units
..End of period (000's omitted)..........................................       7      23     231
------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund Accumulation unit value(1)
..Beginning of period.................................................... $10.000 $11.024 $11.636
..End of period..........................................................  11.024  11.636  10.119
Number of accumulation units
..End of period (000's omitted)..........................................       9      57     115
------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund Accumulation unit value
..Beginning of period.................................................... $10.000  $9.217  $7.703
..End of period..........................................................   9.217   7.703   5.417
Number of accumulation units
..End of period (000's omitted)..........................................      16      67     148
------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
..Beginning of period.................................................... $10.000 $10.514 $10.232
..End of period..........................................................  10.514  10.232   8.224
Number of accumulation units
..End of period (000's omitted)..........................................       1      12      25
------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund Accumulation unit value(1)
..Beginning of period.................................................... $10.000 $10.512  $8.708
..End of period..........................................................  10.512   8.708   6.992
Number of accumulation units
..End of period (000's omitted)..........................................      19      56     242
------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund Accumulation unit value(1)
..Beginning of period.................................................... $10.000  $9,287  $7.464
..End of period..........................................................   9.287   7.464   6.111
Number of accumulation units
..End of period (000's omitted)..........................................       6      13      22
------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund Accumulation unit value
..Beginning of period.................................................... $10.000 $10.999 $11.839
..End of period..........................................................  10.999  11.839  12.860
Number of accumulation units
..End of period (000's omitted)..........................................      67     381     930
------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund Accumulation unit value
..Beginning of period.................................................... $10.000 $10.300 $10.565
..End of period..........................................................  10.300  10.565  10.565
Number of accumulation units
..End of period (000's omitted)..........................................     340     821     734
------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series Accumulation unit value
..Beginning of period.................................................... $10.000  $9.115  $5.978
..End of period..........................................................   9.115   5.978   3.905
Number of accumulation units
..End of period (000's omitted)..........................................      37     111     119
------------------------------------------------------------------------------------------------
MFS VIT Research Series Accumulation unit value(1)
..Beginning of period.................................................... $10.000  $9.535  $7.405
..End of period..........................................................   9.535   7.405   5.510
Number of accumulation units
..End of period (000's omitted)..........................................      31      76      79
------------------------------------------------------------------------------------------------
MFS VIT Total Return Series Accumulation unit value
..Beginning of period.................................................... $10.000 $11.209 $11.080
..End of period..........................................................  11.209  11.080  10.362
Number of accumulation units
..End of period (000's omitted)..........................................      30     227     462
------------------------------------------------------------------------------------------------
MFS VIT Utilities Series Accumulation unit value
..Beginning of period.................................................... $10.000 $10.830  $8.094
..End of period..........................................................  10.830   8.094   6.165
Number of accumulation units
..End of period (000's omitted)..........................................      42     176     160
------------------------------------------------------------------------------------------------

                                                          2000*   2001   2002
   --------------------------------------------------------------------------
   Scudder VIT Equity 500 Index Accumulation unit value
   .Beginning of period................................ $10.000 $9.395 $8.136
   .End of period......................................   9.395  8.136  6.232
   Number of accumulation units
   .End of period (000's omitted)......................      21    132    198
   --------------------------------------------------------------------------


*These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (May 12, 2000) through December 31, 2000.


All numbers less than 1,000 were rounded up to one.



/(1)/Effective following the close of business on or about May 19, 2003: (a) shares of the American Funds Growth Fund will be substituted for shares of the AIM VI Capital Appreciation Fund, AllianceBernstein Growth Portfolio, Delaware VIP Select Growth Series, and MFS VIT Research Series; (b) shares of the American Funds Growth-Income Fund will be substituted for shares of the FTVIPT Franklin Mutual Shares Securities Fund; and (c) shares of the American Funds International Fund will be substituted for shares of the Delaware VIP Emerging Markets Series, FTVIPT Templeton Foreign Securities Fund, Liberty Variable Investment Trust Newport Tiger Fund.



/(2)/Effective following the close of business on or about May 19, 2003, shares of the Lincoln VIP Social Awareness Fund will be substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.



/(3)/Effective following the close of business on or about May 19, 2003, shares of the Scudder VIT Equity 500 Index will be substituted for shares of the Fidelity VIP Growth Opportunities Portfolio.

Lincoln New York
Account N for Variable Annuities (Registrant)

Lincoln Life & Annuity Company
of New York (Depositor)

Statement of Additional Information (SAI)


This SAI should be read along with the Prospectus of Lincoln New York Account N for Variable Annuities (Lincoln ChoicePlus) dated May 1, 2003.

You may obtain a copy of the Lincoln ChoicePlus Prospectus on request and without charge. Please write Lincoln New York ChoicePlus, P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.

Table of Contents

Item                                       Page
-----------------------------------------------
General information and history of Lincoln
Life & Annuity Company
of New York ("LNY")                        B-2
-----------------------------------------------
Special terms                              B-2
-----------------------------------------------
Services                                   B-2
-----------------------------------------------
Principal underwriter                      B-2
-----------------------------------------------
Purchase of securities being offered       B-2

                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-11
                     --------------------------------------
                     Advertising and sales literature  B-13
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-15

This SAI is not a Prospectus.


The date of this SAI is May 1, 2003

General information and history of Lincoln Life & Annuity Company of New York ("LNY")




LNY is a New York-domiciled life insurance company founded on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term valuation date the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring before or just after the holiday.

Services

Independent auditors



The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the financial statements of LNY at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon, appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are to be maintained for the VAA are maintained by LNY or by third parties responsible to LNY. We have entered into an agreement with Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by LNY for this service.

Principal underwriter




Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Suite 150, Fort Wayne, IN 46802, is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc. will perform certain marketing and other ancillary functions as described in the Prospectus.



LFA received $3,315,352 in 2002 for the sale of contracts offered through the VAA. LFA retained no underwriting commissions in 2002 from the sale of the variable annuity contracts.






Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling LNY products; through independent insurance brokers; and through certain securities brokers/dealers selected by LNY whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the contract and/or surrender charges may be waived.

There are exchange privileges between subaccounts, and between the VAA and LNY's general account (see The Contract--Transfers of accumulation units between subaccounts in the Prospectus.) No exchanges are permitted between the VAA and other separate accounts.

The offering of the contract is continuous.

Calculation of investment results

The paragraphs set forth below represent yield and total return performance information for the VAA and the Subaccounts calculated in several different ways.

Money Market Fund Subaccount:
At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.


The seven-day yield for the Lincoln National Money Market Fund subaccount is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2002); then dividing this figure by the annuity account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account (including deductions for the EGMDB), and excludes any realized gains and losses from the sale of securities. The Lincoln National Money Market Fund Subaccount yield was -0.31% as of December 31, 2002.

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                 P(1+T)n = ERV

Where: P = a hypothetical initial premium payment of $1,000.
      T = average annual total return for the period in question n = number of years
     ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 premium payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard perfor- mance reporting periods of less than one year could be misleading, we may report "N/A's" for standard perfor-mance until one year after a fund became available in the VAA.


Because the AllianceBernstein Small Cap Value Portfolio, Delaware VIP US Growth, Fidelity VIP Contrafund, Janus Mid Cap Growth Portfolio, Janus Balanced Portfolio, Janus Worldwide Growth Portfolio, Lincoln VIP Aggressive Growth, Lincoln VIP Capital Appreciation, Lincoln VIP Global Asset Allocation, Lincoln VIP International, Lincoln VIP Social Awareness, MFS VIT Capital Opportunities, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Regency Portfolio, Putnam Growth & Income Fund, Putnam Health Sci-
 ences Fund, Scudder VIT EAFE Equity Index and Scudder VIT Small Cap Index subaccounts were not in existence as of December 31, 2002, standard performance information is not provided for these subaccounts.


Mergers and substitutions. Effective following the close of business on or about May 19, 2003: (1) shares of the American Funds Growth Fund will be substituted for shares of the AIM VI Capital Appreciation Fund, AllianceBernstein Growth Portfolio, Delaware VIP Select Growth Series, and MFS VIT Research Series; (2) shares of the American Funds Growth-Income Fund will be substituted for shares of the FTVIPT Franklin Mutual Shares Securities Fund;
(3) shares of the American Funds International Fund will be substituted for shares of the Delaware VIP Emerging Market Series, FTVIPT Templeton Foreign Securities Fund, Liberty Variable Investment Trust Newport Tiger Fund; (4) shares of the Lincoln VIP Social Awareness will be substituted for shares of the Delaware VIP Social Awareness Series (the performance in the tables for periods prior to the substitution reflect performance of the Delaware VIP Social Awareness Series); and (5) shares of the Scudder VIT Equity 500 Index Fund will be substituted for shares of the Fidelity VIP Growth Opportunities Portfolio.

A. Standard Performance data



    Period Ending December 31, 2002



                                                                     Since
                                                      1-year  5-year Inception
                                           Subaccount With    With   With
                                           Commenced  EGMDB   EGMDB  EGMDB
  ----------------------------------------------------------------------------
  AIM V.I. Growth Fund (Series I)          5/22/2000  (38.1)%  N/A     (35.6)%
  AIM V.I. International Growth Fund
  (Series I)                               5/22/2000  (23.1)   N/A     (24.7)
  AIM V.I. Premier Equity Fund (Series I)  5/22/2000  (37.5)   N/A     (24.6)
  AllianceBernstein Growth & Income
  Portfolio (Class B)                      5/22/2000  (29.3)   N/A     (10.0)
  AllianceBernstein Premier Growth
  Portfolio (Class B)                      5/22/2000  (37.8)   N/A     (27.8)
  AllianceBernstein Small Cap Value
  Portfolio (Class B)                      6/24/2002    N/A    N/A     (18.2)
  AllianceBernstein Technology Portfolio
  (Class B)                                5/22/2000  (48.6)   N/A     (39.1)
  American Funds Global Small
  Capitalization Fund (Class 2)            5/22/2000  (26.2)   N/A     (21.6)
  American Funds Growth Fund (Class 2)     5/22/2000  (31.5)   N/A     (20.6)
  American Funds Growth-Income Fund
  (Class 2)                                5/22/2000  (25.5)   N/A      (8.3)
  American Funds International Fund
  (Class 2)                                5/22/2000  (22.0)   N/A     (22.2)
  Delaware VIP Large Cap Value Series
  (Standard Class)                         5/22/2000  (26.1)   N/A      (8.1)
  Delaware VIP High Yield Series
  (Standard class)                         5/22/2000   (5.8)   N/A      (8.0)
  Delaware VIP REIT Series (Standard
  Class)                                   5/22/2000   (3.1)   N/A       8.6
  Delaware VIP Small Cap Value Series
  (Standard Class)                         5/22/2000  (13.2)   N/A       5.0
  Delaware VIP Trend Series (Standard
  Class)                                   5/22/2000  (27.4)   N/A     (20.3)
  Delaware VIP U.S. Growth Series
  (Service Class)                          6/24/2002    N/A    N/A     (21.3)
  Fidelity VIP Contrafund Portfolio
  (Service Class)                          6/24/2002    N/A    N/A     (15.5)
  Fidelity VIP Equity-Income Portfolio
  (Initial Class)                          5/22/2000  (24.4)   N/A      (9.4)
  Fidelity VIP Growth Portfolio (Initial
  Class)                                   5/22/2000  (37.5)   N/A     (25.2)
  Fidelity VIP Overseas Portfolio
  (Initial Class)                          5/22/2000  (27.8)   N/A     (22.5)
  FTVIPT Franklin Small Cap Fund (Class 2) 5/22/2000  (35.7)   N/A     (23.8)
  FTVIPT Templeton Growth Securities
  Series Fund (Class 2)                    5/22/2000  (25.6)   N/A      (9.4)
  Janus Aspen Midcap Growth Portfolio
  (Service Class)                          6/24/2002    N/A    N/A     (18.2)
  Janus Aspen Balanced Portfolio (Service
  Class)                                   6/24/2002    N/A    N/A     (10.4)
  Janus Aspen Worldwide Growth Portfolio
  (Service Class)                          6/24/2002    N/A    N/A     (19.8)
  Lincoln VIP Aggressive Growth Fund
  (Service Class)                          6/24/2002    N/A    N/A     (20.7)
  Lincoln VIP Bond Fund (Standard Class)   5/22/2000    2.6    N/A       8.5
  Lincoln VIP Capital Appreciation Fund
  (Service Class)                          6/24/2002    N/A    N/A     (20.7)
  Lincoln VIP Global Asset Allocation
  Fund (Service Class)                     6/24/2002    N/A    N/A     (14.0)
  Lincoln VIP International Fund
  (Standard Class)                         6/24/2002    N/A    N/A     (19.7)
  Lincoln VIP Money Market Fund (Standard
  Class)                                   5/22/2000   (6.0)   N/A       0.2
  Lincoln VIP Social Awareness Fund
  (Standard Class)                         6/24/2002    N/A    N/A     (17.6)
  MFS VIT Capital Opportunities Series
  (Service Class)                          6/24/2002    N/A    N/A     (19.9)
  MFS(R) VIT Emerging Growth Series
  (Service Class)                          5/22/2000  (40.9)   N/A     (34.1)
  MFS(R) VIT Total Return Series (Service
  Class)                                   5/22/2000  (12.7)   N/A      (0.8)
  MFS(R) VIT Utilities Series (Service
  Class)                                   5/22/2000  (30.1)   N/A     (19.8)
  Neuberger Berman AMT Mid-cap Growth
  Portfolio                                6/24/2002    N/A    N/A     (21.3)
  Neuberger Berman AMT Regency Portfolio   6/24/2002    N/A    N/A     (18.0)
  Putnam VT Growth & Income Fund (Class
  IB)                                      6/24/2002    N/A    N/A     (17.5)
  Putnam VT Health Sciences Fund (Class
  IB)                                      6/24/2002    N/A    N/A     (11.8)
  Scudder VIT EAFE Equity Index Fund
  (Class A)                                6/24/2002    N/A    N/A     (21.1)
  Scudder VIT EAFE Equity Index Fund
  (Class B)                                5/22/2000  (29.4)   N/A     (19.2)
  Scudder VIT Small Cap Index Fund (Class
  A)                                       6/24/2002    N/A    N/A     (22.6)

B. Standard Performance data (assuming the i4LIFE/SM/ Advantage is in effect)



   Period Ending December 31, 2002





                                                                     10-year/
                                           Subaccount                Since
                                           Commenced  1-year  5-year Inception
  ----------------------------------------------------------------------------
  AIM V.I. Growth Fund (Series I)          5/22/2000  (39.4)%  N/A     (35.9)%
  AIM V.I. International Growth Fund
  (Series I)                               5/22/2000  (24.5)   N/A     (25.0)
  AIM V.I. Premier Equity Fund (Series I)  5/22/2000  (38.7)   N/A     (25.0)
  AllianceBernstein Growth & Income
  Portfolio (Class B)                      5/22/2000  (30.7)   N/A     (10.5)
  AllianceBernstein Premier Growth
  Portfolio (Class B)                      5/22/2000  (39.1)   N/A     (28.1)
  AllianceBernstein Small Cap Value
  Portfolio (Class B)                      6/24/2002    N/A    N/A     (19.3)
  AllianceBernstein Technology Portfolio
  (Class B)                                5/22/2000  (49.9)   N/A     (39.5)
  American Funds Global Small
  Capitalization Fund (Class 2)            5/22/2000  (27.5)   N/A     (22.0)
  American Funds Growth Fund (Class 2)     5/22/2000  (32.8)   N/A     (21.0)
  American Funds Growth-Income Fund
  (Class 2)                                5/22/2000  (26.8)   N/A      (8.7)
  American Funds International Fund
  (Class 2)                                5/22/2000  (23.4)   N/A     (22.5)
  Delaware VIP Large Cap Value Series
  (Standard Class)                         5/22/2000  (27.3)   N/A      (8.4)
  Delaware VIP High Yield Series
  (Standard class)                         5/22/2000   (7.2)   N/A      (8.4)
  Delaware VIP REIT Series (Standard
  Class)                                   5/22/2000   (4.5)   N/A       8.0
  Delaware VIP Small Cap Value Series
  (Standard Class)                         5/22/2000  (14.5)   N/A       4.5
  Delaware VIP Trend Series (Standard
  Class)                                   5/22/2000  (28.5)   N/A     (20.4)
  Delaware VIP U.S. Growth Series
  (Service Class)                          6/24/2002    N/A    N/A     (22.6)
  Fidelity VIP Contrafund Portfolio
  (Service Class)                          6/24/2002    N/A    N/A     (16.7)
  Fidelity VIP Equity-Income Portfolio
  (Initial Class)                          5/22/2000  (25.7)   N/A      (9.8)
  Fidelity VIP Growth Portfolio (Initial
  Class)                                   5/22/2000  (38.6)   N/A     (25.4)
  Fidelity VIP Overseas Portfolio
  (Initial Class)                          5/22/2000  (28.9)   N/A     (22.7)
  FTVIPT Franklin Small Cap Fund (Class 2) 5/22/2000  (37.0)   N/A     (24.2)
  FTVIPT Templeton Growth Securities
  Series Fund (Class 2)                    5/22/2000  (27.0)   N/A      (9.9)
  Janus Aspen Midcap Growth Portfolio
  (Service Class)                          6/24/2002    N/A    N/A     (19.4)
  Janus Aspen Balanced Portfolio (Service
  Class)                                   6/24/2002    N/A    N/A     (11.6)
  Janus Aspen Worldwide Growth Portfolio
  (Service Class)                          6/24/2002    N/A    N/A     (21.0)
  Lincoln VIP Aggressive Growth Fund
  (Service Class)                          6/24/2002    N/A    N/A     (21.9)
  Lincoln VIP Bond Fund (Standard Class)   5/22/2000    1.1    N/A       7.9
  Lincoln VIP Capital Appreciation Fund
  (Service Class)                          6/24/2002    N/A    N/A     (21.9)
  Lincoln VIP Global Asset Allocation
  Fund (Service Class)                     6/24/2002    N/A    N/A     (15.1)
  Lincoln VIP International Fund
  (Standard Class)                         6/24/2002    N/A    N/A     (20.8)
  Lincoln VIP Money Market Fund (Standard
  Class)                                   5/22/2000   (7.5)   N/A      (0.2)
  Lincoln VIP Social Awareness Fund
  (Standard Class)                         6/24/2002    N/A    N/A     (18.8)
  MFS VIT Capital Opportunities Series
  (Service Class)                          6/24/2002    N/A    N/A     (21.2)
  MFS(R) VIT Emerging Growth Series
  (Service Class)                          5/22/2000  (42.1)   N/A     (34.3)
  MFS(R) VIT Total Return Series (Service
  Class)                                   5/22/2000  (14.1)   N/A      (1.2)
  MFS(R) VIT Utilities Series (Service
  Class)                                   5/22/2000  (31.3)   N/A     (20.1)
  Neuberger Berman AMT Mid-cap Growth
  Portfolio                                6/24/2002    N/A    N/A     (22.4)
  Neuberger Berman AMT Regency Portfolio   6/24/2002    N/A    N/A     (19.1)
  Putnam VT Growth & Income Fund (Class
  IB)                                      6/24/2002    N/A    N/A     (18.8)
  Putnam VT Health Sciences Fund (Class
  IB)                                      6/24/2002    N/A    N/A     (13.1)
  Scudder VIT EAFE Equity Index Fund
  (Class A)                                6/24/2002    N/A    N/A     (22.2)
  Scudder VIT EAFE Equity Index Fund
  (Class B)                                5/22/2000  (30.7)   N/A     (19.6)
  Scudder VIT Small Cap Index Fund (Class
  A)                                       6/24/2002    N/A    N/A     (23.6)



The performance tables shown reflect the cost of the i4LIFE/SM/ Advantage with EGMDB.

Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertise-ments, brochures and reports. Non-standard perfor-mance information is for the periods prior to the date that a Fund became available in the VAA. This perfor-mance will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees and any applicable administrative charges) and the management and other expenses of the Fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie:
EGMDB) that were in effect during the time periods shown and may not reflect surrender charges. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of Income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment.


Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.




A. Non-standard Performance data



   Period Ending December 31, 2002





                                              YTD     1-year  3-year  5-year  10-year
                                              With    With    With    With    With             As if
                                              EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I)               (38.1)% (38.1)% (33.4)% (10.4)%   N/A      2.1%    5/5/1993
AIM V.I. International Growth Fund (Series I) (23.1)  (23.1)  (27.9)   (7.3)    N/A      1.4     5/5/1993
AIM V.I. Premier Equity Fund (Series I)       (37.5)  (37.5)  (23.7)   (4.5)    N/A      6.1     5/5/1993
AllianceBernstein Growth & Income Portfolio
(Class B)                                     (29.3)  (29.3)   (7.2)    1.5     9.4%     8.5    1/14/1991
AllianceBernstein Premier Growth Portfolio
(Class B)                                       N/A   (37.8)  (26.0)   (3.6)    7.5      8.4    6/26/1992
AllianceBernstein Small Cap Value Portfolio
(Class B)                                     (13.8)  (13.8)    N/A     N/A     N/A     (2.2)    5/1/2001
AllianceBernstein Technology Portfolio
(Class B)                                     (48.6)  (48.6)  (34.9)   (2.6)    N/A      0.3    1/11/1996
American Funds Global Small Capitalization
Fund (Class 2)                                (26.2)  (26.2)  (19.9)    N/A     N/A      1.0    4/30/1998
American Funds Growth Fund (Class 2)          (31.5)  (31.5)  (17.1)    4.6    10.5     12.0     2/8/1984
American Funds Growth-Income Fund (Class 2)   (25.5)  (25.5)   (6.5)    1.5     8.8     10.7     2/8/1984
American Funds International Fund (Class 2)   (22.0)  (22.0)  (22.8)    0.5     6.7      5.4     5/1/1990
Delaware VIP Large Cap Value Series
(Standard Class)                              (26.1)  (26.1)   (8.0)   (3.4)    7.2      6.5    7/28/1988
Delaware VIP High Yield Series (Standard
class)                                         (5.8)   (5.8)   (8.9)   (3.4)    3.1      4.8    7/28/1988
Delaware VIP REIT Series (Standard Class)      (3.1)   (3.1)   11.3     N/A     N/A      4.1     5/4/1998
Delaware VIP Small Cap Value Series
(Standard Class)                              (13.2)  (13.2)    4.5     0.3     N/A      8.2   12/27/1993
Delaware VIP Trend Series (Standard Class)    (27.4)  (27.4)  (18.2)    2.2     N/A      8.3   12/27/1993
Delaware VIP U.S. Growth Series (Service
Class)                                        (36.3)  (36.3)  (24.0)    N/A     N/A    (21.1)  11/15/1999
Fidelity VIP Contrafund Portfolio (Service
Class)                                        (16.9)  (16.9)  (13.1)    1.5     N/A     10.4     1/3/1995
Fidelity VIP Equity-Income Portfolio
(Initial Class)                               (24.4)  (24.4)   (8.6)   (2.0)    8.0      8.2    10/9/1986
Fidelity VIP Growth Portfolio (Initial Class) (37.5)  (37.5)  (24.2)   (2.8)    6.6      8.6    10/9/1986
Fidelity VIP Overseas Portfolio (Initial
Class)                                        (27.8)  (27.8)  (24.3)   (6.3)    3.0      2.5    1/28/1987
FTVIPT Franklin Small Cap Fund (Class 2)      (35.7)  (35.7)  (23.7)   (2.1)    N/A      4.7   10/31/1995
FTVIPT Templeton Growth Securities Series
Fund (Class 2)                                (25.6)  (25.6)   (9.9)   (0.6)    N/A      4.7    3/15/1994
Janus Aspen Midcap Growth Portfolio (Service
Class)                                        (35.2)  (35.2)  (38.4)   (4.5)    N/A      5.4    9/13/1993
Janus Aspen Balanced Portfolio (Service
Class)                                        (14.0)  (14.0)   (7.8)    6.0     N/A     10.1    9/13/1993
Janus Aspen Worldwide Growth Portfolio
(Service Class)                               (32.8)  (32.8)  (25.5)   (1.8)    N/A      8.5    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service
Class)                                        (37.3)  (37.3)  (27.3)  (11.8)    N/A     (1.1)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)          2.6     2.6     7.1     5.2     5.8      8.7   12/28/1981
Lincoln VIP Capital Appreciation Fund
(Service Class)                               (34.1)  (34.1)  (27.2)   (3.9)    N/A      5.0     2/3/1994
Lincoln VIP Global Asset Allocation Fund
(Service Class)                               (19.3)  (19.3)  (11.8)   (2.7)    5.2      5.7     8/3/1987
Lincoln VIP International Fund (Standard
Class)                                        (18.2)  (18.2)  (10.4)   (0.5)    5.5      3.7     5/1/1991
Lincoln VIP Money Market Fund (Standard
Class)                                         (6.0)   (6.0)    0.8     2.3     2.9      4.7     1/7/1982
Lincoln VIP Social Awareness Fund (Standard
Class)                                        (29.3)  (29.3)  (17.1)   (4.3)    8.4      9.8     5/2/1988
MFS VIT Capital Opportunities Series
(Service Class)                               (36.9)  (36.9)  (23.7)   (2.9)    N/A      2.8    8/14/1996
MFS(R) VIT Emerging Growth Series (Service
Class)                                        (40.9)  (40.9)  (34.1)   (5.8)    N/A      2.9    7/24/1995
MFS(R) VIT Total Return Series (Service
Class)                                        (12.7)  (12.7)    0.0     2.8     N/A      8.9     1/3/1995
MFS(R) VIT Utilities Series (Service Class)   (30.1)  (30.1)  (18.3)   (3.0)    N/A      7.4     1/3/1995
Neuberger Berman AMT Mid-cap Growth Portfolio (36.4)  (36.4)  (25.0)   (1.0)    N/A      2.4    11/3/1997
Neuberger Berman AMT Regency Portfolio        (17.9)  (17.9)    N/A     N/A     N/A    (14.0)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)     (26.2)  (26.2)   (9.8)   (2.9)    7.0      8.8     2/1/1988
Putnam VT Health Sciences Fund (Class IB)     (27.4)  (27.4)   (7.1)    N/A     N/A     (3.6)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)  (28.8)  (28.8)  (25.1)   (7.4)    N/A     (8.0)   8/22/1997
Scudder VIT EAFE Equity Index Fund (Class B)  (29.4)  (29.4)  (18.4)   (2.9)    N/A     (2.2)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)    (27.9)  (27.9)  (11.4)   (3.9)    N/A     (2.6)   8/25/1997

B. Non-Standard Performance Data (not adjusted for surrender charges or annual account fee):



   Period Ending December 31, 2002



                                         YTD     1-year  3-year  5-year  10-year
                                         With    With    With    With    With             As if
                                         EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
----------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I)          (32.1)% (32.1)% (29.8)%  (9.5)%   N/A      2.1%    5/5/1993
AIM V.I. International Growth Fund
(Series I)                               (17.1)  (17.1)  (24.8)   (6.5)    N/A      1.4     5/5/1993
AIM V.I. Premier Equity Fund (Series I)  (31.5)  (31.5)  (20.9)   (3.8)    N/A      6.1     5/5/1993
AllianceBernstein Growth & Income
Portfolio (Class B)                      (23.3)  (23.3)   (5.3)    2.0     9.4%     8.5    1/14/1991
AllianceBernstein Premier Growth
Portfolio (Class B)                      (31.8)  (31.8)  (23.0)   (2.9)    7.5      8.4    6/26/1992
AllianceBernstein Small Cap Value
Portfolio (Class B)                       (7.8)   (7.8)    N/A     N/A     N/A      1.4     5/1/2001
AllianceBernstein Technology Portfolio
(Class B)                                (42.6)  (42.6)  (31.2)   (1.9)    N/A      0.5    1/11/1996
American Funds Global Small
Capitalization Fund (Class 2)            (20.2)  (20.2)  (17.4)    N/A     N/A      1.6    4/30/1998
American Funds Growth Fund (Class 2)     (25.5)  (25.5)  (14.8)    5.1    10.5     12.0     2/8/1984
American Funds Growth-Income Fund
(Class 2)                                (19.5)  (19.5)   (4.7)    2.1     8.8     10.7     2/8/1984
American Funds International Fund
(Class 2)                                (16.0)  (16.0)  (20.1)    1.1     6.7      5.4     5/1/1990
Delaware VIP Large Cap Value Series
(Standard Class)                         (20.1)  (20.1)   (6.0)   (2.8)    7.2      6.5    7/28/1988
Delaware VIP High Yield Series
(Standard class)                           0.2     0.2    (6.9)   (2.7)    3.1      4.8    7/28/1988
Delaware VIP REIT Series (Standard
Class)                                     2.9     2.9    12.6     N/A     N/A      4.6     5/4/1998
Delaware VIP Small Cap Value Series
(Standard Class)                          (7.2)   (7.2)    6.0     0.9     N/A      8.2   12/27/1993
Delaware VIP Trend Series (Standard
Class)                                   (21.4)  (21.4)  (15.8)    2.8     N/A      8.3   12/27/1993
Delaware VIP U.S. Growth Series
(Service Class)                          (30.3)  (30.3)  (21.2)    N/A     N/A    (19.0)  11/15/1999
Fidelity VIP Contrafund Portfolio
(Service Class)                          (10.9)  (10.9)  (10.9)    2.0     N/A     10.4     1/3/1995
Fidelity VIP Equity-Income Portfolio
(Initial Class)                          (18.4)  (18.4)   (6.6)   (1.3)    8.0      8.2    10/9/1986
Fidelity VIP Growth Portfolio (Initial
Class)                                   (31.5)  (31.5)  (21.4)   (2.1)    6.6      8.6    10/9/1986
Fidelity VIP Overseas Portfolio
(Initial Class)                          (21.8)  (21.8)  (21.5)   (5.5)    3.0      2.5    1/28/1987
FTVIPT Franklin Small Cap Fund (Class 2) (29.7)  (29.7)  (21.0)   (1.4)    N/A      4.7   10/31/1995
FTVIPT Templeton Growth Securities
Series Fund (Class 2)                    (19.6)  (19.6)   (7.8)   (0.0)    N/A      4.7    3/15/1994
Janus Aspen Midcap Growth Portfolio
(Service Class)                          (29.2)  (29.2)  (34.3)   (3.8)    N/A      5.4    9/13/1993
Janus Aspen Balanced Portfolio (Service
Class)                                    (8.0)   (8.0)   (5.9)    6.5     N/A     10.1    9/13/1993
Janus Aspen Worldwide Growth Portfolio
(Service Class)                          (26.8)  (26.8)  (22.7)   (1.1)    N/A      8.5    9/13/1993
Lincoln VIP Aggressive Growth Fund
(Service Class)                          (31.3)  (31.3)  (24.3)  (10.8)    N/A     (1.1)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)     8.6     8.6     8.5     5.7     5.8      8.7   12/28/1981
Lincoln VIP Capital Appreciation Fund
(Service Class)                          (28.1)  (28.1)  (24.2)   (3.2)    N/A      5.0     2/3/1994
Lincoln VIP Global Asset Allocation
Fund (Service Class)                     (13.3)  (13.3)   (9.7)   (2.0)    5.2      5.7     8/3/1987
Lincoln VIP International Fund
(Standard Class)                         (12.2)  (12.2)   (8.3)    0.1     5.5      3.7     5/1/1991
Lincoln VIP Money Market Fund (Standard
Class)                                    (0.0)   (0.0)    2.4     2.8     2.9      4.7     1/7/1982
Lincoln VIP Social Awareness Fund
(Standard Class)                         (23.3)  (23.3)  (14.8)   (3.6)    8.4      9.8     5/2/1988
MFS VIT Capital Opportunities Series
(Service Class)                          (30.9)  (30.9)  (21.0)   (2.2)    N/A      2.9    8/14/1996
MFS(R) VIT Emerging Growth Series
(Service Class)                          (34.9)  (34.9)  (30.5)   (5.1)    N/A      2.9    7/24/1995
MFS(R) VIT Total Return Series (Service
Class)                                    (6.7)   (6.7)    1.7     3.3     N/A      8.9     1/3/1995
MFS(R) VIT Utilities Series (Service
Class)                                   (24.1)  (24.1)  (15.8)   (2.3)    N/A      7.4     1/3/1995
Neuberger Berman AMT Mid-cap Growth
Portfolio                                (30.4)  (30.4)  (22.2)   (0.3)    N/A      2.7    11/3/1997
Neuberger Berman AMT Regency Portfolio   (11.9)  (11.9)    N/A     N/A     N/A     (9.4)   8/22/2001
Putnam VT Growth & Income Fund (Class
IB)                                      (20.2)  (20.2)   (7.8)   (2.3)    7.0      8.8     2/1/1988
Putnam VT Health Sciences Fund (Class
IB)                                      (21.4)  (21.4)   (5.2)    N/A     N/A     (2.8)    5/1/1998
Scudder VIT EAFE Equity Index Fund
(Class A)                                (22.8)  (22.8)  (22.2)   (6.6)    N/A     (7.4)   8/22/1997
Scudder VIT EAFE Equity Index Fund
(Class B)                                (23.4)  (23.4)  (16.0)   (2.2)    N/A     (1.8)   10/1/1997
Scudder VIT Small Cap Index Fund (Class
A)                                       (21.9)  (21.9)   (9.3)   (3.2)    N/A     (2.2)   8/25/1997

C. Non-Standard Performance data



   Period Ending December 31, 2002



                                                                                                           As if
                                                          YTD     1 Year  3 Year  5 Year  10 Year Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I)                           (39.4)% (39.4)% (33.7)% (10.9)%   N/A      1.7%    5/5/1993
AIM V.I. International Growth Fund (Series I)             (24.5)  (24.5)  (28.2)   (7.7)    N/A      1.0     5/5/1993
AIM V.I. Premier Equity Fund (Series I)                   (38.7)  (38.7)  (24.0)   (4.9)    N/A      5.6     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (30.7)  (30.7)   (7.7)    1.0     8.9%     8.0    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (39.1)  (39.1)  (26.3)   (4.0)    7.0      7.9    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (15.1)  (15.1)    N/A     N/A     N/A     (2.6)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (49.9)  (49.9)  (35.3)   (3.0)    N/A     (0.1)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (27.5)  (27.5)  (20.3)    N/A     N/A      0.6    4/30/1998
American Funds Growth Fund (Class 2)                      (32.8)  (32.8)  (17.5)    4.1    10.0     11.5     2/8/1984
American Funds Growth-Income Fund (Class 2)               (26.8)  (26.8)   (7.0)    1.0     8.3     10.2     2/8/1984
American Funds International Fund (Class 2)               (23.4)  (23.4)  (23.2)    0.0     6.3      4.9     5/1/1990
Delaware VIP Large Cap Value Series (Standard Class)      (27.3)  (27.3)   (8.3)   (3.9)    6.7      6.0    7/28/1988
Delaware VIP High Yield Series (Standard class)            (7.2)   (7.2)   (9.3)   (3.8)    2.6      4.4    7/28/1988
Delaware VIP REIT Series (Standard Class)                  (4.5)   (4.5)   10.8     N/A     N/A      3.6     5/4/1998
Delaware VIP Small Cap Value Series (Standard Class)      (14.5)  (14.5)    4.1    (0.1)    N/A      7.8   12/27/1993
Delaware VIP Trend Series (Standard Class)                (28.5)  (28.5)  (18.4)    1.9     N/A      7.9   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (37.6)  (37.6)  (24.4)    N/A     N/A    (21.4)  11/15/1999
Fidelity VIP Contrafund Portfolio (Service Class)         (18.3)  (18.3)  (13.5)    1.0     N/A      9.9     1/3/1995
Fidelity VIP Equity-Income Portfolio (Initial Class)      (25.7)  (25.7)   (9.0)   (2.4)    7.5      7.7    10/9/1986
Fidelity VIP Growth Portfolio (Initial Class)             (38.6)  (38.6)  (24.5)   (3.1)    6.2      8.1    10/9/1986
Fidelity VIP Overseas Portfolio (Initial Class)           (28.9)  (28.9)  (24.6)   (6.7)    2.5      2.1    1/28/1987
FTVIPT Franklin Small Cap Fund (Class 2)                  (37.0)  (37.0)  (24.1)   (2.5)    N/A      4.3   10/31/1995
FTVIPT Templeton Growth Securities Series Fund (Class 2)  (27.0)  (27.0)  (10.3)   (1.1)    N/A      4.3    3/15/1994
Janus Aspen Midcap Growth Portfolio (Service Class)       (36.5)  (36.5)  (38.7)   (5.0)    N/A      4.9    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (15.4)  (15.4)   (8.2)    5.5     N/A      9.6    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (34.1)  (34.1)  (25.9)   (2.2)    N/A      8.0    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (38.6)  (38.6)  (27.7)  (12.2)    N/A     (1.5)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      1.1     1.1     6.6     4.7     5.3      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (35.3)  (35.3)  (27.5)   (4.3)    N/A      4.6     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (20.6)  (20.6)  (12.2)   (3.1)    4.7      5.2     8/3/1987
Lincoln VIP International Fund (Standard Class)           (19.4)  (19.4)  (10.8)   (0.9)    5.0      3.3     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (7.5)   (7.5)    0.3     1.8     2.4      4.2     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (30.6)  (30.6)  (17.5)   (4.7)    8.0      9.4     5/2/1988
MFS VIT Capital Opportunities Series (Service Class)      (38.1)  (38.1)  (24.1)   (3.4)    N/A      2.3    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (42.1)  (42.1)  (34.3)   (6.2)    N/A      2.5    7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (14.1)  (14.1)   (0.4)    2.3     N/A      8.4     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (31.3)  (31.3)  (18.6)   (3.4)    N/A      7.0     1/3/1995
Neuberger Berman AMT Mid-cap Growth Portfolio             (37.6)  (37.6)  (25.3)   (1.4)    N/A      2.0    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (19.2)  (19.2)    N/A     N/A     N/A    (14.4)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (27.5)  (27.5)  (10.2)   (3.4)    6.5      8.3     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (28.8)  (28.8)   (7.6)    N/A     N/A     (4.0)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (30.0)  (30.0)  (25.4)   (7.8)    N/A     (8.4)   8/22/1997
Scudder VIT EAFE Equity Index Fund (Class B)              (30.7)  (30.7)  (18.8)   (3.3)    N/A     (2.7)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (29.0)  (29.0)  (11.8)   (4.2)    N/A     (3.0)   8/25/1997



The performance figures shown reflect the cost of the i4LIFE/SM/ Advantage and EGMDB.

D. Non-Standard Performance Data (not adjusted for surrender charges or annual account fee and assumes the i4LIFE/SM/ Advantage is in effect):



Period Ending December 31, 2002



                                                                                As if
                               YTD     1 Year  3 Year  5 Year  10 Year Lifetime Commenced
------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series
I)                             (32.4)% (32.4)% (30.1)%  (9.9)%   N/A      1.7%    5/5/1993
AIM V.I. International Growth
Fund (Series I)                (17.4)  (17.4)  (25.1)   (6.9)    N/A      1.0     5/5/1993
AIM V.I. Premier Equity Fund
(Series I)                     (31.7)  (31.7)  (21.2)   (4.2)    N/A      5.6     5/5/1993
AllianceBernstein Growth &
Income Portfolio (Class B)     (23.7)  (23.7)   (5.8)    1.6     8.9%     8.0    1/14/1991
AllianceBernstein Premier
Growth Portfolio (Class B)     (32.1)  (32.1)  (23.4)   (3.3)    7.0      7.9    6/26/1992
AllianceBernstein Small Cap
Value Portfolio (Class B)       (8.1)   (8.1)    N/A     N/A     N/A      1.0     5/1/2001
AllianceBernstein Technology
Portfolio (Class B)            (42.9)  (42.9)  (31.5)   (2.4)    N/A      0.0    1/11/1996
American Funds Global Small
Capitalization Fund (Class 2)  (20.5)  (20.5)  (17.7)    N/A     N/A      1.2    4/30/1998
American Funds Growth Fund
(Class 2)                      (25.8)  (25.8)  (15.1)    4.6    10.0     11.5     2/8/1984
American Funds Growth-Income
Fund (Class 2)                 (19.8)  (19.8)   (5.1)    1.6     8.3     10.2     2/8/1984
American Funds International
Fund (Class 2)                 (16.4)  (16.4)  (20.5)    0.6     6.3      4.9     5/1/1990
Delaware VIP Large Cap Value
Series (Standard Class)        (20.3)  (20.3)   (6.4)   (3.2)    6.7      6.0    7/28/1988
Delaware VIP High Yield
Series (Standard class)         (0.2)   (0.2)   (7.3)   (3.1)    2.6      4.4    7/28/1988
Delaware VIP REIT Series
(Standard Class)                 2.5     2.5    12.1     N/A     N/A      4.1     5/4/1998
Delaware VIP Small Cap Value
Series (Standard Class)         (7.5)   (7.5)    5.6     0.5     N/A      7.8   12/27/1993
Delaware VIP Trend Series
(Standard Class)               (21.5)  (21.5)  (15.9)    2.5     N/A      7.9   12/27/1993
Delaware VIP U.S. Growth
Series (Service Class)         (30.6)  (30.6)  (21.6)    N/A     N/A    (19.4)  11/15/1999
Fidelity VIP Contrafund
Portfolio (Service Class)      (11.3)  (11.3)  (11.3)    1.6     N/A      9.9     1/3/1995
Fidelity VIP Equity-Income
Portfolio (Initial Class)      (18.7)  (18.7)   (7.0)   (1.8)    7.5      7.7    10/9/1986
Fidelity VIP Growth Portfolio
(Initial Class)                (31.6)  (31.6)  (21.7)   (2.4)    6.2      8.1    10/9/1986
Fidelity VIP Overseas
Portfolio (Initial Class)      (21.9)  (21.9)  (21.8)   (5.9)    2.5      2.1    1/28/1987
FTVIPT Franklin Small Cap
Fund (Class 2)                 (30.0)  (30.0)  (21.3)   (1.9)    N/A      4.3   10/31/1995
FTVIPT Templeton Growth
Securities Series Fund (Class
2)                             (20.0)  (20.0)   (8.3)   (0.5)    N/A      4.3    3/15/1994
Janus Aspen Midcap Growth
Portfolio (Service Class)      (29.5)  (29.5)  (34.6)   (4.2)    N/A      4.9    9/13/1993
Janus Aspen Balanced
Portfolio (Service Class)       (8.4)   (8.4)   (6.3)    6.0     N/A      9.6    9/13/1993
Janus Aspen Worldwide Growth
Portfolio (Service Class)      (27.1)  (27.1)  (23.0)   (1.6)    N/A      8.0    9/13/1993
Lincoln VIP Aggressive Growth
Fund (Service Class)           (31.6)  (31.6)  (24.6)  (11.2)    N/A     (1.5)    2/3/1994
Lincoln VIP Bond Fund
(Standard Class)                 8.1     8.1     8.0     5.2     5.3      8.2   12/28/1981
Lincoln VIP Capital
Appreciation Fund (Service
Class)                         (28.3)  (28.3)  (24.5)   (3.6)    N/A      4.6     2/3/1994
Lincoln VIP Global Asset
Allocation Fund (Service
Class)                         (13.6)  (13.6)  (10.1)   (2.4)    4.7      5.2     8/3/1987
Lincoln VIP International
Fund (Standard Class)          (12.4)  (12.4)   (8.7)   (0.3)    5.0      3.3     5/1/1991
Lincoln VIP Money Market Fund
(Standard Class)                (0.5)   (0.5)    1.9     2.3     2.4      4.2     1/7/1982
Lincoln VIP Social Awareness
Fund (Standard Class)          (23.6)  (23.6)  (15.2)   (4.0)    8.0      9.4     5/2/1988
MFS VIT Capital Opportunities
Series (Service Class)         (31.1)  (31.1)  (21.3)   (2.7)    N/A      2.5    8/14/1996
MFS(R) VIT Emerging Growth
Series (Service Class)         (35.1)  (35.1)  (30.7)   (5.4)    N/A      2.5    7/24/1995
MFS(R) VIT Total Return
Series (Service Class)          (7.1)   (7.1)    1.2     2.9     N/A      8.4     1/3/1995
MFS(R) VIT Utilities Series
(Service Class)                (24.3)  (24.3)  (16.2)   (2.7)    N/A      7.0     1/3/1995
Neuberger Berman AMT Mid-cap
Growth Portfolio               (30.6)  (30.6)  (22.5)   (0.8)    N/A      2.3    11/3/1997
Neuberger Berman AMT Regency
Portfolio                      (12.2)  (12.2)    N/A     N/A     N/A     (9.8)   8/22/2001
Putnam VT Growth & Income
Fund (Class IB)                (20.5)  (20.5)   (8.2)   (2.7)    6.5      8.3     2/1/1988
Putnam VT Health Sciences
Fund (Class IB)                (21.8)  (21.8)   (5.7)    N/A     N/A     (3.3)    5/1/1998
Scudder VIT EAFE Equity Index
Fund (Class A)                 (23.0)  (23.0)  (22.5)   (7.0)    N/A     (7.8)   8/22/1997
Scudder VIT EAFE Equity Index
Fund (Class B)                 (23.7)  (23.7)  (16.3)   (2.6)    N/A     (2.2)   10/1/1997
Scudder VIT Small Cap Index
Fund (Class A)                 (22.0)  (22.0)   (9.7)   (3.5)    N/A     (2.6)   8/25/1997



The performance figures shown reflect the cost of the i4LIFE/SM/ Advantage and EGMDB.

Market Value Adjustment

The following example illustrates the detailed calculations for a $50,000 deposit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the "MVA" and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. Any charges for optional death benefit risks are not taken into account in the example. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum guarantee is shown under column (4) under the "Surrender Value Calculation". The "Index Rate Factor Calculation" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the minimum guarantee respectively.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             Cash Surrender Values



Single Premium....................... $50,000
Premium Taxes........................ None
Withdrawals.......................... None
Guaranteed Period.................... 5 years
Guaranteed Interest Rate............. 4.50%
Annuity Date......................... Age 70
Yield Rate A......................... 5.00%
Yield Rate B......................... 6.00% End of contract year 1
                                      5.50% End of contract year 2
                                      5.00% End of contract year 3
                                      4.00% End of contract year 4
Percentage Adjustment to Index Rate B 0.25%


                          SURRENDER VALUE CALCULATION


                                 (3) = (1) X (2)
              (1)     (2)        Adjusted        (4)     (5)        (6)       (7)
              Annuity Yield Rate Annuity         Minimum Greater of Surrender Surrender
Contract Year Value   Factor     Value           Value   (3) & (4)  Charge    Value
------------- ------- ---------- --------------- ------- ---------- --------- ---------
      1...... $52,250  0.953765      $49,834     $51,500  $51,500    $3,000    $48,500
      2...... $54,601  0.978874      $53,448     $53,045  $53,448    $3,000    $50,448
      3...... $57,058  1.000000      $57,058     $54,636  $57,058    $2,500    $54,558
      4...... $59,626  1.007194      $60,055     $56,275  $60,055    $2,000    $58,055
      5...... $62,309     NA         $62,309     $57,964  $62,309    $1,500    $60,809


                           ANNUITY VALUE CALCULATION

Contract Year
-------------
      1...... $50,000 X 1.045 = $52,250
      2...... $52,250 X 1.045 = $54,601
      3...... $54,601 X 1.045 = $57,058
      4...... $57,058 X 1.045 = $59,626
      5...... $59,626 X 1.045 = $62,309

                         SURRENDER CHARGE CALCULATION


                        Surrender
Contract Year SC Factor Charge
------------- --------- ---------
      1......   6.00%    $ 3,000
      2......   6.00%    $3,000
      3......   5.00%    $ 2,500
      4......   4.00%    $ 2,000
      5......   3.00%    $ 1,500



                         INDEX RATE FACTOR CALCULATION

Contract Year Index A Index B Adj Index B N   Result
------------- ------- ------- ----------- --- --------
      1......  5.00%   6.00%     6.25%     4  0.953765
      2......  5.00%   5.50%     5.75%     3  0.978874
      3......  5.00%   5.00%     5.00%     2  1.000000
      4......  5.00%   4.00%     4.25%     1  1.007194
      5......  5.00%    N/A       N/A     N/A   N/A

                           MINIMUM VALUE CALCULATION

Contract Year
-------------
      1...... $50,000 X 1.03 = $51,500
      2...... $51,500 X 1.03 = $53,045
      3...... $53,045 X 1.03 = $54,636
      4...... $54,636 X 1.03 = $56,275
      5...... $56,275 X 1.03 = $57,964

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date ; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, LNY makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

LNY may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law. At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payout is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a)The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b)A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


i4LIFE/SM/ Advantage for Non-qualified contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the i4LIFE/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the annuity account value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.


The annuity factors are based on whether the i4LIFE/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.


At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

LNY may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.


i4LIFE/SM/ Advantage for IRA contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the i4LIFE/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the annuity account value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



The annuity factors are based on whether the i4LIFE/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.


At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

LNY may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Proof of age, sex and survival
LNY may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Advertising and sales literature

As set forth in the Prospectus, LNY may refer to the following organizations (and others) in its marketing materials.



A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which LNY intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's Investors Service's insurance financial strength rating is a an opinion of an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's Index--A broad-based measurement of U.S. stock-market performance based on the weighted performance of 500 common stocks of leading company's and leading industries, commonly known as the Standard & Poor's (S&P
500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.


Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2002, the average firm's stock value in the index was $4 billion; the median was $700 million. The range of stock value was from $309 billion to $128 million.


Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade

(i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry group representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.


NASDAQ-QTC Price Index--This index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.


Dow Jones Industrial Average (DJIA)--A price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the series funds, LNY intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding LNY, performance of the subaccounts and advertisement literature.

Additional services

Dollar Cost Averaging (DCA)--You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date;
(2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or MVA which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office. The minimum annuity account value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our servicing office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.

Portfolio Rebalancing--Portfolio Rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to our servicing office. If portfolio rebalancing is elected, all premium payments allocated to the variable subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent premium payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing our servicing office. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.

Cross Reinvestment Program--Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding annuity account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

The account rebalancing program is not available following the annuity commencement date. Currently, there is no charge for this service. However, we reserve the right to impose one.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002, and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.



LNY's Customers. Sales literature for the VAA and the series' funds may refer to the number of employers and the number of individual annuity clients which LNY serves. LNY serves over 215 employers and more than 38,000 individuals. They're in good company with a good company, a company known for financial strength and superior service. As a member of the Insurance Marketplace Standards Association (IMSA), we are committed to upholding strong business ethics.



LNY's Assets, Size. LNY may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2002 LNY had total assets of approximately $3 billion.


Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements


The financial statements of the VAA and of LNY appear on the following pages.

Lincoln ChoicePlus II

Lincoln New York Account N

for Variable Annuities
Individual Variable Annuity Contracts

     Home Office:                               Servicing Office:
     Lincoln Life & Annuity Company of New York Lincoln New York ChoicePlus
           100 Madison Street, Suite 1860          P.O. Box 7866
           Syracuse, NY 13202                      Fort Wayne, IN 46801
           www.LincolnRetirement.com               1-888-868-2583



This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York). It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a vari-able or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit on the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If all your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For example, we limit withdrawals and may transfer amounts from the fixed side of the contract. Also an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


All purchase payments for benefits on a variable basis will be placed in Lincoln New York Separate Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:

AIM Variable Insurance Funds (Series II Shares):
   AIM V.I. Growth Fund
   AIM V.I. International Growth Fund
   AIM V.I. Premier Equity Fund


AllianceBernstein Variable Products Series Fund   (Class B):


   AllianceBernstein Growth and Income Portfolio


   AllianceBernstein Premier Growth Portfolio

   AllianceBernstein Small Cap Value Portfolio

   AllianceBernstein Technology Portfolio



American Funds Insurance SeriesSM (Class 2) (formerly AFIS):


   American Funds Global Small Capitalization Fund


   American Funds Growth Fund


   American Funds Growth-Income Fund


   American Funds International Fund



Delaware VIP Trust (Service Class):

   Delaware VIP Large Cap Value Series
   Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Trend Series
   Delaware VIP U.S. Growth Series

Franklin Templeton Variable Insurance Products Trust (Class 2):
   FTVIPT Franklin Small Cap Fund
   FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):
   Balanced Portfolio

   Mid Cap Growth Portfolio (formerly Aggressive Growth)

   Worldwide Growth Portfolio

Lincoln Variable Insurance Products Trust (Standard Class):


   Lincoln VIP Aggressive Growth Fund


   Lincoln VIP Bond Fund


   Lincoln VIP Capital Appreciation Fund


   Lincoln VIP Global Asset Allocation Fund


   Lincoln VIP International Fund


   Lincoln VIP Money Market Fund


   Lincoln VIP Social Awareness Fund


MFS(R) Variable Insurance Trust (Service Class):
   MFS Capital Opportunities Series
   MFS Emerging Growth Series
   MFS Total Return Series
   MFS Utilities Series


Neuberger Berman Advisers Management Trust:

   Mid-Cap Growth Portfolio
   Regency Portfolio

Putnam Variable Insurance Trust (Class IB):
   Growth & Income Fund
   Health Sciences Fund


Scudder Investment VIT Funds (Class A):


   Scudder VIT EAFE Equity Index Fund


   Scudder VIT Equity 500 Index Fund


   Scudder VIT Small Cap Index Fund


Variable Insurance Products (Service Class 2):
   Fidelity(R) VIP Contrafund Portfolio
   Fidelity(R) VIP Equity-Income Portfolio
   Fidelity(R) VIP Growth Portfolio
   Fidelity(R) VIP Overseas Portfolio


This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions, or for a free copy of the SAI, write: Lincoln New York ChoicePlus, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about Lincoln New York and Account N are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of contents


                Item                                        Page
                ------------------------------------------------
                Special terms                                 3
                ------------------------------------------------
                Expense tables                                4
                ------------------------------------------------
                Summary                                       9
                ------------------------------------------------
                Investment results                           10
                ------------------------------------------------
                Financial statements                         10
                ------------------------------------------------
                Lincoln Life & Annuity Company of New
                  York                                       10
                ------------------------------------------------
                Variable annuity account (VAA)               10
                ------------------------------------------------
                Investments of the variable annuity account  10
                ------------------------------------------------
                Charges and other deductions                 14
                ------------------------------------------------
                The contracts                                16
                ------------------------------------------------
                Contractowner questions                      23
                ------------------------------------------------
                Annuity payouts                              24
                ------------------------------------------------



               Item                                         Page
               -------------------------------------------------
               Fixed side of the contract                    27
               -------------------------------------------------
               Federal tax matters                           28
               -------------------------------------------------
               Voting rights                                 32
               -------------------------------------------------
               Distribution of the contracts                 32
               -------------------------------------------------
               Return privilege                              33
               -------------------------------------------------
               State regulation                              33
               -------------------------------------------------
               Records and reports                           33
               -------------------------------------------------
               Other information                             33
               -------------------------------------------------
               Legal proceedings                             33
               -------------------------------------------------
               Statement of additional information table of
               contents for Lincoln New York Account N
               for Variable Annuities Lincoln ChoicePlus II  34
               -------------------------------------------------
               Appendix A--Condensed Financial
                 Information                                A-1
               -------------------------------------------------

Special terms



Account or variable annuity account (VAA)--The segregated investment account, Account N, into which Lincoln New York sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity benefit payments are based and upon whose life a death benefit may be paid.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit--The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. A Guarantee of Principal Death Benefit or an Enhanced Guaranteed Minimum Death Benefit may be available.


Earnings--The excess of contract value over purchase payments which have not yet been withdrawn from the contract.

Free amount--The amount that may be withdrawn each contract year without incurring a surrender charge.


i4LIFE/SM /Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period, earlier version called Income4Life(R) Solution.


Lincoln Life--The Lincoln National Life Insurance Company.

Lincoln New York (we, us, our)--Lincoln Life & Annuity Company of New York.

Purchase payments--Amounts paid into the contract.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner Transaction Expenses:



                .Surrender Charge (as a percentage of pur-
                 chase payments surrendered/withdrawn):    6.0%*
                .Transfer Charge:                          $25**





*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.



**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge in the future a $25 fee for transfers over 12 times during any contract year. Automatic dollar-cost averaging, portfolio rebalancing and cross-reinvestment transfers are not included as transfers for purposes of calculating the transfer charge.



We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment and regular income payments under i4LIFE/SM/ Advantage). See Fixed side of the contract.



The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



Annual Account Fee:                                                         $30*



Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts)



                                         With Enhanced
                                         Guaranteed Minimum    Guarantee of Principal
                                         Death Benefit (EGMDB) Death Benefit
                                         --------------------- ----------------------
..Mortality and expense risk charge               1.25%                 1.10%
..Administrative charge                            .15%                  .15%
                                                 -----                 -----
..Total annual charge for each subaccount         1.40%                 1.25%



*The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year.





The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.






       Total Annual Fund Operating Expenses               Minimum Maximum
         (expenses that are deducted from fund assets,
       including management fees, distribution   (12b-1)
       fees, and other expenses).........................  0.32%   1.70%

       Net Total Annual Fund Operating Expenses*          Minimum Maximum
         (after contractual waivers/reimbursements)......  0.30%   1.46%



*Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2004.

The following table shows expenses charged by each fund for the year ended December 31, 2002:

(as a percentage of each fund's average net assets):




                                                                                                  Total          Total Expenses
                      Management          12b-1 Fees          Other Expenses      Total Expenses  Contractual    (after
                      Fees (before        (before any         (before any         (before any     Waiver/        Contractual
                      any waivers/        waivers/            waivers/            waivers/        Reimbursements waivers/
                      reimbursements) +   reimbursements) +   reimbursements) =   reimbursements) (if any)       reimbursements)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I.
 Growth Fund
 (Series II)               0.63%               0.25%               0.28%               1.16%
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I.
 International
 Growth Fund
 (Series II)               0.74                0.25                0.35                1.34
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I.
 Premier
 Equity
 Fund (Series
 II)                       0.61                0.25                0.24                1.10
--------------------------------------------------------------------------------------------------------------------------------

 AllianceBernstein
 Growth and
 Income
 Portfolio
 (class B)                 0.63                0.25                0.05                0.93
--------------------------------------------------------------------------------------------------------------------------------

 AllianceBernstein
 Premier
 Growth
 Portfolio
 (class B)                 1.00                0.25                0.06                1.31
--------------------------------------------------------------------------------------------------------------------------------

 AllianceBernstein
 Small Cap
 Value
 Portfolio
 (class B)/(1)/            1.00                0.25                0.45                1.70           (0.25)%         1.45%
--------------------------------------------------------------------------------------------------------------------------------

 AllianceBernstein
 Technology
 Portfolio
 (class B)                 1.00                0.25                0.21                1.46
--------------------------------------------------------------------------------------------------------------------------------
American Funds
 Global Small
 Capitalization
 Fund (class 2)            0.80                0.25                0.04                1.09
--------------------------------------------------------------------------------------------------------------------------------
American Funds
 Growth
 Fund (class 2)            0.38                0.25                0.02                0.65
--------------------------------------------------------------------------------------------------------------------------------
American Funds
 Growth-Income
 Fund (class 2)            0.34                0.25                0.01                0.60
--------------------------------------------------------------------------------------------------------------------------------
American Funds
 International
 Fund (class 2)            0.57                0.25                0.06                0.88
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP
 Large Cap
 Value Series
 (Service
 class)/(2)/               0.65                0.25                0.10                1.00
--------------------------------------------------------------------------------------------------------------------------------
Delaware
 VIP High
 Yield Series
 (Service
 class)/(3)/               0.65                0.25                0.13                1.03
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP
 REIT Series
 (Service class)/(4)/      0.75                0.25                0.09                1.09
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP
 Small Cap
 Value Series
 (Service
 class)/(4)/               0.75                0.25                0.10                1.10
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP
 Trend Series
 (Service
 class)/(4)/               0.75                0.25                0.09                1.09
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP
 U.S. Growth
 Series
 (Service
 class)/(5)/               0.65                0.25                0.10                1.00
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R)
 VIP
 Contrafund
 Portfolio
 (Service
 class 2)                  0.58                0.25                0.10                0.93
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R)
 VIP
 Equity-Income
 Portfolio
 (Service
 class 2)                  0.48                0.25                0.10                0.83
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R)
 VIP Growth
 Portfolio
 (Service
 class 2)                  0.58                0.25                0.10                0.93
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R)
 VIP Overseas
 Portfolio
 (Service
 class 2)                  0.73                0.25                0.18                1.16
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT
 Franklin
 Small Cap
 Fund (class
 2)/(6)/                   0.53                0.25                0.31                1.09           (0.05)          1.04
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT
 Templeton
 Growth
 Securities
 Fund (class 2)            0.81                0.25                0.06                1.12
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Mid Cap
 Growth
 Portfolio
 (Service
 Class)                    0.65                0.25                0.02                0.92
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Balanced
 Portfolio
 (Service
 Class)                    0.65                0.25                0.02                0.92
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Worldwide
 Growth
 Portfolio
 (Service
 Class)                    0.65                0.25                0.05                0.95
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 Aggressive
 Growth Fund
 (Standard
 class)/(7)/               0.74                0.00                0. 16               0.90
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Total          Total Expenses
                      Management          12b-1 Fees          Other Expenses      Total Expenses  Contractual    (after
                      Fees (before        (before any         (before any         (before any     Waiver/        Contractual
                      any waivers/        waivers/            waivers/            waivers/        Reimbursements waivers/
                      reimbursements) +   reimbursements) +   reimbursements) =   reimbursements) (if any)       reimbursements)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 Bond Fund
 (Standard
 class)/(7)/               0.39%               0.00%               0.09%               0.48%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 Capital
 Appreciation
 Fund
 (Standard
 class)/(7) /              0.73                0.00                0.09                0.82
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 Global Asset
 Allocation
 Fund
 (Standard
 class)/(7) /              0.74                0.00                0.31                1.05
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 International
 Fund
 (Standard
 class)/(7) /              0.85                0.00                0.20                1.05
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 Money Market
 Fund
 (Standard
 class)/(7) /              0.42                0.00                0.10                0.52
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 Social
 Awareness
 Fund
 (Standard
 class)/(7) /              0.35                0.00                0.08                0.43
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT
 Capital
 Opportunities
 Series
 (Service
 class)/(8)(9)/            0.75                0.25                0.18                1.18           (0.03)%         1.15%
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT
 Trust
 Emerging
 Growth Series
 (Service class)/(9)/      0.75                0.25                0.11                1.11
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT
 Trust Total
 Return Series
 (Service
 class)/(9)/               0.75                0.25                0.11                1.11
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT
 Trust
 Utilities
 Series
 (Service class)/(9)/      0.75                0.25                0.19                1.19
--------------------------------------------------------------------------------------------------------------------------------
Neuberger
 Berman AMT
 Mid-Cap
 Growth
 Portfolio                 0.84                0.00                0.11                0.95
--------------------------------------------------------------------------------------------------------------------------------
Neuberger
 Berman AMT
 Regency
 Portfolio/(10)/           0.85                0.00                0.43                1.28
--------------------------------------------------------------------------------------------------------------------------------
Putman VT
 Growth &
 Income Fund
 (Class 1B)                0.48                0.25                0.04                0.77
--------------------------------------------------------------------------------------------------------------------------------
Putman VT
 Health
 Sciences Fund
 (Class 1B)                0.70                0.25                0.13                1.08
--------------------------------------------------------------------------------------------------------------------------------
Scudder VIT
 EAFE Equity
 Index Fund
 (Class
 A)/(11)/                  0.45                0.00                0.47                0.92           (0.27)          0.65
--------------------------------------------------------------------------------------------------------------------------------
Scudder VIT
 Equity 500
 Index Fund
 (Class A)/(12)/           0.20                0.00                0.12                0.32           (0.02)          0.30
--------------------------------------------------------------------------------------------------------------------------------
Scudder VIT
 Small Cap
 Index Fund
 (Class A)/(13)/           0.35                0.00                0.26                0.61           (0.16)          0.45
--------------------------------------------------------------------------------------------------------------------------------





(1)For the period May 1, 2002 through April 30, 2003, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%. For the period May 1, 2003 through April 30, 2004, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%.



(2)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The adviser has voluntarily elected to waive its management fee to 0.60% indefinitely. Taking into account this arrangement, which can be terminated any time, total expenses for the year ending December 31, 2002 were 0.95%



(3)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%.



(4)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%.



(5)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.75%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%.



(6)The manager had contractually agreed in advance to make an estimated reduction of 0.05% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the Money Fund.



(7)The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new agreement are higher than the fees and expenses previously charged to the fund.



(8)MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below), do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2004, unless changed with the consent of the board of trustees which oversees the series.



(9)Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at anytime. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for each series and would equal 1.10% Emerging Growth and 1.18% Utilities. There we no fee reductions for the Capital Opportunities and Total Return Series.



(10)Reflects a recoupment of 0.05% of the portfolio's expenses previously paid by the adviser. The expense reimbursement arrangements for the Portfolios are contractual for three years (ending December 31, 2006) and any excess expenses can be repaid to Neuberger Berman Management, Inc. within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation of 1.50%.



(11)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.65% until April 30, 2005.



(12)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% until April 30, 2005.



(13)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% until April 30, 2005.

EXAMPLES





This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return, the maximum fees and expenses of any of the funds and that the EGMDB death benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



                                                             1 year           3 years           5 years           10 years
----------------------------------------------------------------------------------
                                                              $915            $1,463            $1,935             $3,430



2) If you do not annuitize or surrender your contract at the end of the applicable time period:



                                                             1 year           3 years           5 years           10 years
----------------------------------------------------------------------------------
                                                              $315             $963             $1,635             $3,430



For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--i4LIFE/SM/ Advantage for IRA contracts and Annuity payouts--including i4LIFE/SM/ Advantage (Non-Qualified annuity contracts only). These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual variable and/or interest adjusted annuity contract between you and Lincoln New York. This Prospectus describes the variable side of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln New York may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account--Description of the funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account--Investment advisers.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive annuity payouts, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We reserve the right in the future to charge a $25 fee for transfers over 12 times during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.


We charge an account fee of $30 on any contract anniversary if the contract value is less than $50,000. We do not assess the account fee on contracts issued before June 2, 2003.



We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.10% for the Guarantee of Principal death benefit and 1.25% for the EGMDB. See Charges and other deductions.




The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE/SM /Advantage. See The contracts and Annuity payouts.



For information about the compensation we pay for sales of contracts See The contracts--Commissions.


What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.




What is i4LIFE/SM/ Advantage? i4LIFE/SM /Advantage is an income program that provides periodic variable lifetime income payments, a death benefit and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE/SM/ Advantage payout phase, based on the i4LIFE/SM/ Advantage death benefit you choose.



What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts--Death benefit and i4LIFE/SM/ Advantage (IRA).



May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The contracts--Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.




May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our servicing office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.


Where may I find more information about accumulation unit values? The Appendix to this Prospectus provides more information about accumulation unit values.


Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.

Lincoln Life & Annuity Company of New York




LNY is a New York-domiciled life insurance company founded on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Variable annuity account (VAA)

On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln New York. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. Lincoln New York is the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are Lincoln New York's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln New York in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisers
The investment advisers of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by A I M Advisors, Inc.


AllianceBernstein Variable Products Series Fund managed by AllianceBernstein Capital Management, L.P.



American Funds Insurance Series ("American Funds"), managed by Capital Research and Management Company.


Delaware VIP Trust ("Delaware VIP"), managed by Delaware Management Company.

Franklin Templeton Variable Insurance Products Trust--FTVIPT Franklin Small Cap is managed by Franklin

Advisers, Inc.; FTVIPT Templeton Growth Securities is managed by Templeton Global Advisors Limited.

Janus Aspen Series, managed by Janus Capital Management LLC.




Lincoln Variable Insurance Products Trust ("Lincoln VIP"), managed by Delaware Management Company. The Aggressive Growth and Global Asset Allocation Funds are sub-advised by Putnam Investment Management, L.L.C. The Capital Appreciation Fund is sub-advised by Janus Capital Management LLC. The International Fund is sub-advised by Delaware International Advisers, Ltd.




MFS--Variable Insurance Trust ("MFS Variable Trust"), managed by Massachusetts Financial Services Company.

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT), managed by Neuberger Berman Management, Inc.

Putnam Variable Trust (Putnam VT), managed by Putnam Investment Management,
L.L.C.


Scudder Investment VIT Funds ("Scudder VIT"), managed by Deutsche Asset Management, Inc.


Variable Insurance Products ("Fidelity(R) VIP"), managed by Fidelity Management & Research Company.



As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the prospectus for the fund.


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln New York (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln New York (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.


The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln New York and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth-Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



American Funds International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


AIM V.I. Growth Fund: Seeks growth of capital.

AIM V.I. International Growth Fund: Seeks to provide long-term growth of capital.

AIM V.I. Premier Equity Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.


AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.



AllianceBernstein Premier Growth Portfolio: Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.



AllianceBernstein Small Cap Value Portfolio: Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.



AllianceBernstein Technology Portfolio: Seeks to emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).


Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.

Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.


Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earning potential. Under normal circumstances, at least 80% of the Series' net assets will be investments of small cap companies.


Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.


Delaware VIP U.S. Growth: Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high expected earnings growth rates as compared to other companies in the same industry.



Fidelity(R) VIP Contrafund Portfolio: Seeks long-term capital appreciation.



Fidelity(R) VIP Equity-Income Portfolio: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield, which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).



Fidelity(R) VIP Growth Portfolio: Seeks to achieve capital appreciation.



Fidelity(R) VIP Overseas Portfolio: Seeks long-term growth of capital.



FTVIPT Franklin Small Cap Fund: Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market capitalization values not exceeding (1) $1.5 billion, or (2) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.



FTVIPT Templeton Growth Securities Fund: Seeks long-term capital growth. The fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.



Janus Aspen Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium sized companies.


Janus Aspen Balanced Portfolio: Seeks long-term capital growth, consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.


Lincoln VIP Aggressive Growth Fund: Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies.



Lincoln VIP Bond Fund: Seeks maximum current income consistent with a prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed securities.



Lincoln VIP Capital Appreciation Fund: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks and may also buy some money market securities and bonds, including junk bonds.





Lincoln VIP Global Asset Allocation Fund: Seeks long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.



Lincoln VIP International Fund: Seeks long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.



Lincoln VIP Money Market Fund: Seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.



Lincoln VIP Social Awareness Fund: Seeks long-term capital appreciation. The fund buys stocks of large and medium-sized companies, which adhere to certain specific social criteria.



MFS(R) VIT Capital Opportunities Series: Seeks capital appreciation.



MFS(R) VIT Emerging Growth Series: Seeks to provide long-term growth of capital.



MFS(R) VIT Total Return Series: Seeks mainly to provide above-average income consistent with the prudent employment of capital and to provide a reasonable opportunity for capital growth and income.





MFS(R) VIT Utilities Series: Seeks capital growth and current income (compared to a portfolio invested entirely in equity securities).



Neuberger Berman AMT Mid-Cap Growth Portfolio: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



Neuberger Berman AMT Regency Portfolio: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.



Putnam VT Growth & Income Fund: Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.



Putnam VT Health Sciences Fund: Seeks capital appreciation by investing mainly in common stocks of companies in the health sciences industries with a focus on growth stocks.



Scudder VIT EAFE Equity Index Fund: The fund seeks to replicate as closely as possible, before the deduction of expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (EAFE(R) Index) which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.



Scudder VIT Equity 500 Index Fund: The fund seeks to replicate as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large U.S. companies.



Scudder VIT Small Cap Index Fund: The Fund seeks to replicate as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.




Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln New York, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed the actual contract value; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA for Lincoln ChoicePlus II

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.10% for the Guarantee of Principal Death Benefit, and 1.25% for the EGMDB.


Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows:

                                   Number of contract
                                   anniversaries since
                                   purchase payment was
                                   invested
             ------------------------------------------------------
                                        At least
                                   None 1   2   3   4   5   6   7+
             Surrender charge as a
               percentage of the
               surrendered or
               withdrawn purchase
               payments            6%   6   5   4   3   2   1   0

A surrender charge does not apply to:

 1.A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested.

 2.Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the total purchase payments;

 3.A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in
   Section 22(e)(3) of the tax code, which disability occurred and has existed continuously for a period of twelve months before the 65th birthday of the contractowner.

 4.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner.

 5.A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days.

 6.A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner.

 7.A surrender of the contract as a result of the death of the contractowner or annuitant.

 8.Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln New York.

 9.Periodic payments made under any annuity payout option made available by Lincoln New York.


10.Regular income payments made under i4LIFE/SM/ Advantage.


For purposes of calculating the surrender charge on withdrawals, Lincoln New York assumes that:

a.The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then

  2.from earnings until exhausted.

c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.




Account fee


During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. The account fee will be waived for any contract with the contract value that is equal to or greater than $50,000 on the contract anniversary. We do not assess the account fee on contracts issued before June 2, 2003.



Transfer fee


We reserve the right to impose, in the future, a $25 fee for transfers over 12 times during any contract year. Automatic dollar-cost averaging, cross reinvestment and portfolio rebalancing transfers are not included as transfers for purposes of calculating the transfer fee.





Rider charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%. Currently, there is no premium tax levied for New York residents.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout period. See The contracts-- i4LIFE/SM/ Advantage (IRA) and Annuity payouts--
 (Non-Qualified).


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln New York or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative charge and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our servicing office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment must be priced within two business days.


Who can invest
To apply for a contract, you must be of legal age in New York and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant cannot be older than age 89.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRA's and Roth IRA's, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of existing insurance



Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.


Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Lincoln New York reserves the right to limit purchase payments made to the contract.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our servicing office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the deduction of certain contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with different death benefit options, contracts with different death benefit options will have different corresponding accumulation unit values on any given day.



In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. We reserve the right in the future to impose a $25 fee for transfers after the first 12 times during a contract year.


Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by Lincoln New York. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a

Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln New York, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln New York become aware of such disruptive practices, Lincoln New York may refuse to permit such transfers.




If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.


Transfers of all or a portion of a fixed account (other than automatic transfer programs) may be subject to an interest adjustment.



Transfers may be delayed as permitted by the 1940 Act. See Delay of payments.


Transfers after the annuity commencement date

If you select i4LIFE/SM/ Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.



If you do not select i4LIFE/SM/ Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional services
There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. Upon receipt of additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the follow-ing provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner. Only the contract value as of the day Lincoln New York approves the payment of the claim is available on the death of the contractowner or joint owner, if the contractowner or joint owner was changed subsequent to the effective date of this contract unless the change occurred because of the death of the prior contractowner or joint owner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, be comes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares), provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant).

Notification of the election of this death benefit must be received by Lincoln New York within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant. Only the contract value as of the day Lincoln New York approves the payment of the claim is available on the death of the annuitant if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior annuitant.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This approval of the death benefit will occur after receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.


Guarantee of Principal Death Benefit. This benefit is available on or about June 2, 2003, depending on state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:



1.the contract value as of the day Lincoln New York approves the payment of the claim; or



2.the sum of all purchase payments decreased by withdrawals (including any applicable charges and premium taxes incurred) in the same proportion that withdrawals (including any applicable charges and premium taxes incurred) reduced the contract value.





In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.



Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the death occurs before the annuity commencement date and the EGMDB is in effect, the death benefit paid will be the greatest of:


1.the contract value as of the day on which Lincoln New York approves the payment of the claim;


2.the sum of all purchase payments decreased by withdrawals (including any applicable charges and premium tax incurred) in the same proportion that withdrawals (including any applicable charges and premium taxes incurred) reduced the contract value; or



3.the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value.



In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 81 or older at the time of issuance.



Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.



For contracts purchased after June 2, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and other deductions.


General death benefit information



The EGMDB and the Guarantee of Principal death benefit are separate death benefit elections. Only one of these death benefit elections may be in effect at any one time, and these elections terminate if you elect i4LIFE/SM/ Advantage.


If there are joint owners, upon the death of the first contractowner, Lincoln New York will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln New York will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value will be credited to the contract.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.





Ownership
The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying the servicing office of the change. The new annuitant must be under age 90 as of

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

the effective date of the change. This change may cause a reduction of the death benefit on the death of the annuitant. See The contracts--Death benefit.

A contingent annuitant may be named or changed by notifying the servicing office in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the servicing office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to an interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the servicing office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and other deductions.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Small contract surrenders
Lincoln New York may surrender your IRA or nonqualified contract, in accordance with New York laws if: 1) your contract value drops below $2,000, for any reason, including if your contract value decreases due to performance of the subaccounts you selected, 2) no purchase payments have been received for 3 (three) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month. At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.






i4LIFE/SM/ Advantage


(IRA Annuity Contracts ONLY)


The i4LIFE/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.65% for the i4LIFE/SM/ Advantage Account Value death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



i4LIFE/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 591/2 or older at the time the option is elected. You may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office. Additional purchase payments may be made during the Access Period.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and the i4LIFE/SM/ Advantage death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.



Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.



If i4LIFE/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE/SM/ Advantage begins, any automatic with-drawal service will terminate. See The contracts. i4LIFE/SM/ Advantage may not be available within the first 12 months after the contract is issued.



Assumed interest rates of 3%, 4% and 5% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.



Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.



After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.



Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.



Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.



Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides the i4LIFE/SM/ Account Value death benefit. This death benefit is equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim.



If you die during the Access Period, the i4LIFE/SM/ Advantage will terminate. Your beneficiary may start a new i4LIFE/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.



Following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of i4LIFE/SM/ Advantage will be on or around June 2, 2003. Until that time, an earlier version (called the Income4Life(R) Solution) may be available. Under the Income4Life(R) Solution, the death benefits equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim (as opposed to the Account Value death benefit and EGMDB offered under i4LIFE/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.40% of the net asset value of the Account Value in the VAA. The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. Contracts issued after i4LIFE/SM/ Advantage is available in your state may be able to only elect i4LIFE/SM/ Advantage.



Termination. You may terminate i4LIFE/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Upon termination of i4LIFE/SM/ Advantage, your death benefit will be the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for the i4LIFE/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the Guarantee of Principal death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE/SM/ Advantage.


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


Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, as permitted under your contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.




Delay of payments

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners. Payment of contract proceeds from the fixed account may be delayed for up to six months.



Due to federal laws designated to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.


Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made by your written authorization to us and received in our servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. Any changes are subject to prior approval by the New York Superintendent of Insurance. You will be notified in writing of any changes, modifications or waivers. If any proposed change legally requires a vote of the contractowners, we will notify you about the nature of the proposed change and request your vote on the matter before implementing such a change.

Commissions
The commissions paid to dealers are a maximum of 7.0% of each purchase payment. In some instances, commissions on deposits may be lowered by as much as 2.50% and replaced by a commission of up to .65% of annual contract values. These commissions are not deducted from purchase payments or contract value, they are paid by us.




Lincoln New York offers the contracts through the registered representatives of its affiliated broker dealer, Lincoln Financial Advisors Corporation (LFA), who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Registered Representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln New York, using LFA as a principal underwriter, also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with LFA will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Lincoln New York offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.




Contractowner questions

The obligations to purchasers under the contracts are those of Lincoln New York. Questions about your contract should be directed to us at 1-888-868-2583.

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Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.


You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made after Lincoln New York is in receipt of: (1) proof, satisfactory to Lincoln New York, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of .15% will be assessed on all variable annuity payouts (except for the i4LIFE/SM/ Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date, less any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

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

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by Lincoln New York. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate
(annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General information

The Guarantee of Principal death benefit and the EGMDB are not available after the annuity commencement date. The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.




i4LIFE/SM/ Advantage


(Non-Qualified Annuity Contracts ONLY)


We offer a variable annuity payout option for non-qualified contracts. This option is subject to a charge (imposed only during the i4LIFE/SM/ Advantage payout phase), computed daily, equal to an annual rate of 1.65% for the i4LIFE/SM/ Advantage Account Value death benefit, and 1.85% for the i4LIFE/SM/ Advantage EGMDB, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



If your contract value is at least $50,000, you may elect the i4LIFE/SM/ Advantage any time before the annuity commencement date by sending a written request to our servicing office. The annuitant may not be changed and additional purchase payments will not be accepted after i4LIFE/SM/ Advantage is elected.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you elect i4LIFE/SM/ Advantage, you also select a new death benefit option. Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.



Assumed interest rates of 3%, 4% and 5% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.



Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due.
The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access
Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.



After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.



Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.



Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.



Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides two death benefit options:



1.i4LIFE/SM/ Advantage Account Value death benefit; and



2.i4LIFE/SM/ Advantage EGMDB.



The i4LIFE/SM/ Advantage Account Value death benefit is equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim.



The charge under this death benefit is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.



The i4LIFE/SM/ Advantage EGMDB is the greatest of:



1.the Account Value as of the day on which Lincoln New York approves the payment of the claim;



2.the sum of all purchase payments less the sum of all regular income payments and withdrawals (including applicable charges and premium taxes incurred) in the same proportion that regular income payments and withdrawals (including applicable charges and premium taxes incurred) reduced the Account Value; or;



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals (including any applicable charges), and any premium taxes incurred, are deducted in the same proportion that withdrawals (including any applicable charges), and any premium taxes incurred reduce the Account Value. Only the highest Account Value achieved on an anniversary following the election of i4LIFE/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB death benefit as the death benefit before i4LIFE/SM/ Advantage. If you elected the EGMDB after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.



In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable.



The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA.





During the Access Period, contracts with the i4LIFE/SM/ Advantage EGMDB may elect to change to the i4LIFE/SM/ Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our servicing office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE/SM/ Advantage EGMDB.



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


Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date the death claim is approved by Lincoln New York for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date the death claim is approved by Lincoln New York for payment.



For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of i4LIFE/SM/ Advantage will be on or around June 2, 2003. Until that time, an earlier version (called the Income4Life(R) Solution) may be available. Under the Income4Life(R) Solution, the death benefits equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim (as opposed to the Account Value death benefit and EGMDB offered under i4LIFE/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.40% of the net asset value of the Account Value in the VAA (as opposed to 1.65% for the i4LIFE/SM/ Advantage Account Value death benefit or 1.85% for the i4LIFE/SM/ Advantage EGMDB). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. The Fixed Account is not available with the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may be able to only elect i4LIFE/SM/ Advantage.



Termination. You may not terminate i4LIFE/SM/ Advantage once you have elected it.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, as permitted under your contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.




Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln New York's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln New York has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln New York has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to an interest adjustment (see Interest adjustment below) and other charges (see Charges and other deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3% interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.


Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime.


Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.


The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to

10 years. Lincoln New York may add guaranteed periods or discontinue accepting money into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

Lincoln New York will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless Lincoln New York receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by Lincoln New York. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing or regular income under i4LIFE/SM/ Advantage transfers) will be subject to an interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:

                                    (1+A)n
                                     -----
                                            - 1
                                    (1+B)n

where:

A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible.


Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

.. you receive on or after you reach age 59 1/2,

.. you receive because you became disabled (as defined in the tax law),

.. a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge of (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

.. 403(b) plans (public school system and tax-exempt organization annuity plans).

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you pur-chase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or ( b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the variable annuity account--Fund shares.

Distribution of the contracts

Lincoln Financial Advisors Corporation ("LFA"), an Indiana corporation registered with the Securities and Exchange Commission as a broker-dealer, is the distrib-utor and principal underwriter of the contracts. Under an agreement with LFA, Lincoln Financial Distributors ("LFD") will act as wholesaler and will assist LFA in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by LFA registered representatives and by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represents us. Lincoln New York will offer the contracts in New York only.

Return privilege


Within the 10-day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 7866, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes and the administrative and mortality and expense risk charges which had been deducted. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

Legal proceedings




Lincoln New York is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln New York, the VAA or the Principal Underwriter.

Statement of Additional Information

Table of contents for Lincoln New York Account N for Variable Annuities



Item                                       Page
-----------------------------------------------
General information and history of Lincoln
  Life & Annuity Company of New York
  (Lincoln New York)                       B-2
-----------------------------------------------
Special terms                              B-2
-----------------------------------------------
Services                                   B-2
-----------------------------------------------
Principal underwriter                      B-2
-----------------------------------------------
Purchase of securities being offered       B-2
-----------------------------------------------
Calculation of investment results          B-2
-----------------------------------------------






                     Item                             Page
                     -------------------------------------
                     Annuity payouts                  B-10
                     -------------------------------------
                     Advertising and sales literature B-12
                     -------------------------------------
                     Additional services              B-14
                     -------------------------------------
                     Other information                B-15
                     -------------------------------------
                     Financial statements             B-15
                     -------------------------------------



For a free copy of the SAI please see page 2 of this booklet.

               STATEMENT OF ADDITIONAL INFORMATION REQUEST CARD

                             Lincoln ChoicePlus II

                          Lincoln New York Account N



Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities (ChoicePlus II).


                                (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City__________________________________  State ______________ Zip _______________

Mail to Lincoln New York Choice Plus, P.O. Box 7866, Fort Wayne, Indiana 46801.

Appendix A--Condensed financial information


Accumulation unit values


The following information relating to accumulation unit values and number of accumulation units for the Lincoln ChoicePlus and Lincoln ChoicePlus II products for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.



                                                                                2000         2001      2002
-----------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
.. Beginning of period..................................................     N/A      $10.000      $11.138
.. End of period........................................................     N/A       11.138/(2)/   7.560
Number of accumulation units
.. End of period (000's omitted)........................................     N/A            1**          1**
-----------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund Accumulation unit value
.. Beginning of period..................................................     N/A      $10.000      $10.621
.. End of period........................................................     N/A       10.621/(2)/   8.803
Number of accumulation units
.. End of period (000's omitted)........................................     N/A            1**          1
-----------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
.. Beginning of period..................................................     N/A      $10.000      $11.324
.. End of period........................................................     N/A       11.324/(2)/   7.759
Number of accumulation units
.. End of period (000's omitted)........................................     N/A            1**          2
-----------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund Accumulation unit value
.. Beginning of period.................................................. $10.000      $ 8.447      $ 7.257
.. End of period........................................................   8.447/(1)/   7.257        5.792
Number of accumulation units
.. End of period (000's omitted)........................................       2           21          163
-----------------------------------------------------------------------------------------------------------
American Funds Growth Fund Accumulation unit value
.. Beginning of period.................................................. $10.000      $ 9.929      $ 8.014
.. End of period........................................................   9.929/(1)/   8.014        5.970
Number of accumulation units
.. End of period (000's omitted)........................................     105          350          703
-----------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund Accumulation unit value
.. Beginning of period.................................................. $10.000      $10.416      $10.534
.. End of period........................................................  10.416/(1)/  10.534        8.482
Number of accumulation units
.. End of period (000's omitted)........................................      31          366          648
-----------------------------------------------------------------------------------------------------------
American Funds International Fund Accumulation unit value
.. Beginning of period.................................................. $10.000      $ 8.591      $ 6.787
.. End of period........................................................   8.591/(1)/   6.787        5.699
Number of accumulation units
.. End of period (000's omitted)........................................      21          114          374
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio Accumulation unit value
.. Beginning of period..................................................     N/A      $10.000      $11.886
.. End of period........................................................     N/A       11.886/(2)/  10.956
Number of accumulation units
.. End of period (000's omitted)........................................     N/A            1**         11
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio Accumulation unit value
.. Beginning of period.................................................. $10.000      $10.679      $10.546
.. End of period........................................................  10.679/(1)/  10.546        8.084
Number of accumulation units
.. End of period (000's omitted)........................................      30          230          320
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Premier Growth Portfolio Accumulation unit value
.. Beginning of period.................................................. $10.000      $ 8.602      $ 7.006
.. End of period........................................................   8.602/(1)/   7.006        4.778
Number of accumulation units
.. End of period (000's omitted)........................................      56          238          297
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio Accumulation unit value
.. Beginning of period.................................................. $10.000      $ 7.673      $ 5.640
.. End of period........................................................   7.673/(1)/   5.640        3.236
Number of accumulation units
.. End of period (000's omitted)........................................      77          163          139
-----------------------------------------------------------------------------------------------------------

                                                                        2000         2001      2002
---------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $10.317
.. End of period................................................     N/A       10.317/(2)/  10.335
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          4
---------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $11.108
.. End of period................................................     N/A       11.108/(2)/   8.875
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          1**
---------------------------------------------------------------------------------------------------
Delaware VIP REIT Series Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $10.713
.. End of period................................................     N/A       10.713/(2)/  11.028
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          9
---------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $11.810
.. End of period................................................     N/A       11.810/(2)/  10.956
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          8
---------------------------------------------------------------------------------------------------
Delaware VIP Trend Series Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $12.803
.. End of period................................................     N/A       12.803/(2)/  10.060
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          1
---------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $11.653
.. End of period................................................     N/A       11.653/(2)/   8.125
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          1
---------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $10.948
.. End of period................................................     N/A       10.948/(2)/   9.752
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          1
---------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $11.109
.. End of period................................................     N/A       11.109/(2)/   9.068
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**         14
---------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $11.783
.. End of period................................................     N/A       11.783/(2)/   8.074
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          2
---------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $10.910
.. End of period................................................     N/A       10.910/(2)/   8.537
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          1
---------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund Accumulation unit value
.. Beginning of period.......................................... $10.000      $ 9.217      $ 7.703
.. End of period................................................   9.217/(1)/   7.703        5.417
Number of accumulation units
.. End of period (000's omitted)................................      16           67          148
---------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
.. Beginning of period.......................................... $10.000      $10.514      $10.232
.. End of period................................................  10.514/(1)/  10.232        8.224
Number of accumulation units
.. End of period (000's omitted)................................       1           12           25
---------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A      $10.000      $11.396
.. End of period................................................     N/A       11.396/(2)/   8.067
Number of accumulation units
.. End of period (000's omitted)................................     N/A            1**          1
---------------------------------------------------------------------------------------------------

                                                                         2000         2001      2002
----------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $10.670
.. End of period.................................................     N/A       10.670/(2)/   9.812
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          6
----------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $11.522
.. End of period.................................................     N/A       11.522/(2)/   8.432
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          0
----------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $12.422
.. End of period.................................................     N/A       12.422/(2)/   8.528
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          0
----------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund Accumulation unit value
.. Beginning of period........................................... $10.000      $10.999      $11.839
.. End of period.................................................  10.999/(1)/  11.839       12.860
Number of accumulation units
.. End of period (000's omitted).................................      67          381          930
----------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $11.632
.. End of period.................................................     N/A       11.632/(2)/   8.368
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          1**
----------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $10.978
.. End of period.................................................     N/A       10.978/(2)/   9.519
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          0
----------------------------------------------------------------------------------------------------
Lincoln VIP International Fund Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $11.035
.. End of period.................................................     N/A       11.035/(2)/   9.692
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          0
----------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund Accumulation unit value
.. Beginning of period........................................... $10.000      $10.300      $10.565
.. End of period.................................................  10.300/(1)/  10.565       10.565
Number of accumulation units
.. End of period (000's omitted).................................     340          821          734
----------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Funds Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $11.521
.. End of period.................................................     N/A       11.521/(2)/   8.838
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          0
----------------------------------------------------------------------------------------------------
MFS VT Capital Opportunities Series Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $11.903
.. End of period.................................................     N/A       11.903/(2)/   8.230
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          1**
----------------------------------------------------------------------------------------------------
MFS VT Emerging Growth Series Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $12.144
.. End of period.................................................     N/A       12.144/(2)/   7.904
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          1
----------------------------------------------------------------------------------------------------
MFS VT Total Return Series Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $10.645
.. End of period.................................................     N/A       10.645/(2)/   9.929
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**         31
----------------------------------------------------------------------------------------------------
MFS VT Utilities Series Accumulation unit value
.. Beginning of period...........................................     N/A      $10.000      $ 9.854
.. End of period.................................................     N/A        9.854/(2)/   7.476
Number of accumulation units
.. End of period (000's omitted).................................     N/A            1**          1
----------------------------------------------------------------------------------------------------

                                                                              2000         2001      2002
---------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
.. Beginning of period................................................     N/A      $10.000      $12.013
.. End of period......................................................     N/A       12.013/(2)/   8.356
Number of accumulation units
.. End of period (000's omitted)......................................     N/A            1**          4
---------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio Accumulation unit value
.. Beginning of period................................................     N/A      $10.000      $11.161
.. End of period......................................................     N/A       11.161/(2)/   9.833
Number of accumulation units
.. End of period (000's omitted)......................................     N/A            1**          0
---------------------------------------------------------------------------------------------------------
Putnam VIT Growth & Income Fund Accumulation unit value
.. Beginning of period................................................     N/A      $10.000      $10.872
.. End of period......................................................     N/A       10.872/(2)/   8.680
Number of accumulation units
.. End of period (000's omitted)......................................     N/A            1**          1
---------------------------------------------------------------------------------------------------------
Putnam VIT Health Sciences Fund Accumulation unit value
.. Beginning of period................................................     N/A      $10.000      $10.576
.. End of period......................................................     N/A       10.576/(2)/   8.309
Number of accumulation units
.. End of period (000's omitted)......................................     N/A            1**          1**
---------------------------------------------------------------------------------------------------------
Scudder EAFE Equity Index Accumulation unit value
.. Beginning of period................................................     N/A      $10.000      $10.607
.. End of period......................................................     N/A       10.607/(2)/   8.186
Number of accumulation units
.. End of period (000's omitted)......................................     N/A            1**          1
---------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Accumulation unit value
.. Beginning of period................................................ $10.000      $ 9.395      $ 8.136
.. End of period......................................................   9.395/(1)/   8.136        6.232
Number of accumulation units
.. End of period (000's omitted)......................................      21          132          198
---------------------------------------------------------------------------------------------------------
Scudder Small Cap Index Accumulation unit value
.. Beginning of period................................................     N/A      $10.000      $12.127
.. End of period......................................................     N/A       12.127/(2)/   9.469
Number of accumulation units
.. End of period (000's omitted)......................................     N/A            1**          8
---------------------------------------------------------------------------------------------------------





 *These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (May 12, 2000) through December 31, 2000.


(1) Commenced business on 5/22/00 with an initial unit value of $10.
(2) Commenced business on 9/19/01 with an initial unit value of $10.

**All numbers less than 500 were rounded up to one.

Lincoln ChoicePlus II


Lincoln New York Account N

for Variable Annuities (Registrant)

Lincoln Life & Annuity
Company of New York (Depositor)

Statement of Additional Information (SAI)

This Statement of Additional Information should be read in conjunction with the Lincoln ChoicePlus II

Prospectus of Lincoln New York Separate Account N for Variable Annuities dated May 1, 2003.

You may obtain a copy of the Lincoln ChoicePlus II Prospectus on request and without charge.
Please write Lincoln ChoicePlus Customer Service, Lincoln Life & Annuity Company of New York,
P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.

Table of Contents


                   Item                                 Page
                   -----------------------------------------
                   General information and history
                   of Lincoln Life & Annuity Company of
                   New York (Lincoln New York)          B-2
                   -----------------------------------------
                   Special terms                        B-2
                   -----------------------------------------
                   Services                             B-2
                   -----------------------------------------
                   Principal underwriter                B-2
                   -----------------------------------------
                   Purchase of securities being offered B-2
                   -----------------------------------------


                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-10
                     --------------------------------------
                     Advertising and sales literature  B-12
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-15
                     --------------------------------------





This SAI is not a Prospectus.


The date of this SAI is May 1, 2003.

General information and
history of Lincoln Life
& Annuity Company
of New York
(Lincoln New York)




LNY is a New York-domiciled life insurance company founded on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors

The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the financial statements of LNY at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon, appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln New York or by third parties responsible to Lincoln New York. Administrative services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of Lincoln New York under the contracts. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter




Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Suite 150, Fort Wayne, IN 46802, is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc. will perform certain marketing and other ancillary functions as described in the Prospectus.



LFA received $3,315,352 in 2002 for the sale of contracts offered through the VAA. LFA retained no underwriting commissions in 2002 from the sale of the variable annuity contracts.


Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln New York products; through independent insurance brokers; and through certain securities brokers/dealers selected by Lincoln New York whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent yield and total return performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The money market subaccount's seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2002); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account (including deductions for the EGMDB), and excludes any realized gains and losses from the sale of securities. The Lincoln National Money Market Subaccount yield was -0.31% at December 31, 2002.


Total return

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1 + T)n = ERV

Where: P = a hypothetical initial purchase payment of $1,000
       T = average annual total return for the period in question
       N = number of years
  ERV    =
           ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a fund became available in the separate account.


A. Standard Performance Data:



Period Ending December 31, 2002


                                                                                    Since
                                                                     1-year  5-year Inception
                                                          Subaccount With    With   With
                                                          Commenced  EGMDB   EGMDB  EGMDB
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          05/22/2000 (38.1)%  N/A     (35.6)%
AIM V.I. International Growth Fund (Series II)            05/22/2000 (23.1)   N/A     (24.7)
AIM V.I. Premier Equity Fund (Series II)                  05/22/2000 (37.5)   N/A     (24.6)
AllianceBernstein Growth & Income Portfolio (Class B)     05/22/2000 (29.3)   N/A     (10.0)
AllianceBernstein Premier Growth Portfolio (Class B)      05/22/2000 (37.8)   N/A     (27.8)
AllianceBernstein Small Cap Value Portfolio (Class B)     06/24/2002   N/A    N/A     (18.2)
AllianceBernstein Technology Portfolio (Class B)          05/22/2000 (48.6)   N/A     (39.1)
American Funds Global Small Capitalization Fund (Class 2) 05/22/2000 (26.2)   N/A     (21.6)
American Funds Growth Fund (Class 2)                      05/22/2000 (31.5)   N/A     (20.6)
American Funds Growth-Income Fund (Class 2)               05/22/2000 (25.5)   N/A      (8.3)
American Funds International Fund (Class 2)               05/22/2000 (22.0)   N/A     (22.2)
Delaware VIP Large Cap Value Series (Service Class)       05/22/2000 (26.1)   N/A      (8.1)
Delaware VIP High Yield Series (Service Class)            05/22/2000  (5.8)   N/A      (8.0)
Delaware VIP REIT Series (Service Class)                  05/22/2000  (3.1)   N/A       8.6
Delaware VIP Small Cap Value Series (Service Class)       05/22/2000 (13.2)   N/A       5.0
Delaware VIP Trend Series (Service Class)                 05/22/2000 (27.4)   N/A     (20.3)
Delaware VIP U.S. Growth Series (Service Class)           06/24/2002   N/A    N/A     (21.3)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    06/24/2002   N/A    N/A     (15.5)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 05/22/2000 (24.4)   N/A      (9.4)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        05/22/2000 (37.5)   N/A     (25.2)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      05/22/2000 (27.8)   N/A     (22.5)
FTVIP Franklin Small Cap Fund (Class 2)                   05/22/2000 (35.7)   N/A     (23.8)
FTVIPT Templeton Growth Securities Fund (Class 2)         05/22/2000 (25.6)   N/A      (9.4)
Janus Aspen Mid Cap Growth Portfolio (Service Class)      06/24/2002   N/A    N/A     (18.2)
Janus Aspen Balanced Portfolio (Service Class)            06/24/2002   N/A    N/A     (10.4)
Janus Aspen Worldwide Growth Portfolio (Service Class)    06/24/2002   N/A    N/A     (19.8)
Lincoln VIP Aggressive Growth Fund (Standard Class)       06/24/2002   N/A    N/A     (20.7)
Lincoln VIP Bond Fund (Standard Class)                    05/22/2000   2.6    N/A       8.5
Lincoln VIP Capital Appreciation Fund (Standard Class)    06/24/2002   N/A    N/A     (20.7)
Lincoln VIP Global Asset Allocation Fund (Standard Class) 06/24/2002   N/A    N/A     (14.0)
Lincoln VIP International Fund (Standard Class)           06/24/2002   N/A    N/A     (19.7)
Lincoln VIP Money Market Fund (Standard Class)            05/22/2000  (6.0)   N/A       0.2
Lincoln VIP Social Awareness Fund (Standard Class)        06/24/2002   N/A    N/A     (17.6)
MFS(R) VIT Capital Opportunities Series (Service Class)   06/24/2002   N/A    N/A     (19.9)
MFS(R) VIT Emerging Growth Series (Service Class)         05/22/2000 (40.9)   N/A     (34.1)
MFS(R) VIT Total Return Series (Service Class)            05/22/2000 (12.7)   N/A      (0.8)
MFS(R) VIT Utilities Series (Service Class)               05/22/2000 (30.1)   N/A     (19.8)
Neuberger Berman AMT Mid-Cap Growth Portfolio             06/24/2002   N/A    N/A     (21.3)
Neuberger Berman AMT Regency Portfolio                    06/24/2002   N/A    N/A     (18.0)
Putnam VT Growth & Income Fund (Class IB)                 06/24/2002   N/A    N/A     (17.5)
Putnam VT Health Sciences Fund (Class IB)                 06/24/2002   N/A    N/A     (11.8)
Scudder VIT EAFE Equity Index Fund (Class A)              06/24/2002   N/A    N/A     (21.1)
Scudder VIT Equity 500 Index Fund (Class A)               05/22/2000 (29.4)   N/A     (19.2)
Scudder VIT Small Cap Index Fund (Class A)                06/24/2002   N/A    N/A     (22.6)

B. Standard Performance Data:



Period Ending December 31, 2002



                                                                                     Since
                                                                     1-Year  5-Years Inception
                                                          Subaccount With    With    With
                                                          Commenced  EGMDB   EGMDB   EGMDB
----------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          05/22/2000 (39.4)%   N/A     (35.9)%
AIM V.I. International Growth Fund (Series II)            05/22/2000 (24.5)    N/A     (25.0)
AIM V.I. Premier Equity Fund (Series II)                  05/22/2000 (38.7)    N/A     (25.0)
AllianceBernstein Growth & Income Portfolio (Class B)     05/22/2000 (30.7)    N/A     (10.5)
AllianceBernstein Premier Growth Portfolio (Class B)      05/22/2000 (39.1)    N/A     (28.1)
AllianceBernstein Small Cap Value Portfolio (Class B)     06/24/2002   N/A     N/A     (19.3)
AllianceBernstein Technology Portfolio (Class B)          05/22/2000 (49.9)    N/A     (39.5)
American Funds Global Small Capitalization Fund (Class 2) 05/22/2000 (27.5)    N/A     (22.0)
American Funds Growth Fund (Class 2)                      05/22/2000 (32.8)    N/A     (21.0)
American Funds Growth-Income Fund (Class 2)               05/22/2000 (26.8)    N/A      (8.7)
American Funds International Fund (Class 2)               05/22/2000 (23.4)    N/A     (22.5)
Delaware VIP Large Cap Value Series (Service Class)       05/22/2000 (27.3)    N/A      (8.4)
Delaware VIP High Yield Series (Service Class)            05/22/2000  (7.2)    N/A      (8.4)
Delaware VIP REIT Series (Service Class)                  05/22/2000  (4.5)    N/A       8.0
Delaware VIP Small Cap Value Series (Service Class)       05/22/2000 (14.5)    N/A       4.5
Delaware VIP Trend Series (Service Class)                 05/22/2000 (28.5)    N/A     (20.4)
Delaware VIP U.S. Growth Series (Service Class)           06/24/2002   N/A     N/A     (22.6)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    06/24/2002   N/A     N/A     (16.7)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 05/22/2000 (25.7)    N/A      (9.8)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        05/22/2000 (38.6)    N/A     (25.4)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      05/22/2000 (28.9)    N/A     (22.7)
FTVIP Franklin Small Cap Fund (Class 2)                   05/22/2000 (37.0)    N/A     (24.2)
FTVIPT Templeton Growth Securities Fund (Class 2)         05/22/2000 (27.0)    N/A      (9.9)
Janus Aspen Mid Cap Growth Portfolio (Service Class)      06/24/2002   N/A     N/A     (19.4)
Janus Aspen Balanced Portfolio (Service Class)            06/24/2002   N/A     N/A     (11.6)
Janus Aspen Worldwide Growth Portfolio (Service Class)    06/24/2002   N/A     N/A     (21.0)
Lincoln VIP Aggressive Growth Fund (Standard Class)       06/24/2002   N/A     N/A     (21.9)
Lincoln VIP Bond Fund (Standard Class)                    05/22/2000   1.1     N/A       7.9
Lincoln VIP Capital Appreciation Fund (Standard Class)    06/24/2002   N/A     N/A     (21.9)
Lincoln VIP Global Asset Allocation Fund (Standard Class) 06/24/2002   N/A     N/A     (15.1)
Lincoln VIP International Fund (Standard Class)           06/24/2002   N/A     N/A     (20.8)
Lincoln VIP Money Market Fund (Standard Class)            05/22/2000  (7.5)    N/A      (0.2)
Lincoln VIP Social Awareness Fund (Standard Class)        06/24/2002   N/A     N/A     (18.8)
MFS(R) VIT Capital Opportunities Series (Service Class)   06/24/2002   N/A     N/A     (21.2)
MFS(R) VIT Emerging Growth Series (Service Class)         05/22/2000 (42.1)    N/A     (34.3)
MFS(R) VIT Total Return Series (Service Class)            05/22/2000 (14.1)    N/A      (1.2)
MFS(R) VIT Utilities Series (Service Class)               05/22/2000 (31.3)    N/A     (20.1)
Neuberger Berman AMT Mid-Cap Growth Portfolio             06/24/2002   N/A     N/A     (22.4)
Neuberger Berman AMT Regency Portfolio                    06/24/2002   N/A     N/A     (19.1)
Putnam VT Growth & Income Fund (Class IB)                 06/24/2002   N/A     N/A     (18.8)
Putnam VT Health Sciences Fund (Class IB)                 06/24/2002   N/A     N/A     (13.1)
Scudder VIT EAFE Equity Index Fund (Class A)              06/24/2002   N/A     N/A     (22.2)
Scudder VIT Equity 500 Index Fund (Class A)               05/22/2000 (30.7)    N/A     (19.6)
Scudder VIT Small Cap Index Fund (Class A)                06/24/2002   N/A     N/A     (23.6)



The performance figures shown reflect i4LIFE/SM/ Advantage and the EGMDB.

Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Non-standard performance information set forth below is for the periods prior to the date that a fund became available in the VAA. This performance will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, and any applicable administrative charges) and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options (ie: EGMDB), the annual account fee, or surrender charges that were in effect during the same time periods shown. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.



A. Non-Standard Performance Data:



Period Ending December 31, 2002



                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (38.1)% (38.1)% (33.4)% (10.4)%   N/A      2.1%    5/5/1993
AIM V.I. International Growth Fund (Series II)            (23.1)  (23.1)  (27.9)   (7.3)    N/A      1.4     5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (37.5)  (37.5)  (23.7)   (4.5)    N/A      6.1     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (29.3)  (29.3)   (7.2)    1.5     9.4%     8.5    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)        N/A   (37.8)  (26.0)   (3.6)    7.5      8.4    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (13.8)  (13.8)    N/A     N/A     N/A     (2.2)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (48.6)  (48.6)  (34.9)   (2.6)    N/A      0.3    1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (26.2)  (26.2)  (19.9)    N/A     N/A      1.0    4/30/1998
American Funds Growth Fund (Class 2)                      (31.5)  (31.5)  (17.1)    4.6    10.5     12.0     2/8/1984
American Funds Growth-Income Fund (Class 2)               (25.5)  (25.5)   (6.5)    1.5     8.8     10.7     2/8/1984
American Funds International Fund (Class 2)               (22.0)  (22.0)  (22.8)    0.5     6.7      5.4     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (26.1)  (26.1)   (8.0)   (3.4)    7.2      6.5    7/28/1988
Delaware VIP High Yield Series (Service Class)             (5.8)   (5.8)   (8.9)   (3.4)    3.1      4.8    7/28/1988
Delaware VIP REIT Series (Service Class)                   (3.1)   (3.1)   11.3     N/A     N/A      4.1     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)       (13.2)  (13.2)    4.5     0.3     N/A      8.2   12/27/1993
Delaware VIP Trend Series (Service Class)                 (27.4)  (27.4)  (18.2)    2.2     N/A      8.3   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (36.3)  (36.3)  (24.0)    N/A     N/A    (21.1)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (16.9)  (16.9)  (13.1)    1.5     N/A     10.4     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (24.4)  (24.4)   (8.6)   (2.0)    8.0      8.2    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (37.5)  (37.5)  (24.2)   (2.8)    6.6      8.6    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (27.8)  (27.8)  (24.3)   (6.3)    3.0      2.5    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (35.7)  (35.7)  (23.7)   (2.1)    N/A      4.7   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (25.6)  (25.6)   (9.9)   (0.6)    N/A      4.7    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (35.2)  (35.2)  (38.4)   (4.5)    N/A      5.4    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (14.0)  (14.0)   (7.8)    6.0     N/A     10.1    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (32.8)  (32.8)  (25.5)   (1.8)    N/A      8.5    9/13/1993
Lincoln VIP Aggressive Growth Fund (Standard Class)       (37.3)  (37.3)  (27.3)  (11.8)    N/A     (1.1)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      2.6     2.6     7.1     5.2     5.8      8.7   12/28/1981
Lincoln VIP Capital Appreciation Fund (Standard Class)    (34.1)  (34.1)  (27.2)   (3.9)    N/A      5.0     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Standard Class) (19.3)  (19.3)  (11.8)   (2.7)    5.2      5.7     8/3/1987
Lincoln VIP International Fund (Standard Class)           (18.2)  (18.2)  (10.4)   (0.5)    5.5      3.7     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (6.0)   (6.0)    0.8     2.3     2.9      4.7     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (29.3)  (29.3)  (17.1)   (4.3)    8.4      9.8     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (36.9)  (36.9)  (23.7)   (2.9)    N/A      2.8    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (40.9)  (40.9)  (34.1)   (5.8)    N/A      2.9    7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (12.7)  (12.7)    0.0     2.8     N/A      8.9     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (30.1)  (30.1)  (18.3)   (3.0)    N/A      7.4     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (36.4)  (36.4)  (25.0)   (1.0)    N/A      2.4    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (17.9)  (17.9)    N/A     N/A     N/A    (14.0)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (26.2)  (26.2)   (9.8)   (2.9)    7.0      8.8     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (27.4)  (27.4)   (7.1)    N/A     N/A     (3.6)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (28.8)  (28.8)  (25.1)   (7.4)    N/A     (8.0)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (29.4)  (29.4)  (18.4)   (2.9)    N/A     (2.2)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (27.9)  (27.9)  (11.4)   (3.9)    N/A     (2.6)   8/25/1997


The performance figures shown above reflect the cost of the EGMDB death benefit.

B. Non-Standard Performance Data (not adjusted for surrender charges or annual account fee):



Period Ending December 31, 2002


                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (32.1)% (32.1)% (29.8)%  (9.5)%   N/A      2.1%    5/5/1993
AIM V.I. International Growth Fund (Series II)            (17.1)  (17.1)  (24.8)   (6.5)    N/A      1.4     5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (31.5)  (31.5)  (20.9)   (3.8)    N/A      6.1     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.3)  (23.3)   (5.3)    2.0     9.4%     8.5    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (31.8)  (31.8)  (23.0)   (2.9)    7.5      8.4    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (7.8)   (7.8)    N/A     N/A     N/A      1.4     5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (42.6)  (42.6)  (31.2)   (1.9)    N/A      0.5    1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.2)  (20.2)  (17.4)    N/A     N/A      1.6    4/30/1998
American Funds Growth Fund (Class 2)                      (25.5)  (25.5)  (14.8)    5.1    10.5     12.0     2/8/1984
American Funds Growth-Income Fund (Class 2)               (19.5)  (19.5)   (4.7)    2.1     8.8     10.7     2/8/1984
American Funds International Fund (Class 2)               (16.0)  (16.0)  (20.1)    1.1     6.7      5.4     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.1)  (20.1)   (6.0)   (2.8)    7.2      6.5    7/28/1988
Delaware VIP High Yield Series (Service Class)              0.2     0.2    (6.9)   (2.7)    3.1      4.8    7/28/1988
Delaware VIP REIT Series (Service Class)                    2.9     2.9    12.6     N/A     N/A      4.6     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.2)   (7.2)    6.0     0.9     N/A      8.2   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.4)  (21.4)  (15.8)    2.8     N/A      8.3   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.3)  (30.3)  (21.2)    N/A     N/A    (19.0)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (10.9)  (10.9)  (10.9)    2.0     N/A     10.4     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.4)  (18.4)   (6.6)   (1.3)    8.0      8.2    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.5)  (31.5)  (21.4)   (2.1)    6.6      8.6    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (21.8)  (21.8)  (21.5)   (5.5)    3.0      2.5    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (29.7)  (29.7)  (21.0)   (1.4)    N/A      4.7   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (19.6)  (19.6)   (7.8)   (0.0)    N/A      4.7    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.2)  (29.2)  (34.3)   (3.8)    N/A      5.4    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.0)   (8.0)   (5.9)    6.5     N/A     10.1    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (26.8)  (26.8)  (22.7)   (1.1)    N/A      8.5    9/13/1993
Lincoln VIP Aggressive Growth Fund (Standard Class)       (31.3)  (31.3)  (24.3)  (10.8)    N/A     (1.1)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      8.6     8.6     8.5     5.7     5.8      8.7   12/28/1981
Lincoln VIP Capital Appreciation Fund (Standard Class)    (28.1)  (28.1)  (24.2)   (3.2)    N/A      5.0     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Standard Class) (13.3)  (13.3)   (9.7)   (2.0)    5.2      5.7     8/3/1987
Lincoln VIP International Fund (Standard Class)           (12.2)  (12.2)   (8.3)    0.1     5.5      3.7     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (0.0)   (0.0)    2.4     2.8     2.9      4.7     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (23.3)  (23.3)  (14.8)   (3.6)    8.4      9.8     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (30.9)  (30.9)  (21.0)   (2.2)    N/A      2.9    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (34.9)  (34.9)  (30.5)   (5.1)    N/A      2.9    7/24/1995
MFS(R) VIT Total Return Series (Service Class)             (6.7)   (6.7)    1.7     3.3     N/A      8.9     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (24.1)  (24.1)  (15.8)   (2.3)    N/A      7.4     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.4)  (30.4)  (22.2)   (0.3)    N/A      2.7    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (11.9)  (11.9)    N/A     N/A     N/A     (9.4)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.2)  (20.2)   (7.8)   (2.3)    7.0      8.8     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (21.4)  (21.4)   (5.2)    N/A     N/A     (2.8)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (22.8)  (22.8)  (22.2)   (6.6)    N/A     (7.4)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (23.4)  (23.4)  (16.0)   (2.2)    N/A     (1.8)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (21.9)  (21.9)   (9.3)   (3.2)    N/A     (2.2)   8/25/1997



The performance figures shown reflect the cost of the EGMDB.

C. Non-Standard Performance Data:

Period Ending December 31, 2002


                                                                                                           As if
                                                          YTD     1 Year  3 Year  5 Year  10 Year Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (39.4)% (39.4)% (33.7)% (10.9)%   N/A      1.7%    5/5/1993
AIM V.I. International Growth Fund (Series II)            (24.5)  (24.5)  (28.2)   (7.7)    N/A      1.0     5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (38.7)  (38.7)  (24.0)   (4.9)    N/A      5.6     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (30.7)  (30.7)   (7.7)    1.0     8.9%     8.0   01/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (39.1)  (39.1)  (26.3)   (4.0)    7.0      7.9    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (15.1)  (15.1)    N/A     N/A     N/A     (2.6)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (49.9)  (49.9)  (35.3)   (3.0)    N/A     (0.1)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (27.5)  (27.5)  (20.3)    N/A     N/A      0.6    4/30/1998
American Funds Growth Fund (Class 2)                      (32.8)  (32.8)  (17.5)    4.1    10.0     11.5     2/8/1984
American Funds Growth-Income Fund (Class 2)               (26.8)  (26.8)   (7.0)    1.0     8.3     10.2     2/8/1984
American Funds International Fund (Class 2)               (23.4)  (23.4)  (23.2)    0.0     6.3      4.9     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (27.3)  (27.3)   (8.3)   (3.9)    6.7      6.0    7/28/1988
Delaware VIP High Yield Series (Service Class)             (7.2)   (7.2)   (9.3)   (3.8)    2.6      4.4    7/28/1988
Delaware VIP REIT Series (Service Class)                   (4.5)   (4.5)   10.8     N/A     N/A      3.6     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)       (14.5)  (14.5)    4.1    (0.1)    N/A      7.8   12/27/1993
Delaware VIP Trend Series (Service Class)                 (28.5)  (28.5)  (18.4)    1.9     N/A      7.9   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (37.6)  (37.6)  (24.4)    N/A     N/A    (21.4)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (18.3)  (18.3)  (13.5)    1.0     N/A      9.9     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (25.7)  (25.7)   (9.0)   (2.4)    7.5      7.7    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (38.6)  (38.6)  (24.5)   (3.1)    6.2      8.1    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (28.9)  (28.9)  (24.6)   (6.7)    2.5      2.1    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (37.0)  (37.0)  (24.1)   (2.5)    N/A      4.3   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (27.0)  (27.0)  (10.3)   (1.1)    N/A      4.3    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (36.5)  (36.5)  (38.7)   (5.0)    N/A      4.9    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (15.4)  (15.4)   (8.2)    5.5     N/A      9.6    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (34.1)  (34.1)  (25.9)   (2.2)    N/A      8.0    9/13/1993
Lincoln VIP Aggressive Growth Fund (Standard Class)       (38.6)  (38.6)  (27.7)  (12.2)    N/A     (1.5)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      1.1     1.1     6.6     4.7     5.3      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Standard Class)    (35.3)  (35.3)  (27.5)   (4.3)    N/A      4.6     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Standard Class) (20.6)  (20.6)  (12.2)   (3.1)    4.7      5.2     8/3/1987
Lincoln VIP International Fund (Standard Class)           (19.4)  (19.4)  (10.8)   (0.9)    5.0      3.3     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (7.5)   (7.5)    0.3     1.8     2.4      4.2     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (30.6)  (30.6)  (17.5)   (4.7)    8.0      9.4     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (38.1)  (38.1)  (24.1)   (3.4)    N/A      2.3    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (42.1)  (42.1)  (34.3)   (6.2)    N/A      2.5    7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (14.1)  (14.1)   (0.4)    2.3     N/A      8.4     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (31.3)  (31.3)  (18.6)   (3.4)    N/A      7.0     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (37.6)  (37.6)  (25.3)   (1.4)    N/A      2.0    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (19.2)  (19.2)    N/A     N/A     N/A    (14.4)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (27.5)  (27.5)  (10.2)   (3.4)    6.5      8.3     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (28.8)  (28.8)   (7.6)    N/A     N/A     (4.0)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (30.0)  (30.0)  (25.4)   (7.8)    N/A     (8.4)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (30.7)  (30.7)  (18.8)   (3.3)    N/A     (2.7)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (29.0)  (29.0)  (11.8)   (4.2)    N/A     (3.0)   8/25/1997



The performance figures shown reflect the cost of the i4LIFE/SM/ Advantage with EGMDB.

D. Non-Standard Performance Data (not adjusted for surrender charges or annual account fee and assumes the i4LIFE/SM/ Advantage is in effect):



Period Ending December 31, 2002



                                                                                                           As if
                                                          YTD     1 Year  3 Year  5 Year  10 Year Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (32.4)% (32.4)% (30.1)%  (9.9)%   N/A      1.7%    5/5/1993
AIM V.I. International Growth Fund (Series II)            (17.4)  (17.4)  (25.1)   (6.9)    N/A      1.0     5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (31.7)  (31.7)  (21.2)   (4.2)    N/A      5.6     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.7)  (23.7)   (5.8)    1.6     8.9%     8.0    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (32.1)  (32.1)  (23.4)   (3.3)    7.0      7.9    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (8.1)   (8.1)    N/A     N/A     N/A      1.0     5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (42.9)  (42.9)  (31.5)   (2.4)    N/A      0.0    1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.5)  (20.5)  (17.7)    N/A     N/A      1.2    4/30/1998
American Funds Growth Fund (Class 2)                      (25.8)  (25.8)  (15.1)    4.6    10.0     11.5     2/8/1984
American Funds Growth-Income Fund (Class 2)               (19.8)  (19.8)   (5.1)    1.6     8.3     10.2     2/8/1984
American Funds International Fund (Class 2)               (16.4)  (16.4)  (20.5)    0.6     6.3      4.9     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.3)  (20.3)   (6.4)   (3.2)    6.7      6.0    7/28/1988
Delaware VIP High Yield Series (Service Class)             (0.2)   (0.2)   (7.3)   (3.1)    2.6      4.4    7/28/1988
Delaware VIP REIT Series (Service Class)                    2.5     2.5    12.1     N/A     N/A      4.1     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.5)   (7.5)    5.6     0.5     N/A      7.8   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.5)  (21.5)  (15.9)    2.5     N/A      7.9   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.6)  (30.6)  (21.6)    N/A     N/A    (19.4)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.3)  (11.3)  (11.3)    1.6     N/A      9.9     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.7)  (18.7)   (7.0)   (1.8)    7.5      7.7    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.6)  (31.6)  (21.7)   (2.4)    6.2      8.1    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (21.9)  (21.9)  (21.8)   (5.9)    2.5      2.1    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (30.0)  (30.0)  (21.3)   (1.9)    N/A      4.3   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (20.0)  (20.0)   (8.3)   (0.5)    N/A      4.3    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.5)  (29.5)  (34.6)   (4.2)    N/A      4.9    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.4)   (8.4)   (6.3)    6.0     N/A      9.6    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (27.1)  (27.1)  (23.0)   (1.6)    N/A      8.0    9/13/1993
Lincoln VIP Aggressive Growth Fund (Standard Class)       (31.6)  (31.6)  (24.6)  (11.2)    N/A     (1.5)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      8.1     8.1     8.0     5.2     5.3      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Standard Class)    (28.3)  (28.3)  (24.5)   (3.6)    N/A      4.6     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Standard Class) (13.6)  (13.6)  (10.1)   (2.4)    4.7      5.2     8/3/1987
Lincoln VIP International Fund (Standard Class)           (12.4)  (12.4)   (8.7)   (0.3)    5.0      3.3     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (0.5)   (0.5)    1.9     2.3     2.4      4.2     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (23.6)  (23.6)  (15.2)   (4.0)    8.0      9.4     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (31.1)  (31.1)  (21.3)   (2.7)    N/A      2.5    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (35.1)  (35.1)  (30.7)   (5.4)    N/A      2.5    7/24/1995
MFS(R) VIT Total Return Series (Service Class)             (7.1)   (7.1)    1.2     2.9     N/A      8.4     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (24.3)  (24.3)  (16.2)   (2.7)    N/A      7.0     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.6)  (30.6)  (22.5)   (0.8)    N/A      2.3    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (12.2)  (12.2)    N/A     N/A     N/A     (9.8)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.5)  (20.5)   (8.2)   (2.7)    6.5      8.3     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (21.8)  (21.8)   (5.7)    N/A     N/A     (3.3)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (23.0)  (23.0)  (22.5)   (7.0)    N/A     (7.8)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (23.7)  (23.7)  (16.3)   (2.6)    N/A     (2.2)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (22.0)  (22.0)   (9.7)   (3.5)    N/A     (2.6)   8/25/1997



The performance figures shown reflect the cost of the i4LIFE/SM/ Advantage with EGMDB.

Interest Adjustment




The following example illustrates the detailed calculations for a $25,000 deposit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the interest adjustment and the 3.0% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. Any charges for optional death benefit risks are not taken into account in the example. The effect of the interest adjustment is reflected in the yield rate factor in column (2) and the minimum guarantee is shown under column (4) under the "Surrender Value Calculation" and "Minimum Value Calculation" contain the explicit calculation of the yield factors and the minimum guarantee respectively. The "Contract Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $30 account fee, but that fee is waived if the annuity account value at the end of a contract year is $50,000 or more. Contracts issued after June 2, 2003 or state approval, if later, will have an annual account fee. The results would be different for contracts without an annual account fee.





                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE



                             CASH SURRENDER VALUES



     Single Premium.......................... $25,000
     Premium taxes........................... None
     Withdrawals............................. None
     Guaranteed Period....................... 5 years
     Guaranteed Interest Rate................ 4.50%
     Annuity Date............................ Age 70
     Yield Rate A............................ 5.00%
     Yield Rate B............................ 6.00% End of contract year 1
                                              5.50% End of contract year 2
                                              5.00% End of contract year 3
                                              4.00% End of contract year 4
     Percentage adjustment to B.............. 0.00%



                          SURRENDER VALUE CALCULATION



                                                       (3)
                                    (1)     (2)        Adjusted (4)     (5)        (6)       (7)
                                    Annuity Yield Rate Annuity  Minimum Greater of Surrender Surrender
Contract Year                       Value   Factor     Value    Value   (3) & (4)  Charge    Value
-------------                       ------- ---------- -------- ------- ---------- --------- ---------
1.................................. $26,095  0.962795  $25,124  $25,720  $25,720    $1,500    $24,220
2.................................. $27,239  0.985849  $26,854  $26,462  $26,854    $1,500    $25,354
3.................................. $28,435  1.000000  $28,435  $27,225  $28,435    $1,250    $27,185
4.................................. $29,685  1.009615  $29,970  $28,012  $29,970    $1,000    $28,970
5.................................. $30,990        NA  $30,990  $28,823  $30,990    $  750    $30,240



                           ANNUITY VALUE CALCULATION



      Contract Year
      -------------
      1.................................. $25,000 X 1.045 - $30 = $26,095
      2.................................. $26,095 X 1.045 - $30 = $27,239
      3.................................. $27,239 X 1.045 - $30 = $28,435
      4.................................. $28,435 X 1.045 - $30 = $29,685
      5.................................. $29,685 X 1.045 - $30 = $30,990

                         SURRENDER CHARGE CALCULATION



          Contract Year
          -------------                       SC factor Surrender Chg
          1..................................   6.00%      $1,500
          2..................................   6.00%      $1,500
          3..................................   5.00%      $1,250
          4..................................   4.00%      $1,000
          5..................................   3.00%      $  750



                       INTEREST RATE FACTOR CALCULATION



  Contract Year                       Yield A Yield B Adj Yield B N   Result
  -------------                       ------- ------- ----------- --  --------
  1..................................  5.00%   6.00%     6.00%    4   0.962795
  2..................................  5.00%   5.50%     5.50%    3   0.985849
  3..................................  5.00%   5.00%     5.00%    2   1.000000
  4..................................  5.00%   4.00%     4.00%    1   1.009615
  5..................................  5.00%    NA        NA      NA     NA



                           MINIMUM VALUE CALCULATION



      Contract Year
      -------------
      1.................................. $25,000 X 1.030 - $30 = $25,720
      2.................................. $25,720 X 1.030 - $30 = $26,462
      3.................................. $26,462 X 1.030 - $30 = $27,225
      4.................................. $27,225 X 1.030 - $30 = $28,012
      5.................................. $28,012 X 1.030 - $30 = $28,823

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln New York makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln New York may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a)The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b)A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln New York may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.






i4LIFE/SM/ Advantage for Non-qualified contracts



During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the i4LIFE/SM /Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the annuity account value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



The annuity factors are based on whether the i4LIFE/SM /Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.



At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.



The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.



LNY may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.



i4LIFE/SM/ Advantage for IRA contracts



During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the i4LIFE/SM /Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the annuity account value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



The annuity factors are based on whether the i4LIFE/SM /Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.



At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.



The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.



LNY may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.




Advertising and sales
literature

As set forth in the Prospectus, Lincoln New York may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln New York intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index--A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.


NASDAQ-OTC Price Index--this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.


Dow Jones Industrial Average (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.


Russell 3000(R) Index--Measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2002, the average firm's stock value in the index was $4 billion; the median was $700 million. The range of stock value was from $309 billion to $128 million.


Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, Lincoln New York intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Additional services

Dollar Cost Averaging (DCA)--You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date;
(2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our servicing office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.

Portfolio Rebalancing--Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to our servicing office. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing our servicing office. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.

Cross Reinvestment Program--Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, institutional investment management and financial planning and advisory services.



Lincoln New York's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln New York serves. As of the date of this SAI, Lincoln New York was serving over 215 employers and more than 38,000 individuals.



Lincoln New York's assets, size. Lincoln New York may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2002 Lincoln New York had total assets of approximately $3 billion.

Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements

Financial statements of the VAA and of Lincoln New York appear on the following pages.

Lincoln ChoicePlus Assurance (B Share)

Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

     Home Office:                               Servicing Office:
     Lincoln Life & Annuity Company of New York Lincoln New York ChoicePlus
           100 Madison Street, Suite 1860          P.O. Box 7866
           Syracuse, NY 13202                      Fort Wayne, IN 46801
           www.LincolnRetirement.com               1-888-868-2583



This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York). It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. A qualified retirement plan already provides tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you may generally choose to receive a death benefit on the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If all your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfer amounts from the fixed side of the contract.





Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments and transfers into the fixed side of the contract at any time.


Lincoln New York offers variable annuity contracts that have lower fees. You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:

AIM Variable Insurance Funds (Series II Shares):
   AIM V.I. Growth Fund
   AIM V.I. International Growth Fund
   AIM V.I. Premier Equity Fund


AllianceBernstein Variable Products Series Fund (Class B):


   AllianceBernstein Growth and Income Portfolio


   AllianceBernstein Premier Growth Portfolio

   AllianceBernstein Small Cap Value Portfolio

   AllianceBernstein Technology Portfolio



American Funds Insurance Series/SM/ (American Funds) (Class 2):


   American Funds Global Small Capitalization Fund


   American Funds Growth Fund


   American Funds Growth-Income Fund


   American Funds International Fund


Delaware VIP Trust (Service Class)
   Delaware VIP Large Cap Value Series
   Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Trend Series
   Delaware VIP U.S. Growth Series

Franklin Templeton Variable Insurance Products Trust (Class 2):
   FTVIPT Franklin Small Cap Fund
   FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):

   Mid Cap Growth Portfolio

   Balanced Portfolio
   Worldwide Growth Portfolio

Lincoln Variable Products Trust (Service Class)


   Lincoln VIP Aggressive Growth Fund


   Lincoln VIP Bond Fund


   Lincoln VIP Capital Appreciation Fund


   Lincoln VIP Global Asset Allocation Fund


   Lincoln VIP International Fund


   Lincoln VIP Money Market Fund


   Lincoln VIP Social Awareness Fund


MFS(R) Variable Insurance Trust (Service Class):
   MFS Capital Opportunities Series
   MFS Emerging Growth Series
   MFS Total Return Series
   MFS Utilities Series


Neuberger Berman Advisers Management Trust:

   Mid-Cap Growth Portfolio
   Regency Portfolio

Putnam Variable Insurance Trust (Class IB):
   Growth & Income Fund
   Health Sciences Fund


Scudder Investment VIT Funds (Class B):


   Scudder VIT EAFE Equity Index Fund


   Scudder VIT Equity 500 Index Fund


   Scudder VIT Small Cap Index Fund


Variable Insurance Products (Service Class 2):
   Fidelity(R) VIP Contrafund Portfolio
   Fidelity(R) VIP Equity-Income Portfolio
   Fidelity(R) VIP Growth Portfolio
   Fidelity(R) VIP Overseas Portfolio


This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions, or for a free copy of the SAI, write: Lincoln New York ChoicePlus, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about Lincoln New York and Account N are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of contents


                Item                                        Page
                ------------------------------------------------
                Special terms                                 3
                ------------------------------------------------
                Expense tables                                4
                ------------------------------------------------
                Summary                                       9
                ------------------------------------------------
                Condensed financial information              10
                ------------------------------------------------
                Investment results                           10
                ------------------------------------------------
                Financial statements                         10
                ------------------------------------------------
                Lincoln Life & Annuity Company of
                  New York                                   10
                ------------------------------------------------
                Variable annuity account (VAA)               10
                ------------------------------------------------
                Investments of the variable annuity account  10
                ------------------------------------------------
                Charges and other deductions                 14
                ------------------------------------------------
                The contracts                                16
                ------------------------------------------------
                Contractowner questions                      23
                ------------------------------------------------



               Item                                         Page
               -------------------------------------------------
               Annuity payouts                               23
               -------------------------------------------------
               Fixed side of the contract                    27
               -------------------------------------------------
               Federal tax matters                           27
               -------------------------------------------------
               Voting rights                                 31
               -------------------------------------------------
               Distribution of the contracts                 32
               -------------------------------------------------
               Return privilege                              32
               -------------------------------------------------
               State regulation                              32
               -------------------------------------------------
               Records and reports                           32
               -------------------------------------------------
               Other information                             32
               -------------------------------------------------
               Legal proceedings                             33
               -------------------------------------------------
               Statement of Additional Information Table of
               contents for Variable Annuity Account N       34
               -------------------------------------------------

Special terms


In this Prospectus the following terms have the indicated meanings.


Account or variable annuity account (VAA)--The segregated investment account, Account N, into which Lincoln New York sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity benefit payments are based and upon whose life a death benefit may be paid.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. A Guarantee of Principal Death Benefit or an Enhanced Guaranteed Minimum Death Benefit may be available.

Earnings--The excess of contract value over purchase payments which have not yet been withdrawn from the contract.

Free amount--The amount that may be withdrawn each contract year without incurring a surrender charge.

i4LIFE/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life--The Lincoln National Life Insurance Company.

Lincoln New York (we, us, our)--Lincoln Life & Annuity Company of New York.

Purchase payments--Amounts paid into the contract.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

   . Surrender Charge (as a percentage of purchase payments surrendered or
     withdrawn, if applicable):   7.0%*
   . Transfer Charge:                                                     $25**


*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.


**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge in the future a $25 fee for transfers over 12 times during any contract year. Automatic dollar-cost averaging, portfolio rebalancing and cross-reinvestment transfers are not included as transfers for purposes of calculating the transfer charge.



The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $30*

Separate Account Annual Expenses
   (as a percentage of average account value)

                                         With Enhanced
                                         Guaranteed Minimum    Guarantee of Principal
                                         Death Benefit (EGMDB) Death Benefit
                                         --------------------- ----------------------
..Mortality and expense risk charge               1.30%                 1.20%
..Administrative charge                            .15%                  .15%
                                                 -----                 -----
..Total annual charge for each subaccount         1.45%                 1.35%

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


Total Annual Fund Operating Expenses                                                  Minimum Maximum
(expenses that are deducted from fund assets, including management fees, distribution
(12b-1) fees, and other expenses)                                                       .55%   1.70%
                                                                                        ---    ----

Net Total Annual Fund Operating Expenses                                              Minimum Maximum
(after contractual waivers/reimbursements)                                              .55%   1.46%


Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2004.

The following table shows the expenses charged by each fund for the year ended December 31, 2002:


(as a percentage of each fund's average net assets):





                                                                                                      Total
                           Management          12b-1 Fees         Other Expenses      Total Expenses  Contractual
                           Fees (before        before any         (before any         (before any     waivers/
                           any waivers/        waivers/           waivers/            waivers/        reimbursements
                           reimbursements) +   reimbursements +   reimbursements) =   reimbursements) (if any)
---------------------------------------------------------------------------------------------------------------------
American Funds Global
 Small Capitalization
 Fund (Class 2)                 0.80%               0.25%              0.04%               1.09%
---------------------------------------------------------------------------------------------------------------------
American Funds Growth
 Fund (Class 2)                 0.38                0.25               0.02                0.65
---------------------------------------------------------------------------------------------------------------------
American Funds
 Growth-Income Fund
 (Class 2)                      0.34                0.25               0.01                0.60
---------------------------------------------------------------------------------------------------------------------
American Funds
 International Fund
 (Class 2)                      0.57                0.25               0.06                0.88
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund
 (Series II)                    0.63                0.25               0.28                1.16
---------------------------------------------------------------------------------------------------------------------
AIM V.I. International
 Growth Fund
 (Series II)                    0.74                0.25               0.35                1.34
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity
 Fund (Series II)               0.61                0.25               0.24                1.10
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Growth and Income
 Portfolio (Class B)            0.63                0.25               0.05                0.93
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Premier Growth
 Portfolio (Class B)            1.00                0.25               0.06                1.31
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small
 Cap Value Portfolio
 (Class B)/1/                   1.00                0.25               0.45                1.70           (0.25)%
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Technology
 Portfolio (Class B)            1.00                0.25               0.21                1.46
---------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap
 Value Series (Service
 Class)/2/                      0.65                0.25               0.10                1.00
---------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield
 Series (Service Class)/3/      0.65                0.25               0.13                1.03
---------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT
 Series (Service Class)/4/      0.75                0.25               0.09                1.09
---------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap
 Value Series (Service
 Class)/4/                      0.75                0.25               0.10                1.10
---------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend
 Series (Service Class)/4/      0.75                0.25               0.09                1.09
---------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S.
 Growth Series (Service
 Class)/5/                      0.65                0.25               0.10                1.00
---------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund
 Portfolio (Service
 Class 2)                       0.58                0.25               0.10                0.93
---------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-
 Income Portfolio
 (Service Class 2)              0.48                0.25               0.10                0.83
---------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth
 Portfolio (Service
 Class 2)                       0.58                0.25               0.10                0.93
---------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas
 Portfolio (Service
 Class 2)                       0.73                0.25               0.18                1.16
---------------------------------------------------------------------------------------------------------------------



                           Total Expenses
                           (after any
                           waivers/
                           reimbursements)
------------------------------------------
American Funds Global
 Small Capitalization
 Fund (Class 2)
------------------------------------------
American Funds Growth
 Fund (Class 2)
------------------------------------------
American Funds
 Growth-Income Fund
 (Class 2)
------------------------------------------
American Funds
 International Fund
 (Class 2)
------------------------------------------
AIM V.I. Growth Fund
 (Series II)
------------------------------------------
AIM V.I. International
 Growth Fund
 (Series II)
------------------------------------------
AIM V.I. Premier Equity
 Fund (Series II)
------------------------------------------
AllianceBernstein
 Growth and Income
 Portfolio (Class B)
------------------------------------------
AllianceBernstein
 Premier Growth
 Portfolio (Class B)
------------------------------------------
AllianceBernstein Small
 Cap Value Portfolio
 (Class B)/1/                    1.45%
------------------------------------------
AllianceBernstein
 Technology
 Portfolio (Class B)
------------------------------------------
Delaware VIP Large Cap
 Value Series (Service
 Class)/2/
------------------------------------------
Delaware VIP High Yield
 Series (Service Class)/3/
------------------------------------------
Delaware VIP REIT
 Series (Service Class)/4/
------------------------------------------
Delaware VIP Small Cap
 Value Series (Service
 Class)/4/
------------------------------------------
Delaware VIP Trend
 Series (Service Class)/4/
------------------------------------------
Delaware VIP U.S.
 Growth Series (Service
 Class)/5/
------------------------------------------
Fidelity(R) VIP Contrafund
 Portfolio (Service
 Class 2)
------------------------------------------
Fidelity(R) VIP Equity-
 Income Portfolio
 (Service Class 2)
------------------------------------------
Fidelity(R) VIP Growth
 Portfolio (Service
 Class 2)
------------------------------------------
Fidelity(R) VIP Overseas
 Portfolio (Service
 Class 2)
------------------------------------------

                                                                                                      Total
                           Management          12b-1 Fees         Other Expenses      Total Expenses  Contractual
                           Fees (before        before any         (before any         (before any     waivers/
                           any waivers/        waivers/           waivers/            waivers/        reimbursements
                           reimbursements) +   reimbursements +   reimbursements) =   reimbursements) (if any)
---------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund
 (Class 2)/6/                   0.53%               0.25%              0.31%               1.09%          (0.05)%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap
 Growth Portfolio
 (Service Class)                0.65                0.25               0.02                0.92
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced
 Portfolio (Service
 Class)                         0.65                0.25               0.02                0.92
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide
 Growth Portfolio
 (Service Class)                0.65                0.25               0.05                0.95
---------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive
 Growth Fund
 (Service Class)/7/             0.74                0.25               0.16                1.15
---------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund
 (Service Class)/7/             0.39                0.25               0.09                0.73
---------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital
 Appreciation Fund
 (Service Class)/7/             0.73                0.25               0.09                1.07
---------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset
 Allocation Fund
 (Service Class)/7/             0.74                0.25               0.31                1.30
---------------------------------------------------------------------------------------------------------------------
Lincoln VIP International
 Fund (Service Class)/7/        0.85                0.25               0.20                1.30
---------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money
 Market Fund (Service
 Class)/7/                      0.42                0.25               0.10                0.77
---------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social
 Awareness Fund
 (Service Class)/7/             0.35                0.25               0.08                0.68
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust
 Capital Opportunities
 Series (Service Class)/8/      0.75                0.25               0.18                1.18           (0.03)
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust
 Emerging Growth
 Series (Service Class)/9/      0.75                0.25               0.11                1.11
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust
 Total Return Series
 (Service Class)                0.75                0.25               0.11                1.11
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust
 Utilities Series (Service
 Class)                         0.75                0.25               0.19                1.19
---------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT
 Mid-Cap Growth
 Portfolio                      0.84                0.00               0.11                0.95
---------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT
 Regency Portfolio/10/          0.85                0.00               0.43                1.28
---------------------------------------------------------------------------------------------------------------------
Putnam VT Growth &
 Income Fund (Class IB)         0.48                0.25               0.04                0.77
---------------------------------------------------------------------------------------------------------------------
Putnam VT Health
 Sciences Fund
 (Class IB)                     0.70                0.25               0.13                1.08
---------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE
 Equity Index
 (Class B)/11/                  0.45                0.25               0.60                1.30           (0.40)
---------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500
 Index (Class B)/12/            0.20                0.25               0.10                0.55
---------------------------------------------------------------------------------------------------------------------



                           Total Expenses
                           (after any
                           waivers/
                           reimbursements)
------------------------------------------
Franklin Small Cap Fund
 (Class 2)/6/                   1.04%
------------------------------------------
Janus Aspen Mid Cap
 Growth Portfolio
 (Service Class)
------------------------------------------
Janus Aspen Balanced
 Portfolio (Service
 Class)
------------------------------------------
Janus Aspen Worldwide
 Growth Portfolio
 (Service Class)
------------------------------------------
Lincoln VIP Aggressive
 Growth Fund
 (Service Class)/7/
------------------------------------------
Lincoln VIP Bond Fund
 (Service Class)/7/
------------------------------------------
Lincoln VIP Capital
 Appreciation Fund
 (Service Class)/7/
------------------------------------------
Lincoln VIP Global Asset
 Allocation Fund
 (Service Class)/7/
------------------------------------------
Lincoln VIP International
 Fund (Service Class)/7/
------------------------------------------
Lincoln VIP Money
 Market Fund (Service
 Class)/7/
------------------------------------------
Lincoln VIP Social
 Awareness Fund
 (Service Class)/7/
------------------------------------------
MFS(R) Variable Trust
 Capital Opportunities
 Series (Service Class)/8/      1.15
------------------------------------------
MFS(R) Variable Trust
 Emerging Growth
 Series (Service Class)/9/
------------------------------------------
MFS(R) Variable Trust
 Total Return Series
 (Service Class)
------------------------------------------
MFS(R) Variable Trust
 Utilities Series (Service
 Class)
------------------------------------------
Neuberger Berman AMT
 Mid-Cap Growth
 Portfolio
------------------------------------------
Neuberger Berman AMT
 Regency Portfolio/10/
------------------------------------------
Putnam VT Growth &
 Income Fund (Class IB)
------------------------------------------
Putnam VT Health
 Sciences Fund
 (Class IB)
------------------------------------------
Scudder VIT EAFE
 Equity Index
 (Class B)/11/                  0.90
------------------------------------------
Scudder VIT Equity 500
 Index (Class B)/12/
------------------------------------------

                                                                                                   Total
                           Management         12b-1 Fees         Other Expenses     Total Expenses Contractual    Total Expenses
                           Fees (before       before any         (before any        (before any    waivers/       (after any
                           any waivers/       waivers/           waivers/           waivers/       reimbursements waivers/
                           reimbursements     reimbursements     reimbursements     reimbursements or recoupment  reimbursements
                           or recoupment) +   or recoupment  +   or recoupment) =   or recoupment) (if any)       or recoupment)
--------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap
 Index (Class B)/13/            0.35%              0.25%              0.28%              0.88%         (0.18)%         0.70%
--------------------------------------------------------------------------------------------------------------------------------
Templeton Growth
 Securities Fund (Class 2)      0.81               0.25               0.06               1.12
--------------------------------------------------------------------------------------------------------------------------------


 (1)For the period May 1, 2002 through April 30, 2003, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%. For the period May 1, 2003 through April 30, 2004, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%.



 (2)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The adviser has voluntarily elected to waive its management fee to 0.60% indefinitely. Taking into account this arrangement, which can be terminated any time, total expenses for the year ending December 31, 2002 were 0.95%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



 (3)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



 (4)For the period May 1, 2001 through April 30, 2002, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



 (5)For the period May 1, 2001 through April 30, 2002, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.75%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



 (6)The manager had contractually agreed in advance to make an estimated reduction of 0.05% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the money fund.



 (7)The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new management agreement and the new administration agreement are higher than the fees and expenses previously charged to the fund.



 (8)MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below), do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2004, unless changed with the consent of the board of trustees which oversees the series.



 (9)Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at anytime. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for each series and would equal 1.10% Emerging Growth and 1.18% Utilities. There were no fee reductions for the Capital Opportunities and Total Return Series.



(10)Reflects a recoupment of 0.05% of the portfolio's expenses previously paid by the adviser. The expense reimbursement arrangements for the Portfolios are contractual for three years (ending December 31, 2006) and any excess expenses can be repaid to Neuberger Berman Management, Inc. within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation of 1.50%.



(11)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.90% of the average daily net assets of the Fund until April, 30, 2005.



(12)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.55% of the average daily net assets of the Fund until April, 30, 2005.



(13)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Fund until April, 30, 2005.

EXAMPLES



This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB death benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



  1 year 3 years 5 years 10 years
  ------ ------- ------- --------
  $1,020 $1,577  $2,159   $3,476



2) If you do not surrender your contract at the end of the applicable time period:



  1 year 3 years 5 years 10 years
  ------ ------- ------- --------
   $320   $977   $1,659   $3,476



For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--i4LIFE/SM/ Advantage for IRA contracts and Annuity payouts--including i4LIFE/SM/ Advantage (Non-Qualified annuity contracts only). These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary


What kind of contract am I buying? It is an individual variable and/or fixed annuity contract between you and Lincoln New York. This Prospectus describes the variable side of the contract. See The contracts.


What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln New York may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account--Description of the funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account--Investment advisers.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive annuity payouts, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 7.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We reserve the right in the future to charge a $25 fee for transfers over 12 times during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.


We charge an account fee of $30 on any contract anniversary if the contract value is less than $100,000.


We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.20% for the Guarantee of Principal and 1.30% for the EGMDB. See Charges and other deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

Charges may also be imposed during the regular income or annuity payout period. See The contracts and Annuity payouts.


For information about the compensation we pay for sales of contracts, see The Contracts--Commissions.


What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What is i4LIFE/SM/ Advantage? i4LIFE/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a survivor benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE/SM/ Advantage payout phase, based on the i4LIFE/SM/ Advantage death benefit you choose.


What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts--Death benefit and i4LIFE/SM/ Advantage (IRA).


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, with certain limits. Transfers are generally restricted to no more than twelve (12) per contract year. See The contracts--Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our servicing office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.


Condensed financial


information



Because this contract was not available as of December 31, 2002, accumulation unit values are not included in this Prospectus or in the SAI.


Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements


The financial statements of the VAA and the financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.


Lincoln Life & Annuity Company of New York


Lincoln New York is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln New York is a subsidiary of Lincoln Life. Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Variable annuity account (VAA)

On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln New York. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. Lincoln New York is the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are Lincoln New York's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln New York in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisers
The investment advisers of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by A I M Advisors, Inc.


AllianceBernstein Variable Products Series Fund managed by Alliance Capital Management, L.P.


American Funds Insurance Series, managed by Capital Research and Management Company.

Delaware VIP Trust ("Delaware VIP"), managed by Delaware Management Company.

Franklin Templeton Variable Insurance Products Trust--FTVIPT Franklin Small Cap is managed by Franklin Advisers, Inc.; FTVIPT Templeton Growth Securities is managed by Templeton Global Advisors Limited.

Janus Aspen Series, managed by Janus Capital Management LLC.


Lincoln Variable Insurance Products Trust ("Lincoln VIP"), managed by Delaware Management Company. The Aggressive Growth Fund and Global Asset Allocation Fund are sub-advised by Putnam Investment Management, LLC. The Capital Appreciation Fund is sub-advised by Janus Capital Management LLC. The International Fund is sub-advised by Delaware International Advisers, Ltd.







MFS--Variable Insurance Trust ("MFS Variable Trust"), managed by Massachusetts Financial Services Company.


Neuberger Berman Advisers Management Trust (Neuberger Berman AMT), managed by Neuberger Berman Management, Inc.

Putnam Variable Trust (Putnam VT), managed by Putnam Investment Management,
L.L.C.


Scudder Investment VIT Funds, managed by Deutsche Asset Management, Inc.


Variable Insurance Products ("Fidelity(R) VIP"), managed by Fidelity Management & Research Company.



As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the prospectus for the fund.


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln New York (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln New York (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.


The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln New York and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth-Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



American Funds International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AIM V.I. Growth Fund: Seeks growth of capital.

AIM V.I. International Growth Fund: Seeks to provide long-term growth of capital.

AIM V.I. Premier Equity Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.


AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.


AllianceBernstein Premier Growth Portfolio: Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.



AllianceBernstein Small Cap Value Portfolio: Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.



AllianceBernstein Technology Portfolio: Seeks to emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).



Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.



Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S & P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.



Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.



Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.



Delaware VIP U.S. Growth: Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high expected earnings growth rates as compared to other companies in the same industry.



Fidelity(R) VIP Contrafund Portfolio: Seeks long-term capital appreciation.



Fidelity(R) VIP Equity-Income Portfolio: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500(R)).



Fidelity(R) VIP Growth Portfolio: Seeks to achieve capital appreciation.



Fidelity(R) VIP Overseas Portfolio: Seeks long-term growth of capital.



FTVIPT Franklin Small Cap Fund: Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market capitalization values not exceeding (1) $1.5 billion, or (2) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.



Janus Aspen Series Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium sized companies.



Janus Aspen Series Balanced Portfolio: Seeks long-term capital growth consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Series Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.



Lincoln VIP Aggressive Growth Fund: Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium-sized companies.



Lincoln VIP Bond Fund: Seeks maximum current income consistent with prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including: high-quality investment-grade corporate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and mortgage-backed securities.



Lincoln VIP Capital Appreciation Fund: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks. It may also buy some money market securities and bonds, including junk bonds.



Lincoln VIP Global Asset Allocation Fund: Seeks long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.



Lincoln VIP International Fund: Seeks long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.



Lincoln VIP Money Market Fund: Seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.



Lincoln VIP Social Awareness Fund: Seeks long-term capital appreciation. The fund buys stocks of large and medium-sized companies which adhere to certain specific social criteria.



MFS(R) Variable Trust Capital Opportunities Series: Seeks capital appreciation.



MFS(R) Variable Trust Emerging Growth Series: Seeks to provide long-term growth of capital.



MFS(R) Variable Trust Total Return Series: Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondary to provide a reasonable opportunity for growth of capital and income.



MFS(R) Variable Trust Utilities Series: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).



Neuberger Berman AMT Mid-Cap Growth Portfolio: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



Neuberger Berman AMT Regency Portfolio: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among different companies and industries.



Putnam VT Growth & Income Fund: Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.



Putnam VT Health Sciences Fund: Seeks capital appreciation by investing mainly in common stocks of companies in the health sciences industries with a focus on growth stocks.



Scudder VIT EAFE Equity Index: Seeks to replicate as closely as possible, before the deduction of expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (EAFE(R) Index) which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.



Scudder VIT Equity 500 Index: Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large U.S. companies.



Scudder VIT Small Cap Index: The fund seeks to


replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.



FTVIPT Templeton Growth Securities Fund: Seeks long-term capital growth. The fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.




Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln New York, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed the actual contract value; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA for Lincoln ChoicePlus Assurance (B Share)


We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.20% for the Guarantee of Principal death benefit and 1.30% for the EGMDB.


Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase pay-ments that have been invested for the periods indicated as follows:

                                   Number of contract
                                   anniversaries since
                                   purchase payment was
                                   invested
             ------------------------------------------------------
                                        At least
                                   None 1   2   3   4   5   6   7+
             Surrender charge as a
               percentage of the
               surrendered or
               withdrawn purchase
               payments            7%   7   6   6   5   4   3   0

A surrender charge does not apply to:

 1.A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested.

 2.Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the total purchase payments;

 3.A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in
   Section 22(e)(3) of the tax code, which disability occurred and has existed continuously for a period of twelve months before the 65th birthday of the contractowner.

 4.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner.

 5.A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days.

 6.A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner.

 7.A surrender of the contract as a result of the death of the contractowner or annuitant.

 8.Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln New York.

 9.Periodic payments made under any annuity payout option made available by Lincoln New York.

10.Regular income payments made under i4LIFE/SM/ Advantage.

For purposes of calculating the surrender charge on withdrawals, Lincoln New York assumes that:

a.The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then

  2.from earnings until exhausted.

c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account fee


During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will be deducted from the contract value upon surrender. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.


Transfer fee

We reserve the right to impose, in the future, a $25 fee for transfers over 12 times during any contract year. Automatic dollar-cost averaging, cross reinvestment and portfolio rebalancing transfers are not included as transfers for purposes of calculating the transfer fee.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%. Currently, there is no premium tax levied for New York residents.

Other charges and deductions
Charges may also be imposed during the regular income and annuity payout period. See The contracts-- i4LIFE/SM/ Advantage (IRA) and Annuity payouts--(Non-Qualified).

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln New York or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative charge and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our servicing office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment must be priced within two business days.


Who can invest
To apply for a contract, you must be of legal age in New York and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant cannot be older than age 89.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRA's and Roth IRA's, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of existing insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.


Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Lincoln New York reserves the right to limit purchase payments made to the contract.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our servicing office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with different death benefit options, contracts with different death benefit options will have different corresponding accumulation unit values on any given day.



In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount.
A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. We reserve the right in the future to impose a $25 fee for transfers after the first 12 times during a contract year.


Transfers (among the variable subaccounts and between the variable and fixed subaccounts) are limited to twelve (12) per contract year unless otherwise authorized by Lincoln New York. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our servicing office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln New York, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln New York become aware of such disruptive practices, Lincoln New York may refuse to permit such transfers.




You also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.


Transfers may be delayed as permitted by the 1940 Act. See The contracts--Delay of Payments.


Transfers after the annuity commencement date

If you select i4LIFE/SM/ Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.


If you do not select i4LIFE/SM/ Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional services

There are four additional services available to you under your contract: dollar cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.



Dollar cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. Upon receipt of additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner. Only the contract value as of the day Lincoln New York approves the payment of the claim is available on the death of the contractowner or joint owner, if the contractowner or joint owner was changed subsequent to the effective date of this contract unless the change occurred because of the death of the prior contractowner or joint owner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares), provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant.

Notification of the election of this death benefit must be received by Lincoln New York within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant. Only the contract value as of the day Lincoln New York approves the payment of the claim is available on the death of the annuitant if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior annuitant.

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:

1.the contract value as of the day Lincoln New York approves the payment of the claim; or

2.the sum of all purchase payments decreased by withdrawals (including any applicable charges and premium taxes incurred) in the same proportion that withdrawals (including any applicable charges and premium taxes incurred) reduced the contract value.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.


Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the death occurs before the annuity commencement date, and the EGMDB is in effect, the death benefit paid will be the greatest of:


(1)the contract value as of the day on which Lincoln New York approves the payment of the claim;

(2)the sum of all purchase payments decreased by withdrawals (including any applicable charges and premium taxes incurred) in the same proportion that withdrawals (including any applicable charges and premium taxes incurred) reduced the contract value; or

(3)the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased proportionately by withdrawals subsequent to that anniversary date (including any applicable charges and premium taxes incurred) in the same proportion that withdrawals (including any applicable charges and premium taxes incurred) reduced the contract value.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.

The EGMDB is not available under contracts issued to a contractowner, joint owner or annuitant, who is age 81 or older at the time of issuance.

Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

After a contract is issued, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Dis-continuance form and sending it to our home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and other deductions.

General death benefit information
The EGMDB and the Guarantee of Principal death benefit are separate death benefit elections. Only one of these death benefit elections may be in effect at any one time, and these elections will terminate if you elect i4LIFE/SM/ Advantage.

If there are joint owners, upon the death of the first contractowner, Lincoln New York will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln New York will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value will be credited to the contract.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This approval of the death benefit will occur after receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Ownership
The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying the servicing office of the change. The new annuitant must be under age 90 as of

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the effective date of the change. This change may cause a reduction of the death benefit on the death of the annuitant. See The contracts--Death benefit.

A contingent annuitant may be named or changed by notifying the servicing office in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.


The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the servicing office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the servicing office. The payment may be postponed as permitted by the 1940 Act.



There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and other deductions.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Small contract surrenders
Lincoln New York may surrender your IRA or nonqualified contract, in accordance with New York laws if: 1) your contract value drops below $2,000, for any reason, including if your contract value decreases due to performance of the subaccounts you selected, 2) no purchase payments have been received for 3 (three) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month. At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.

i4LIFE/SM/ Advantage for IRA contracts
The i4LIFE/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge (imposed only during the i4LIFE/SM/ Advantage payout phase), computed daily equal to an annual rate of 1.70% for the i4LIFE/SM/ Advantage Account Value death benefit, of the net asset value of the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the effective date of the contract for new contracts issued with the i4LIFE/SM/ Advantage. Otherwise, the i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly or annual regular income payments, as well as the month the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.

The i4LIFE/SM/ Advantage is only available for IRA contracts (excluding SEP and SARSEP markets) with a contract value of $50,000 or more and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office. Additional purchase payments may only be made during the Access Period.

There is no guarantee that i4LIFE/SM/ Advantage will be available in the future as we reserve the right to discontinue this option at any time.

Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If i4LIFE/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts. i4LIFE/SM/ Advantage may not be available within the first 12 months after the contract is issued.


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Assumed interest rates of 3%, 4% and 5% may be available. See Annuity payouts--Variable annuity payouts for a more detailed explanation.


Regular Income. The i4LIFE/SM/ Advantage option provides for variable, periodic regular income payments during a defined period of time (the "Access Period"), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate you choose. Subsequent regular income payments will be adjusted annually with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to surrender charges. See Charges and other deductions.


Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a survivor benefit, and during which you may make purchase payments, surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

Account Value. The initial Account Value is the contract value at the time you elect the i4LIFE/SM/ Advantage. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.


Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.


Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides the i4LIFE/SM/ Account Value death benefit. This death benefit is equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim.

If you die during the Access Period, the i4LIFE/SM/ Advantage will terminate. Your beneficiary may start a new i4LIFE/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.

Following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.


Termination. You may terminate i4LIFE/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for the i4LIFE/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the Guarantee of Principal death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE/SM/ Advantage.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Delay of payments

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners. Payment of contract proceeds from the fixed account may be delayed for up to six months.


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Due to federal laws designated to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.



Transfers may be delayed as permitted by the 1940 Act.


Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made by your written authorization to us and received in our servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. Any changes are subject to prior approval by the New York Superintendent of Insurance. You will be notified in writing of any changes, modifications or waivers. If any proposed change legally requires a vote of the contractowners, we will notify you about the nature of the proposed change and request your vote on the matter before implementing such a change.

Commissions

The commissions paid to dealers are a maximum of 7.50% of each purchase payment. In some instances, commissions on deposits may be lowered by as much as 2.50% and replaced by a commission of up to .65% of annual contract values. These commissions are not deducted from purchase payments or contract value, they are paid by us.



Lincoln New York offers the contracts through the registered representatives of its affiliated broker dealer, Lincoln Financial Advisors Corporation (LFA), who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Lincoln New York, using LFA as a principal underwriter, also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with LFA will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Registered representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln New York offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.


Contractowner questions

The obligations to purchasers under the contracts are those of Lincoln New York. Questions about your contract should be directed to us at 1-888-868-2583.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity or payout option.


You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no

                                                                             23

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guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made after Lincoln New York is in receipt of: (1) proof, satisfactory to Lincoln New York, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of .15% will be assessed on all variable annuity payouts (except for the i4LIFE/SM/ Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date, less any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by Lincoln New York. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General information
The Guarantee of Principal death benefit and the EGMDB are not available after the annuity commencement date. The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after Lincoln New York is in receipt of: (1) proof, satisfactory to Lincoln New York of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.



i4LIFE/SM/ Advantage

(Non-qualified annuity contracts ONLY)

We also offer a variable annuity payout option for non-qualified contracts. The i4LIFE/SM/ Advantage, when available in your state, is subject to a charge (imposed only during the i4LIFE/SM/ Advantage payout phase), computed daily of an annual rate of 1.70% for the i4LIFE/SM/ Advantage Account Value death benefit, and 1.90% for the i4LIFE/SM/ Advantage EGMDB of the net asset value of the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly or annual regular income payments, as well as the month the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



If your contract value is at least $50,000, you may elect the i4LIFE/SM/ Advantage at any time before the annuity commencement date by sending a written request to our servicing office. The annuitant may not be changed and additional purchase payments will not be accepted after i4LIFE/SM/ Advantage is elected.


There is no guarantee that i4LIFE/SM/ Advantage will be available in the future as we reserve the right to discontinue this option at any time.

At the time you elect i4LIFE/SM/ Advantage, you also select a new death benefit option. Once the i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.

Assumed interest rates of 3%, 4% and 5% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.

Regular Income. The i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the "Access Period") and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate you choose. Each subsequent regular income payment will be adjusted up or down with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges. See Federal tax matters-- Taxation of annuity payouts. You may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates.


Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.


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Account Value. The initial Account Value is the contract value on the valuation date the i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides two death benefit options:

1.i4LIFE/SM/ Advantage Account Value death benefit; and

2.i4LIFE/SM/ Advantage EGMDB.


The i4LIFE/SM/ Advantage Account Value death benefit is equal to the Account Value as of the day on which Lincoln New York approves the payment of the claim. The charge under this death benefit is equal to an annual rate of 1.70% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.


The i4LIFE/SM/ Advantage EGMDB is the greatest of:

1.the Account Value as of the day on which Lincoln New York approves the payment of the claim;


2.the sum of all purchase payments less the sum of all regular income payments and withdrawals (including applicable charges and premium taxes incurred), if any. Regular income payments and withdrawals (including applicable charges and premium taxes incurred), if any, are deducted in the same proportion that regular income payments and withdrawals (including applicable charges and premium taxes incurred), if any, reduced the Account Value; or



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals (including any applicable changes, and any premium taxes incurred) subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals (including any applicable charges, and any premium taxes incurred), if any, are deducted in the same proportion that regular income payments and withdrawals (including any applicable charges, and any premium taxes incurred), if any, reduce the Account Value.



In declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable. The charge under this death benefit is equal to an annual rate of 1.90% of the net asset value of the Account Value in the VAA.


Only the highest Account Value achieved on an anniversary following the election of i4LIFE/SM/ Advantage EGMDB will be considered if you did not elect (or you discontinued) the EGMDB death benefit as the death benefit before i4LIFE/SM/ Advantage. If you elected the EGMDB death benefit after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.


Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date the death claim is approved by Lincoln New York for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date the death claim is approved by Lincoln New York for payment.


During the Access Period, contracts with the i4LIFE/SM/ Advantage EGMDB may elect to change to the i4LIFE/SM/ Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE/SM/ Advantage EGMDB.

For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.

Termination. You may not terminate i4LIFE/SM/ Advantage once you elect it.


Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln New York's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln New York has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln New York has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to other charges (see Charges and other deductions).


ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN
NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.


The owner may allocate purchase payments to one or more fixed subaccounts with a guaranteed period of 1 year. Lincoln New York may add guaranteed periods or discontinue accepting money into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.


Lincoln New York will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless Lincoln New York receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by Lincoln New York. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.





Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a por-tion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If you choose the levelized payout option under the i4LIFE/SM/ Advantage, the tax law may treat you as being in receipt of additional amounts of income and tax the additional amounts.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

.. you receive on or after you reach age 59 1/2,

.. you receive because you became disabled (as defined in the tax law),

.. a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge of (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

.. 403(b) plans (public school system and tax-exempt organization annuity plans).

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the variable annuity account--Fund shares.

Distribution of the contracts

Lincoln Financial Advisors Corporation ("LFA"), an Indiana corporation registered with the Securities and Exchange Commission as a broker-dealer, is the distributor and principal underwriter of the contracts. Under an agreement with LFA, Lincoln Financial Distributors ("LFD") will act as wholesaler and will assist LFA in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by LFA registered representatives and by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represents us. Lincoln New York will offer the contracts in New York only.

Return privilege


Within the 10-day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 7866, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes and the administrative and mortality and expense risk charges which had been deducted. No surrender charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Legal proceedings


Lincoln New York is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln New York, the VAA or the Principal Underwriter.

Statement of Additional Information
Table of contents for Variable Annuity Account N

Item                                 Page
-----------------------------------------
General information and history of
  Lincoln New York                   B-2
-----------------------------------------
Special terms                        B-2
-----------------------------------------
Services                             B-2
-----------------------------------------
Principal underwriter                B-2
-----------------------------------------
Purchase of securities being offered B-2
-----------------------------------------
Calculation of investment results    B-2
-----------------------------------------



                     Item                             Page
                     -------------------------------------
                     Annuity payouts                  B-10
                     -------------------------------------
                     Advertising and sales literature B-11
                     -------------------------------------
                     Additional services              B-13
                     -------------------------------------
                     Other information                B-14
                     -------------------------------------
                     Financial statements             B-14
                     -------------------------------------


For a free copy of the SAI please see page one of this booklet.
               STATEMENT OF ADDITIONAL INFORMATION REQUEST CARD


                    Lincoln ChoicePlus Assurance (B Share)

                          Lincoln New York Account N


Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities (ChoicePlus Assurance (B Share)).


                                (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City___________________________________  State ______________ Zip ______________

Mail to Lincoln New York Choice Plus, P.O. Box 7866, Fort Wayne, Indiana 46801.

Lincoln ChoicePlus Assurance (B Share)


Lincoln New York Account N
for Variable Annuities (Registrant)

Lincoln Life & Annuity
Company of New York (Depositor)

Statement of Additional Information (SAI)


This Statement of Additional Information should be read in conjunction with the Lincoln ChoicePlus Assurance (B Share) Prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2003.


You may obtain a copy of the Lincoln ChoicePlus Assurance (B Share) Prospectus on request and without charge.

Please write Lincoln ChoicePlus Customer Service, Lincoln Life & Annuity Company of New York,
P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.

Table of Contents

                   Item                                 Page
                   -----------------------------------------
                   General information and history
                   of Lincoln New York                  B-2
                   -----------------------------------------
                   Special terms                        B-2
                   -----------------------------------------
                   Services                             B-2
                   -----------------------------------------
                   Principal underwriter                B-2
                   -----------------------------------------
                   Purchase of securities being offered B-2
                   -----------------------------------------

                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-10
                     --------------------------------------
                     Advertising and sales literature  B-11
                     --------------------------------------
                     Additional services               B-13
                     --------------------------------------
                     Other information                 B-14
                     --------------------------------------
                     Financial statements              B-14
                     --------------------------------------





This SAI is not a Prospectus.


The date of this SAI is May 1, 2003.

General information and
history of Lincoln Life
& Annuity Company
of New York
(Lincoln New York)


Lincoln New York is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln New York is a subsidiary of Lincoln Life. Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors

The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the financial statements of Lincoln New York at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana, 46802, as set forth in their reports thereon, appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln New York or by third parties responsible to Lincoln New York. Administrative services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of Lincoln New York under the contracts. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter


Lincoln Financial Advisors Corporation ("LFA"), an Indiana corporation registered with the Securities and Exchange Commission as a broker-dealer, is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc., 200 E. Berry Street, Fort Wayne, Indiana, 46802, will perform certain marketing and other ancillary functions are described in the Prospectus. LFA received $3,315,352 in 2002 for the sale of contracts offered through the VAA. LFA retained no underwriting commissions in 2002 from the sale of Variable Annuity Contracts.


Sales charges and exchange privileges under the contracts are described in the Prospectus.

Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln New York products; through independent insurance brokers; and through certain securities brokers/dealers selected by Lincoln New York whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent yield and total return performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The yield figure is based on historical earnings and is not intended to indicate future performance.


The money market subaccount's seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2002); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities.


Total return

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1 + T)n = ERV

Where: P = a hypothetical initial purchase payment of $1,000
       T = average annual total return for the period in question
       N = number of years
  ERV    =
           ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a fund became available in the separate account.

A. Standard Performance Data (assuming the i4LIFE/SM/ Advantage is not in effect):

   Period Ending December 31, 2002




                                                                                    Since
                                                                     1-year  5-year Inception
                                                          Subaccount With    With   With
                                                          Commenced  EGMDB   EGMDB  EGMDB
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          05/22/2000 (39.1)%  N/A     (36.4)%
AIM V.I. International Growth Fund (Series II)            05/22/2000 (24.1)   N/A     (25.3)
AIM V.I. Premier Equity Fund (Series II)                  05/22/2000 (38.5)   N/A     (25.3)
AllianceBernstein Growth & Income Portfolio (Class B)     05/22/2000 (30.4)   N/A     (10.6)
AllianceBernstein Premier Growth Portfolio (Class B)      05/22/2000 (38.8)   N/A     (28.5)
AllianceBernstein Small Cap Value Portfolio (Class B)     06/24/2002   N/A    N/A     (19.2)
AllianceBernstein Technology Portfolio (Class B)          05/22/2000 (49.6)   N/A     (40.0)
American Funds Global Small Capitalization Fund (Class 2) 05/22/2000 (27.2)   N/A     (22.2)
American Funds Growth Fund (Class 2)                      05/22/2000 (32.5)   N/A     (21.2)
American Funds Growth-Income Fund (Class 2)               05/22/2000 (26.5)   N/A      (8.8)
American Funds International Fund (Class 2)               05/22/2000 (23.1)   N/A     (22.8)
Delaware VIP Large Cap Value Series (Service Class)       05/22/2000 (27.0)   N/A      (8.5)
Delaware VIP High Yield Series (Service Class)            05/22/2000  (6.8)   N/A      (8.4)
Delaware VIP REIT Series (Service Class)                  05/22/2000  (4.1)   N/A       8.2
Delaware VIP Small Cap Value Series (Service Class)       05/22/2000 (14.1)   N/A       4.6
Delaware VIP Trend Series (Service Class)                 05/22/2000 (28.2)   N/A     (20.8)
Delaware VIP U.S. Growth Series (Service Class)           06/24/2002   N/A    N/A     (22.4)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    06/24/2002   N/A    N/A     (16.5)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 05/22/2000 (25.4)   N/A      (9.9)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        05/22/2000 (38.3)   N/A     (25.8)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      05/22/2000 (28.6)   N/A     (23.0)
FTVIP Franklin Small Cap Fund (Class 2)                   05/22/2000 (36.7)   N/A     (24.4)
FTVIPT Templeton Growth Securities Fund (Class 2)         05/22/2000 (26.7)   N/A      (9.9)
Janus Aspen Mid Cap Growth Portfolio (Service Class)      06/24/2002   N/A    N/A     (19.2)
Janus Aspen Balanced Portfolio (Service Class)            06/24/2002   N/A    N/A     (11.4)
Janus Aspen Worldwide Growth Portfolio (Service Class)    06/24/2002   N/A    N/A     (20.9)
Lincoln VIP Aggressive Growth Fund (Service Class)        06/24/2002   N/A    N/A     (21.9)
Lincoln VIP Bond Fund (Service Class)                     05/22/2000   1.3    N/A       7.8
Lincoln VIP Capital Appreciation Fund (Service Class)     06/24/2002   N/A    N/A     (21.8)
Lincoln VIP Global Asset Allocation Fund (Service Class)  06/24/2002   N/A    N/A     (15.1)
Lincoln VIP International Fund (Service Class)            06/24/2002   N/A    N/A     (20.7)
Lincoln VIP Money Market Fund (Service Class)             05/22/2000  (7.3)   N/A      (0.4)
Lincoln VIP Social Awareness Fund (Service Class)         06/24/2002   N/A    N/A     (18.7)
MFS(R) VIT Capital Opportunities Series (Service Class)   06/24/2002   N/A    N/A     (21.0)
MFS(R) VIT Emerging Growth Series (Service Class)         05/22/2000 (41.8)   N/A     (34.8)
MFS(R) VIT Total Return Series (Service Class)            05/22/2000 (13.7)   N/A      (1.2)
MFS(R) VIT Utilities Series (Service Class)               05/22/2000 (31.0)   N/A     (20.3)
Neuberger Berman AMT Mid-Cap Growth Portfolio             06/24/2002   N/A    N/A     (22.3)
Neuberger Berman AMT Regency Portfolio                    06/24/2002   N/A    N/A     (19.0)
Putnam VT Growth & Income Fund (Class IB)                 06/24/2002   N/A    N/A     (18.6)
Putnam VT Health Sciences Fund (Class IB)                 06/24/2002   N/A    N/A     (12.9)
Scudder VIT EAFE Equity Index Fund (Service Class)        06/24/2002   N/A    N/A     (22.1)
Scudder VIT Equity 500 Index Fund (Service Class)         05/22/2000 (30.6)   N/A     (20.0)
Scudder VIT Small Cap Index Fund (Service Class)          06/24/2002   N/A    N/A     (23.5)



The performance figures shown reflect the cost of the EGMDB death benefit. If the Guarantee of Principal death benefit option was in effect, the return would have been higher.

B. Standard Performance Data (assuming the i4LIFE/SM/ Advantage is in effect):


   Period Ending December 31, 2002




                                                                                    Since
                                                                     1-year  5-year Inception
                                                          Subaccount with    with   with
                                                          Commenced  EGMDB   EGMDB  EGMDB
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          05/22/2000 (39.5)%  N/A     (36.7)%
AIM V.I. International Growth Fund (Series II)            05/22/2000 (24.5)   N/A     (25.7)
AIM V.I. Premier Equity Fund (Series II)                  05/22/2000 (38.8)   N/A     (25.6)
AllianceBernstein Growth & Income Portfolio (Class B)     05/22/2000 (30.7)   N/A     (11.0)
AllianceBernstein Premier Growth Portfolio (Class B)      05/22/2000 (39.1)   N/A     (28.8)
AllianceBernstein Small Cap Value Portfolio (Class B)     06/24/2002   N/A    N/A     (19.4)
AllianceBernstein Technology Portfolio (Class B)          05/22/2000 (49.9)   N/A     (40.4)
American Funds Global Small Capitalization Fund (Class 2) 05/22/2000 (27.6)   N/A     (22.6)
American Funds Growth Fund (Class 2)                      05/22/2000 (32.9)   N/A     (21.6)
American Funds Growth-Income Fund (Class 2)               05/22/2000 (26.9)   N/A      (9.2)
American Funds International Fund (Class 2)               05/22/2000 (23.4)   N/A     (23.2)
Delaware VIP Large Cap Value Series (Service Class)       05/22/2000 (27.3)   N/A      (8.9)
Delaware VIP High Yield Series (Service Class)            05/22/2000  (7.3)   N/A      (8.9)
Delaware VIP REIT Series (Service Class)                  05/22/2000  (4.6)   N/A       7.7
Delaware VIP Small Cap Value Series (Service Class)       05/22/2000 (14.5)   N/A       4.1
Delaware VIP Trend Series (Service Class)                 05/22/2000 (28.6)   N/A     (21.2)
Delaware VIP U.S. Growth Series (Service Class)           06/24/2002   N/A    N/A     (22.6)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    06/24/2002   N/A    N/A     (16.8)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 05/22/2000 (25.7)   N/A     (10.3)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        05/22/2000 (38.6)   N/A     (26.1)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      05/22/2000 (29.0)   N/A     (23.4)
FTVIP Franklin Small Cap Fund (Class 2)                   05/22/2000 (37.0)   N/A     (24.8)
FTVIPT Templeton Growth Securities Fund (Class 2)         05/22/2000 (27.0)   N/A     (10.4)
Janus Aspen Mid Cap Growth Portfolio (Service Class)      06/24/2002   N/A    N/A     (19.4)
Janus Aspen Balanced Portfolio (Service Class)            06/24/2002   N/A    N/A     (11.7)
Janus Aspen Worldwide Growth Portfolio (Service Class)    06/24/2002   N/A    N/A     (21.1)
Lincoln VIP Aggressive Growth Fund (Service Class)        06/24/2002   N/A    N/A     (22.1)
Lincoln VIP Bond Fund (Service Class)                     05/22/2000   0.8    N/A       7.3
Lincoln VIP Capital Appreciation Fund (Service Class)     06/24/2002   N/A    N/A     (22.0)
Lincoln VIP Global Asset Allocation Fund (Service Class)  06/24/2002   N/A    N/A     (15.3)
Lincoln VIP International Fund (Service Class)            06/24/2002   N/A    N/A     (20.9)
Lincoln VIP Money Market Fund (Service Class)             05/22/2000  (7.7)   N/A      (0.9)
Lincoln VIP Social Awareness Fund (Service Class)         06/24/2002   N/A    N/A     (18.9)
MFS(R) VIT Capital Opportunities Series (Service Class)   06/24/2002   N/A    N/A     (21.2)
MFS(R) VIT Emerging Growth Series (Service Class)         05/22/2000 (42.1)   N/A     (35.2)
MFS(R) VIT Total Return Series (Service Class)            05/22/2000 (14.1)   N/A      (1.7)
MFS(R) VIT Utilities Series (Service Class)               05/22/2000 (31.4)   N/A     (20.7)
Neuberger Berman AMT Mid-Cap Growth Portfolio             06/24/2002   N/A    N/A     (22.5)
Neuberger Berman AMT Regency Portfolio                    06/24/2002   N/A    N/A     (19.2)
Putnam VT Growth & Income Fund (Class IB)                 06/24/2002   N/A    N/A     (18.8)
Putnam VT Health Sciences Fund (Class IB)                 06/24/2002   N/A    N/A     (13.1)
Scudder VIT EAFE Equity Index Fund (Service Class)        06/24/2002   N/A    N/A     (22.3)
Scudder VIT Equity 500 Index Fund (Service Class)         05/22/2000 (31.0)   N/A     (20.4)
Scudder VIT Small Cap Index Fund (Service Class)          06/24/2002   N/A    N/A     (23.7)



The performance figures shown reflect the cost of the EGMDB. If the Account Value death benefit option was in effect, the return would have been higher.

Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information set forth below for the periods prior to the date that a fund became available in the VAA. This performance will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges) and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options (ie:
Guarantee of Principal Death Benefit), the annual account fee or surrender charges that were in effect during the time periods shown. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.



A. Non-Standard Performance Data (adjusted for contract expenses and surrender charges)



   Period Ending December 31, 2002





                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (39.1)% (39.1)% (34.2)% (11.1)%   N/A      N/A   05/05/1993
AIM V.I. International Growth Fund (Series II)            (24.1)  (24.1)  (28.5)   (7.9)    N/A      1.4%  05/05/1993
AIM V.I. Premier Equity Fund (Series II)                  (38.5)  (38.5)  (24.3)   (5.1)    N/A      6.0   05/05/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (30.4)  (30.4)   (7.7)    1.0     9.4%     8.5   01/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (38.8)  (38.8)  (26.6)   (4.1)    7.5      8.3   06/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (14.9)  (14.9)    N/A     N/A     N/A     (2.9)  05/01/2001
AllianceBernstein Technology Portfolio (Class B)          (49.6)  (49.6)  (35.7)   (3.1)    N/A     (0.0)  01/11/1996
American Funds Global Small Capitalization Fund (Class 2) (27.2)  (27.2)  (20.4)    N/A     N/A      0.6   04/30/1998
American Funds Growth Fund (Class 2)                      (32.5)  (32.5)  (17.6)    4.2    10.4     12.0   02/08/1984
American Funds Growth-Income Fund (Class 2)               (26.5)  (26.5)   (7.0)    1.1     8.7     10.7   02/08/1984
American Funds International Fund (Class 2)               (23.1)  (23.1)  (23.4)    0.0     6.7      5.3   05/01/1990
Delaware VIP Large Cap Value Series (Service Class)       (27.0)  (27.0)   (8.3)   (3.9)    7.1      6.4   07/28/1988
Delaware VIP High Yield Series (Service Class)             (6.8)   (6.8)   (9.3)   (3.9)    3.0      4.8   07/28/1988
Delaware VIP REIT Series (Service Class)                   (4.1)   (4.1)   11.0     N/A     N/A      3.6   05/04/1998
Delaware VIP Small Cap Value Series (Service Class)       (14.1)  (14.1)    4.2    (0.1)    N/A      8.2   12/27/1993
Delaware VIP Trend Series (Service Class)                 (28.2)  (28.2)  (18.6)    1.9     N/A      8.3   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (37.4)  (37.4)  (24.6)    N/A     N/A    (22.2)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (18.0)  (18.0)  (13.6)    1.0     N/A     10.4   01/03/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (25.4)  (25.4)   (9.0)   (2.5)    7.9      8.2   10/09/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (38.3)  (38.3)  (24.8)   (3.2)    6.6      8.5   10/09/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (28.6)  (28.6)  (24.9)   (6.8)    2.9      2.5   01/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (36.7)  (36.7)  (24.3)   (2.5)    N/A      4.7   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (26.7)  (26.7)  (10.3)   (1.1)    N/A      4.7   03/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (36.2)  (36.2)  (39.3)   (5.0)    N/A      5.4   09/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (15.1)  (15.1)   (8.3)    5.6     N/A     10.0   09/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (33.9)  (33.9)  (26.2)   (2.3)    N/A      8.4   09/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (38.4)  (38.4)  (28.2)  (12.7)    N/A     (1.3)  02/03/1994
Lincoln VIP Bond Fund (Service Class)                       1.3     1.3     6.5     4.5     5.5      8.3   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (35.2)  (35.2)  (28.0)   (4.6)    N/A      4.7   02/03/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (20.5)  (20.5)  (12.5)   (3.4)    4.9      5.4   08/03/1987
Lincoln VIP International Fund (Service Class)            (19.3)  (19.3)  (11.0)   (1.2)    5.2      3.4   05/01/1991
Lincoln VIP Money Market Fund (Service Class)              (7.3)   (7.3)    0.1     1.6     2.6      4.4   01/07/1982
Lincoln VIP Social Awareness Fund (Service Class)         (30.4)  (30.4)  (17.9)   (5.1)    8.1      9.5   05/02/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (37.9)  (37.9)  (24.4)   (3.4)    N/A      2.4   08/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (41.8)  (41.8)  (34.9)   (6.3)    N/A      2.9   07/24/1995
MFS(R) VIT Total Return Series (Service Class)            (13.7)  (13.7)   (0.4)    2.4     N/A      8.9   01/03/1995
MFS(R) VIT Utilities Series (Service Class)               (31.0)  (31.0)  (18.8)   (3.4)    N/A      7.4   01/03/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (37.5)  (37.5)  (25.6)   (1.4)    N/A      2.0   11/03/1997
Neuberger Berman AMT Regency Portfolio                    (18.9)  (18.9)    N/A     N/A     N/A    (14.8)  08/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (27.2)  (27.2)  (10.2)   (3.4)    6.9      8.7   02/01/1988
Putnam VT Health Sciences Fund (Class IB)                 (28.5)  (28.5)   (7.6)    N/A     N/A     (4.1)  05/01/1998
Scudder VIT EAFE Equity Index Fund (Service Class)        (29.9)  (29.9)  (25.9)   (8.2)    N/A     (8.8)  08/22/1997
Scudder VIT Equity 500 Index Fund (Service Class)         (30.6)  (30.6)  (19.1)   (3.6)    N/A     (3.0)  10/01/1997
Scudder VIT Small Cap Index Fund (Service Class)          (28.9)  (28.9)  (12.1)   (4.6)    N/A     (3.3)  08/25/1997



The performance figures shown above reflect the cost of the EGMDB (assuming i4LIFE/SM/ Advantage is not in effect). If the Guarantee of Principal death benefit option was in effect, the return would have been higher.

B. Non-Standard Performance Data (adjusted for contract expenses and surrender charges):



   Period Ending December 31, 2002





                                                          YTD     1 Year  3 Year  5 Year  10 Year
                                                          with    with    with    with    with             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (39.5)% (39.5)% (34.6)% (11.6)%   N/A     N/A      5/5/1993
AIM V.I. International Growth Fund (Series II)            (24.5)  (24.5)  (28.9)   (8.3)    N/A     0.9%     5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (38.8)  (38.8)  (24.7)   (5.5)    N/A     5.5      5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (30.7)  (30.7)   (8.1)    0.5     8.9%    8.0     1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (39.1)  (39.1)  (27.0)   (4.6)    7.0     7.8     6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (15.3)  (15.3)    N/A     N/A     N/A    (3.4)     5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (49.9)  (49.9)  (36.1)   (3.5)    N/A    (0.5)    1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (27.6)  (27.6)  (20.8)    N/A     N/A     0.1     4/30/1998
American Funds Growth Fund (Class 2)                      (32.9)  (32.9)  (18.1)    3.7     9.9    11.5      2/8/1984
American Funds Growth-Income Fund (Class 2)               (26.9)  (26.9)   (7.4)    0.6     8.2    10.2      2/8/1984
American Funds International Fund (Class 2)               (23.4)  (23.4)  (23.8)   (0.4)    6.2     4.9      5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (27.3)  (27.3)   (8.8)   (4.4)    6.6     5.9     7/28/1988
Delaware VIP High Yield Series (Service Class)             (7.3)   (7.3)   (9.7)   (4.3)    2.6     4.3     7/28/1988
Delaware VIP REIT Series (Service Class)                   (4.6)   (4.6)   10.4     N/A     N/A     3.1      5/4/1998
Delaware VIP Small Cap Value Series (Service Class)       (14.5)  (14.5)    3.7    (0.6)    N/A     7.7    12/27/1993
Delaware VIP Trend Series (Service Class)                 (28.6)  (28.6)  (19.0)    1.4     N/A     7.8    12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (37.7)  (37.7)  (25.0)    N/A     N/A   (22.6)   11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (18.4)  (18.4)  (14.0)    0.5     N/A     9.9      1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (25.7)  (25.7)   (9.5)   (2.9)    7.5     7.7     10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (38.6)  (38.6)  (25.2)   (3.7)    6.1     8.0     10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (29.0)  (29.0)  (25.3)   (7.3)    2.5     2.0     1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (37.0)  (37.0)  (24.7)   (3.0)    N/A     4.2    10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (27.0)  (27.0)  (10.7)   (1.5)    N/A     4.2     3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (36.5)  (36.5)  (39.7)   (5.5)    N/A     4.9     9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (15.5)  (15.5)   (8.7)    5.1     N/A     9.5     9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (34.2)  (34.2)  (26.6)   (2.7)    N/A     7.9     9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (38.7)  (38.7)  (28.6)  (13.2)    N/A    (1.8)     2/3/1994
Lincoln VIP Bond Fund (Service Class)                       0.8     0.8     6.0     4.0     5.0     7.8    12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (35.5)  (35.5)  (28.4)   (5.1)    N/A     4.3      2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (20.9)  (20.9)  (13.0)   (3.9)    4.4     4.9      8/3/1987
Lincoln VIP International Fund (Service Class)            (19.7)  (19.7)  (11.5)   (1.6)    4.7     2.9      5/1/1991
Lincoln VIP Money Market Fund (Service Class)              (7.7)   (7.7)   (0.4)    1.1     2.1     3.9      1/7/1982
Lincoln VIP Social Awareness Fund (Service Class)         (30.8)  (30.8)  (18.3)   (5.5)    7.6     9.0      5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (38.3)  (38.3)  (24.8)   (3.9)    N/A     2.0     8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (42.1)  (42.1)  (35.2)   (6.8)    N/A     2.5     7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (14.1)  (14.1)   (0.8)    1.9     N/A     8.4      1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (31.4)  (31.4)  (19.2)   (3.9)    N/A     6.9      1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (37.8)  (37.8)  (26.0)   (1.9)    N/A     1.5     11/3/1997
Neuberger Berman AMT Regency Portfolio                    (19.3)  (19.3)    N/A     N/A     N/A   (15.2)    8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (27.6)  (27.6)  (10.7)   (3.9)    6.4     8.3      2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (28.9)  (28.9)   (8.0)    N/A     N/A    (4.6)     5/1/1998
Scudder VIT EAFE Equity Index Fund (Service Class)        (30.3)  (30.3)  (26.2)   (8.7)    N/A    (9.2)    8/22/1997
Scudder VIT Equity 500 Index Fund (Service Class)         (31.0)  (31.0)  (19.5)   (4.1)    N/A    (3.4)    10/1/1997
Scudder VIT Small Cap Index Fund (Service Class)          (29.3)  (29.3)  (12.5)   (5.0)    N/A    (3.8)    8/25/1997



The performance figures shown above reflect the cost of the EGMDB (assuming i4LIFE/SM/ Advantage is in effect). If the Account Value death benefit option was in effect, the return would have been higher.

C. Non-Standard Performance Data (adjusted for contract expenses):



   Period Ending December 31, 2002



                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (32.1)% (32.1)% (29.9)%  (9.6)%   N/A      N/A   05/05/1993
AIM V.I. International Growth Fund (Series II)            (17.1)  (17.1)  (24.8)   (6.5)    N/A      1.4%  05/05/1993
AIM V.I. Premier Equity Fund (Series II)                  (31.5)  (31.5)  (20.9)   (3.9)    N/A      6.0   05/05/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.4)  (23.4)   (5.4)    2.0     9.4%     8.5   01/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (31.8)  (31.8)  (23.1)   (2.9)    7.5      8.3   06/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (7.9)   (7.9)    N/A     N/A     N/A      1.3   05/01/2001
AllianceBernstein Technology Portfolio (Class B)          (42.6)  (42.6)  (31.2)   (2.0)    N/A      0.4   01/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.2)  (20.2)  (17.4)    N/A     N/A      1.6   04/30/1998
American Funds Growth Fund (Class 2)                      (25.5)  (25.5)  (14.8)    5.0    10.4     12.0   02/08/1984
American Funds Growth-Income Fund (Class 2)               (19.5)  (19.5)   (4.7)    2.0     8.7     10.7   02/08/1984
American Funds International Fund (Class 2)               (16.1)  (16.1)  (20.2)    1.0     6.7      5.3   05/01/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.0)  (20.0)   (6.0)   (2.8)    7.1      6.4   07/28/1988
Delaware VIP High Yield Series (Service Class)              0.2     0.2    (6.9)   (2.7)    3.0      4.8   07/28/1988
Delaware VIP REIT Series (Service Class)                    2.9     2.9    12.6     N/A     N/A      4.5   05/04/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.1)   (7.1)    6.0     0.9     N/A      8.2   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.2)  (21.2)  (15.7)    2.8     N/A      8.3   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.4)  (30.4)  (21.3)    N/A     N/A    (19.1)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.0)  (11.0)  (11.0)    2.0     N/A     10.4   01/03/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.3)  (18.3)   (6.7)   (1.4)    7.9      8.2   10/09/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.3)  (31.3)  (21.4)   (2.1)    6.6      8.5   10/09/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (21.6)  (21.6)  (21.5)   (5.5)    2.9      2.5   01/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (29.7)  (29.7)  (21.0)   (1.5)    N/A      4.7   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (19.7)  (19.7)   (7.9)   (0.1)    N/A      4.7   03/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.2)  (29.2)  (34.3)   (3.8)    N/A      5.4   09/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.1)   (8.1)   (5.9)    6.4     N/A     10.0   09/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (26.9)  (26.9)  (22.7)   (1.2)    N/A      8.4   09/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (31.4)  (31.4)  (24.5)  (11.1)    N/A     (1.3)  02/03/1994
Lincoln VIP Bond Fund (Service Class)                       8.3     8.3     8.2     5.4     5.5      8.3   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (28.2)  (28.2)  (24.4)   (3.4)    N/A      4.7   02/03/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (13.5)  (13.5)  (10.0)   (2.3)    4.9      5.4   08/03/1987
Lincoln VIP International Fund (Service Class)            (12.3)  (12.3)   (8.6)   (0.1)    5.2      3.4   05/01/1991
Lincoln VIP Money Market Fund (Service Class)              (0.3)   (0.3)    2.1     2.5     2.6      4.4   01/07/1982
Lincoln VIP Social Awareness Fund (Service Class)         (23.4)  (23.4)  (15.0)   (3.9)    8.1      9.5   05/02/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (30.9)  (30.9)  (21.0)   (2.3)    N/A      2.8   08/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (34.8)  (34.8)  (30.5)   (5.1)    N/A      2.9   07/24/1995
MFS(R) VIT Total Return Series (Service Class)             (6.7)   (6.7)    1.6     3.3     N/A      8.9   01/03/1995
MFS(R) VIT Utilities Series (Service Class)               (24.0)  (24.0)  (15.8)   (2.3)    N/A      7.4   01/03/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.5)  (30.5)  (22.2)   (0.4)    N/A      2.7   11/03/1997
Neuberger Berman AMT Regency Portfolio                    (11.9)  (11.9)    N/A     N/A     N/A     (9.4)  08/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.2)  (20.2)   (7.8)   (2.3)    6.9      8.7   02/01/1988
Putnam VT Health Sciences Fund (Class IB)                 (21.5)  (21.5)   (5.3)    N/A     N/A     (2.9)  05/01/1998
Scudder VIT EAFE Equity Index Fund (Service Class)        (22.9)  (22.9)  (22.4)   (6.9)    N/A     (7.7)  08/22/1997
Scudder VIT Equity 500 Index Fund (Service Class)         (23.6)  (23.6)  (16.2)   (2.5)    N/A     (2.1)  10/01/1997
Scudder VIT Small Cap Index Fund (Service Class)          (21.9)  (21.9)   (9.5)   (3.4)    N/A     (2.4)  08/25/1997





The performance figures shown above reflect the cost of the EGMDB. If the Guarantee of Principal death benefit option was in effect, the return would have been higher.

D. Non-Standard Performance Data (adjusted for contract expenses):



   Period Ending December 31, 2002



                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (32.5)% (32.5)% (30.2)% (10.0)%   N/A      N/A   05/05/1993
AIM V.I. International Growth Fund (Series II)            (17.5)  (17.5)  (25.2)   (6.9)    N/A      0.9%  05/05/1993
AIM V.I. Premier Equity Fund (Series II)                  (31.8)  (31.8)  (21.3)   (4.3)    N/A      5.5   05/05/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.7)  (23.7)   (5.8)    1.5     8.9%     8.0   01/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (32.1)  (32.1)  (23.4)   (3.4)    7.0      7.8   06/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (8.3)   (8.3)    N/A     N/A     N/A      0.9   05/01/2001
AllianceBernstein Technology Portfolio (Class B)          (42.9)  (42.9)  (31.5)   (2.4)    N/A     (0.0)  01/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.6)  (20.6)  (17.8)    N/A     N/A      1.2   04/30/1998
American Funds Growth Fund (Class 2)                      (25.9)  (25.9)  (15.2)    4.6     9.9     11.5   02/08/1984
American Funds Growth-Income Fund (Class 2)               (19.9)  (19.9)   (5.1)    1.5     8.2     10.2   02/08/1984
American Funds International Fund (Class 2)               (16.4)  (16.4)  (20.5)    0.6     6.2      4.9   05/01/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.3)  (20.3)   (6.4)   (3.2)    6.6      5.9   07/28/1988
Delaware VIP High Yield Series (Service Class)             (0.3)   (0.3)   (7.3)   (3.1)    2.6      4.3   07/28/1988
Delaware VIP REIT Series (Service Class)                    2.4     2.4    12.0     N/A     N/A      4.1   05/04/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.5)   (7.5)    5.5     0.4     N/A      7.7   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.6)  (21.6)  (16.1)    2.3     N/A      7.8   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.7)  (30.7)  (21.6)    N/A     N/A    (19.4)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.4)  (11.4)  (11.4)    1.5     N/A      9.9   01/03/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.7)  (18.7)   (7.1)   (1.8)    7.5      7.7   10/09/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.6)  (31.6)  (21.8)   (2.5)    6.1      8.0   10/09/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (22.0)  (22.0)  (21.9)   (6.0)    2.5      2.0   01/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (30.0)  (30.0)  (21.3)   (1.9)    N/A      4.2   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (20.0)  (20.0)   (8.3)   (0.5)    N/A      4.2   03/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.5)  (29.5)  (34.6)   (4.3)    N/A      4.9   09/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.5)   (8.5)   (6.4)    5.9     N/A      9.5   09/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (27.2)  (27.2)  (23.1)   (1.6)    N/A      7.9   09/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (31.7)  (31.7)  (24.8)  (11.5)    N/A     (1.8)  02/03/1994
Lincoln VIP Bond Fund (Service Class)                       7.8     7.8     7.7     4.9     5.0      7.8   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (28.5)  (28.5)  (24.7)   (3.9)    N/A      4.3   02/03/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (13.9)  (13.9)  (10.4)   (2.7)    4.4      4.9   08/03/1987
Lincoln VIP International Fund (Service Class)            (12.7)  (12.7)   (9.0)   (0.6)    4.7      2.9   05/01/1991
Lincoln VIP Money Market Fund (Service Class)              (0.7)   (0.7)    1.6     2.0     2.1      3.9   01/07/1982
Lincoln VIP Social Awareness Fund (Service Class)         (23.8)  (23.8)  (15.4)   (4.3)    7.6      9.0   05/02/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (31.3)  (31.3)  (21.4)   (2.7)    N/A      2.4   08/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (35.1)  (35.1)  (30.8)   (5.5)    N/A      2.5   07/24/1995
MFS(R) VIT Total Return Series (Service Class)             (7.1)   (7.1)    1.2     2.8     N/A      8.4   01/03/1995
MFS(R) VIT Utilities Series (Service Class)               (24.4)  (24.4)  (16.2)   (2.7)    N/A      6.9   01/03/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.8)  (30.8)  (22.5)   (0.8)    N/A      2.2   11/03/1997
Neuberger Berman AMT Regency Portfolio                    (12.3)  (12.3)    N/A     N/A     N/A     (9.8)  08/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.6)  (20.6)   (8.2)   (2.7)    6.4      8.3   02/01/1988
Putnam VT Health Sciences Fund (Class IB)                 (21.9)  (21.9)   (5.7)    N/A     N/A     (3.3)  05/01/1998
Scudder VIT EAFE Equity Index Fund (Service Class)        (23.3)  (23.3)  (22.7)   (7.3)    N/A     (8.1)  08/22/1997
Scudder VIT Equity 500 Index Fund (Service Class)         (24.0)  (24.0)  (16.6)   (2.9)    N/A     (2.5)  10/01/1997
Scudder VIT Small Cap Index Fund (Service Class)          (22.3)  (22.3)  (10.0)   (3.8)    N/A     (2.9)  08/25/1997



The performance figures shown above reflect the cost of the EGMDB (assuming i4LIFE/SM/ Advantage is in effect). If the Account Value death benefit option was in effect, the return would have been higher.

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln New York makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln New York may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a)The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b)A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln New York may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

i4LIFE/SM/ Advantage options for Non-qualified contracts

During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than 14 days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the i4LIFE/SM/ Advantage; and (3) the investment results of the vari- able subaccounts selected.


The initial regular income payment is determined by dividing the contract value as of the valuation date no more than 14 days prior to the initial regular income payment date, less any premium taxes, by 1000 and multiplying this result by the i4LIFE/SM/ Advantage annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

i4LIFE/SM/ Advantage annuity factors are based on an assumed investment return of either 3%, 4% or 5% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and gender(s) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payment. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln New York may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

i4LIFE/SM/ Advantage options for IRA contracts
During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of the year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the i4LIFE/SM/ Advantage; and (3) the investment results of the fixed and/or variable subaccounts selected.


The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1000 and multiplying this result by the i4LIFE/SM/ Advantage annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment made of a subsequent year will be determined by dividing the account value as of Decem- ber 31 of the year prior to the regular income payment by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.


i4LIFE/SM/ Advantage annuity factors are based on an assumed investment return of either 3%, 4% or 5% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and gender(s) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.


The assumed interest rate is the measuring point for subsequent regular income payment. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the account value is invested in fixed or vari-
 able subaccounts. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccounts, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.


After the Access Period only the variable portion of each subsequent regular income payment will be adjusted as discussed above.

Lincoln New York may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Advertising and sales
literature

As set forth in the Prospectus, Lincoln New York may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln New York intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index--A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index--this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corpo-rate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, Lincoln New York intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Additional services


Dollar Cost Averaging (DCA)--You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will re main in effect until the earlier of: (1) the annuity commencement date;
(2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our servicing office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.

Portfolio Rebalancing--Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to our servicing office. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing our servicing office. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.

Cross Reinvestment Program--Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.



Lincoln New York's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln New York serves. As of the date of this SAI, Lincoln New York was serving over 215 employer contracts and more than 38,000 individuals.



Lincoln New York's assets, size. Lincoln New York may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2002 Lincoln New York had total assets of approximately $3 billion.


Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements


Financial statements of the VAA and of Lincoln New York appear on the following pages:

Lincoln New York Account N for Variable Annuities

Statement of Assets and Liabilities

December 31, 2002

                                                                                                    Mortality &
                                                                          Contract                  Expense      Contract
                                                                          Purchases                 Charges      Redemptions
                                                                          Due From                  PayableTo    Due To
                                                                          Lincoln Life              Lincoln Life Lincoln Life
                                                                          & Annuity                 & Annuity    & Annuity
                                                                          Company of                Company of   Company of
                                                              Investments New York     Total Assets New York     New York
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Subaccount                      $   738,240   $     --   $   738,240      $ 29       $     --
AIM V.I. Growth Subaccount                                        941,676         --       941,676        36             --
AIM V.I. Growth Class II Subaccount                                21,320         --        21,320         1             --
AIM V.I. International Growth Subaccount                        2,627,051         --     2,627,051       108             --
AIM V.I. International Growth Class II Subaccount                  45,120         --        45,120         2             --
AIM V.I. Premier Equity Subaccount                              1,718,405         --     1,718,405        68          1,067
AIM V.I. Premier Equity Class II Subaccount                        38,677         50        38,727         2             --
AVPSF Growth Class B Subaccount                                   564,870         --       564,870        22             --
AVPSF Growth and Income Class B Subaccount                      3,259,365         75     3,259,440       129             --
AVPSF Premier Growth Class B Subaccount                         1,763,388         --     1,763,388        71             --
AVPSF Small Cap Value Class B Subaccount                          170,227         --       170,227         7             --
AVPSF Technology Class B Subaccount                               586,103         --       586,103        24             --
AFIS Global Small Cap Class 2 Subaccount                        2,078,010         --     2,078,010        87             --
AFIS Growth Class 2 Subaccount                                  4,997,952         --     4,997,952       195          9,267
AFIS Growth-Income Class 2 Subaccount                           6,625,003         --     6,625,003       262         13,822
AFIS International Class 2 Subaccount                           2,510,711         --     2,510,711        98          6,500
Delaware VIP Emerging Markets Subaccount                           96,858         --        96,858         4             --
Delaware VIP Emerging Markets Service Class Subaccount             33,051         --        33,051         2             --
Delaware VIP High Yield Subaccount                              1,646,620         --     1,646,620        63          9,495
Delaware VIP High Yield Service Class Subaccount                  538,411         --       538,411        23            334
Delaware VIP Large Cap Value Subaccount                           574,455         --       574,455        22             --
Delaware VIP Large Cap Value Service Class Subaccount             118,358         --       118,358         5            321
Delaware VIP REIT Subaccount                                    1,309,637         --     1,309,637        50            728
Delaware VIP REIT Service Class Subaccount                        469,859         40       469,899        20             --
Delaware VIP Select Growth Subaccount                             457,208         --       457,208        18             --
Delaware VIP Select Growth Service Class Subaccount                19,912         --        19,912         1             --
Delaware VIP Small Cap Value Subaccount                         1,794,489         --     1,794,489        69          1,043
Delaware VIP Small Cap Service Class Subaccount                   447,368         40       447,408        19             --
Delaware VIP Social Awareness Subaccount                           72,082         --        72,082         3             --
Delaware VIP Social Awareness Service Class Subaccount             75,094         --        75,094         3             --
Delaware VIP Trend Subaccount                                   1,578,021         --     1,578,021        60             --
Delaware VIP Trend Service Class Subaccount                       415,575         25       415,600        18             --
Delaware VIP U.S. Growth Service Class Subaccount                   8,238         --         8,238        --             --
Fidelity VIP Contrafund Service Class 2 Subaccount                117,633         --       117,633         6             --
Fidelity VIP Equity Income Subaccount                           1,640,227         --     1,640,227        63             --
Fidelity VIP Equity Income Service Class 2 Subaccount             345,316         --       345,316        15             --
Fidelity VIP Growth Subaccount                                  1,022,343         --     1,022,343        39             --
Fidelity VIP Growth Service Class 2 Subaccount                     53,551         --        53,551         3             --
Fidelity VIP Growth Opportunities Subaccount                       98,813         --        98,813         4             --
Fidelity VIP Growth Opportunities Service Class 2 Subaccount       24,995         --        24,995         1             --
Fidelity VIP Overseas Subaccount                                1,312,292         --     1,312,292        50             --
Fidelity VIP Overseas Service Class 2 Subaccount                1,068,135         --     1,068,135        47             --
Janus Aspen Series Aggressive Growth Service Class Subaccount       9,767         --         9,767        --             --
Janus Aspen Series Balanced Service Class Subaccount               85,435         --        85,435         4             --
Janus Aspen Series Worldwide Growth Service Class Subaccount        1,575         --         1,575        --             --
Liberty Colonial Newport Tiger Subaccount                         162,634         --       162,634         6             --
LN Bond Subaccount                                             15,156,073     39,202    15,195,275       603             --
LN Capital Appreciation Subaccount                                 33,095         --        33,095         2             --
LN Global Asset Allocation Subaccount                                 227         --           227        --             --
LN International Subaccount                                         7,269         --         7,269        --             --
LN Money Market Subaccount                                      8,515,342         --     8,515,342       331          1,163
MFS Capital Opportunities Service Class Subaccount                  3,867         --         3,867        --             --
MFS Emerging Growth Subaccount                                    464,732         --       464,732        18             --
MFS Emerging Growth Service Class Subaccount                       37,936         25        37,961         1             --
MFS Research Subaccount                                           434,848         --       434,848        17             --
MFS Research Service Class Subaccount                              34,242         --        34,242         2             --
MFS Total Return Subaccount                                     3,997,208    803,990     4,801,198       153             --
MFS Total Return Service Class Subaccount                       1,088,237         80     1,088,317        48             --
MFS Utilities Subaccount                                          995,518         --       995,518        38             --
MFS Utilities Service Class Subaccount                            209,911         --       209,911         9             --
NB AMT Mid-Cap Growth Subaccount                                   70,498         45        70,543         3             --
NB AMT Regency Subaccount                                             998         --           998        --             --
Putnam VT Growth and Income Class IB Subaccount                     8,007         50         8,057        --             --
Putnam VT Health Sciences Class IB Subaccount                      60,570         --        60,570         3             --
Scudder VIT EAFE Equity Index Subaccount                            8,864         --         8,864        --             --
Scudder VIT Equity 500 Index Subaccount                         2,868,591         --     2,868,591       111        836,693
Scudder VIT Small Cap Index Subaccount                             88,434         --        88,434         3             --
Franklin Mutual Shares Securities Class 2 Subaccount            1,491,055         --     1,491,055        59             --
Franklin Small Cap Class 2 Subaccount                             891,591         35       891,626        35             --
Templeton Foreign Securities Class 2 Subaccount                 1,798,083         --     1,798,083        69             --
Templeton Growth Securities Class 2 Subaccount                    227,612         35       227,647         9             --







                                                              Net Assets
-------------------------------------------------------------------------
AIM V.I. Capital Appreciation Subaccount                      $   738,211
AIM V.I. Growth Subaccount                                        941,640
AIM V.I. Growth Class II Subaccount                                21,319
AIM V.I. International Growth Subaccount                        2,626,943
AIM V.I. International Growth Class II Subaccount                  45,118
AIM V.I. Premier Equity Subaccount                              1,717,270
AIM V.I. Premier Equity Class II Subaccount                        38,725
AVPSF Growth Class B Subaccount                                   564,848
AVPSF Growth and Income Class B Subaccount                      3,259,311
AVPSF Premier Growth Class B Subaccount                         1,763,317
AVPSF Small Cap Value Class B Subaccount                          170,220
AVPSF Technology Class B Subaccount                               586,079
AFIS Global Small Cap Class 2 Subaccount                        2,077,923
AFIS Growth Class 2 Subaccount                                  4,988,490
AFIS Growth-Income Class 2 Subaccount                           6,610,919
AFIS International Class 2 Subaccount                           2,504,113
Delaware VIP Emerging Markets Subaccount                           96,854
Delaware VIP Emerging Markets Service Class Subaccount             33,049
Delaware VIP High Yield Subaccount                              1,637,062
Delaware VIP High Yield Service Class Subaccount                  538,054
Delaware VIP Large Cap Value Subaccount                           574,433
Delaware VIP Large Cap Value Service Class Subaccount             118,032
Delaware VIP REIT Subaccount                                    1,308,859
Delaware VIP REIT Service Class Subaccount                        469,879
Delaware VIP Select Growth Subaccount                             457,190
Delaware VIP Select Growth Service Class Subaccount                19,911
Delaware VIP Small Cap Value Subaccount                         1,793,377
Delaware VIP Small Cap Service Class Subaccount                   447,389
Delaware VIP Social Awareness Subaccount                           72,079
Delaware VIP Social Awareness Service Class Subaccount             75,091
Delaware VIP Trend Subaccount                                   1,577,961
Delaware VIP Trend Service Class Subaccount                       415,582
Delaware VIP U.S. Growth Service Class Subaccount                   8,238
Fidelity VIP Contrafund Service Class 2 Subaccount                117,627
Fidelity VIP Equity Income Subaccount                           1,640,164
Fidelity VIP Equity Income Service Class 2 Subaccount             345,301
Fidelity VIP Growth Subaccount                                  1,022,304
Fidelity VIP Growth Service Class 2 Subaccount                     53,548
Fidelity VIP Growth Opportunities Subaccount                       98,809
Fidelity VIP Growth Opportunities Service Class 2 Subaccount       24,994
Fidelity VIP Overseas Subaccount                                1,312,242
Fidelity VIP Overseas Service Class 2 Subaccount                1,068,088
Janus Aspen Series Aggressive Growth Service Class Subaccount       9,767
Janus Aspen Series Balanced Service Class Subaccount               85,431
Janus Aspen Series Worldwide Growth Service Class Subaccount        1,575
Liberty Colonial Newport Tiger Subaccount                         162,628
LN Bond Subaccount                                             15,194,672
LN Capital Appreciation Subaccount                                 33,093
LN Global Asset Allocation Subaccount                                 227
LN International Subaccount                                         7,269
LN Money Market Subaccount                                      8,513,848
MFS Capital Opportunities Service Class Subaccount                  3,867
MFS Emerging Growth Subaccount                                    464,714
MFS Emerging Growth Service Class Subaccount                       37,960
MFS Research Subaccount                                           434,831
MFS Research Service Class Subaccount                              34,240
MFS Total Return Subaccount                                     4,801,045
MFS Total Return Service Class Subaccount                       1,088,269
MFS Utilities Subaccount                                          995,480
MFS Utilities Service Class Subaccount                            209,902
NB AMT Mid-Cap Growth Subaccount                                   70,540
NB AMT Regency Subaccount                                             998
Putnam VT Growth and Income Class IB Subaccount                     8,057
Putnam VT Health Sciences Class IB Subaccount                      60,567
Scudder VIT EAFE Equity Index Subaccount                            8,864
Scudder VIT Equity 500 Index Subaccount                         2,031,787
Scudder VIT Small Cap Index Subaccount                             88,431
Franklin Mutual Shares Securities Class 2 Subaccount            1,490,996
Franklin Small Cap Class 2 Subaccount                             891,591
Templeton Foreign Securities Class 2 Subaccount                 1,798,014
Templeton Growth Securities Class 2 Subaccount                    227,638

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statement of Operations

Year Ended December 31, 2002

                                                         AIM V.I.                                 AIM V.I.      AIM V.I.
                                                         Capital       AIM V.I.     AIM V.I.      International International
                                                         Appreciation  Growth       Growth Class  Growth        Growth Class II
                                                         Subaccount    Subaccount   II Subaccount Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                       $      --    $      --      $    --      $  9,608       $    281
  . Mortality and expense guarantees (M&E)                   (12,698)     (15,290)        (133)      (19,722)          (232)
                                                           ---------    ---------      -------      --------       --------
NET INVESTMENT INCOME (LOSS)                                 (12,698)     (15,290)        (133)      (10,114)            49
Net Realized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                  (95,121)     (91,363)         376       332,367           (181)
  . Dividends from net realized gains on investments              --           --           --            --             --
                                                           ---------    ---------      -------      --------       --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                      (95,121)     (91,363)         376       332,367           (181)
Net change in unrealized appreciation or depreciation on
 investments                                                (170,018)    (319,192)      (2,621)        1,156         (1,635)
                                                           ---------    ---------      -------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $(277,837)   $(425,845)     $(2,378)     $323,409       $ (1,767)
                                                           =========    =========      =======      ========       ========

                                                                                    Delaware VIP
                                                         AFIS          Delaware VIP Emerging      Delaware      Delaware VIP
                                                         International Emerging     Markets       VIP High      High Yield
                                                         Class 2       Markets      Service Class Yield         Service Class
                                                         Subaccount    Subaccount   Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                       $  25,787    $     985      $   636      $133,685       $ 36,069
  . Mortality and expense guarantees (M&E)                   (33,013)        (883)        (529)      (20,140)        (5,861)
                                                           ---------    ---------      -------      --------       --------
NET INVESTMENT INCOME (LOSS)                                  (7,226)         102          107       113,545         30,208
Net Realized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                  (90,912)      (1,103)        (304)      (73,864)       (22,826)
  . Dividends from net realized gains on investments              --           --           --            --             --
                                                           ---------    ---------      -------      --------       --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                      (90,912)      (1,103)        (304)      (73,864)       (22,826)
Net change in unrealized appreciation or depreciation on
 investments                                                (116,532)      (1,839)        (806)      (41,175)           385
                                                           ---------    ---------      -------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $(214,670)   $  (2,840)     $(1,003)     $ (1,494)      $  7,767
                                                           =========    =========      =======      ========       ========


See accompanying notes.

AIM V.I.      AIM V.I.        AVPSF      AVPSF          AVPSF          AVPSF         AVPSF        AFIS Global
Premier       Premier         Growth     Growth and     Premier        Small Cap     Technology   Small Cap     AFIS
Equity        Equity Class II Class B    Income Class B Growth Class B Value Class B Class B      Class 2       Growth Class 2
Subaccount    Subaccount      Subaccount Subaccount     Subaccount     Subaccount    Subaccount   Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
$   6,952        $    156     $      --    $  19,117      $      --      $     13     $      --     $   4,564    $     1,625
  (30,638)           (170)       (8,761)     (50,286)       (27,654)         (533)      (11,575)      (13,751)       (58,013)

---------        --------     ---------    ---------      ---------      --------     ---------     ---------    -----------
  (23,686)            (14)       (8,761)     (31,169)       (27,654)         (520)      (11,575)       (9,187)       (56,388)
 (241,998)            667       (23,326)    (163,072)      (148,430)          527      (163,706)     (101,709)      (236,090)
       --              --            --      117,517             --             6            --            --             --
---------        --------     ---------    ---------      ---------      --------     ---------     ---------    -----------
 (241,998)            667       (23,326)     (45,555)      (148,430)          533      (163,706)     (101,709)      (236,090)
 (578,343)         (2,706)     (189,405)    (870,815)      (569,524)        6,749      (296,147)      (36,635)      (916,632)
---------        --------     ---------    ---------      ---------      --------     ---------     ---------    -----------
$(844,027)       $ (2,053)    $(221,492)   $(947,539)     $(745,608)     $  6,762     $(471,428)    $(147,531)   $(1,209,110)
=========        ========     =========    =========      =========      ========     =========     =========    ===========

              Delaware VIP
Delaware      Large Cap                  Delaware VIP                  Delaware VIP  Delaware VIP Delaware VIP  Delaware VIP
VIP Large     Value Service   Delaware   REIT           Delaware VIP   Select Growth Small Cap    Small Cap     Social
Cap Value     Class           VIP REIT   Service Class  Select Growth  Service Class Value        Service Class Awareness
Subaccount    Subaccount      Subaccount Subaccount     Subaccount     Subaccount    Subaccount   Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
$   9,496        $  1,750     $  15,168    $   4,223      $      --      $     --     $   7,777     $     950    $       231
   (8,628)         (2,112)      (12,616)      (4,289)        (9,272)         (440)      (23,275)       (5,075)          (951)

---------        --------     ---------    ---------      ---------      --------     ---------     ---------    -----------
      868            (362)        2,552          (66)        (9,272)         (440)      (15,498)       (4,125)          (720)
  (14,216)         (2,293)        2,808          126       (158,448)       (2,774)       (5,124)          227           (522)
       --              --         9,426        2,773             --            --        17,797         2,936             --
---------        --------     ---------    ---------      ---------      --------     ---------     ---------    -----------
  (14,216)         (2,293)       12,234        2,899       (158,448)       (2,774)       12,673         3,163           (522)
 (123,688)        (26,399)      (16,204)      (1,046)      (119,129)       (7,857)     (161,996)      (20,217)       (16,345)
---------        --------     ---------    ---------      ---------      --------     ---------     ---------    -----------
$(137,036)       $(29,054)    $  (1,418)   $   1,787      $(286,849)     $(11,071)    $(164,821)    $ (21,179)   $   (17,587)
=========        ========     =========    =========      =========      ========     =========     =========    ===========

AFIS
Growth-Income
Class 2
Subaccount
-------------
 $    68,037
     (80,428)

 -----------
     (12,391)
    (150,392)
          --
 -----------
    (150,392)
  (1,050,452)
 -----------
 $(1,213,235)
 ===========

Delaware VIP
Social
Awareness
Service Class
Subaccount
-------------
 $       149
      (1,396)

 -----------
      (1,247)
      (3,107)
          --
 -----------
      (3,107)
     (21,065)
 -----------
 $   (25,419)
 ===========

Lincoln New York Account N for Variable Annuities

Year Ended December 31, 2002

                                                                                     Delaware
                                                                       Delaware VIP  VIP U.S.      Fidelity VIP    Fidelity
                                                         Delaware VIP  Trend         Growth        Contrafund      VIP Equity
                                                         Trend         Service Class Service Class Service Class 2 Income
                                                         Subaccount    Subaccount    Subaccount    Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                       $      --     $     --      $      12       $    46     $  19,028
  . Mortality and expense guarantees (M&E)                   (21,321)      (6,003)           (99)         (328)      (20,639)
                                                           ---------     --------      ---------       -------     ---------
NET INVESTMENT INCOME (LOSS)                                 (21,321)      (6,003)           (87)         (282)       (1,611)
Net Realized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                  (93,810)      (2,634)          (452)           25       (45,629)
  . Dividends from net realized gains on investments              --           --             --            --        25,899
                                                           ---------     --------      ---------       -------     ---------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                      (93,810)      (2,634)          (452)           25       (19,730)
Net change in unrealized appreciation or depreciation on
 investments                                                (259,567)     (63,942)        (1,491)         (891)     (281,304)
                                                           ---------     --------      ---------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $(374,698)    $(72,579)     $  (2,030)      $(1,148)    $(302,645)
                                                           =========     ========      =========       =======     =========

                                                         Liberty                                                   LN Global
                                                         Colonial      LN Aggressive               LN Capital      Asset
                                                         Newport Tiger Growth        LN Bond       Appreciation    Allocation
                                                         Subaccount    Subaccount    Subaccount    Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                       $   2,213     $     --      $ 596,182       $    --     $      49
  . Mortality and expense guarantees (M&E)                    (2,038)         (91)      (142,458)         (220)          (91)
                                                           ---------     --------      ---------       -------     ---------
NET INVESTMENT INCOME (LOSS)                                     175          (91)       453,724          (220)          (42)
Net Realized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                   (4,968)        (443)        26,462           (99)          (87)
  . Dividends from net realized gains on investments              --           --            725            --            --
                                                           ---------     --------      ---------       -------     ---------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                       (4,968)        (443)        27,187           (99)          (87)
Net change in unrealized appreciation or depreciation on
 investments                                                 (22,773)      (1,480)       406,937        (3,387)         (621)
                                                           ---------     --------      ---------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $ (27,566)    $ (2,014)     $ 887,848       $(3,706)    $    (750)
                                                           =========     ========      =========       =======     =========


See accompanying notes.

                             Fidelity VIP               Fidelity VIP                   Fidelity VIP Janus Aspen
Fidelity VIP                 Growth       Fidelity VIP  Growth                         Overseas     Series Aggressive
Equity Income   Fidelity VIP Service      Growth        Opportunities   Fidelity VIP   Service      Growth
Service Class 2 Growth       Class 2      Opportunities Service Class 2 Overseas       Class 2      Service Class
Subaccount      Subaccount   Subaccount   Subaccount    Subaccount      Subaccount     Subaccount   Subaccount
----------------------------------------------------------------------------------------------------------------------
$  1,257         $   2,994     $     66     $  1,183       $     222       $  1,244     $     352       $     --
  (2,518)          (17,684)        (868)      (1,577)           (534)        (5,429)      (12,062)           (94)
--------         ---------     --------     --------       ---------       --------     ---------       --------
  (1,261)          (14,690)        (802)        (394)           (312)        (4,185)      (11,710)           (94)
  (3,275)         (128,900)      (4,325)      (9,720)         (1,934)        39,485       283,314           (651)
   1,811                --           --           --              --             --            --             --
--------         ---------     --------     --------       ---------       --------     ---------       --------
  (1,464)         (128,900)      (4,325)      (9,720)         (1,934)        39,485       283,314           (651)
 (21,522)         (351,347)     (14,076)     (21,416)         (6,826)        (8,141)      (31,761)        (1,267)
--------         ---------     --------     --------       ---------       --------     ---------       --------
$(24,247)        $(494,937)    $(19,203)    $(31,530)      $  (9,072)      $ 27,159     $ 239,843       $ (2,012)
========         =========     ========     ========       =========       ========     =========       ========

                                          MFS Capital   MFS             MFS Emerging
LN              LN Money     LN Social    Opportunities Emerging        Growth Service MFS          MFS Research
International   Market       Awareness    Service Class Growth          Class          Research     Service Class
Subaccount      Subaccount   Subaccount   Subaccount    Subaccount      Subaccount     Subaccount   Subaccount
----------------------------------------------------------------------------------------------------------------------
$    107         $ 228,418     $      9     $     --       $      --       $     --     $   1,265       $     46
    (138)         (245,375)         (89)         (98)         (8,165)          (678)       (6,781)          (708)

--------         ---------     --------     --------       ---------       --------     ---------       --------
     (31)          (16,957)         (80)         (98)         (8,165)          (678)       (5,516)          (662)
       7                --         (413)        (307)       (269,041)        (2,888)      (39,153)        (3,419)
      --                --           --           --              --             --            --             --
--------         ---------     --------     --------       ---------       --------     ---------       --------
       7                --         (413)        (307)       (269,041)        (2,888)      (39,153)        (3,419)
    (718)               --         (940)      (1,378)         18,911        (14,233)     (100,693)        (9,463)
--------         ---------     --------     --------       ---------       --------     ---------       --------
$   (742)        $ (16,957)    $ (1,433)    $ (1,783)      $(258,295)      $(17,799)    $(145,362)      $(13,544)
========         =========     ========     ========       =========       ========     =========       ========

Janus Aspen   Janus Aspen
Series        Series Worldwide
Balanced      Growth
Service Class Service Class
Subaccount    Subaccount
------------------------------
  $     972       $     22
       (308)           (94)
  ---------       --------
        664            (72)
        106           (581)
         --             --
  ---------       --------
        106           (581)
     (1,424)        (1,057)
  ---------       --------
  $    (654)      $ (1,710)
  =========       ========


MFS Total     MFS Total
Return        Return Service
Subaccount    Class Subaccount
------------------------------
  $  50,990       $  6,368
    (47,666)        (9,346)

  ---------       --------
      3,324         (2,978)
    (47,625)        (5,111)
     40,427          5,225
  ---------       --------
     (7,198)           114
   (230,355)       (33,736)
  ---------       --------
  $(234,229)      $(36,600)
  =========       ========

Lincoln New York Account N for Variable Annuities

Year Ended December 31, 2002

                                                                                                                    Putnam VT
                                                                                MFS           NB AMT                Growth and
                                                                     MFS        Utilities     Mid-Cap    NB AMT     Income
                                                                     Utilities  Service Class Growth     Regency    Class IB
                                                                     Subaccount Subaccount    Subaccount Subaccount Subaccount
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                                 $  32,099  $  3,316      $    --    $  13      $   124
  . Mortality and expense guarantees (M&E)                             (16,088)   (2,214)        (298)     (98)        (121)
                                                                     ---------  --------      -------    -----      -------
NET INVESTMENT INCOME (LOSS)                                            16,011     1,102         (298)     (85)           3
Net Realized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                           (257,372)  (10,677)         894       69         (312)
  . Dividends from net realized gains on investments                        --        --           --       --           --
                                                                     ---------  --------      -------    -----      -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                               (257,372)  (10,677)         894       69         (312)
Net change in unrealized appreciation or depreciation on investments  (109,304)  (26,376)      (3,245)    (721)        (960)
                                                                     ---------  --------      -------    -----      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                          $(350,665) $(35,951)     $(2,649)   $(737)     $(1,269)
                                                                     =========  ========      =======    =====      =======




See accompanying notes.

Putnam      Scudder VIT                         Franklin                 Templeton  Templeton
VT Health   EAFE        Scudder VIT Scudder VIT Mutual Shares Franklin   Foreign    Growth
Sciences    Equity      Equity 500  Small Cap   Securities    Small Cap  Securities Securities
Class IB    Index       Index       Index       Class 2       Class 2    Class 2    Class 2
Subaccount  Subaccount  Subaccount  Subaccount  Subaccount    Subaccount Subaccount Subaccount
----------------------------------------------------------------------------------------------
$    --       $   143    $  32,709     $ 691      $  14,550   $   1,885   $ 55,638   $  3,749
    (105)        (110)     (31,175)     (307)       (21,017)    (10,091)   (20,097)    (2,472)

 -------      -------    ---------     -----      ---------   ---------   --------   --------
    (105)          33        1,534       384         (6,467)     (8,206)    35,541      1,277
   (566)         (504)     (38,662)      267        (79,845)    (49,655)   206,308     (4,536)
     --            --           --        52         36,075          --         --      3,687
 -------      -------    ---------     -----      ---------   ---------   --------   --------
    (566)        (504)     (38,662)      319        (43,770)    (49,655)   206,308       (849)
 (1,175)         (983)    (546,788)     (713)      (197,586)   (194,198)   (27,342)   (36,672)
 -------      -------    ---------     -----      ---------   ---------   --------   --------
 $(1,846)     $(1,454)   $(583,916)    $ (10)     $(247,823)  $(252,059)  $214,507   $(36,244)
 =======      =======    =========     =====      =========   =========   ========   ========

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets

Years Ended December 31, 2001 and 2002

                                                                       AIM V.I.                     AIM V.I.     AIM V.I.
                                                                       Capital       AIM V.I.       Growth       International
                                                                       Appreciation  Growth         Class II     Growth
                                                                       Subaccount    Subaccount     Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                          $   409,117   $    429,381     $     --     $    109,276
Changes From Operations:
.. Net investment income (loss)                                             (10,869)       (10,416)         (16)          (3,937)
.. Net realized gain (loss) on investments                                   (4,403)       (98,891)          --          (22,966)
.. Net change in unrealized appreciation or depreciation on investments    (164,067)      (203,375)         740           25,708
                                                                        -----------  ------------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (179,339)      (312,682)         724           (1,195)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                   1,084,183      1,457,023        6,028        8,072,474
  . Terminated contracts and transfers to annuity reserves                (339,013)      (367,674)          --       (7,799,440)
                                                                        -----------  ------------     --------     ------------
                                                                           745,170      1,089,349        6,028          273,034
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                (1,197)        39,372           --           (1,308)
  . Annuity Payments                                                            --         (4,785)          --               --
  . Reimbursement of mortality guarantee adjustment                             --            (44)          --               --
                                                                        -----------  ------------     --------     ------------
                                                                             (1,197)       34,543           --           (1,308)
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                743,973      1,123,892        6,028          271,726
                                                                        -----------  ------------     --------     ------------
TOTAL INCREASE IN NET ASSETS                                               564,634        811,210        6,752          270,531
                                                                        -----------  ------------     --------     ------------
NET ASSETS AT DECEMBER 31, 2001                                            973,751      1,240,591        6,752          379,807
Changes From Operations:
.. Net investment income (loss)                                             (12,698)       (15,290)        (133)         (10,114)
.. Net realized gain (loss) on investments                                  (95,121)       (91,363)         376          332,367
.. Net change in unrealized appreciation or depreciation on investments    (170,018)      (319,192)      (2,621)           1,156
                                                                        -----------  ------------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (277,837)      (425,845)      (2,378)         323,409
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                     229,846        311,085       95,999       67,696,401
  . Terminated contracts and transfers to annuity reserves                (187,549)      (178,316)     (79,054)     (65,772,674)
                                                                        -----------  ------------     --------     ------------
                                                                            42,297        132,769       16,945        1,923,727
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                    --             --           --               --
  . Annuity Payments                                                            --         (5,873)         --               --
  . Reimbursement of mortality guarantee adjustment                             --             (2)          --               --
                                                                        -----------  ------------     --------     ------------
                                                                                --         (5,875)          --               --
                                                                        -----------  ------------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      42,297        126,894       16,945        1,923,727
                                                                        -----------  ------------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (235,540)      (298,951)      14,567        2,247,136
                                                                        -----------  ------------     --------     ------------
NET ASSETS AT DECEMBER 31, 2002                                        $   738,211   $    941,640     $ 21,319     $  2,626,943
                                                                        ===========  ============     ========     ============

                                                                       AFIS          AFIS           Delaware VIP Delaware VIP
                                                                       Growth-Income International  Emerging     Emerging Markets
                                                                       Class 2       Class 2        Markets      Service Class
                                                                       Subaccount    Subaccount     Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                           $   331,049  $    186,871     $  7,223     $      3,329
Changes From Operations:
.. Net investment income (loss)                                                2,748        (5,311)        (125)             (57)
.. Net realized gain (loss) on investments                                   148,907       (85,408)          39               (6)
.. Net change in unrealized appreciation or depreciation on investments     (106,066)       45,835          294              616
                                                                        -----------  ------------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              45,589       (44,884)         208              553
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                    4,154,320     8,845,528        6,980            8,588
  . Terminated contracts and transfers to annuity reserves                 (219,171)   (7,836,635)         (36)              --
                                                                        -----------  ------------     --------     ------------
                                                                          3,935,149     1,008,893        6,944            8,588
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                 (2,138)       (1,298)          --               --
  . Annuity Payments                                                             --            --           --               --
  . Reimbursement of mortality guarantee adjustment                              --            --           --               --
                                                                        -----------  ------------     --------     ------------
                                                                             (2,138)       (1,298)          --               --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS               3,933,011     1,007,595        6,944            8,588
                                                                        -----------  ------------     --------     ------------
TOTAL INCREASE IN NET ASSETS                                              3,978,600       962,711        7,152            9,141
                                                                        -----------  ------------     --------     ------------
NET ASSETS AT DECEMBER 31, 2001                                           4,309,649     1,149,582       14,375           12,470
Changes From Operations:
.. Net investment income (loss)                                              (12,391)       (7,226)         102              107
.. Net realized gain (loss) on investments                                  (150,392)      (90,912)      (1,103)            (304)
.. Net change in unrealized appreciation or depreciation on investments   (1,050,452)     (116,532)      (1,839)            (806)
                                                                        -----------  ------------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,213,235)     (214,670)      (2,840)          (1,003)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                    5,086,904    46,828,489      103,725           26,136
  . Terminated contracts and transfers to annuity reserves               (1,572,399)  (45,259,288)     (18,406)          (2,783)
                                                                        -----------  ------------     --------     ------------
                                                                          3,514,505     1,569,201       85,319           23,353
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                     --            --           --           (1,771)
  . Annuity Payments                                                            --             --           --               --
  . Reimbursement of mortality guarantee adjustment                             --             --           --               --
                                                                        -----------  ------------     --------     ------------
                                                                                 --            --           --           (1,771)
                                                                        -----------  ------------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    3,514,505     1,569,201       85,319           21,582
                                                                        -----------  ------------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   2,301,270     1,354,531       82,479           20,579
                                                                        -----------  ------------     --------     ------------
NET ASSETS AT DECEMBER 31, 2002                                         $ 6,610,919  $  2,504,113     $ 96,854     $     33,049
                                                                        ===========  ============     ========     ============

See accompanying notes.

AIM V.I.                                                                           AVPSF          AVPSF
International   AIM V.I. Premier AIM V.I. Premier AVPSF Growth  AVPSF Growth       Premier Growth Small Cap Value
Growth Class II Equity           Equity Class II  Class B       and Income Class B Class B        Class B
Subaccount      Subaccount       Subaccount       Subaccount    Subaccount         Subaccount     Subaccount
------------------------------------------------------------------------------------------------------------------
  $       --       $  634,049       $      --       $ 223,428       $  325,294       $  484,836      $      --
          (8)         (19,437)            (22)         (4,895)         (15,975)         (19,016)           (31)
         170            1,986             137          38,341           57,896           17,480             --
         262         (160,130)            718        (117,944)         (85,772)        (207,500)         1,157
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
         424         (177,581)            833         (84,498)         (43,851)        (209,036)         1,126
       5,988        2,260,733           5,982         562,065        2,900,841        1,922,741          6,030
          --         (447,084)             --         (32,774)        (125,557)        (197,520)            --
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
       5,988        1,813,649           5,982         529,291        2,775,284        1,725,221          6,030
          --           (1,478)             --          (1,217)          (2,111)           2,086             --
          --               --              --              --               --           (1,400)            --
          --               --              --              --               --               --             --
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
          --           (1,478)             --          (1,217)          (2,111)             686             --
       5,988        1,812,171           5,982         528,074        2,773,173        1,725,907          6,030
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
       6,412        1,634,590           6,815         443,576        2,729,322        1,516,871          7,156
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
       6,412        2,268,639           6,815         667,004        3,054,616        2,001,707          7,156
          49          (23,686)            (14)         (8,761)         (31,169)         (27,654)          (520)
        (181)        (241,998)            667         (23,326)         (45,555)        (148,430)           533
      (1,635)        (578,343)         (2,706)       (189,405)        (870,815)        (569,524)         6,749
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
      (1,767)        (844,027)         (2,053)       (221,492)        (947,539)        (745,608)         6,762
      56,883          924,002          46,940         160,704        1,890,938          934,330        163,094
     (16,410)        (631,344)        (12,977)        (41,368)        (738,704)        (427,112)        (6,792)
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
      40,473          292,658          33,963         119,336        1,152,234          507,218        156,302
          --               --              --              --               --               --             --
          --               --              --              --               --               --             --
          --               --              --              --               --               --             --
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
          --               --              --              --               --               --             --
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
      40,473          292,658          33,963         119,336        1,152,234          507,218        156,302
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
      38,706         (551,369)         31,910        (102,156)         204,695         (238,390)       163,064
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
  $   45,118       $1,717,270       $  38,725       $ 564,848       $3,259,311       $1,763,317      $ 170,220
  ==========       ==========       =========       =========       ==========       ==========      =========

                                                  Delaware VIP
                Delaware VIP                      Large Cap                        Delaware VIP
Delaware VIP    High Yield       Delaware VIP     Value Service                    REIT Service   Delaware VIP
High Yield      Service Class    Large Cap Value  Class         Delaware VIP       Class          Select Growth
Subaccount      Subaccount       Subaccount       Subaccount    REIT Subaccount    Subaccount     Subaccount
------------------------------------------------------------------------------------------------------------------
  $   52,909       $    3,609       $ 106,935       $   4,655       $   59,354       $    4,312      $ 402,294
       2,617            5,594          (4,230)           (758)          (1,050)            (650)        (8,699)
     (11,583)         (11,881)         (2,001)           (105)           1,257               40        (61,167)
       2,988           (4,251)         (5,240)          4,749           24,571            7,434        (63,042)
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
      (5,978)         (10,538)        (11,471)          3,886           24,778            6,824       (132,908)
   1,226,047          505,825         576,072         110,989          367,528          123,218        815,573
    (237,957)        (159,766)        (78,835)         (1,138)         (15,029)              --       (201,486)
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
     988,090          346,059         497,237         109,851          352,499          123,218        614,087
          --               --              --              --               --               --             --
          --               --              --              --               --               --             --
          --               --              --              --               --               --             --
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
          --               --              --              --               --               --             --
     988,090          346,059         497,237         109,851          352,499          123,218        614,087
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
     982,112          335,521         485,766         113,737          377,277          130,042        481,179
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
   1,035,021          339,130         592,701         118,392          436,631          134,354        883,473
     113,545           30,208             868            (362)           2,552              (66)        (9,272)
     (73,864)         (22,826)        (14,216)         (2,293)          12,234            2,899       (158,448)
     (41,175)             385        (123,688)        (26,399)         (16,204)          (1,046)      (119,129)
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
      (1,494)           7,767        (137,036)        (29,054)          (1,418)           1,787       (286,849)
   1,312,700          419,405         223,331          45,236        1,020,788          411,016        188,103
    (709,165)        (226,559)       (104,563)        (14,757)        (147,142)         (74,945)      (327,537)
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
     603,535          192,846         118,768          30,479          873,646          336,071       (139,434)
          --           (1,689)             --          (1,785)              --           (2,333)            --
          --               --              --              --               --               --             --
          --               --              --              --               --               --             --
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
          --           (1,689)             --          (1,785)              --           (2,333)            --
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
     603,535          191,157         118,768          28,694          873,646          333,738       (139,434)
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
     602,041          198,924         (18,268)           (360)         872,228          335,525       (426,283)
  ----------       ----------       ---------       ---------       ----------       ----------      ---------
  $1,637,062       $  538,054       $ 574,433       $ 118,032       $1,308,859       $  469,879      $ 457,190
  ==========       ==========       =========       =========       ==========       ==========      =========

                   AFIS Global   AFIS
AVPSF              Small Cap     Growth
Technology Class B Class 2       Class 2
Subaccount         Subaccount    Subaccount
----------------------------------------------
    $  594,978     $     20,212   $ 1,041,957
       (14,324)            (628)      (19,405)
       (30,316)           4,895       383,381
      (205,319)          (4,081)     (689,017)
    ----------     ------------   -----------
      (249,959)             186      (325,041)
     1,099,665          183,412     2,997,290
      (352,099)          (1,986)     (474,284)
    ----------     ------------   -----------
       747,566          181,426     2,523,006
          (949)          (1,381)       (1,477)
            --               --            --
            --               --            --
    ----------     ------------   -----------
          (949)          (1,381)       (1,477)
       746,617          180,045     2,521,529
    ----------     ------------   -----------
       496,658          180,231     2,196,488
    ----------     ------------   -----------
     1,091,636          200,443     3,238,445
       (11,575)          (9,187)      (56,388)
      (163,706)        (101,709)     (236,090)
      (296,147)         (36,635)     (916,632)
    ----------     ------------   -----------
      (471,428)        (147,531)   (1,209,110)
       175,664       32,130,098     3,612,798
      (209,793)     (30,105,087)     (653,643)
    ----------     ------------   -----------
       (34,129)       2,025,011     2,959,155
            --               --            --
            --               --            --
            --               --            --
    ----------     ------------   -----------
            --               --            --
    ----------     ------------   -----------
       (34,129)       2,025,011     2,959,155
    ----------     ------------   -----------
      (505,557)       1,877,480     1,750,045
    ----------     ------------   -----------
    $  586,079     $  2,077,923   $ 4,988,490
    ==========     ============   ===========


Delaware VIP       Delaware VIP  Delaware VIP
Select Growth      Small Cap     Small Cap
Service Class      Value         Service Class
Subaccount         Subaccount    Subaccount
----------------------------------------------
    $    3,026     $     48,469   $     4,769
          (184)          (4,277)         (936)
           (29)             326           (25)
          (680)          64,997        15,024
    ----------     ------------   -----------
          (893)          61,046        14,063
        25,587        1,028,837       196,373
            --          (23,794)      (32,231)
    ----------     ------------   -----------
        25,587        1,005,043       164,142
            --            1,254            --
            --           (1,096)           --
            --               --            --
    ----------     ------------   -----------
            --              158            --
        25,587        1,005,201       164,142
    ----------     ------------   -----------
        24,694        1,066,247       178,205
    ----------     ------------   -----------
        27,720        1,114,716       182,974
          (440)         (15,498)       (4,125)
        (2,774)          12,673         3,163
        (7,857)        (161,996)      (20,217)
    ----------     ------------   -----------
       (11,071)        (164,821)      (21,179)
         9,450        1,453,117       359,160
        (5,415)        (609,635)      (71,097)
    ----------     ------------   -----------
         4,035          843,482       288,063
          (773)              --        (2,469)
            --               --            --
            --               --            --
    ----------     ------------   -----------
          (773)              --        (2,469)
    ----------     ------------   -----------
         3,262          843,482       285,594
    ----------     ------------   -----------
        (7,809)         678,661       264,415
    ----------     ------------   -----------
    $   19,911     $  1,793,377   $   447,389
    ==========     ============   ===========

Lincoln New York Account N For Variable Annuities

Years Ended December 31, 2001 and 2002

                                                                                         Delaware
                                                                       Delaware VIP      VIP Social
                                                                       Social            Awareness
                                                                       Awareness         Service Class Delaware VIP
                                                                       Subaccount        Subaccount    Trend Subaccount
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                              $  1,888        $  3,542        $  609,025
Changes From Operations:
.. Net investment income (loss)                                                 (641)           (515)          (13,451)
.. Net realized gain (loss) on investments                                    (1,343)            112           (77,342)
.. Net change in unrealized appreciation or depreciation on investments        2,850              (4)          (18,213)
                                                                           --------        --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 866            (407)         (109,006)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                        86,874          80,723         1,150,142
 . Terminated contracts and transfers to annuity reserves                   (15,737)         (2,518)         (335,931)
                                                                           --------        --------        ----------
                                                                             71,137          78,205           814,211
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                      --              --            20,210
 . Annuity Payments                                                              --              --            (2,721)
 . Reimbursement of mortality guarantee adjustment                               --              --               (23)
                                                                           --------        --------        ----------
                                                                                 --              --            17,466
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                  71,137          78,205           831,677
                                                                           --------        --------        ----------
TOTAL INCREASE IN NET ASSETS                                                 72,003          77,798           722,671
                                                                           --------        --------        ----------
NET ASSETS AT DECEMBER 31, 2001                                              73,891          81,340         1,331,696
Changes From Operations:
.. Net investment income (loss)                                                 (720)         (1,247)          (21,321)
.. Net realized gain (loss) on investments                                      (522)         (3,107)          (93,810)
.. Net change in unrealized appreciation or depreciation on investments      (16,345)        (21,065)         (259,567)
                                                                           --------        --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (17,587)        (25,419)         (374,698)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                        22,233          33,082           954,447
 . Terminated contracts and transfers to annuity reserves                    (6,458)        (12,693)         (330,155)
                                                                           --------        --------        ----------
                                                                             15,775          20,389           624,292
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                      --          (1,219)               --
 . Annuity Payments                                                              --              --            (3,327)
 . Reimbursement of mortality guarantee adjustment                               --              --                (2)
                                                                           --------        --------        ----------
                                                                                 --          (1,219)           (3,329)
                                                                           --------        --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       15,775          19,170           620,963
                                                                           --------        --------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (1,812)         (6,249)          246,265
                                                                           --------        --------        ----------
NET ASSETS AT DECEMBER 31, 2002                                            $ 72,079        $ 75,091        $1,577,961
                                                                           ========        ========        ==========

                                                                       Janus Aspen       Janus Aspen
                                                                       Series            Series        Janus Aspen Series
                                                                       Aggressive Growth Balanced      Worldwide Growth
                                                                       Service Class     Service Class Service Class
                                                                       Subaccount        Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                              $     --        $     --        $       --
Changes From Operations:
.. Net investment income (loss)                                                  (31)             24               (26)
.. Net realized gain (loss) on investments                                        --              --                --
.. Net change in unrealized appreciation or depreciation on investments          862             372               933
                                                                           --------        --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 831             396               907
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                         6,030           6,029             6,030
 . Terminated contracts and transfers to annuity reserves                        --              --                --
                                                                           --------        --------        ----------
                                                                              6,030           6,029             6,030
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                      --              --                --
 . Annuity Payments                                                              --              --                --
 . Reimbursement of mortality guarantee adjustment                               --              --                --
                                                                           --------        --------        ----------
                                                                                 --              --                --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                   6,030           6,029             6,030
                                                                           --------        --------        ----------
TOTAL INCREASE IN NET ASSETS                                                  6,861           6,425             6,937
                                                                           --------        --------        ----------
NET ASSETS AT DECEMBER 31, 2001                                               6,861           6,425             6,937
Changes From Operations:
.. Net investment income (loss)                                                  (94)            664               (72)
.. Net realized gain (loss) on investments                                      (651)            106              (581)
.. Net change in unrealized appreciation or depreciation on investments       (1,267)         (1,424)           (1,057)
                                                                           --------        --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,012)           (654)           (1,710)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                         9,887          85,626             1,582
 . Terminated contracts and transfers to annuity reserves                    (4,969)         (5,966)           (5,234)
                                                                           --------        --------        ----------
                                                                              4,918          79,660            (3,652)
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                      --              --                --
 . Annuity Payments                                                              --              --                --
 . Reimbursement of mortality guarantee adjustment                               --              --                --
                                                                           --------        --------        ----------
                                                                                 --              --                --
                                                                           --------        --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        4,918          79,660            (3,652)
                                                                           --------        --------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,906          79,006            (5,362)
                                                                           --------        --------        ----------
NET ASSETS AT DECEMBER 31, 2002                                            $  9,767        $ 85,431        $    1,575
                                                                           ========        ========        ==========


                                                                       Delaware VIP
                                                                       Trend Service
                                                                       Class Subaccount
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                             $   3,127
Changes From Operations:
.. Net investment income (loss)                                               (2,906)
.. Net realized gain (loss) on investments                                       229
.. Net change in unrealized appreciation or depreciation on investments       32,372
                                                                          ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              29,695
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                       313,618
 . Terminated contracts and transfers to annuity reserves                    (4,151)
                                                                          ---------
                                                                            309,467
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                      --
 . Annuity Payments                                                              --
 . Reimbursement of mortality guarantee adjustment                               --
                                                                          ---------
                                                                                 --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                 309,467
                                                                          ---------
TOTAL INCREASE IN NET ASSETS                                                339,162
                                                                          ---------
NET ASSETS AT DECEMBER 31, 2001                                             342,289
Changes From Operations:
.. Net investment income (loss)                                               (6,003)
.. Net realized gain (loss) on investments                                    (2,634)
.. Net change in unrealized appreciation or depreciation on investments      (63,942)
                                                                          ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (72,579)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                       264,768
 . Terminated contracts and transfers to annuity reserves                  (117,868)
                                                                          ---------
                                                                            146,900
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                  (1,028)
 . Annuity Payments                                                              --
 . Reimbursement of mortality guarantee adjustment                               --
                                                                          ---------
                                                                             (1,028)
                                                                          ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      145,872
                                                                          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      73,293
                                                                          ---------
NET ASSETS AT DECEMBER 31, 2002                                           $ 415,582
                                                                          =========



                                                                       Liberty Colonial
                                                                       Newport Tiger
                                                                       Subaccount
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                             $  57,219
Changes From Operations:
.. Net investment income (loss)                                                 (178)
.. Net realized gain (loss) on investments                                      (686)
.. Net change in unrealized appreciation or depreciation on investments      (11,223)
                                                                          ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (12,087)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                        79,839
 . Terminated contracts and transfers to annuity reserves                    (2,978)
                                                                          ---------
                                                                             76,861
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                  (1,345)
 . Annuity Payments                                                              --
 . Reimbursement of mortality guarantee adjustment                               --
                                                                          ---------
                                                                             (1,345)
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                  75,516
                                                                          ---------
TOTAL INCREASE IN NET ASSETS                                                 63,429
                                                                          ---------
NET ASSETS AT DECEMBER 31, 2001                                             120,648
Changes From Operations:
.. Net investment income (loss)                                                  175
.. Net realized gain (loss) on investments                                    (4,968)
.. Net change in unrealized appreciation or depreciation on investments      (22,773)
                                                                          ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (27,566)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                        98,824
 . Terminated contracts and transfers to annuity reserves                   (29,278)
                                                                          ---------
                                                                             69,546
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                      --
 . Annuity Payments                                                              --
 . Reimbursement of mortality guarantee adjustment                               --
                                                                          ---------
                                                                                 --
                                                                          ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       69,546
                                                                          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      41,980
                                                                          ---------
NET ASSETS AT DECEMBER 31, 2002                                           $ 162,628
                                                                          =========

See accompanying notes.

                                                                                                              Fidelity VIP
                  Fidelity VIP    Fidelity VIP Fidelity VIP Equity               Fidelity VIP   Fidelity VIP  Growth
Delaware VIP U.S. Contrafund      Equity       Income Service      Fidelity VIP  Growth Service Growth        Opportunities
Growth Service    Service Class 2 Income       Class 2             Growth        Class 2        Opportunities Service Class
Class Subaccount  Subaccount      Subaccount   Subaccount          Subaccount    Subaccount     Subaccount    2 Subaccount
----------------------------------------------------------------------------------------------------------------------------
     $    --        $        --    $  210,832       $  4,374        $  442,641   $       3,368    $ 36,383       $ 3,418
         (31)               (31)       (3,755)          (335)          (13,219)           (418)       (912)         (156)
          --                 --         4,684             23            (1,161)            102      (2,542)          (29)
       1,017                593       (36,733)         1,397          (124,882)         (1,790)     (7,594)           27
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
         986                562       (35,804)         1,085          (139,262)         (2,106)    (11,048)         (158)
       6,030              6,031     1,028,514         68,134         1,359,339          51,965     115,885        27,849
          --                 --      (153,407)          (954)         (266,543)         (1,058)    (15,687)         (731)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      6,030               6,031       875,107         67,180         1,092,796          50,907     100,198        27,118
         --                  --        67,675             --                --              --          --            --
         --                  --        (7,038)            --                --              --          --            --
         --                  --           (89)            --                --              --          --            --
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
         --                  --        60,548             --                --              --          --            --
      6,030               6,031       935,655         67,180         1,092,796          50,907     100,198        27,118
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      7,016               6,593       899,851         68,265           953,534          48,801      89,150        26,960
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      7,016               6,593     1,110,683         72,639         1,396,175          52,169     125,533        30,378
        (87)               (282)       (1,611)        (1,261)          (14,690)           (802)       (394)         (312)
       (452)                 25       (19,730)        (1,464)         (128,900)         (4,325)     (9,720)       (1,934)
     (1,491)               (891)     (281,304)       (21,522)         (351,347)        (14,076)    (21,416)       (6,826)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
     (2,030)             (1,148)     (302,645)       (24,247)         (494,937)        (19,203)    (31,530)       (9,072)
      8,403             118,335     1,087,836        321,210           448,705          39,882      56,101        11,253
     (5,151)             (6,153)     (242,384)       (22,605)         (327,639)        (18,338)    (51,295)       (6,432)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      3,252             112,182       845,452        298,605           121,066          21,544       4,806         4,821
         --                  --            --         (1,696)               --            (962)         --        (1,133)
         --                  --       (13,327)            --                --              --          --            --
         --                  --             1             --                --              --          --            --
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
         --                  --       (13,326)        (1,696)               --            (962)         --        (1,133)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      3,252             112,182       832,126        296,909           121,066          20,582       4,806         3,688
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      1,222             111,034       529,481        272,662          (373,871)          1,379     (26,724)       (5,384)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
    $ 8,238         $   117,627    $1,640,164       $345,301        $1,022,304   $      53,548    $ 98,809       $24,994
     =======        ===========    ==========       ========        ==========   =============    ========       =======

                                                                                                              MFS Capital
                                  LN Capital   LN Global Asset     LN            LN Money       LN Social     Opportunities
LN Aggressive     LN Bond         Appreciation Allocation          International Market         Awareness     Service Class
Growth Subaccount Subaccount      Subaccount   Subaccount          Subaccount    Subaccount     Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------
    $    --         $   740,693    $       --       $     --        $       --   $   3,503,939    $     --       $    --
        (33)            172,418           (31)            (5)               28         140,041          15           (31)
         --              19,351            --             --                --              --          --            --
      1,480             (16,648)        1,005            617               585              --         940         1,167
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      1,447             175,121           974            612               613         140,041         955         1,136
      6,032           5,736,627         6,030          5,966             6,031      45,174,703       5,979         6,030
         --            (661,754)           --             --                --     (33,590,596)         --            --
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      6,032           5,074,873         6,030          5,966             6,031      11,584,107       5,979         6,030
         --              75,443            --             --                --          34,540          --            --
         --              (8,904)           --             --                --          (4,618)         --            --
         --                (108)           --             --                --             (50)         --            --
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
         --              66,431            --             --                --          29,872          --            --
      6,032           5,141,304         6,030          5,966             6,031      11,613,979       5,979         6,030
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      7,479           5,316,425         7,004          6,578             6,644      11,754,020       6,934         7,166
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
      7,479           6,057,118         7,004          6,578             6,644      15,257,959       6,934         7,166
        (91)            453,724          (220)           (42)              (31)        (16,957)        (80)          (98)
       (443)             27,187           (99)           (87)                7              --        (413)         (307)
     (1,480)            406,937        (3,387)          (621)             (718)             --        (940)       (1,378)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
     (2,014)            887,848        (3,706)          (750)             (742)        (16,957)     (1,433)       (1,783)
          3          10,116,454        35,159            201             7,258     283,638,484           2         3,684
     (5,468)         (1,848,718)       (5,364)        (5,802)           (5,891)   (290,357,670)     (5,503)       (5,200)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
     (5,465)          8,267,736        29,795         (5,601)            1,367      (6,719,186)     (5,501)       (1,516)
         --                  --            --             --                --              --          --            --
         --             (18,035)           --             --                --          (7,970)         --            --
         --                   5            --             --                --               2          --            --
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
         --             (18,030)           --             --                --          (7,968)         --            --
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
     (5,465)          8,249,706        29,795         (5,601)            1,367      (6,727,154)     (5,501)       (1,516)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
     (7,479)          9,137,554        26,089         (6,351)              625      (6,744,111)     (6,934)       (3,299)
     -------        -----------    ----------       --------        ----------   -------------    --------       -------
    $    --         $15,194,672    $   33,093       $    227        $    7,269   $   8,513,848    $     --       $ 3,867
     =======        ===========    ==========       ========        ==========   =============    ========       =======

              Fidelity VIP
Fidelity VIP  Overseas
Overseas      Service Class 2
Subaccount    Subaccount
-----------------------------
$     69,460   $      3,465
       1,194           (125)
      37,772           (502)
       9,913         (2,706)
------------   ------------
      48,879         (3,333)
   7,332,426         49,970
  (7,280,350)        (2,047)
------------   ------------
      52,076         47,923
          --             --
          --             --
          --             --
------------   ------------
          --             --
      52,076         47,923
------------   ------------
     100,955         44,590
------------   ------------
     170,415         48,055
      (4,185)       (11,710)
      39,485        283,314
      (8,141)       (31,761)
------------   ------------
      27,159        239,843
  26,662,545     39,396,139
 (25,547,877)   (38,614,880)
------------   ------------
   1,114,668        781,259
          --         (1,069)
          --             --
          --             --
------------   ------------
          --         (1,069)
------------   ------------
   1,114,668        780,190
------------   ------------
   1,141,827      1,020,033
------------   ------------
$  1,312,242   $  1,068,088
============   ============

              MFS Emerging
MFS Emerging  Growth Service
Growth        Class
Subaccount    Subaccount
-----------------------------
$    334,780   $      3,292
      (7,314)          (564)
     (32,021)         2,508
    (130,618)        (5,841)
------------   ------------
    (169,953)        (3,897)
     688,262         50,982
    (186,338)            --
------------   ------------
     501,924         50,982
       1,312             --
        (394)            --
          --             --
------------   ------------
         918             --
     502,842         50,982
------------   ------------
     332,889         47,085
------------   ------------
     667,669         50,377
      (8,165)          (678)
    (269,041)        (2,888)
      18,911        (14,233)
------------   ------------
    (258,295)       (17,799)
   3,616,445         12,174
  (3,561,105)        (6,079)
------------   ------------
      55,340          6,095
          --           (713)
          --             --
          --             --
------------   ------------
          --           (713)
------------   ------------
      55,340          5,382
------------   ------------
    (202,955)       (12,417)
------------   ------------
$    464,714   $     37,960
============   ============

Lincoln New York Account N For Variable Annuities

Years Ended December 31, 2001 and 2002

                                                                                                                MFS Total
                                                                       MFS         MFS Research     MFS Total   Return
                                                                       Research    Service Class    Return      Service Class
                                                                       Subaccount  Subaccount       Subaccount  Subaccount
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                          $ 292,652     $      3,555   $  333,795   $    4,483
Changes From Operations:
.. Net investment income (loss)                                            (7,308)            (505)        (348)      (1,242)
.. Net realized gain (loss) on investments                                (16,822)           4,501       26,734          746
.. Net change in unrealized appreciation or depreciation on investments   (94,662)          (6,663)     (23,819)       5,220
                                                                       ---------     ------------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (118,792)          (2,667)       2,567        4,724
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                    694,775           48,086    2,550,680      382,890
 . Terminated contracts and transfers to annuity reserves               (304,144)              --     (367,756)     (32,177)
                                                                       ---------     ------------   ----------   ----------
                                                                         390,631           48,086    2,182,924      350,713
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                   --               --       18,632           --
 . Annuity Payments                                                           --               --       (1,994)          --
 . Reimbursement of mortality guarantee adjustment                            --               --          (24)          --
                                                                       ---------     ------------   ----------   ----------
                                                                              --               --       16,614           --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              390,631           48,086    2,199,538      350,713
                                                                       ---------     ------------   ----------   ----------
TOTAL INCREASE IN NET ASSETS                                             271,839           45,419    2,202,105      355,437
                                                                       ---------     ------------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2001                                          564,491           48,974    2,535,900      359,920
Changes From Operations:
.. Net investment income (loss)                                            (5,516)            (662)       3,324       (2,978)
.. Net realized gain (loss) on investments                                (39,153)          (3,419)      (7,198)         114
.. Net change in unrealized appreciation or depreciation on investments  (100,693)          (9,463)    (230,355)     (33,736)
                                                                       ---------     ------------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (145,362)         (13,544)    (234,229)     (36,600)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                    140,226            6,497    3,135,369      829,002
 . Terminated contracts and transfers to annuity reserves               (124,524)          (6,654)    (632,168)     (61,980)
                                                                       ---------     ------------   ----------   ----------
                                                                          15,702             (157)   2,503,201      767,022
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts                   --           (1,033)          --       (2,073)
 . Annuity Payments                                                           --               --       (3,826)          --
 . Reimbursement of mortality guarantee adjustment                            --               --           (1)          --
                                                                       ---------     ------------   ----------   ----------
                                                                              --           (1,033)      (3,827)      (2,073)
                                                                       ---------     ------------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    15,702           (1,190)   2,499,374      764,949
                                                                       ---------     ------------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (129,660)         (14,734)   2,265,145      728,349
                                                                       ---------     ------------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2002                                        $ 434,831     $     34,240   $4,801,045   $1,088,269
                                                                       =========     ============   ==========   ==========

                                                                                                    Templeton
                                                                       Franklin    Templeton        Growth
                                                                       Small Cap   Foreign          Securities
                                                                       Class 2     Securities Class Class 2
                                                                       Subaccount  2 Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                          $ 146,285     $    207,923   $   16,018
Changes From Operations:
.. Net investment income (loss)                                            (3,404)           4,139          464
.. Net realized gain (loss) on investments                                (15,282)          (2,324)      12,268
.. Net change in unrealized appreciation or depreciation on investments   (11,490)           6,605      (12,811)
                                                                       ---------     ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (30,176)           8,420          (79)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                    511,784        7,687,643      117,593
 . Terminated contracts and transfers to annuity reserves                (84,951)      (7,331,540)        (128)
                                                                       ---------     ------------   ----------
                                                                         426,833          356,103      117,465
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts               17,350            6,141         (702)
 . Annuity Payments                                                       (1,930)          (1,171)        (744)
 . Reimbursement of mortality guarantee adjustment                           (24)              (8)          --
                                                                       ---------     ------------   ----------
                                                                          15,396            4,962       (1,446)
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              442,229          361,065      116,019
                                                                       ---------     ------------   ----------
TOTAL INCREASE IN NET ASSETS                                             412,053          369,485      115,940
                                                                       ---------     ------------   ----------
NET ASSETS AT DECEMBER 31, 2001                                          558,338          577,408      131,958
Changes From Operations:
.. Net investment income (loss)                                            (8,206)          35,541        1,277
.. Net realized gain (loss) on investments                                (49,655)         206,308         (849)
.. Net change in unrealized appreciation or depreciation on investments  (194,198)         (27,342)     (36,672)
                                                                       ---------     ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (252,059)         214,507      (36,244)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                    746,712       60,296,084      158,961
 . Terminated contracts and transfers to annuity reserves               (158,119)     (59,288,688)     (27,037)
                                                                       ---------     ------------   ----------
                                                                         588,593        1,007,396      131,924
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts
                                                                       ---------     ------------   ----------
 . Annuity Payments                                                       (3,311)          (1,297)          --
 . Reimbursement of mortality guarantee adjustment                            30               --           --
                                                                       ---------     ------------   ----------
                                                                          (3,281)          (1,297)          --
                                                                       ---------     ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS   585,312        1,006,099      131,924
                                                                       ---------     ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  333,253        1,220,606       95,680
                                                                       ---------     ------------   ----------
NET ASSETS AT DECEMBER 31, 2002                                        $ 891,591     $  1,798,014   $  227,638
                                                                       =========     ============   ==========

See accompanying notes.

                                                 Putnam VT  Putnam     Scudder                            Franklin
                           NB AMT                Growth     VT Health  VIT EAFE   Scudder      Scudder    Mutual Shares
MFS          MFS Utilities Mid-Cap    NB AMT     and Income Sciences   Equity     VIT Equity   VIT Small  Securities
Utilities    Service Class Growth     Regency    Class IB   Class IB   Index      500 Index    Cap Index  Class 2
Subaccount   Subaccount    Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount   Subaccount Subaccount
-----------------------------------------------------------------------------------------------------------------------
$  456,897     $  3,987     $     --   $    --    $    --    $    --    $    --   $   203,341   $    --    $  101,357
    14,845           70          (31)      (31)       (31)       (31)       (30)        8,717        11           732
    18,563        2,585           --        --         --         --         --        (9,542)      341        20,698
  (343,713)     (20,278)       1,234       721        548        370        388       (52,925)      919        (9,251)
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
  (310,305)     (17,623)       1,203       690        517        339        358       (53,750)    1,271        12,179
 1,511,275      151,947        6,030     6,030      6,030      6,030      6,029     1,146,288     6,030       896,670
  (256,093)        (598)          --        --         --         --         --      (110,024)       --       (78,627)
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
 1,255,182      151,349        6,030     6,030      6,030      6,030      6,029     1,036,264     6,030       818,043
    30,099           --           --        --         --         --         --       965,901        --        (2,365)
    (4,058)          --           --        --         --         --         --        (9,726)       --            --
       (32)          --           --        --         --         --         --            --        --            --
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
    26,009           --           --        --         --         --         --       956,175        --        (2,365)
 1,281,191      151,349        6,030     6,030      6,030      6,030      6,029     1,992,439     6,030       815,678
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
   970,886      133,726        7,233     6,720      6,547      6,369      6,387     1,938,689     7,301       827,857
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
 1,427,783      137,713        7,233     6,720      6,547      6,369      6,387     2,142,030     7,301       929,214
    16,011        1,102         (298)      (85)         3       (105)        33         1,534       384        (6,467)
  (257,372)     (10,677)         894        69       (312)      (566)      (504)      (38,662)      319       (43,770)
  (109,304)     (26,376)      (3,245)     (721)      (960)    (1,175)      (983)     (546,788)     (713)     (197,586)
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
  (350,665)     (35,951)      (2,649)     (737)    (1,269)    (1,846)    (1,454)     (583,916)      (10)     (247,823)
   492,406      127,394       79,443       973      8,114     61,236      8,952     1,627,148    86,936     1,420,599
  (569,852)     (18,127)     (13,487)   (5,958)    (5,335)    (5,192)    (5,021)   (1,052,061)   (5,796)     (610,994)
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
   (77,446)     109,267       65,956    (4,985)     2,779     56,044      3,931       575,087    81,140       809,605
        --       (1,127)          --        --         --         --         --            --        --            --
    (4,193)          --           --        --         --         --         --      (100,184)       --            --
         1           --           --        --         --         --         --        (1,230)       --            --
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
    (4,192)      (1,127)          --        --         --         --         --      (101,414)       --            --
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
   (81,638)     108,140       65,956    (4,985)     2,779     56,044      3,931       473,673    81,140       809,605
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
  (432,303)      72,189       63,307    (5,722)     1,510     54,198      2,477      (110,243)   81,130       561,782
----------     --------     --------   -------    -------    -------    -------   -----------   -------    ----------
$  995,480     $209,902     $ 70,540   $   998    $ 8,057    $60,567    $ 8,864   $ 2,031,787   $88,431    $1,490,996
==========     ========     ========   =======    =======    =======    =======   ===========   =======    ==========

Lincoln New York Account N for Variable Annuities

Notes to financial statements

December 31, 2002

1. Accounting Policies and Account Information
The Variable Account: Lincoln New York Separate Account N for Variable Annuities (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of six products. The available contracts are as follows:

..  Lincoln Choice Plus
..  Lincoln Choice Plus II
..  Lincoln Choice Plus Access
..  Lincoln Choice Plus II Access
..  Lincoln Choice Plus II Bonus
..  Lincoln Choice Plus L-Share

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of seventy-three mutual funds (the Funds) of thirteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Capital Appreciation Fund
  AIM V.I. Growth Fund
  AIM V.I. Growth Class II Fund
  AIM V.I. International Growth Fund
  AIM V.I. International Growth Class II Fund
  AIM V.I. Premier Equity Fund
  AIM V.I. Premier Equity Class II Fund

Alliance Variable Products Series Fund (AVPSF):
  AVPSF Growth Class B Fund
  AVPSF Growth and Income Class B Fund
  AVPSF Premier Growth Class B Fund
  AVPSF Small Cap Value Class B Fund
  AVPSF Technology Class B Fund

American Funds Insurance Series (AFIS):
  AFIS Global Small Cap Class 2 Fund
  AFIS Growth Class 2 Fund
  AFIS Growth-Income Class 2 Fund
  AFIS International Class 2 Fund

Delaware VIP Trust (Delaware VIP)*:
  Delaware VIP Emerging Markets Series
  Delaware VIP Emerging Markets Service Class Series
  Delaware VIP High Yield Series
  Delaware VIP High Yield Service Class Series
  Delaware VIP Large Cap Value Series
  Delaware VIP Large Cap Value Service Class Series
  Delaware VIP REIT Series
  Delaware VIP REIT Service Class Series
  Delaware VIP Select Growth Series
  Delaware VIP Select Growth Service Class Series
  Delaware VIP Small Cap Value Series
  Delaware VIP Small Cap Service Class Series
  Delaware VIP Social Awareness Series
  Delaware VIP Social Awareness Service Class Series
  Delaware VIP Trend Series
  Delaware VIP Trend Service Class Series
  Delaware VIP U.S. Growth Service Class Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class 2 Portfolio
  Fidelity VIP Equity Income Portfolio
  Fidelity VIP Equity Income Service Class 2 Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP Growth Service Class 2 Portfolio
  Fidelity VIP Growth Opportunities Portfolio
  Fidelity VIP Growth Opportunities Service Class 2 Portfolio
  Fidelity VIP Overseas Portfolio
  Fidelity VIP Overseas Service Class 2 Portfolio

Janus Aspen Series:
  Janus Aspen Series Aggressive Growth Service Class Portfolio
  Janus Aspen Series Balanced Service Class Portfolio
  Janus Aspen Series Worldwide Growth Service Class Portfolio

Liberty Variable Investment Trust (Liberty):
  Liberty Colonial Newport Tiger Fund

Lincoln National (LN)*:
  LN Aggressive Growth Fund
  LN Bond Fund
  LN Capital Appreciation Fund
  LN Global Asset Allocation Fund
  LN International Fund
  LN Money Market Fund
  LN Social Awareness Fund

MFS Variable Insurance Trust (MFS):
  MFS Capital Opportunities Service Class Series
  MFS Emerging Growth Series
  MFS Emerging Growth Service Class Series
  MFS Research Series
  MFS Research Service Class Series
  MFS Total Return Series
  MFS Total Return Service Class Series
  MFS Utilities Series
  MFS Utilities Service Class Series

Lincoln New York Account N For Variable Annuities

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio
  NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth and Income Class IB Fund
  Putnam VT Health Sciences Class IB Fund

Scudder VIT Funds (Scudder VIT):
  Scudder VIT EAFE Equity Index Fund
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Small Cap Index Fund

Franklin Templeton Variable Insurance Products Trust:
  Franklin Mutual Shares Securities Class 2 Fund
  Franklin Small Cap Class 2 Fund
  Templeton Foreign Securities Class 2 Fund
  Templeton Growth Securities Class 2 Fund

*  Denotes an affiliate of Lincoln Life & Annuity Company of New York.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2002, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, 5% or 6%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, 5% or 6%.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the five contract types:

..  Lincoln Choice Plus and Choice Plus II at a daily rate of .0038356% (1.40%
   on an annual basis)
..  Lincoln Choice Plus and Choice Plus II at a daily rate of .0045205% (1.65%
   on an annual basis)
..  Lincoln Choice Plus Access at a daily rate of .0038356% (1.40% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0045205% (1.65% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0052055% (1.90% on an annual basis)
..  Lincoln Choice Plus II Bonus at a daily rate of .0043836% (1.60% on an annual basis)
..  Lincoln Choice Plus L-Share at a daily rate of .0046575% (1.70% on an annual basis)
.. Lincoln Choice Plus L-Share at a daily rate of .0053425% (1.95% on an annual basis)

In addition, no amounts were retained by the Company for contract charges or surrender charges during 2002.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln New York Account N for Variable Annuities

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                  Unit Value Unit Value
                                                                  Beginning  End        Units                  Total
                                                                  of Period  of Period  Outstanding Net Assets Return(7)
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
  Lincoln Choice Plus (1.40% Fee Rate)                              $ 6.99     $ 5.21     129,357   $  674,010 (25.41)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         5.98       4.45      14,436       64,201 (25.60)%
AIM V.I. Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                5.43       3.70     238,265      880,772 (31.93)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)               5.43       3.70       4,235       15,657 (31.93)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         4.79       3.25      13,911       45,211 (32.10)%
AIM V.I. Growth Class II Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.14       7.56          20          149 (32.12)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(1)                   10.94      10.34       2,031       21,016  (5.49)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.13       7.53          20          154 (32.32)%
AIM V.I. International Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                6.77       5.63     260,633    1,467,385 (16.85)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         6.05       5.02     231,118    1,159,558 (17.06)%
AIM V.I. International Growth Class II Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.62       8.80         978        8,610 (17.12)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     11.23       9.28       1,593       14,794 (17.37)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.48      10.53       1,853       19,527    0.50%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.61       8.77         249        2,187 (17.37)%
AIM V.I. Premier Equity Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                7.74       5.32     265,641    1,413,163 (31.23)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         7.30       5.01      60,741      304,107 (31.40)%
AIM V.I. Premier Equity Class II Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.32       7.76       2,383       18,499 (31.48)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)                   10.76      10.37       1,949       20,226  (3.65)%
AVPSF Growth Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                6.78       4.80     114,207      548,101 (29.26)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         6.04       4.26       3,928       16,747 (29.44)%
AVPSF Growth and Income Class B Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)            10.55       8.08     320,431    2,590,404 (23.35)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.32       7.89      80,850      637,831 (23.54)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.32       8.64       3,597       31,076 (23.69)%
AVPSF Premier Growth Class B Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             7.01       4.78     296,657    1,417,415 (31.80)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.28       4.27      62,279      266,116 (31.97)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.95       8.10       9,845       79,786 (32.20)%
AVPSF Small Cap Value Class B Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.89      10.96      10,841      118,799  (7.82)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)                   11.58      11.57       2,274       26,314  (0.11)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.88      10.91       2,301       25,107  (8.13)%
AVPSF Technology Class B Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             5.64       3.24     139,092      450,163 (42.62)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      4.87       2.79      42,884      119,566 (42.76)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.88       7.34       2,228       16,350 (43.01)%
AFIS Global Small Cap Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             7.26       5.79     163,033      944,364 (20.18)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      7.06       5.62     194,655    1,094,601 (20.38)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.74      10.57       3,666       38,763  (1.59)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.51       9.92          20          195 (20.68)%
AFIS Growth Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             8.01       5.97     702,860    4,195,822 (25.51)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      7.22       5.37      65,911      353,810 (25.69)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   11.20      10.63      31,743      337,426  (5.08)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.32       9.12      11,118      101,432 (25.92)%
AFIS Growth-Income Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)            10.53       8.48     647,577    5,492,830 (19.48)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.53       8.46      81,469      688,962 (19.68)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   11.02      10.88      12,761      138,784  (1.32)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.32       9.07      32,000      290,343 (19.82)%

                                                                  Investment
                                                                  Income
                                                                  Ratio(8)
----------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                     --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AIM V.I. Growth Fund                                                   --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AIM V.I. Growth Class II Fund                                          --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AIM V.I. International Growth Fund                                  0.74%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AIM V.I. International Growth Class II Fund                         2.01%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AIM V.I. Premier Equity Fund                                        0.33%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AIM V.I. Premier Equity Class II Fund                               1.47%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)
AVPSF Growth Class B Fund                                              --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AVPSF Growth and Income Class B Fund                                0.55%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AVPSF Premier Growth Class B Fund                                      --
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AVPSF Small Cap Value Class B Fund                                  0.04%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AVPSF Technology Class B Fund                                          --
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AFIS Global Small Cap Class 2 Fund                                  0.52%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AFIS Growth Class 2 Fund                                            0.04%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AFIS Growth-Income Class 2 Fund                                     1.22%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

Lincoln New York Account N for Variable Annuities

                                                                  Unit Value Unit Value
                                                                  Beginning  End        Units                  Total
                                                                  of Period  of Period  Outstanding Net Assets Return(7)
-------------------------------------------------------------------------------------------------------------------------
AFIS International Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)           $ 6.79     $ 5.70     373,593   $2,129,086 (16.03)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.17       5.17      63,222      326,706 (16.24)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)                   10.96      10.89         921       10,032  (0.65)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.84       9.06       4,227       38,289 (16.44)%
Delaware VIP Emerging Markets Series
  Lincoln Choice Plus (1.40% Fee Rate)                                9.19       9.53      10,156       96,854    3.72%
Delaware VIP Emerging Markets Service Class Series
  Lincoln Choice Plus Access (1.90% Fee Rate)                        11.42       8.82       3,745       33,049 (22.73)%
Delaware VIP High Yield Series
  Lincoln Choice Plus (1.40% Fee Rate)                                8.56       8.60     190,380    1,637,062    0.42%
Delaware VIP High Yield Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.32      10.34       3,627       37,482    0.17%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      8.42       8.42      39,906      336,126  (0.02)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.64      11.10       6,927       76,920    4.38%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.31      10.29       8,503       87,526  (0.14)%
Delaware VIP Large Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)                               10.69       8.57      67,002      574,433 (19.81)%
Delaware VIP Large Cap Value Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.11       8.87         428        3,796 (20.11)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.91       8.71      12,456      108,552 (20.14)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.87      10.68         100        1,071  (1.75)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.10       8.85         522        4,613 (20.30)%
Delaware VIP REIT Series
  Lincoln Choice Plus (1.40% Fee Rate)                               12.54      12.92     101,282    1,308,859    3.07%
Delaware VIP REIT Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.71      11.03       8,693       95,868    2.94%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     11.45      11.75      19,598      230,344    2.67%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.46      10.72       7,368       79,021    2.51%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.70      10.99       5,885       64,646    2.63%
Delaware VIP Select Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)                                6.70       4.46     102,552      457,190 (33.47)%
Delaware VIP Select Growth Service Class Series
  Lincoln Choice Plus Access (1.65% Fee Rate)                         5.60       3.71       5,361       19,911 (33.74)%
Delaware VIP Small Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)                               12.78      11.89     150,810    1,793,377  (6.92)%
Delaware VIP Small Cap Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.81      10.96       8,174       89,560  (7.22)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     13.02      12.07      25,687      310,035  (7.27)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)                   10.89      10.68         481        5,134  (1.85)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.80      10.91       3,911       42,660  (7.56)%
Delaware VIP Social Awareness Series
  Lincoln Choice Plus (1.40% Fee Rate)                                8.34       6.35      11,354       72,079 (23.93)%
Delaware VIP Social Awareness Service Class Series
  Lincoln Choice Plus Access (1.65% Fee Rate)                         7.80       5.91      12,707       75,091 (24.25)%
Delaware VIP Trend Series
  Lincoln Choice Plus (1.40% Fee Rate)                                7.73       6.10     257,029    1,568,248 (21.05)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)              7.73       6.10       1,592        9,713 (21.05)%
Delaware VIP Trend Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                            12.80      10.06       1,196       12,029 (21.42)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.42       5.05      71,644      361,788 (21.38)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)                   11.28      11.02       1,630       17,973  (2.25)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.79      10.01       2,376       23,792 (21.74)%
Delaware VIP U.S. Growth Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.65       8.13         611        4,966 (30.27)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.64       8.08         405        3,272 (30.56)%
Fidelity VIP Contrafund Service Class 2 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.95       9.75         726        7,082 (10.93)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     10.94       9.72       2,932       28,489 (11.17)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.02       9.98         234        2,335  (0.48)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.94       9.71       8,210       79,721 (11.23)%

                                                                  Investment
                                                                  Income
                                                                  Ratio(8)
----------------------------------------------------------------------------
AFIS International Class 2 Fund                                      1.17%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIP Emerging Markets Series                                 1.57%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIP Emerging Markets Service Class Series                   1.94%
  Lincoln Choice Plus Access (1.90% Fee Rate)
Delaware VIP High Yield Series                                       9.31%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIP High Yield Service Class Series                        10.14%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIP Large Cap Value Series                                  1.54%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIP Large Cap Value Class Series                            1.37%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIP REIT Series                                             1.69%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIP REIT Service Class Series                               1.60%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIP Select Growth Series                                       --
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIP Select Growth Service Class Series                         --
  Lincoln Choice Plus Access (1.65% Fee Rate)
Delaware VIP Small Cap Value Series                                  0.47%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIP Small Cap Service Class Series                          0.31%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIP Social Awareness Series                                 0.34%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIP Social Awareness Service Class Series                   0.18%
  Lincoln Choice Plus Access (1.65% Fee Rate)
Delaware VIP Trend Series                                               --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)
Delaware VIP Trend Service Class Series                                 --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIP U.S. Growth Service Class Series                        0.20%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Fidelity VIP Contrafund Service Class 2 Portfolio                    0.24%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

Lincoln New York Account N for Variable Annuities

                                                                   Unit Value Unit Value
                                                                   Beginning  End        Units                   Total
                                                                   of Period  of Period  Outstanding Net Assets  Return(7)
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity Income Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                               $10.12     $ 8.29     193,458   $ 1,603,655 (18.10)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)               10.12       8.29       4,404        36,509 (18.10)%
Fidelity VIP Equity Income Service Class 2 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)                             11.11       9.07      13,842       125,540 (18.37)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      10.12       8.25      14,332       118,231 (18.52)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     11.10       9.02      11,251       101,530 (18.69)%
Fidelity VIP Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 7.62       5.25     194,722     1,022,304 (31.08)%
Fidelity VIP Growth Service Class 2 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)                             11.78       8.07       1,884        15,208 (31.48)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)       6.74       4.62       7,363        34,038 (31.44)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     11.77       8.04         535         4,302 (31.67)%
Fidelity VIP Growth Opportunities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 7.88       6.07      16,266        98,809 (22.94)%
Fidelity VIP Growth Opportunities Service Class 2 Portfolio
  Lincoln Choice Plus Access (1.90% Fee Rate)                         11.33       5.45       4,581        24,994 (51.88)%
Fidelity VIP Overseas Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 7.23       5.69     230,779     1,312,242 (21.39)%
Fidelity VIP Overseas Service Class 2 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)                             10.91       8.54       1,378        11,766 (21.75)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)       6.66       5.21     202,363     1,054,434 (21.78)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     10.90       8.49         222         1,888 (22.08)%
Janus Aspen Series Aggressive Growth Service Class
 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)                             11.40       8.07       1,211         9,767 (29.21)%
Janus Aspen Series Balanced Service Class Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)                             10.67       9.81       6,019        59,077  (8.04)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                      10.66       9.78       1,119        10,943  (8.28)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     10.66       9.77       1,577        15,411  (8.33)%
Janus Aspen Series Worldwide Growth Service Class
 Portfolio
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     11.51       8.39         188         1,575 (27.15)%
Liberty Colonial Newport Tiger Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                 7.46       6.11      21,696       132,620 (18.12)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                          6.61       5.40       5,556        30,008 (18.33)%
LN Bond Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             11.84      12.86     930,105    11,961,004    8.63%
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40%
   Fee Rate)                                                          11.84      12.86       4,508        57,976    8.63%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      11.39      12.34     141,993     1,752,270    8.35%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(1)                    10.06      10.30      92,930       957,442    2.38%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     10.12      10.96      42,513       465,980    8.33%
LN Capital Appreciation Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                             11.63       8.37          18           150 (28.06)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                      11.62       8.34       1,826        15,231 (28.24)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(4)                    11.09      10.16       1,742        17,712  (8.36)%
LN Global Asset Allocation Fund
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     10.97       9.48          24           227 (13.54)%
LN International Fund
  Lincoln Choice Plus II Access (1.65% Fee Rate)                      11.03       9.66         515         4,982 (12.36)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     11.03       9.66         237         2,287 (12.39)%
LN Money Market Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             10.57      10.56     733,810     7,752,708    0.00%
  Lincoln Choice Plus and Choice Plus II--Annuity Reserves (1.40%
   Fee Rate)                                                          10.57      10.56       2,306        24,365    0.00%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      10.45      10.42      48,930       510,085  (0.25)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                    10.00       9.99      14,829       148,144  (0.07)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     10.02       9.99       7,862        78,546  (0.32)%
LN Social Awareness Fund
MFS Capital Opportunities Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                             11.90       8.23         397         3,262 (30.85)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     11.89       8.19          74           605 (31.12)%

                                                                   Investment
                                                                   Income
                                                                   Ratio(8)
-----------------------------------------------------------------------------
Fidelity VIP Equity Income Portfolio                                 1.29%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
Fidelity VIP Equity Income Service Class 2 Portfolio                 0.81%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Fidelity VIP Growth Portfolio                                        0.24%
  Lincoln Choice Plus (1.40% Fee Rate)
Fidelity VIP Growth Service Class 2 Portfolio                        0.12%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Fidelity VIP Growth Opportunities Portfolio                          1.05%
  Lincoln Choice Plus (1.40% Fee Rate)
Fidelity VIP Growth Opportunities Service Class 2 Portfolio          0.68%
  Lincoln Choice Plus Access (1.90% Fee Rate)
Fidelity VIP Overseas Portfolio                                      0.31%
  Lincoln Choice Plus (1.40% Fee Rate)
Fidelity VIP Overseas Service Class 2 Portfolio                      0.05%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Janus Aspen Series Aggressive Growth Service Class
 Portfolio                                                              --
  Lincoln Choice Plus II (1.40% Fee Rate)
Janus Aspen Series Balanced Service Class Portfolio                  4.87%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Janus Aspen Series Worldwide Growth Service Class
 Portfolio                                                           0.40%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Liberty Colonial Newport Tiger Fund                                  1.59%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
LN Bond Fund                                                         6.06%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40%
   Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
LN Capital Appreciation Fund                                            --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(4)
LN Global Asset Allocation Fund                                      0.92%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
LN International Fund                                                1.31%
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
LN Money Market Fund                                                 1.38%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II--Annuity Reserves (1.40%
   Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
LN Social Awareness Fund                                             0.16%
MFS Capital Opportunities Service Class Series                          --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

Lincoln New York Account N for Variable Annuities

                                                                  Unit Value Unit Value
                                                                  Beginning  End        Units                  Total
                                                                  of Period  of Period  Outstanding Net Assets Return(7)
-------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)                              $ 5.98     $ 3.90     119,005   $  464,714 (34.68)%
MFS Emerging Growth Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                            12.14       7.90         690        5,455 (34.92)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      5.32       3.46       7,872       27,253 (34.95)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.71      10.20         282        2,880  (4.78)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.13       7.88         301        2,372 (35.07)%
MFS Research Series
  Lincoln Choice Plus (1.40% Fee Rate)                                7.40       5.51      78,917      434,831 (25.59)%
MFS Research Service Class Series
  Lincoln Choice Plus Access (1.90% Fee Rate)                        11.37       5.04       6,792       34,240 (55.69)%
MFS Total Return Series
  Lincoln Choice Plus (1.40% Fee Rate)                               11.08      10.36     462,210    4,789,218  (6.49)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)              11.08      10.36       1,141       11,827  (6.49)%
MFS Total Return Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.65       9.93      30,965      307,441  (6.73)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.95      10.20      55,611      567,026  (6.90)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)                   10.59      10.40       1,330       13,828  (1.84)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.64       9.89      20,223      199,974  (7.02)%
MFS Utilities Series
  Lincoln Choice Plus (1.40% Fee Rate)                                8.09       6.17     159,645      984,246 (23.83)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)               8.09       6.17       1,822       11,234 (23.83)%
MFS Utilities Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)                             9.85       7.48       1,202        8,985 (24.13)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      7.35       5.58      20,717      115,546 (24.16)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.97      11.38       6,823       77,653    3.78%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     9.85       7.46       1,035        7,718 (24.26)%
NB AMT Mid-Cap Growth Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)                            12.01       8.36       3,981       33,289 (30.44)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     12.01       8.32         835        6,944 (30.73)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.26       9.95         555        5,525  (3.01)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.00       8.31       2,984       24,782 (30.80)%
NB AMT Regency Portfolio
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.15       9.79         102          998 (12.19)%
Putnam VT Growth and Income Class IB Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.87       8.68         928        8,057 (20.16)%
Putnam VT Health Sciences Class IB Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.58       8.31         140        1,162 (21.44)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.57       8.27       7,182       59,405 (21.74)%
Scudder VIT EAFE Equity Index Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.61       8.19         930        7,611 (22.82)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.43      10.42         105        1,089  (0.12)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.60       8.16          20          164 (22.96)%
Scudder VIT Equity 500 Index Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             8.14       6.23     197,753    1,232,460 (23.40)%
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40%
   Fee Rate)                                                          8.14       6.23     103,888      647,461 (23.40)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      7.76       5.93      24,734      146,730 (23.59)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.75      10.46         101        1,058  (2.74)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.28       8.60         474        4,078 (23.78)%
Scudder VIT Small Cap Index Fund
  Lincoln Choice Plus II (1.40% Fee Rate)                            12.13       9.47       7,986       75,638 (21.91)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     12.12       9.44         279        2,632 (22.13)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.12       9.42       1,078       10,161 (22.22)%
Franklin Mutual Shares Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)                               11.64      10.12     115,354    1,167,287 (13.04)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                        11.43       9.91      32,658      323,709 (13.26)%
Franklin Small Cap Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             7.70       5.42     148,472      804,298 (29.68)%
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40%
   Fee Rate)                                                          7.70       5.42       1,667        9,029 (29.68)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.70       4.70       3,366       15,827 (29.85)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   11.85      11.54          79          914  (2.62)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.30       8.64       7,118       61,523 (29.72)%

                                                                  Investment
                                                                  Income
                                                                  Ratio(8)
----------------------------------------------------------------------------
MFS Emerging Growth Series                                             --
  Lincoln Choice Plus (1.40% Fee Rate)
MFS Emerging Growth Service Class Series                               --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
MFS Research Series                                                 0.26%
  Lincoln Choice Plus (1.40% Fee Rate)
MFS Research Service Class Series                                   0.11%
  Lincoln Choice Plus Access (1.90% Fee Rate)
MFS Total Return Series                                             1.50%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
MFS Total Return Service Class Series                               1.11%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
MFS Utilities Series                                                2.80%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
MFS Utilities Service Class Series                                  2.47%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
NB AMT Mid-Cap Growth Portfolio                                        --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
NB AMT Regency Portfolio                                            0.23%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Putnam VT Growth and Income Class IB Fund                           1.67%
  Lincoln Choice Plus II (1.40% Fee Rate)
Putnam VT Health Sciences Class IB Fund                                --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Scudder VIT EAFE Equity Index Fund                                  2.14%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Scudder VIT Equity 500 Index Fund                                   1.49%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40%
   Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Scudder VIT Small Cap Index Fund                                    3.45%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Franklin Mutual Shares Securities Class 2 Fund                      1.01%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
Franklin Small Cap Class 2 Fund                                     0.26%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40%
   Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

Lincoln New York Account N for Variable Annuities

                                                                  Unit Value Unit Value
                                                                  Beginning  End        Units                  Total
                                                                  of Period  of Period  Outstanding Net Assets Return(7)
-------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)                              $ 8.71     $ 6.99     242,101   $1,692,893 (19.70)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)               8.71       6.99         468        3,272 (19.70)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         7.99       6.40      15,906      101,849 (19.90)%
Templeton Growth Securities Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)            10.23       8.22      25,272      207,838 (19.62)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      9.91       7.94         994        7,892 (19.82)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.81      10.59          52          550  (2.02)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.17       8.94       1,270       11,358 (19.99)%

                                                                  Investment
                                                                  Income
                                                                  Ratio(8)
----------------------------------------------------------------------------
Templeton Foreign Securities Class 2 Fund                           4.12%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
Templeton Growth Securities Class 2 Fund                            2.15%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 11/14/02.
(2)Reflects less than a full year of activity. Funds were first received in this option on 11/15/02.
(3)Reflects less than a full year of activity. Funds were first received in this option on 11/22/02.
(4)Reflects less than a full year of activity. Funds were first received in this option on 11/29/02.
(5)Reflects less than a full year of activity. Funds were first received in this option on 12/05/02.
(6)Reflects less than a full year of activity. Funds were first received in this option on 12/11/02.
(7)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(8)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln New York Account N For Variable Annuities

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                     Unit Value Unit Value
                                                                     Beginning  End        Units                  Total
                                                                     of Period  of Period  Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                 $ 9.23     $ 6.99     127,878   $  893,288 (24.35)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.13         100        1,213   21.34%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            7.92       5.98      13,056       78,038 (24.54)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      12.12         100        1,212   21.25%
AIM V.I. Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.33       5.43     211,566    1,148,987 (34.81)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)                  8.33       5.43       5,558       30,183 (34.81)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.13         100        1,113   11.34%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            7.36       4.79      12,366       59,195 (34.97)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.13         100        1,113   11.25%
AIM V.I. Growth Class II Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.14         100        1,119   11.38%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.13         100        1,118   11.29%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      11.62         100        1,162   16.22%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.12         100        1,118   11.20%
  Lincoln Choice Plus II II L-Share (1.70% Fee Rate)(1)                 10.00      11.13         100        1,118   11.28%
  Lincoln Choice Plus II II L-Share (1.95% Fee Rate)(1)                 10.00      11.12         100        1,117   11.19%
AIM V.I. International Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.98       6.77      54,842      371,351 (24.60)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.62         100        1,062    6.19%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.04       6.05       1,047        6,333 (24.78)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      10.61         100        1,061    6.14%
AIM V.I. International Growth Class II Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.62         100        1,066    6.21%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.61         100        1,066    6.13%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      11.23          96        1,082   12.29%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.61         100        1,066    6.08%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.61         100        1,066    6.12%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.60         100        1,066    6.04%
AIM V.I. Premier Equity Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.97       7.74     235,339    1,820,511 (13.78)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.32         100        1,132   13.18%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.49       7.30      61,090      445,865 (14.00)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.31         100        1,131   13.10%
AIM V.I. Premier Equity Class II Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.32         100        1,136   13.24%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.32         100        1,137   13.16%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      11.85          95        1,133   18.46%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.31         100        1,136   13.07%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.31         100        1,136   13.15%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.31         100        1,137   13.06%
AVPSF Growth Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.01       6.78      96,616      655,525 (24.71)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.97         100        1,197   19.73%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.05       6.04       1,503        9,086 (24.90)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.96         100        1,196   19.65%
AVPSF Growth and Income Class B Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               10.68      10.55     230,065    2,426,377  (1.24)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.32         100        1,132   13.21%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.47      10.32      60,451      623,713  (1.49)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.31         100        1,131   13.12%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.32         100        1,132   13.22%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.31         100        1,131   13.13%
AVPSF Premier Growth Class B Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                8.60       7.01     237,867    1,666,558 (18.55)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.95         100        1,195   19.52%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         7.73       6.28      52,595      330,370 (18.75)%

                                                                     Investment
                                                                     Income
                                                                     Ratio(4)
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                        --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AIM V.I. Growth Fund                                                   0.31%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AIM V.I. Growth Class II Fund                                          0.25%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II II L-Share (1.95% Fee Rate)(1)
AIM V.I. International Growth Fund                                     0.36%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AIM V.I. International Growth Class II Fund                            0.36%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AIM V.I. Premier Equity Fund                                           0.19%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AIM V.I. Premier Equity Class II Fund                                  0.14%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AVPSF Growth Class B Fund                                              0.05%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AVPSF Growth and Income Class B Fund                                   0.49%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AVPSF Premier Growth Class B Fund                                         --
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)

Lincoln New York Account N For Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End        Units                  Total
                                                                     of Period  of Period  Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)    $10.00     $11.94         100   $    1,194   19.43%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.95         100        1,195   19.53%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.95         100        1,195   19.46%
AVPSF Small Cap Value Class B Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.89         100        1,191   18.86%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.88         100        1,193   18.77%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.88         100        1,193   18.77%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.87         100        1,193   18.68%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.88         100        1,193   18.76%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.87         100        1,193   18.67%
AVPSF Technology Class B Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                7.67       5.64     163,442      921,846 (26.49)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      12.87         100        1,287   28.74%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         6.64       4.87      33,799      164,642 (26.68)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.86         100        1,286   28.65%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.88         100        1,288   28.77%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.87         100        1,287   28.68%
AFIS Global Small Cap Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                8.45       7.26      21,405      155,369 (14.09)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      12.50         100        1,250   25.02%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.24       7.06       5,674       40,074 (14.30)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.49         100        1,249   24.94%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.51         100        1,251   25.07%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.50         100        1,250   24.98%
AFIS Growth Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                9.93       8.01     350,155    2,806,011 (19.29)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      12.31         100        1,231   23.14%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.97       7.22      59,179      427,509 (19.50)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.31         100        1,231   23.06%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.32         100        1,232   23.16%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.31         100        1,231   23.08%
AFIS Growth-Income Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               10.42      10.53     365,911    3,854,573    1.13%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.31         100        1,131   13.15%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.44      10.53      42,792      450,551    0.88%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.31         100        1,131   13.07%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.32         100        1,132   13.16%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.31         100        1,131   13.08%
AFIS International Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                8.59       6.79     114,239      775,315 (21.00)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      10.84         100        1,084    8.40%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         7.83       6.17      59,963      369,933 (21.20)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.83         100        1,083    8.34%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.84         100        1,084    8.41%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.83         100        1,083    8.34%
Delaware VIP Emerging Markets Series
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.85       9.19       1,438       13,233    3.82%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.42         100        1,142   14.23%
Delaware VIP Emerging Markets Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)           8.27       8.57         200        1,714    3.62%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.26       8.54       1,123        9,614    3.37%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.42         100        1,142   14.18%
Delaware VIP High Yield Series
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.05       8.56     120,756    1,033,988  (5.43)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.33         100        1,033    3.29%
Delaware VIP High Yield Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.32         100        1,032    3.17%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.31         100        1,031    3.09%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                      8.96       8.45         200        1,691  (5.69)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.96       8.42      39,441      332,285  (5.93)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.30         100        1,030    3.03%

                                                                     Investment
                                                                     Income
                                                                     Ratio(4)
-------------------------------------------------------------------------------
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AVPSF Small Cap Value Class B Fund                                        --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AVPSF Technology Class B Fund                                             --
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AFIS Global Small Cap Class 2 Fund                                     0.76%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AFIS Growth Class 2 Fund                                               0.45%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AFIS Growth-Income Class 2 Fund                                        1.61%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AFIS International Class 2 Fund                                        0.78%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIP Emerging Markets Series                                   0.31%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIP Emerging Markets Service Class Series                     0.29%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Delaware VIP High Yield Series                                         2.19%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIP High Yield Service Class Series                           4.33%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)

Lincoln New York Account N For Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End        Units                  Total
                                                                     of Period  of Period  Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                   $10.00     $10.31         100   $    1,031    3.08%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.30         100        1,030    3.02%
Delaware VIP Large Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.28      10.69      55,334      591,591  (5.22)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.10         100        1,110   11.04%
Delaware VIP Large Cap Value Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.11         100        1,111   11.08%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.10         100        1,110   10.99%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                     11.57      10.95         200        2,190  (5.41)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        11.56      10.91      10,139      110,653  (5.64)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.09         100        1,109   10.91%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.10         100        1,110   10.98%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.09         100        1,109   10.90%
Delaware VIP REIT Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.69      12.54      34,738      435,560    7.28%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.71         100        1,071    7.12%
Delaware VIP REIT Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.71         100        1,071    7.13%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.70         100        1,070    7.04%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                     10.72      11.49         200        2,297    7.14%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.71      11.45      11,066      126,706    6.87%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.70         100        1,070    6.97%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.70         100        1,070    7.03%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.70         100        1,070    6.97%
Delaware VIP Select Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.92       6.70     131,660      882,251 (24.85)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.22         100        1,222   22.22%
Delaware VIP Select Growth Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)           7.51       5.62         200        1,124 (25.13)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            7.50       5.60       4,524       25,374 (25.31)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      12.22         100        1,222   22.22%
Delaware VIP Small Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.58      12.78      87,165    1,113,536   10.29%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.80         100        1,180   18.03%
Delaware VIP Small Cap Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.81         100        1,181   18.10%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.80         100        1,180   18.00%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                     11.86      13.06         200        2,613   10.13%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        11.85      13.02      13,401      174,462    9.86%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.79         100        1,179   17.89%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.80         100        1,180   18.00%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.79         100        1,179   17.91%
Delaware VIP Social Awareness Series
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.35       8.34       8,716       72,738 (10.77)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.53         100        1,153   15.34%
Delaware VIP Social Awareness Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)           8.80       7.83         200        1,565 (11.03)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.79       7.80      10,077       78,622 (11.25)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.53         100        1,153   15.27%
Delaware VIP Trend Series
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.26       7.73     170,057    1,314,273 (16.52)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)                  9.26       7.73       2,089       16,144 (16.52)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.79         100        1,279   27.93%
Delaware VIP Trend Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.80         100        1,280   28.03%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.79         100        1,279   27.94%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                      7.76       6.45         200        1,289 (16.94)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         7.75       6.42      52,095      334,606 (17.16)%

                                                                     Investment
                                                                     Income
                                                                     Ratio(4)
-------------------------------------------------------------------------------
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIP Large Cap Value Series                                    0.12%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIP Large Cap Value Service Class Series                      0.01%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIP REIT Series                                               0.88%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIP REIT Service Class Series                                 0.17%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIP Select Growth Series                                         --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIP Select Growth Service Class Series                           --
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Delaware VIP Small Cap Value Series                                    0.39%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIP Small Cap Service Class Series                            0.19%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIP Social Awareness Series                                   0.03%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIP Social Awareness Service Class Series                     0.02%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Delaware VIP Trend Series                                                 --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIP Trend Service Class Series                                   --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)

Lincoln New York Account N For Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End        Units                  Total
                                                                     of Period  of Period  Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)    $10.00     $12.78         100   $    1,278   27.81%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.79         100        1,279   27.93%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.78         100        1,278   27.85%
Delaware VIP U.S. Growth Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.65         100        1,169   16.53%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.64         100        1,169   16.43%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.64         100        1,169   16.43%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.63         100        1,171   16.35%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.64         100        1,169   16.43%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.63         100        1,169   16.34%
Fidelity VIP Contrafund Service Class 2 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.95         100        1,099    9.48%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.94         100        1,099    9.39%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.94         100        1,099    9.39%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.93         100        1,099    9.32%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.94         100        1,099    9.38%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.93         100        1,098    9.30%
Fidelity VIP Equity Income Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                  10.80      10.12     103,782    1,050,453  (6.28)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)                 10.80      10.12       5,841       59,119  (6.28)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.11         100        1,111   11.05%
Fidelity VIP Equity Income Service Class 2 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.11         100        1,111   11.09%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.10         100        1,110   10.99%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                     10.88      10.16         200        2,032  (6.57)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.86      10.12       6,423       65,058  (6.80)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.09         100        1,109   10.91%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.10         100        1,110   10.99%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.09         100        1,109   10.90%
Fidelity VIP Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.38       7.62     183,131    1,394,997 (18.80)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.78         100        1,178   17.80%
Fidelity VIP Growth Service Class 2 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.78         100        1,178   17.83%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.78         100        1,178   17.76%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                      8.36       6.76         200        1,353 (19.12)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.35       6.74       6,662       44,929 (19.33)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.77         100        1,177   17.65%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.77         100        1,177   17.73%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.77         100        1,177   17.66%
Fidelity VIP Growth Opportunities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.34       7.88      15,782      124,398 (15.62)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.35         100        1,135   13.49%
Fidelity VIP Growth Opportunities Service Class 2 Portfolio
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)           8.49       7.14         200        1,427 (15.93)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.48       7.11       3,908       27,818 (16.15)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.33         100        1,133   13.34%
Fidelity VIP Overseas Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.31       7.23      23,408      169,325 (22.27)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.90         100        1,090    9.03%
Fidelity VIP Overseas Service Class 2 Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.91         100        1,091    9.10%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.90         100        1,090    9.01%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                      8.61       6.69         200        1,337 (22.32)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.60       6.66       6,188       41,269 (22.52)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.89         100        1,089    8.94%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.90         100        1,090    9.00%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.89         100        1,089    8.92%

                                                                     Investment
                                                                     Income
                                                                     Ratio(4)
-------------------------------------------------------------------------------
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIP U.S. Growth Service Class Series                             --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Fidelity VIP Contrafund Service Class 2 Portfolio                         --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Fidelity VIP Equity Income Portfolio                                   0.83%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Fidelity VIP Equity Income Service Class 2 Portfolio                   0.29%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Fidelity VIP Growth Portfolio                                          0.04%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Fidelity VIP Growth Service Class 2 Portfolio                          0.01%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Fidelity VIP Growth Opportunities Portfolio                            0.25%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Fidelity VIP Growth Opportunities Service Class 2 Portfolio            0.12%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Fidelity VIP Overseas Portfolio                                        2.15%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Fidelity VIP Overseas Service Class 2 Portfolio                        0.93%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)

Lincoln New York Account N For Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End        Units                  Total
                                                                     of Period  of Period  Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Aggressive Growth Service Class Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                           $10.00     $11.40         100   $    1,144   13.96%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.39         100        1,144   13.86%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.39         100        1,144   13.86%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.38         100        1,143   13.77%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.38         100        1,143   13.85%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.38         100        1,143   13.77%
Janus Aspen Series Balanced Service Class Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.67         100        1,071    6.70%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.66         100        1,071    6.62%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.66         100        1,071    6.62%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.65         100        1,072    6.55%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.66         100        1,071    6.59%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.65         100        1,069    6.52%
Janus Aspen Series Worldwide Growth Service Class Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.52         100        1,156   15.22%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.51         100        1,156   15.13%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.51         100        1,156   15.13%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.50         100        1,158   15.04%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.51         100        1,156   15.12%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.50         100        1,155   15.03%
Liberty Colonial Newport Tiger Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.29       7.46      12,747       95,186 (19.63)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.01         100        1,201   20.06%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.25       6.61       3,487       23,061 (19.84)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      12.00         100        1,200   20.00%
LN Aggressive Growth Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.42         100        1,247   24.22%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.41         100        1,247   24.14%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      12.41         100        1,246   24.14%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      12.41         100        1,247   24.05%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.41         100        1,247   24.12%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.40         100        1,245   24.03%
LN Bond Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               11.00      11.84     380,988    4,510,399    7.63%
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves
   (1.40% Fee Rate)                                                     11.00      11.84       5,987       70,873    7.63%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      10.12         100        1,012    1.17%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.61      11.39     129,227    1,471,800    7.36%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.11         100        1,011    1.13%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.12         100        1,012    1.18%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.11         100        1,011    1.12%
LN Capital Appreciation Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.63         100        1,168   16.32%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.62         100        1,167   16.24%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.62         100        1,167   16.24%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.62         100        1,168   16.15%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.62         100        1,167   16.22%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.61         100        1,167   16.14%
LN Global Asset Allocation Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.98         100        1,102    9.78%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.97         100        1,102    9.68%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      11.38          94        1,070   13.79%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.96         100        1,101    9.62%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.97         100        1,102    9.68%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.96         100        1,101    9.59%
LN International Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.04         100        1,108   10.35%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.03         100        1,108   10.26%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.03         100        1,108   10.26%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.02         100        1,107   10.18%

                                                                     Investment
                                                                     Income
                                                                     Ratio(4)
-------------------------------------------------------------------------------
Janus Aspen Series Aggressive Growth Service Class Portfolio              --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Janus Aspen Series Balanced Service Class Portfolio                    0.88%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Janus Aspen Series Worldwide Growth Service Class Portfolio            0.08%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Liberty Colonial Newport Tiger Fund                                    1.21%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
LN Aggressive Growth Fund                                                 --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
LN Bond Fund                                                           7.57%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
LN Capital Appreciation Fund                                              --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
LN Global Asset Allocation Fund                                        0.42%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
LN International Fund                                                  0.95%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)

Lincoln New York Account N For Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End        Units                  Total
                                                                     of Period  of Period  Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                   $10.00     $11.03         100   $    1,108   10.25%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.02         100        1,105   10.16%
LN Money Market Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               10.30      10.57     820,940    8,673,367    2.57%
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves
   (1.40% Fee Rate)                                                     10.30      10.57       3,060       32,329    2.57%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      10.02         100        1,002    0.21%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.21      10.45     626,583    6,548,255    2.32%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.02         100        1,002    0.17%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.02         100        1,002    0.22%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.02         100        1,002    0.16%
LN Social Awareness Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.52         100        1,157   15.21%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.51         100        1,156   15.12%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      12.11          95        1,153   21.07%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.50         100        1,156   15.03%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.51         100        1,156   15.11%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.50         100        1,156   15.03%
MFS Capital Opportunities Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.90         100        1,195   19.03%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.89         100        1,195   18.94%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.89         100        1,194   18.94%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.88         100        1,194   18.85%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.89         100        1,194   18.93%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.88         100        1,194   18.84%
MFS Emerging Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.12       5.98     111,475      666,456 (34.41)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.13         100        1,213   21.35%
MFS Emerging Growth Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.14         100        1,214   21.44%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.14         100        1,214   21.36%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                      8.17       5.34         200        1,067 (34.69)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.16       5.32       8,124       43,243 (34.86)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.13         100        1,213   21.25%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.13         100        1,213   21.34%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.13         100        1,213   21.27%
MFS Research Series
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.54       7.40      76,081      563,353 (22.35)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.38         100        1,138   13.76%
MFS Research Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)           8.83       6.83         200        1,366 (22.63)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.82       6.81       6,825       46,471 (22.83)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.37         100        1,137   13.72%
MFS Total Return Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.21      11.08     227,270    2,518,240  (1.15)%
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)                 11.21      11.08       1,498       16,596  (1.15)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.64         100        1,064    6.45%
MFS Total Return Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.65         100        1,065    6.45%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.64         100        1,064    6.36%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                     11.15      10.99         200        2,198  (1.37)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        11.13      10.95      32,175      352,403  (1.62)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.63         100        1,063    6.31%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.64         100        1,064    6.35%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.63         100        1,063    6.28%
MFS Utilities Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  10.83       8.09     176,273    1,426,797 (25.26)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00       9.86         100          986  (1.39)%
MFS Utilities Service Class Series
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00       9.85         100          985  (1.46)%

                                                                     Investment
                                                                     Income
                                                                     Ratio(4)
-------------------------------------------------------------------------------
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
LN Money Market Fund                                                   3.52%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
LN Social Awareness Fund                                               0.72%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
MFS Capital Opportunities Service Class Series                            --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
MFS Emerging Growth Series                                                --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
MFS Emerging Growth Service Class Series                                  --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
MFS Research Series                                                    0.01%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
MFS Research Service Class Series                                         --
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
MFS Total Return Series                                                1.38%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus-Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
MFS Total Return Service Class Series                                  0.70%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
MFS Utilities Series                                                   2.86%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
MFS Utilities Service Class Series                                     1.76%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)

Lincoln New York Account N For Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End        Units                  Total
                                                                     of Period  of Period  Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                           $10.00     $ 9.85         100   $      985  (1.51)%
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)                                                      9.91       7.38         200        1,476 (25.53)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         9.90       7.35      17,852      131,314 (25.72)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00       9.84         100          984  (1.58)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00       9.85         100          985  (1.54)%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00       9.84         100          984  (1.59)%
NB AMT Mid-Cap Growth Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.01         100        1,205   20.13%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.01         100        1,206   20.05%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      12.01         100        1,206   20.05%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      12.00         100        1,205   19.97%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.00         100        1,205   20.03%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.00         100        1,206   19.95%
NB AMT Regency Portfolio
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.16         100        1,120   11.61%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.15         100        1,120   11.53%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.15         100        1,120   11.53%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.15         100        1,121   11.46%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.15         100        1,120   11.52%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.14         100        1,119   11.45%
Putnam VT Growth and Income Class IB Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.87         100        1,092    8.71%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.86         100        1,091    8.62%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.86         100        1,091    8.62%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.86         100        1,092    8.56%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.86         100        1,091    8.61%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.85         100        1,090    8.53%
Putnam VT Health Sciences Class IB Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.58         100        1,061    5.76%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.57         100        1,062    5.67%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.57         100        1,062    5.67%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.56         100        1,061    5.60%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.57         100        1,062    5.66%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.56         100        1,061    5.57%
Scudder VIT EAFE Equity Index Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.61         100        1,064    6.07%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.60         100        1,065    5.98%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.60         100        1,065    5.98%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.59         100        1,064    5.92%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.60         100        1,065    5.97%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.59         100        1,064    5.88%
Scudder VIT Equity 500 Index Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                9.40       8.14     132,198    1,075,576 (13.40)%
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves
   (1.40% Fee Rate)                                                      9.40       8.14     118,175      961,456 (13.40)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.28         100        1,128   12.81%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.99       7.76      12,944      100,488 (13.62)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.27         100        1,127   12.73%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.28         100        1,128   12.81%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.27         100        1,127   12.73%
Scudder VIT Small Cap Index Fund
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.13         100        1,216   21.27%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.12         100        1,217   21.19%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      12.12         100        1,217   21.19%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      12.11         100        1,217   21.10%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.12         100        1,217   21.17%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.11         100        1,217   21.09%
Franklin Mutual Shares Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.02      11.64      57,400      667,937    5.56%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.75         100        1,075    7.49%
  Lincoln Choice Plus Access (1.65% Fee Rate)                           10.85      11.43      22,677      259,128    5.29%

                                                                     Investment
                                                                     Income
                                                                     Ratio(4)
-------------------------------------------------------------------------------
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
NB AMT Mid-Cap Growth Portfolio                                           --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
NB AMT Regency Portfolio                                                  --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Putnam VT Growth and Income Class IB Fund                                 --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Putnam VT Health Sciences Class IB Fund                                   --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Scudder VIT EAFE Equity Index Fund                                        --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Scudder VIT Equity 500 Index Fund                                      2.75%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Scudder VIT Small Cap Index Fund                                       0.64%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Franklin Mutual Shares Securities Class 2 Fund                         1.64%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)

Lincoln New York Account N For Variable Annuities

                                                                      Unit Value Unit Value
                                                                      Beginning  End        Units                  Total
                                                                      of Period  of Period  Outstanding Net Assets Return(3)
-----------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        $10.00     $10.74        100     $  1,074     7.45%
Franklin Small Cap Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                 9.22       7.70     67,253      518,090  (16.43)%
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40% Fee
   Rate)                                                                  9.22       7.70      2,187       16,849  (16.43)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)             10.00      12.30        100        1,230    22.95%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)          8.04       6.70      2,757       18,481  (16.64)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)      10.00      12.29        100        1,229    22.88%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                     10.00      12.30        100        1,230    22.99%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                     10.00      12.29        100        1,229    22.91%
Templeton Foreign Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                   10.51       8.71     56,082      488,361  (17.17)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                                10.00      10.88        100        1,088     8.79%
  Lincoln Choice Plus Access (1.65% Fee Rate)                             9.67       7.99     10,868       86,872  (17.38)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                         10.00      10.87        100        1,087     8.73%
Templeton Growth Securities Class 2 Fund
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                10.51      10.23     11,634      119,081   (2.68)%
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40% Fee
   Rate)                                                                 10.51      10.23        628        6,430   (2.68)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)             10.00      11.17        100        1,117    11.71%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         10.20       9.91        200        1,981   (2.92)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)      10.00      11.16        100        1,116    11.64%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                     10.00      11.17        100        1,117    11.73%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                     10.00      11.16        100        1,116    11.63%

                                                                      Investment
                                                                      Income
                                                                      Ratio(4)
--------------------------------------------------------------------------------
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Franklin Small Cap Class 2 Fund                                         0.38%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40% Fee
   Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Templeton Foreign Securities Class 2 Fund                               2.38%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Templeton Growth Securities Class 2 Fund                                2.02%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II-Annuity Reserves (1.40% Fee
   Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 9/19/2001.
(2)Reflects less than a full year of activity. Funds were first received in this option on 9/21/2001.
(3)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln New York Account N For Variable Annuities

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                   Unit Value Unit Value
                                                                   Beginning  End        Units                  Total
                                                                   of Period  of Period  Outstanding Net Assets Return(3)
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                            $10.00     $ 9.23      43,962   $  405,947  (7.66)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.93         200        1,586 (20.70)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       7.92         200        1,584 (20.79)%
AIM V.I. Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       8.33      51,188      426,435 (16.70)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.37         200        1,474 (26.30)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       7.36         200        1,472 (26.39)%
AIM V.I. International Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       8.98      11,808      106,058 (10.20)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.05         200        1,610 (19.49)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.04         200        1,608 (19.58)%
AIM V.I. Premier Equity Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       8.97      70,289      630,653 (10.28)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.50         200        1,699 (15.05)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.49         200        1,697 (15.14)%
AVPSF Growth Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.01      24,431      220,208  (9.88)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.06         200        1,611 (19.44)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.05         200        1,609 (19.53)%
AVPSF Growth and Income Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      10.68      30,066      321,102    6.79%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.48         200        2,097    4.85%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      10.47         200        2,095    4.74%
AVPSF Premier Growth Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       8.60      56,002      481,742 (13.98)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.74         200        1,548 (22.60)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       7.73         200        1,546 (22.69)%
AVPSF Technology Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       7.67      77,193      592,319 (23.27)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       6.65         200        1,330 (33.49)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       6.64         200        1,329 (33.56)%
AFIS Global Small Cap Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       8.45       1,999       16,914 (15.53)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.25         200        1,650 (17.50)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.24         200        1,648 (17.59)%
AFIS Growth Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.93     104,573    1,038,365  (0.71)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.98         200        1,797 (10.17)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.97         200        1,795 (10.26)%
AFIS Growth-Income Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      10.42      31,378      326,873    4.16%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.45         200        2,089    4.47%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      10.44         200        2,087    4.37%
AFIS International Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       8.59      21,383      183,737 (14.09)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.84         200        1,568 (21.62)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       7.83         200        1,566 (21.71)%
Delaware VIP Emerging Markets Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       8.85         814        7,223 (11.46)%
Delaware VIP Emerging Markets Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.27         200        1,677 (17.31)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.26         200        1,652 (17.40)%
Delaware VIP High Yield Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.05       5,841       52,909  (9.45)%
Delaware VIP High Yield Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.96         200        1,818 (10.36)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.96         200        1,791 (10.45)%

Lincoln New York Account N For Variable Annuities

                                                                   Unit Value Unit Value
                                                                   Beginning  End        Units                  Total
                                                                   of Period  of Period  Outstanding Net Assets Return(3)
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                            $10.00     $11.28       9,479   $  106,935   12.80%
Delaware VIP Large Cap Value Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      11.57         200        2,343   15.74%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      11.56         200        2,312   15.62%
Delaware VIP REIT Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      11.69       5,077       59,354   16.88%
Delaware VIP REIT Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.72         200        2,170    7.21%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      10.71         200        2,142    7.10%
Delaware VIP Select Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       8.92      45,119      402,294 (10.84)%
Delaware VIP Select Growth Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.51         200        1,526 (24.92)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       7.50         200        1,500 (25.00)%
Delaware VIP Small Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      11.58       4,184       48,469   15.84%
Delaware VIP Small Cap Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      11.86         200        2,400   18.61%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      11.85         200        2,369   18.47%
Delaware VIP Social Awareness Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.35         200        1,888  (6.48)%
Delaware VIP Social Awareness Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.80         200        1,759 (12.03)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.79         200        1,783 (12.12)%
Delaware VIP Trend Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.26      65,788      609,025  (7.43)%
Delaware VIP Trend Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.76         200        1,552 (22.39)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       7.75         200        1,575 (22.48)%
Fidelity VIP Equity Income Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      10.80      19,521      210,832    8.00%
Fidelity VIP Equity Income Service Class 2 Portfolio
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.88         200        2,175    8.75%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      10.86         200        2,199    8.63%
Fidelity VIP Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.38      47,187      442,641  (6.19)%
Fidelity VIP Growth Service Class 2 Portfolio
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.36         200        1,672 (16.38)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.35         200        1,696 (16.47)%
Fidelity VIP Growth Opportunities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(2)                             10.00       9.34       3,895       36,383  (6.60)%
Fidelity VIP Growth Opportunities Service Class 2 Portfolio
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.49         200        1,698 (15.12)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.48         200        1,720 (15.22)%
Fidelity VIP Overseas Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.31       7,463       69,460  (6.95)%
Fidelity VIP Overseas Service Class 2 Portfolio
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.61         200        1,721 (13.94)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.60         200        1,744 (14.03)%
Liberty Colonial Newport Tiger Fund
  Lincoln Choice Plus (1.40% Fee Rate)(2)                             10.00       9.29       5,803       53,917  (7.13)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.26         200        1,652 (17.42)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.25         200        1,650 (17.51)%
LN Bond Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      11.00      66,954      736,420    9.99%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.62         200        2,124    6.19%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      10.61         200        2,149    6.08%
LN Money Market Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      10.30     339,773    3,499,825    3.00%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.22         200        2,045    2.23%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      10.21         200        2,069    2.14%

Lincoln New York Account N For Variable Annuities

                                                                   Unit Value Unit Value
                                                                   Beginning  End        Units                  Total
                                                                   of Period  of Period  Outstanding Net Assets Return(3)
-------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                            $10.00     $ 9.12     36,727     $334,780   (8.85)%
MFS Emerging Growth Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.17        200        1,634  (18.28)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.16        200        1,658  (18.37)%
MFS Research Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.54     30,691      292,652   (4.65)%
MFS Research Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.83        200        1,766  (11.72)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.82        200        1,789  (11.82)%
MFS Total Return Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      11.21     29,780      333,795    12.09%
MFS Total Return Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      11.15        200        2,229    11.45%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      11.13        200        2,254    11.33%
MFS Utilities Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      10.83     42,189      456,897     8.30%
MFS Utilities Service Class Series
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       9.91        200        1,982   (0.90)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       9.90        200        2,005   (1.01)%
Scudder VIT Equity 500 Index Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.40     21,256      199,744   (6.05)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       9.00        200        1,799  (10.03)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.99        200        1,798  (10.12)%
Franklin Mutual Shares Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      11.02      8,797       97,013    10.24%
  Lincoln Choice Plus (1.65% Fee Rate)(2)                             10.00      10.85        200        2,173     8.53%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.86        200        2,171     8.63%
Franklin Small Cap Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00       9.22     15,518      143,067   (7.83)%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.05        200        1,610  (19.50)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       8.04        200        1,608  (19.59)%
Templeton Foreign Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      10.51     19,408      204,051     5.12%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00       9.68        200        1,937   (3.15)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00       9.67        200        1,935   (3.25)%
Templeton Growth Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             10.00      10.51      1,132       11,934     5.14%
  Lincoln Choice Plus Access-Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.22        200        2,043     2.15%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                      10.00      10.20        200        2,041     2.04%

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 5/22/2000.
(2)Reflects less than a full year of activity. Funds were first received in this option on 7/24/2000.
(3)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln New York Account N for Variable Annuities

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2002.

                                                             Aggregate    Aggregate
                                                             Cost of      Proceeds
                                                             Purchases    from Sales
--------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund.......................... $    219,616 $    190,103
AIM V.I. Growth Fund........................................      306,688      195,193
AIM V.I. Growth Class II Fund...............................       96,015       79,203
AIM V.I. International Growth Fund..........................   67,682,062   65,768,385
AIM V.I. International Growth Class II Fund.................       56,250       15,727
AIM V.I. Premier Equity Fund................................      864,829      594,995
AIM V.I. Premier Equity Class II Fund.......................       46,978       13,078
AVPSF Growth Class B Fund...................................      168,685       58,166
AVPSF Growth and Income Class B Fund........................    2,042,262      790,447
AVPSF Premier Growth Class B Fund...........................      900,149      420,754
AVPSF Small Cap Value Class B Fund..........................      171,560       15,766
AVPSF Technology Class B Fund...............................      182,127      227,938
AFIS Global Small Cap Class 2 Fund..........................   32,018,812   30,002,925
AFIS Growth Class 2 Fund....................................    3,514,653      572,748
AFIS Growth-Income Class 2 Fund.............................    4,684,719    1,134,453
AFIS International Class 2 Fund.............................   46,551,847   44,962,381
Delaware VIP Emerging Markets Series........................      104,541       19,118
Delaware VIP Emerging Markets Service Class Series..........       26,741        5,052
Delaware VIP High Yield Series..............................    1,397,100      670,581
Delaware VIP High Yield Service Class Series................      450,023      228,346
Delaware VIP Large Cap Value Series.........................      218,821       99,232
Delaware VIP Large Cap Value Service Class Series...........       45,835       17,193
Delaware VIP REIT Series....................................    1,019,901      133,549
Delaware VIP REIT Service Class Series......................      422,523       86,116
Delaware VIP Select Growth Series...........................      191,640      340,431
Delaware VIP Select Growth Service Class Series.............        9,352        6,533
Delaware VIP Small Cap Value Series.........................    1,424,869      578,105
Delaware VIP Small Cap Service Class Series.................      362,792       78,432
Delaware VIP Social Awareness Series........................       22,353        7,304
Delaware VIP Social Awareness Service Class Series..........       33,188       15,273
Delaware VIP Trend Series...................................      942,178      342,631
Delaware VIP Trend Service Class Series.....................      254,783      114,967
Delaware VIP U.S. Growth Service Class Series...............        8,423        5,259
Fidelity VIP Contrafund Service Class 2 Portfolio...........      117,313        5,408
Fidelity VIP Equity Income Portfolio........................    1,130,356      264,978
Fidelity VIP Equity Income Service Class 2 Portfolio........      326,270       28,805
Fidelity VIP Growth Portfolio...............................      440,594      334,342
Fidelity VIP Growth Service Class 2 Portfolio...............       68,670       48,894
Fidelity VIP Growth Opportunities Portfolio.................       41,274       36,873
Fidelity VIP Growth Opportunities Service Class 2 Portfolio.       11,479        8,106
Fidelity VIP Overseas Portfolio.............................   26,658,264   25,547,751
Fidelity VIP Overseas Service Class 2 Portfolio.............   39,394,644   38,626,123
Janus Aspen Series Aggressive Growth Service Class Portfolio        9,080        4,257
Janus Aspen Series Balanced Service Class Portfolio.........       86,507        6,180
Janus Aspen Series Worldwide Growth Service Class Portfolio.        1,613        5,338
Liberty Colonial Newport Tiger Fund.........................      100,810       31,097
LN Aggressive Growth Fund...................................           --        5,557
LN Bond Fund................................................   10,178,038    1,468,053
LN Capital Appreciation Fund................................       35,155        5,579
LN Global Asset Allocation Fund.............................          280        5,924
LN International Fund.......................................        7,354        6,019
LN Money Market Fund........................................  280,143,495  286,888,002
LN Social Awareness Fund....................................            9        5,591
MFS Capital Opportunities Service Class Series..............        3,690        5,305
MFS Emerging Growth Series..................................    3,617,835    3,570,720
MFS Emerging Growth Service Class Series....................       12,101        7,427
MFS Research Series.........................................      124,698      114,561
MFS Research Service Class Series...........................        6,246        8,103
MFS Total Return Series.....................................    2,399,219      660,223
MFS Total Return Service Class Series.......................      858,086       90,970
MFS Utilities Series........................................      509,203      574,957
MFS Utilities Service Class Series..........................      154,498       45,265
NB AMT Mid-Cap Growth Portfolio.............................       82,690       17,075
NB AMT Regency Portfolio....................................          994        6,065
Putnam VT Growth and Income Class IB Fund...................        8,179        5,448
Putnam VT Health Sciences Class IB Fund.....................       61,231        5,290
Scudder VIT EAFE Equity Index Fund..........................        9,097        5,134
Scudder VIT Equity 500 Index Fund...........................    1,528,887      217,127
Scudder VIT Small Cap Index Fund............................       86,639        5,061
Franklin Mutual Shares Securities Class 2 Fund..............    1,474,649      635,490
Franklin Small Cap Class 2 Fund.............................      758,170      160,097
Templeton Foreign Securities Class 2 Fund...................   60,248,564   59,206,923
Templeton Growth Securities Class 2 Fund....................      160,368       23,521

Lincoln New York Account N for Variable Annuities

5. Investments

The following is a summary of investments owned at December 31, 2002.

                                                                         Net
                                                             Shares      Asset  Value of    Cost of
                                                             Outstanding Value  Shares      Shares
-------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund..........................     44,932  $16.43 $   738,240 $ 1,150,863
AIM V.I. Growth Fund........................................     83,334   11.30     941,676   1,560,091
AIM V.I. Growth Class II Fund...............................      1,892   11.27      21,320      23,201
AIM V.I. International Growth Fund..........................    210,332   12.49   2,627,051   2,618,015
AIM V.I. International Growth Class II Fund.................      3,624   12.45      45,120      46,493
AIM V.I. Premier Equity Fund................................    105,944   16.22   1,718,405   2,543,153
AIM V.I. Premier Equity Class II Fund.......................      2,392   16.17      38,677      40,665
AVPSF Growth Class B Fund...................................     48,280   11.70     564,870     894,819
AVPSF Growth and Income Class B Fund........................    197,657   16.49   3,259,365   4,205,273
AVPSF Premier Growth Class B Fund...........................    101,989   17.29   1,763,388   2,594,277
AVPSF Small Cap Value Class B Fund..........................     16,274   10.46     170,227     162,321
AVPSF Technology Class B Fund...............................     58,728    9.98     586,103   1,250,012
AFIS Global Small Cap Class 2 Fund..........................    225,137    9.23   2,078,010   2,120,940
AFIS Growth Class 2 Fund....................................    150,134   33.29   4,997,952   6,672,107
AFIS Growth-Income Class 2 Fund.............................    259,600   25.52   6,625,003   7,770,845
AFIS International Class 2 Fund.............................    249,822   10.05   2,510,711   2,607,818
Delaware VIP Emerging Markets Series........................     14,307    6.77      96,858      98,667
Delaware VIP Emerging Markets Service Class Series..........      4,882    6.77      33,051      33,911
Delaware VIP High Yield Series..............................    343,762    4.79   1,646,620   1,688,104
Delaware VIP High Yield Service Class Series................    112,638    4.78     538,411     542,668
Delaware VIP Large Cap Value Series.........................     44,189   13.00     574,455     695,725
Delaware VIP Large Cap Value Service Class Series...........      9,111   12.99     118,358     139,393
Delaware VIP REIT Series....................................    111,649   11.73   1,309,637   1,296,756
Delaware VIP REIT Service Class Series......................     40,056   11.73     469,859     463,158
Delaware VIP Select Growth Series...........................     81,644    5.60     457,208     752,694
Delaware VIP Select Growth Service Class Series.............      3,569    5.58      19,912      29,423
Delaware VIP Small Cap Value Series.........................     98,924   18.14   1,794,489   1,887,263
Delaware VIP Small Cap Service Class Series.................     24,676   18.13     447,368     451,791
Delaware VIP Social Awareness Series........................      7,734    9.32      72,082      85,689
Delaware VIP Social Awareness Service Class Series..........      8,066    9.31      75,094      96,621
Delaware VIP Trend Series...................................     78,120   20.20   1,578,021   1,974,846
Delaware VIP Trend Service Class Series.....................     20,655   20.12     415,575     448,018
Delaware VIP U.S. Growth Service Class Series...............      1,537    5.36       8,238       8,712
Fidelity VIP Contrafund Service Class 2 Portfolio...........      6,553   17.95     117,633     117,931
Fidelity VIP Equity Income Portfolio........................     90,321   18.16   1,640,227   1,949,950
Fidelity VIP Equity Income Service Class 2 Portfolio........     19,184   18.00     345,316     365,066
Fidelity VIP Growth Portfolio...............................     43,615   23.44   1,022,343   1,542,307
Fidelity VIP Growth Service Class 2 Portfolio...............      2,307   23.21      53,551      70,049
Fidelity VIP Growth Opportunities Portfolio.................      8,438   11.71      98,813     130,978
Fidelity VIP Growth Opportunities Service Class 2 Portfolio.      2,147   11.64      24,995      32,376
Fidelity VIP Overseas Portfolio.............................    119,517   10.98   1,312,292   1,317,647
Fidelity VIP Overseas Service Class 2 Portfolio.............     97,994   10.90   1,068,135   1,103,137
Janus Aspen Series Aggressive Growth Service Class Portfolio        625   15.62       9,767      10,172
Janus Aspen Series Balanced Service Class Portfolio.........      4,007   21.32      85,435      86,487
Janus Aspen Series Worldwide Growth Service Class Portfolio.         75   20.95       1,575       1,699
Liberty Colonial Newport Tiger Fund.........................    112,161    1.45     162,634     203,683
LN Bond Fund................................................  1,166,839   12.99  15,156,073  14,767,669
LN Capital Appreciation Fund................................      2,610   12.68      33,095      35,477
LN Global Asset Allocation Fund.............................         21   10.89         227         231
LN International Fund.......................................        742    9.80       7,269       7,402
LN Money Market Fund........................................    851,534   10.00   8,515,342   8,515,342
MFS Capital Opportunities Service Class Series..............        408    9.48       3,867       4,078
MFS Emerging Growth Series..................................     39,020   11.91     464,732     618,488
MFS Emerging Growth Service Class Series....................      3,199   11.86      37,936      58,718
MFS Research Series.........................................     40,338   10.78     434,848     660,582
MFS Research Service Class Series...........................      3,188   10.74      34,242      50,813
MFS Total Return Series.....................................    233,209   17.14   3,997,208   4,235,773
MFS Total Return Service Class Series.......................     63,826   17.05   1,088,237   1,116,269
MFS Utilities Series........................................     82,753   12.03     995,518   1,449,042
MFS Utilities Service Class Series..........................     17,522   11.98     209,911     256,577
NB AMT Mid-Cap Growth Portfolio.............................      5,890   11.97      70,498      72,509
NB AMT Regency Portfolio....................................        112    8.90         998         998
Putnam VT Growth and Income Class IB Fund...................        430   18.64       8,007       8,419
Putnam VT Health Sciences Class IB Fund.....................      6,499    9.32      60,570      61,375
Scudder VIT EAFE Equity Index Fund..........................      1,370    6.47       8,864       9,459
Scudder VIT Equity 500 Index Fund...........................    311,803    9.20   2,868,591   3,484,318
Scudder VIT Small Cap Index Fund............................     10,466    8.45      88,434      88,228
Franklin Mutual Shares Securities Class 2 Fund..............    124,048   12.02   1,491,055   1,691,574
Franklin Small Cap Class 2 Fund.............................     70,204   12.70     891,591   1,120,905
Templeton Foreign Securities Class 2 Fund...................    190,879    9.42   1,798,083   1,812,487
Templeton Growth Securities Class 2 Fund....................     26,467    8.60     227,612     276,547

Lincoln New York Account N for Variable Annuities

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                                                     Net
                                                             Units      Units        Increase
                                                             Issued     Redeemed     (Decrease)
-----------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund..........................     37,371     (34,712)     2,659
AIM V.I. Growth Fund........................................     70,150     (43,428)    26,722
AIM V.I. Growth Class II Fund...............................      8,680      (7,208)     1,472
AIM V.I. International Growth Fund.......................... 11,282,251 (10,846,589)   435,663
AIM V.I. International Growth Class II Fund.................      5,913      (1,835)     4,078
AIM V.I. Premier Equity Fund................................    144,578    (114,825)    29,753
AIM V.I. Premier Equity Class II Fund.......................      5,346      (1,609)     3,737
AVPSF Growth Class B Fund...................................     28,764      (8,948)    19,816
AVPSF Growth and Income Class B Fund........................    211,186     (97,224)   113,962
AVPSF Premier Growth Class B Fund...........................    161,288     (83,369)    77,919
AVPSF Small Cap Value Class B Fund..........................     16,284      (1,468)    14,816
AVPSF Technology Class B Fund...............................     44,610     (58,048)   (13,438)
AFIS Global Small Cap Class 2 Fund..........................  4,916,531  (4,582,636)   333,895
AFIS Growth Class 2 Fund....................................    515,659    (113,762)   401,897
AFIS Growth-Income Class 2 Fund.............................    533,888    (169,184)   364,704
AFIS International Class 2 Fund.............................  7,482,770  (7,215,409)   267,361
Delaware VIP Emerging Markets Series........................     10,547      (1,928)     8,619
Delaware VIP Emerging Markets Service Class Series..........      2,822        (500)     2,322
Delaware VIP High Yield Series..............................    155,510     (85,986)    69,524
Delaware VIP High Yield Service Class Series................     45,759     (26,937)    18,822
Delaware VIP Large Cap Value Series.........................     22,909     (11,342)    11,567
Delaware VIP Large Cap Value Service Class Series...........      4,452      (1,785)     2,667
Delaware VIP REIT Series....................................     78,607     (12,164)    66,443
Delaware VIP REIT Service Class Series......................     37,071      (7,294)    29,777
Delaware VIP Select Growth Series...........................     37,925     (67,133)   (29,208)
Delaware VIP Select Growth Service Class Series.............      2,028      (1,491)       537
Delaware VIP Small Cap Value Series.........................    112,488     (48,943)    63,545
Delaware VIP Small Cap Service Class Series.................     30,513      (6,362)    24,151
Delaware VIP Social Awareness Series........................      3,375        (838)     2,537
Delaware VIP Social Awareness Service Class Series..........      4,474      (2,144)     2,330
Delaware VIP Trend Series...................................    144,397     (58,022)    86,375
Delaware VIP Trend Service Class Series.....................     44,191     (20,139)    24,052
Delaware VIP U.S. Growth Service Class Series...............      1,016        (600)       416
Fidelity VIP Contrafund Service Class 2 Portfolio...........     12,121        (619)    11,502
Fidelity VIP Equity Income Portfolio........................    118,332     (30,193)    88,139
Fidelity VIP Equity Income Service Class 2 Portfolio........     35,318      (3,015)    32,303
Fidelity VIP Growth Portfolio...............................     67,406     (55,915)    11,491
Fidelity VIP Growth Service Class 2 Portfolio...............      9,763      (7,343)     2,420
Fidelity VIP Growth Opportunities Portfolio.................      6,559      (6,175)       384
Fidelity VIP Growth Opportunities Service Class 2 Portfolio.      1,641      (1,268)       373
Fidelity VIP Overseas Portfolio.............................  3,900,356  (3,693,085)   207,271
Fidelity VIP Overseas Service Class 2 Portfolio.............  6,375,777  (6,178,701)   197,076
Janus Aspen Series Aggressive Growth Service Class Portfolio      1,211        (600)       611
Janus Aspen Series Balanced Service Class Portfolio.........      8,716        (600)     8,116
Janus Aspen Series Worldwide Growth Service Class Portfolio.        188        (600)      (412)
Liberty Colonial Newport Tiger Fund.........................     15,126      (4,308)    10,818
LN Aggressive Growth Fund...................................         --        (600)      (600)
LN Bond Fund................................................    848,445    (152,997)   695,448
LN Capital Appreciation Fund................................      3,586        (600)     2,986
LN Global Asset Allocation Fund.............................         24        (594)      (570)
LN International Fund.......................................        752        (600)       152
LN Money Market Fund........................................ 26,986,396 (27,629,642)  (643,246)
LN Social Awareness Fund....................................         --        (595)      (595)
MFS Capital Opportunities Service Class Series..............        478        (608)      (130)
MFS Emerging Growth Series..................................    676,068    (668,637)     7,431
MFS Emerging Growth Service Class Series....................      1,548      (1,227)       321
MFS Research Series.........................................     21,611     (18,875)     2,736
MFS Research Service Class Series...........................      1,054      (1,387)      (333)
MFS Total Return Series.....................................    298,339     (63,856)   234,483
MFS Total Return Service Class Series.......................     83,657      (8,404)    75,253
MFS Utilities Series........................................     76,824     (91,729)   (14,905)
MFS Utilities Service Class Series..........................     18,603      (7,378)    11,225
NB AMT Mid-Cap Growth Portfolio.............................      9,770      (2,016)     7,754
NB AMT Regency Portfolio....................................        102        (600)      (498)
Putnam VT Growth and Income Class IB Fund...................        928        (600)       328
Putnam VT Health Sciences Class IB Fund.....................      7,322        (600)     6,722
Scudder VIT EAFE Equity Index Fund..........................      1,054        (600)       454
Scudder VIT Equity 500 Index Fund...........................    244,963    (181,729)    63,234
Scudder VIT Small Cap Index Fund............................      9,343        (600)     8,743
Franklin Mutual Shares Securities Class 2 Fund..............    133,002     (65,267)    67,735
Franklin Small Cap Class 2 Fund.............................    118,741     (30,636)    88,105
Templeton Foreign Securities Class 2 Fund...................  7,409,899  (7,218,573)   191,326
Templeton Growth Securities Class 2 Fund....................     17,689      (2,963)    14,726

Lincoln New York Account N For Variable Annuities

7. New Investment Funds and Fund Name Changes
During 2001, the AIM V.I. Growth Class II Fund, the AIM V.I. International Equity Class II Fund, the AIM V.I. Value Class II Fund, the AVPSF Small Cap Value Class B Fund, the Deutsche VIT EAFE Equity Index Fund, the Deutsche VIT Small Cap Index Fund, the DGPF U.S. Growth Service Class Series, the Fidelity VIP II Contrafund Service Class 2 Portfolio, the Janus Aspen Series Aggressive Growth Service Portfolio, the Janus Aspen Series Balanced Service Portfolio, the Janus Aspen Series Worldwide Growth Service Portfolio, the LN Aggressive Growth Fund, the LN Capital Appreciation Fund, the LN Global Asset Allocation Fund, the LN International Fund, the LN Social Awareness Fund, the MFS Capital Opportunities Service Class Series, the NB AMT Mid-Cap Growth Portfolio, the NB AMT Regency Portfolio, the Putnam VT Growth and Income Class IB Fund and the Putnam Health Sciences Class IB Fund became available as investment options for Variable Account contract owners. Accordingly, the 2001 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from September 19, 2001 (commencement of operations) to December 31, 2001.

During 2002, the Deutsche Asset Management VIT Funds Trust (Deutsche VIT) family of funds changed its name to Scudder VIT Funds (Scudder VIT), the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIP), the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP) and the Fidelity Variable Insurance Products Fund III (Fidelity VIP III) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP).

Also during 2002, the AIM V.I. International Equity Fund changed its name to the AIM V.I. International Growth Fund, the AIM V.I. International Equity Class II Fund changed its name to the AIM V.I. International Growth Class II Fund, the AIM V.I. Value Fund changed its name to the AIM V.I. Premier Equity Fund, the AIM V.I. Value Class II Fund changed its name to the AIM V.I. Premier Equity Class II Fund, the Delaware VIP Growth and Income Series changed its name to the Delaware VIP Large Cap Value Series, the Delaware VIP Growth and Income Service Class Series changed its name to the Delaware VIP Large Cap Value Service Class Series and the Templeton International Securities Class 2 Fund changed its name to the Templeton Foreign Securities Class 2 Fund.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statement of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account") (comprised of the following subaccounts: AIM Variable Insurance Funds ("AIM V.I.") Capital Appreciation, AIM V.I. Growth, AIM V.I. Growth Class II, AIM V.I. International Growth, AIM V.I. International Growth Class II, AIM V.I. Premier Equity, AIM V.I. Premier Equity Class II, Alliance Variable Products Series Fund ("AVPSF") Growth Class B, AVPSF Growth and Income Class B, AVPSF Premier Growth Class B, AVPSF Small Cap Value Class B, AVPSF Technology Class B, American Funds Insurance Series ("AFIS") Global Small Cap Class 2, AFIS Growth Class 2, AFIS Growth-Income Class 2, AFIS International Class 2, Delaware VIP Trust ("Delaware VIP") Emerging Markets, Delaware VIP Emerging Markets Service Class, Delaware VIP High Yield, Delaware VIP High Yield Service Class, Delaware VIP Large Cap Value, Delaware VIP Large Cap Value Service Class, Delaware VIP REIT, Delaware VIP REIT Service Class, Delaware VIP Select Growth, Delaware VIP Select Growth Service Class, Delaware VIP Small Cap Value, Delaware VIP Small Cap Service Class, Delaware VIP Social Awareness, Delaware VIP Social Awareness Service Class, Delaware VIP Trend, Delaware VIP Trend Service Class, Delaware VIP U.S. Growth Service Class, Fidelity Variable Insurance Products ("Fidelity VIP") Contrafund Service Class 2, Fidelity VIP Equity Income, Fidelity VIP Equity Income Services Class 2, Fidelity VIP Growth, Fidelity VIP Growth Service Class 2, Fidelity VIP Growth Opportunities, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Overseas, Fidelity VIP Overseas Service Class 2, Janus Aspen Series Aggressive Growth Service Class, Janus Aspen Series Balanced Service Class, Janus Aspen Series Worldwide Growth Service Class, Liberty Variable Investment Trust ("Liberty") Colonial Newport Tiger, Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Global Asset Allocation, LN International, LN Money Market, LN Social Awareness, MFS Variable Insurance Trust ("MFS") Capital Opportunities Service Class, MFS Emerging Growth, MFS Emerging Growth Service Class, MFS Research, MFS Research Service Class, MFS Total Return, MFS Total Return Service Class, MFS Utilities, MFS Utilities Service Class, Neuberger Berman Advisers Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Regency, Putnam Variable Trust ("Putnam VT") Growth and Income Class IB, Putnam VT Health Sciences Class IB, Scudder VIT Funds ("Scudder VIT") EAFE Equity Index, Scudder VIT Equity 500 Index, Scudder VIT Small Cap Index, Franklin Mutual Shares Securities Class 2, Franklin Small Cap Class 2, Franklin Templeton Variable Insurance Products Trust ("Templeton") Foreign Securities Class 2, and Templeton Growth Securities Class 2) as of December 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln New York Account N for Variable Annuities at December 31, 2002, the results of their operations for the year then ended, and changes in their net assets for each of the respective two years or periods in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 3, 2003

Lincoln Life & Annuity Company of New York

Balance Sheets

                                                                  December 31
                                                                2002       2001
                                                             ---------- ----------
                                                                 (000s omitted)
                                                             ---------------------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at fair
   value (cost: 2002 -- $1,783,219; 2001 -- $1,601,900)      $1,886,128 $1,617,755
-------------------------------------------------------------
  Mortgage loans on real estate                                 121,726    153,875
-------------------------------------------------------------
  Policy loans                                                  161,886    175,001
-------------------------------------------------------------
  Derivative instruments                                            452         93
-------------------------------------------------------------
  Other investments                                                 275        303
-------------------------------------------------------------
                                                             ---------- ----------
Total Investments                                             2,170,467  1,947,027
-------------------------------------------------------------
                                                             ---------- ----------
Cash and invested cash                                           15,244     15,651
-------------------------------------------------------------
Property and equipment                                              450        658
-------------------------------------------------------------
Deferred acquisition costs                                       42,887     43,403
-------------------------------------------------------------
Premiums and fees receivable                                      2,249      3,221
-------------------------------------------------------------
Accrued investment income                                        31,086     33,090
-------------------------------------------------------------
Assets held in separate accounts                                342,812    357,058
-------------------------------------------------------------
Federal income taxes                                                 --      6,165
-------------------------------------------------------------
Amounts recoverable from reinsurers                              72,577     72,764
-------------------------------------------------------------
Goodwill                                                        109,512    109,512
-------------------------------------------------------------
Other intangible assets                                         156,349    169,255
-------------------------------------------------------------
Other assets                                                     31,346     19,850
-------------------------------------------------------------
                                                             ---------- ----------
Total Assets                                                 $2,974,979 $2,777,654
-------------------------------------------------------------
                                                             ========== ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
  Insurance policy and claim reserves                        $1,053,737 $1,001,060
-------------------------------------------------------------
  Contractholder funds                                          982,116    900,794
-------------------------------------------------------------
  Liabilities related to separate accounts                      342,812    357,058
-------------------------------------------------------------
                                                             ---------- ----------
Total Insurance and Investment Contract Liabilities           2,378,665  2,258,912
-------------------------------------------------------------
Federal income taxes                                             21,361         --
-------------------------------------------------------------
Other liabilities                                                49,923     47,678
-------------------------------------------------------------
                                                             ---------- ----------
Total Liabilities                                             2,449,949  2,306,590
-------------------------------------------------------------
Shareholder's Equity:
Common stock, $100 par value:
  Authorized, issued and outstanding shares -- 20,000
   (owned by The Lincoln National Life Insurance Company)         2,000      2,000
-------------------------------------------------------------
Additional paid in capital                                           53         --
-------------------------------------------------------------
Retained earnings                                               483,135    463,056
-------------------------------------------------------------
Accumulated Other Comprehensive Income:
  Net unrealized gain on securities available-for-sale, net
   of reclassification adjustment                                39,842      6,046
-------------------------------------------------------------
  Net unrealized loss on derivative instruments                      --        (38)
-------------------------------------------------------------
Total Accumulated Other Comprehensive Income                     39,842      6,008
-------------------------------------------------------------
                                                             ---------- ----------
Total Shareholder's Equity                                      525,030    471,064
-------------------------------------------------------------
                                                             ---------- ----------
Total Liabilities and Shareholder's Equity                   $2,974,979 $2,777,654
-------------------------------------------------------------
                                                             ========== ==========

See notes to the financial statements on pages 5-25

Lincoln Life & Annuity Company of New York

Statements of Income

                                                                               Year Ended December 31
                                                                              2002      2001      2000
                                                                            --------  --------  --------
                                                                                   (000s omitted)
                                                                            ----------------------------
Revenue:
Insurance premiums                                                          $ 13,185  $ 16,563  $ 16,855
----------------------------------------------------------------------------
Insurance fees                                                                59,664    56,887    54,478
----------------------------------------------------------------------------
Net investment income                                                        134,938   134,828   132,979
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)               (11,308)   (4,573)   (3,954)
----------------------------------------------------------------------------
Other revenue and fees                                                           663       261       407
----------------------------------------------------------------------------
                                                                            --------  --------  --------
Total Revenue                                                                197,142   203,966   200,765
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     118,552   122,494   114,234
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)              48,225    50,246    56,287
----------------------------------------------------------------------------
                                                                            --------  --------  --------
Total Benefits and Expenses                                                  166,777   172,740   170,521
----------------------------------------------------------------------------
                                                                            --------  --------  --------
Income Before Federal Income Taxes and Cumulative Effect of Accounting
  Changes                                                                     30,365    31,226    30,244
----------------------------------------------------------------------------
Federal income taxes                                                          10,286    11,202    10,562
----------------------------------------------------------------------------
                                                                            --------  --------  --------
Income Before Cumulative Effect of Accounting Changes                         20,079    20,024    19,682
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Taxes)             --    (1,087)       --
----------------------------------------------------------------------------
                                                                            --------  --------  --------
Net Income                                                                  $ 20,079  $ 18,937  $ 19,682
----------------------------------------------------------------------------
                                                                            ========  ========  ========


See notes to the financial statements on pages 5-25.

Lincoln Life & Annuity Company of New York

Statements of Shareholder's Equity

                                                                                     Year Ended December 31
                                                                                    2002      2001      2000
                                                                                  --------  --------  --------
                                                                                         (000's omitted)
                                                                                  ----------------------------
Common Stock:
Balance at beginning and end-of-year                                              $  2,000  $  2,000  $  2,000
----------------------------------------------------------------------------------

Additional Paid In Capital:
Balance at beginning-of-year                                                            --        --        --
----------------------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                                 53        --        --
----------------------------------------------------------------------------------
                                                                                  --------  --------  --------
Balance at End-of-Year                                                                  53        --        --
----------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                       463,056   444,119   424,437
----------------------------------------------------------------------------------
Comprehensive income                                                                53,875    36,117    34,183
----------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of income tax):
  Net unrealized gain on securities available-for-sale (net of reclassification adjustments)
-----------------------------------------------------------------                   33,796    17,218    14,501
 Net unrealized loss on derivative instruments
-----------------------------------------------------------------                       --       (38)       --
Net Income                                                                          20,079    18,937    19,682
----------------------------------------------------------------------------------
                                                                                  --------  --------  --------
Balance at End-of-Year                                                             483,135   463,056   444,119
----------------------------------------------------------------------------------

Net Unrealized Gain (Loss) on Securities Available-for-sale:
Balance at beginning of year                                                         6,046   (11,172)  (25,673)
----------------------------------------------------------------------------------
Change during period                                                                33,796    17,218    14,501
                                                                                  --------  --------  --------
----------------------------------------------------------------------------------
Balance at End-of-Year                                                              39,842     6,046   (11,172)
                                                                                  --------  --------  --------
----------------------------------------------------------------------------------

Net Unrealized Loss on Derivative Instruments:
Balance at beginning of year                                                           (38)        0         0
----------------------------------------------------------------------------------
Cumulative effect of accounting change                                                   0       114         0
----------------------------------------------------------------------------------
Change during period                                                                    38      (152)        0
                                                                                  --------  --------  --------
----------------------------------------------------------------------------------
Balance at End-of-Year                                                                   0       (38)        0
                                                                                  --------  --------  --------
----------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                         $525,030  $471,064  $434,947
                                                                                  ========  ========  ========
----------------------------------------------------------------------------------


See notes to the financial statements on pages 5-25.

Lincoln Life & Annuity Company of New York

Statements of Cash Flows

                                                        Year Ended December 31
                                                      2002       2001       2000
                                                   ---------  ---------  ---------
                                                           (000's omitted)
                                                   -------------------------------
Cash Flows from Operating Activities:
Net income                                         $  20,079  $  18,937  $  19,682
---------------------------------------------------
Adjustments to reconcile net income to net cash
  provided by operating activities:
---------------------------------------------------
  Deferred acquisition costs                         (29,152)   (18,049)   (12,280)
---------------------------------------------------
  Premiums and fees receivable                           972        123     (1,490)
---------------------------------------------------
  Accrued investment income                            2,004     (3,152)      (641)
---------------------------------------------------
  Policy liabilities and accruals                    (35,796)   (49,308)   (36,963)
---------------------------------------------------
  Contractholder funds                                49,611     40,529     46,228
---------------------------------------------------
  Amounts recoverable from reinsurers                    187     14,849     12,506
---------------------------------------------------
  Federal income taxes                                 7,491     12,778      9,661
---------------------------------------------------
  Other liabilities--operating                         2,049     (1,470)    (3,230)
---------------------------------------------------
  Provisions for depreciation                            (78)      (243)       448
---------------------------------------------------
  Goodwill and other intangibles amortization         13,030     12,461     19,935
---------------------------------------------------
  Net realized loss on investments and derivative
   investments                                        11,308      4,573      3,954
---------------------------------------------------
  Other                                                9,051     (1,787)     6,336
---------------------------------------------------
                                                   ---------  ---------  ---------
Net Adjustments                                       30,677     11,304     44,464
---------------------------------------------------
                                                   ---------  ---------  ---------
Net Cash Provided by Operating Activities             50,756     30,241     64,146
---------------------------------------------------
                                                   ---------  ---------  ---------

Cash Flows from Investing Activities:
Securities available-for-sale:
  Purchases                                         (502,822)  (302,738)  (224,976)
---------------------------------------------------
  Sales                                              180,443    119,957     71,686
---------------------------------------------------
  Maturities                                         127,618    108,188     97,330
---------------------------------------------------
Purchase of other investments                        (36,677)   (50,979)   (54,686)
---------------------------------------------------
Sale or maturity of other investments                 81,465     82,731     64,509
---------------------------------------------------
Property and equipment purchases                        (158)    (1,460)    (6,874)
---------------------------------------------------
Property and equipment sales                             445      5,493      3,030
---------------------------------------------------
Increase (decrease) in other
  liabilities--nonoperating                           (3,814)   (10,402)    82,105
---------------------------------------------------
(Increase) decrease in other assets--nonoperating    (14,340)     2,406    (12,772)
---------------------------------------------------
Other                                                   (185)     5,444     (3,255)
---------------------------------------------------
                                                   ---------  ---------  ---------
Net Cash Provided by (Used in) Investing
  Activities                                        (168,025)   (41,360)    16,097
---------------------------------------------------
                                                   ---------  ---------  ---------

Cash Flows from Financing Activities:
Universal life and investment contract deposits      277,633    196,045    173,297
---------------------------------------------------
Universal life and investment contract withdrawals  (160,824)  (215,621)  (236,661)
---------------------------------------------------
Nonqualified employee stock option exercise tax
  benefit                                                 53         --         --
---------------------------------------------------
                                                   ---------  ---------  ---------
Net Cash Provided by (used in) Financing
  Activities                                         116,862    (19,576)   (63,364)
---------------------------------------------------
                                                   ---------  ---------  ---------
Net Increase (Decrease) in Cash and Invested Cash       (407)   (30,695)    16,879
---------------------------------------------------
Cash and Invested Cash at Beginning of Year           15,651     46,346     29,467
---------------------------------------------------
                                                   ---------  ---------  ---------
Cash and Invested Cash at End of Year              $  15,244  $  15,651  $  46,346
---------------------------------------------------
                                                   =========  =========  =========

See notes to the financial statements on pages 5-25.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
Lincoln Life & Annuity Company of New York (the "Company") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized in 1996 under the laws of the State of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in the State of New York.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
The Company classifies its fixed maturity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on:
1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as realized gain
(loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments
Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("FAS 133") on January 1, 2001, the Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002, the Company had no derivative instruments that were designated and qualified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation. The Company had derivative instruments that are economic hedges, but are not designated as hedging instruments under FAS 133. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change. This treatment of gain (loss) is consistent with the treatment of derivatives prior to adoption of FAS 133.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance

Lincoln Life & Annuity Company of New York products include universal life insurance and variable universal life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts These assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises For Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment income, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in the Company's general account during 2000 through 2002 ranged from 4.00% to 6.00%. For traditional life, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions.
Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period previously allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, prior to January 1, 2002, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance

Lincoln Life & Annuity Company of New York business in relation to the incidence of estimated profits expected to be generated on universal life and investment products acquired, and over the premium paying period for traditional insurance products acquired. Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangibles assets were reviewed periodically for indicators of impairment in value that were other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 4.5% to 5.5% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 3.00% to 10.00%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, the Company continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
The Company enters into reinsurance agreements with other companies in the normal course of their business. All reinsurance agreements are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
The Company accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, the Company recognized compensation expense for stock options on LNC stock granted to Company employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. LNC issued stock options at current market prices, and accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standard No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123, to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective method and the retroactive restatement method. The Company will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, the Company will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

Lincoln Life & Annuity Company of New York

If the Company had applied the fair value recognition provisions of FAS 123, there would have been no significant impact on net income for 2002, 2001 and 2000.

Income Taxes
The Company has elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Prior to 2002, the Company's federal income tax return was not consolidated with any other entity.

--------------------------------------------------------------------------------
2. Changes in Accounting Principles


Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

The Company adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that the Company recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $0.1 million after-tax ($0.2 million pre-tax) recorded in net income, and a net gain of $0.1 million after-tax ($0.2 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $0.1 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $0.1 million were amortized and netted against the transition gain recorded in OCI. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which the Company determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, the Company recognized a net realized loss on investments of $1.0 million after-tax ($2.2 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $0.7 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. The Company adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the balance sheet, the Company did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, the Company completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by the Company to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within the Company's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that the Company does not have impaired goodwill. In accordance with FAS 142, the Company has chosen October 1 as its annual review date. As such, the Company performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that the Company does not have impaired goodwill. The valuation techniques used by the Company for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, the Company had an increase in net income of $3.0 million during the year ended December 31, 2002.

Lincoln Life & Annuity Company of New York

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                               As of December 31, 2002     As of December 31, 2001
                             Gross Carrying Accumulated  Gross Carrying Accumulated
                                 Amount     Amortization     Amount     Amortization
                             -------------- ------------ -------------- ------------
                                                  (in millions)
Amortized Intangible Assets:
Lincoln Retirement Segment:
Present value of in-force...     $ 48.1        $16.0         $ 48.1        $12.2
Life Insurance Segment:
Present value of in-force...      167.3         43.1          167.3         33.9
                                 ------        -----         ------        -----
Total.......................     $215.4        $59.1          215.4        $46.1
                                 ======        =====         ======        =====

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $13.0 million, $9.4 million and $17.0 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                                2003...... $10.9
                                2004......  10.9
                                2005......  11.2
                                2006......  11.9
                                2007......  12.2
                                Thereafter  99.2

The balance sheet caption, "Goodwill" had a balance of $109.5 million at both December 31, 2002 and 2001. The Life Insurance segment had $92.8 million balance at December 31, 2002 and 2001 and the Lincoln Retirement segment had $16.7 million for the same time periods.

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                        December 31,
                                                        2001   2000
                                                        ------ ------
                                                        (in millions)
                                                        -------------
            Reported Net Income........................ $18.9  $19.7
            Add back: Goodwill Amortization (after-tax)   3.0    2.9
                                                        -----  -----
            Adjusted Net Income........................ $21.9  $22.6
                                                        =====  =====

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. The Company adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the financial position and results of operations of the Company.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by the Company will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Lincoln Life & Annuity Company of New York

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although the Company and the industry continue to review the new rules, at the present time the Company does not believe there are VIEs whose characteristics would result in consolidation with the Company.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to the Company, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact the Company's prospective reported net income and financial position. Until the FASB finalizes the Statement 133 Implementation Issue, the Company is unable to determine what, if any, impact it will have on the Company's financial statements.

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                        Amortized Cost Gains  Losses  Fair Value
                                        -------------- ------ ------  ----------
                                                     (in millions)
                                        ----------------------------------------
December 31, 2002:
 Corporate bonds.......................    $1,436.4    $104.5 ($28.0)  $1,512.9
 U.S. Government bonds.................        16.1       1.4   (0.3)      17.2
 Foreign government bonds..............        18.8       2.4   (0.6)      20.6
 Asset and mortgage-backed securities:
   Other asset-backed securities.......       295.5      22.4   (0.1)     317.8
 State and municipal bonds.............        16.4       1.2    0.0       17.6
                                           --------    ------ ------   --------
Total fixed maturity securities........    $1,783.2    $131.9 ($29.0)  $1,886.1
                                           ========    ====== ======   ========

2001:
 Corporate bonds.......................    $1,347.1    $ 37.0 ($28.6)  $1,355.5
 U.S. Government bonds.................        15.5       0.6    0.0       16.1
 Foreign government bonds..............        15.4       1.2   (0.3)      16.3
 Asset and mortgage-backed securities:
   Mortgage pass-through securities....        49.6       2.1   (0.1)      51.6
   Collateralized mortgage obligations.        49.1       0.8   (0.2)      49.7
   Other asset-backed securities.......       109.2       4.5   (0.3)     113.4
 State and municipal bonds.............        16.0       0.1   (0.9)      15.2
                                           --------    ------ ------   --------
Total fixed maturity securities........    $1,601.9    $ 46.3 ($30.4)  $1,617.8
                                           ========    ====== ======   ========

Lincoln Life & Annuity Company of New York

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002
           Due in one year or less..........    $   73.9     $   75.0
           Due after one year through five
            years...........................       415.6        438.0
           Due after five years through ten
            years...........................       577.3        612.2
           Due after ten years..............       420.9        443.1
                                                --------     --------
           Subtotal.........................     1,487.7      1,568.3
           Asset/mortgage-backed
            securities......................       295.5        317.8
                                                --------     --------
           Total............................    $1,783.2     $1,886.1
                                                ========     ========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset and mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                               Par Value Amortized Cost Fair Value
                               --------- -------------- ----------
                                          (in millions)
                               -----------------------------------
             December 31, 2002
               Below 7%.......  $ 94.3       $ 94.3       $ 99.3
               7%-8%..........   153.4        153.3        164.6
               8%-9%..........    43.2         43.1         48.6
               Above 9%.......     4.6          4.8          5.3
                                ------       ------       ------
               Total..........  $295.5       $295.5       $317.8
                                ======       ======       ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                        Fair Value  % of Total
                                        ----------  ----------
                                        (in millions except %)
                                        --------------------
                  December 31, 2002
                    Treasuries and AAA.  $  346.8      18.4%
                    AA.................     128.5       6.8
                    A..................     661.9      35.1
                    BBB................     675.8      35.8
                    BB.................      45.8       2.4
                    Less than BB.......      27.3       1.5
                                         --------     -----
                                         $1,886.1     100.0%
                                         ========     =====

The major categories of net investment income are as follows:

                                           Year Ended December 31
                                            2002    2001    2000
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
             Fixed maturity securities.... $115.2  $110.8  $106.1
             Mortgage loans on real estate   10.8    13.7    14.1
             Policy loans.................    9.7    10.4    10.6
             Invested cash................    0.7     1.4     3.0
             Other investments............    0.1     0.1     0.0
                                           ------  ------  ------
             Investment revenue...........  136.5   136.4   133.8
             Investment expense...........   (1.6)   (1.6)   (0.8)
                                           ------  ------  ------
             Net investment income........ $134.9  $134.8  $133.0
                                           ======  ======  ======

The detail of the net realized loss on investments and derivative instruments is as follows:

                                                Year Ended December 31
                                                 2002    2001    2000
                                                ------  ------  -----
                                                    (in millions)
                                                ---------------------
          Fixed maturity securities available-
           for-sale:
            Gross gain......................... $  4.1  $  2.8  $ 0.5
            Gross loss.........................  (21.6)  (13.6)  (5.4)
          Equity securities available-for-sale:
            Gross loss.........................     --      --   (0.2)
          Other investments....................   (0.4)   (0.2)  (0.3)
          Associated restoration of deferred
           acquisition costs, provision for
           policyholder commitments and
           investment expenses.................    6.4     6.5    1.4
                                                ------  ------  -----
          Total Realized Loss on
           Investments.........................  (11.5)   (4.5)  (4.0)
          Derivative instruments net of
           associated amortization of deferred
           acquisition costs...................    0.2    (0.1)    --
                                                ------  ------  -----
          Total Realized Loss on Investments
           and Derivative Instruments.......... $(11.3) $ (4.6) $(4.0)
                                                ======  ======  =====

Lincoln Life & Annuity Company of New York

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                                 Year Ended
                                                 December 31
                                               2002  2001 2000
                                               ----- ---- ----
                                                (in millions)
                                               ---------------
                 Fixed maturity securities.... $11.2 $0.0 $0.0
                 Mortgage loans on real estate   0.1  0.1  0.0
                                               ----- ---- ----
                 Total........................ $11.3 $0.1 $0.0
                                               ===== ==== ====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available for sale is as follows:

                                               Year Ended
                                               December 31
                                            2002  2001  2000
                                            ----- ----- -----
                                              (in millions)
                                            -----------------
                  Fixed maturity securities $87.0 $38.9 $53.5

The balance sheet caption, "Property and Equipment," is shown net of allowances for depreciation of $0.3 million and $0.2 million at December 31, 2002 and 2001, respectively.

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                        December 31
                                                        2002   2001
                                                       -----  -----
                                                       (in millions)
                                                       ------------
           Impaired loans with allowance for losses... $ 2.2  $ 1.8
           Allowance for losses.......................  (0.2)  (0.1)
           Impaired loans with no allowance for losses    --     --
                                                       -----  -----
           Net impaired loans......................... $ 2.0  $ 1.7
                                                       =====  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                  2002  2001 2000
                                                 -----  ---- ----
                                                  (in millions)
                                                 ----------------
              Balance at beginning-of-year...... $ 0.1  $ -- $--
              Provisions for losses.............   0.2   0.1  --
              Releases due to principal paydowns  (0.1)   --  --
              Releases due to foreclosures......    --    --  --
                                                 -----  ---- ---
              Balance at end-of-year............ $ 0.2  $0.1 $--
                                                 =====  ==== ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                       Year Ended
                                                      December 31
                                                     2002 2001 2000
                                                     ---- ---- ----
                                                     (in millions)
                                                     --------------
             Average recorded investment in impaired
              loans................................. $2.1 $1.0 $--
             Interest income recognized on impaired
              loans.................................  0.3  0.2  --

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, the Company had no mortgage loans on non-accrual status. As of December 31, 2002 and 2001, LNC had no mortgage loans past due 90 days on which interest was still being accrued.

As of December 31, 2002 and 2001, the Company had no restructured mortgage loans. As of December 31, 2002 and 2001, the Company had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002 the Company's investment commitments for fixed maturity securities (primarily private placements) and mortgage loans on real estate were $2.0 million. No such commitments existed at December 31, 2001. As of December 31, 2002 and 2001, the Company had no standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale and mortgage loans on real estate which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $0.4 million and $0.3 million, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense is as follows:

                                        Year Ended December 31
                                        2002    2001    2000
                                         -----  ------- ------
                                          (in millions)
                                        ----------------------
                      Current.......... $ 0.0   $ 0.4   $ 1.4
                      Deferred.........  10.3    10.8     9.2
                                         -----   -----  -----
                      Total tax expense $10.3   $11.2   $10.6
                                         =====   =====  =====

The effective tax rate on pre-tax income is different than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                               Year Ended December 31
                                                2002     2001   2000
                                               -----    -----  -----
                                                  (in millions)
                                               -------------------
            Tax rate times pre-tax income from
             continuing operations............ $10.6    $10.9  $10.6
            Effect of:
              Tax-preferred investment
               income.........................  (0.2)    (0.9)  (0.7)
              Goodwill amortization...........    --      1.1    1.0
              Other items.....................  (0.1)     0.1   (0.3)
                                               -----    -----  -----
            Provision for income taxes........ $10.3    $11.2  $10.6
                                               =====    =====  =====
            Effective tax rate................    34%      36%    35%

The Federal income tax recoverable asset (liability) is as follows:

                                                       December 31
                                                       2002    2001
                                                      ------  -----
                                                      (in millions)
                                                      -------------
           Current................................... $ (2.1) $(0.8)
           Deferred..................................  (19.3)   6.9
                                                      ------  -----
           Total Federal income tax asset (liability) $(21.4) $ 6.1
                                                      ======  =====

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                          December 31
                                                          2002   2001
                                                         ------  -----
                                                         (in millions)
                                                         -------------
         Deferred tax assets:
           Insurance and investment contract
            liabilities.................................  $45.6  $51.0
           Net operating and capital loss
            carryforwards...............................   16.1   15.6
           Investment related...........................    1.9    2.7
           Ceding commission asset......................    3.7    4.1
           Compensation related.........................    3.2    0.1
           Other........................................    2.5    2.8
                                                         ------  -----
         Total deferred tax assets......................   73.0   76.3
                                                         ------  -----

         Deferred tax liabilities:
           Deferred acquisition costs...................    1.3    1.6
           Net unrealized gain on securities available-
            for-sale....................................   36.0    5.6
           Present value of business in-force...........   54.7   59.3
           Other........................................    0.3    2.9
                                                         ------  -----
         Total deferred tax liabilities.................   92.3   69.4
                                                         ------  -----
         Net deferred tax asset (liability)............. $(19.3) $ 6.9
                                                         ======  =====

Prior to 2002, tax laws required the Company to file its tax return on a stand alone basis. In 2002 the Company was able to file as part of the LNC consolidated tax return. Cash paid for Federal income taxes in 2001 and 2000 was $1.2 and $0.9 million, respectively. In 2002 the Company received a $1.3 million refund from the IRS for its 2001 tax return. The Company filed as part of the LNC consolidated tax return in 2002, and because of its net operating loss position (explained below), no cash was paid for 2002.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002 and 2001, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002, or 2001.

At December 31, 2002, the Company had net operating loss carryforwards for Federal income tax purposes of $12.5 million that expire in the year 2013 and $33.5 million of net capital loss carryforwards that expire in years 2004 through 2007. The Company's net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns. Accordingly, the Company believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                                    Year Ended
                                                   December 31
                                                 2002  2001  2000
                                                -----  ----- -----
                                                  (in millions)
                                                ------------------
              Insurance assumed................ $29.9  $36.4 $37.0
              Insurance ceded..................  30.0   31.3  26.9
                                                -----  ----- -----
              Net reinsurance premiums and fees $(0.1) $ 5.1 $10.1
                                                =====  ===== =====

The income statement caption, "Benefits," is net of reinsurance recoveries of $23.4 million; $28.4 million and $15.7 million for the years ended December 31, 2002, 2001 and 2000, respectively.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                        Year Ended
                                                       December 31
                                                       2002    2001
                                                      ------  -----
                                                      (in millions)
                                                      -------------
            Balance at beginning-of-year............. $ 43.4  $37.8
            Deferral.................................   31.9   16.0
            Amortization.............................   (8.8)  (4.1)
            Adjustment related to realized losses on
             securities available-for-sale...........    6.1   (5.4)
            Adjustment related to unrealized gains on
             securities available-for-sale...........  (29.8)  (7.1)
            Other....................................    0.1    6.2
                                                      ------  -----
            Balance at end-of-period................. $ 42.9  $43.4
                                                      ======  =====

Net realized loss on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $6.3 million, $5.4 million and $1.4 million, respectively. In addition, realized gains and losses for the year ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $0.4 million, $1.4 million and $0.3 million, respectively. The Company has either a contractual obligation or has a consistent historical practice of making allocations of investment gains and losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                               Year Ended December 31
                                                2002    2001    2000
                                               ------  ------  -----
                                                   (in millions)
                                               ---------------------
          Commissions......................... $ 18.4  $ 14.2  $11.2
          Other volume related expenses.......    6.9     4.2    4.0
          Operating and administrative
           expenses...........................   29.2    27.0   22.8
          Deferral of acquisition costs net of
           amortization.......................  (23.1)  (11.9)  (3.4)
          Restructuring charges...............    0.0     1.0    0.0
          Goodwill amortization...............    0.0     3.0    2.9
          Other intangibles amortization, net
           of unlocking.......................   13.0     9.4   17.0
          Other...............................    3.8     3.3    1.8
                                               ------  ------  -----
          Total............................... $ 48.2  $ 50.2  $56.3
                                               ======  ======  =====

A reconciliation of the present value of business in-force for the Company's acquired insurance business included in other intangible assets, is as follows:

                                                  December 31
                                             2002    2001    2000
                                            ------  ------  ------
                                                 (in millions)
                                            ----------------------
            Balance at beginning-of-year... $169.3   178.7  $196.8
            Unlocking and transfers........   (3.3)    1.5    (1.1)
            Interest accrued on unamortized
             balance (Interest rates range
             from 5% to 7%)................    9.2    10.3    11.2
            Amortization...................  (18.9)  (21.2)  (28.2)
                                            ------  ------  ------
            Balance at end-of-year......... $156.3  $169.3  $178.7
                                            ======  ======  ======

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                      December 31
                                                      2002   2001
                                                     ------ ------
                                                     (in millions)
                                                     -------------
             Premium deposit funds.................. $932.0 $859.6
             Undistributed earnings on participating
              business..............................    9.8    4.0
             Other..................................   40.3   37.2
                                                     ------ ------
             Total.................................. $982.1 $900.8
                                                     ====== ======

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees including those of the Company. Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $0.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. The plan is funded by contributions to a tax-exempt trust. The Company's funding policy is consistent with the funding requirements of Federal laws and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors two types of unfunded, nonqualified, defined benefit plans for certain U.S. employees (including those of the Company): a supplemental retirement plan and a salary continuation plan.

The supplemental retirement plan provides defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, this plan was amended to limit the maximum compensation recognized for benefit payment calculation purposes.

The salary continuation plan provides certain officers of the Company defined pension benefits based on years of service and final monthly salary upon death or retirement.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for the Company 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $0.2 million pre-tax.

Lincoln Life & Annuity Company of New York

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                     Year Ended December 31
                                                   -----------------------------
                                                                        Other
                                                                    Postretirement
                                                   Pension Benefits   Benefits
                                                   ---------------  -------------
                                                    2002     2001    2002    2001
                                                    -----   ------  -----   -----
                                                          (in millions)
                                                   -----------------------------
 Change in plan assets:
   Fair value of plan assets at beginning-of-year. $ 1.1    $ 0.3   $  --   $  --
   Transfers of assets............................    --      0.3      --      --
   Actual return on plan assets...................  (0.1)      --      --      --
   Company contributions..........................   0.9      0.5      --      --
   Benefits paid..................................  (0.1)      --      --      --
                                                    -----   -----   -----   -----
   Fair value of plan assets at end-of-year....... $ 1.8    $ 1.1   $  --   $  --
                                                    =====   =====   =====   =====
 Change in benefit obligation:
   Benefit obligation at beginning-of-year........ $ 1.0    $ 0.7   $ 0.5   $ 0.4
   Transfers of benefit obligations...............    --      0.3      --     0.2
   Plan amendments................................    --     (0.4)     --      --
   Service cost...................................   0.3      0.2      --      --
   Interest cost..................................   0.1      0.1     0.1      --
   Plan curtailment gain..........................    --       --      --    (0.2)
   Actuarial losses...............................   0.1      0.1     0.1     0.1
   Benefits paid..................................  (0.1)      --      --      --
                                                    -----   -----   -----   -----
   Benefit obligation at end-of-year.............. $ 1.4    $ 1.0   $ 0.7   $ 0.5
                                                    =====   =====   =====   =====
 Over (under) funded status of the plans.......... $ 0.4    $ 0.1   $(0.7)  $(0.5)
 Unrecognized net actuarial losses................   0.3      0.1     0.1      --
 Unrecognized negative prior service cost.........  (0.3)    (0.4)     --      --
                                                    -----   -----   -----   -----
 Accrued benefit cost............................. $ 0.4    $(0.2)  $(0.6)  $(0.5)
                                                    =====   =====   =====   =====
 Weighted-average assumptions as of December 31:
   Weighted-average discount rate.................  6.50%    7.00%   6.50%   7.00%
   Expected return on plan assets.................  8.25     9.00      --      --
 Rate of increase in compensation:
   Salary continuation plan.......................  5.00     5.00      --      --
   All other plans................................  4.00     4.00    4.00    4.00

In 2002, all plans have projected benefit obligations in excess of plan assets. In, 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were less than $0.1 million, the aggregate accumulated benefit obligations were zero, and the aggregate fair value of plan assets was zero.

Plan assets for the funded employees plans are principally invested in equity and fixed income funds managed by the Company's affiliate, Delaware Management Holdings, Inc.

Lincoln Life & Annuity Company of New York

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                Years Ended December 31
                                           ---------------------------------
                                                                  Other
                                                              Postretirement
                                            Pension Benefits     Benefits
                                           ------------------ --------------
                                            2002   2001  2000 2002 2001 2000
                                           -----  -----  ---- ---- ---- ----
                                                     (in millions)
                                           ---------------------------------
   Service cost........................... $ 0.3  $ 0.2  $0.1 $ -- $ -- $--
   Interest cost..........................   0.1    0.1    --  0.1  0.1  --
   Expected return on plan assets.........  (0.1)  (0.1)   --   --   --  --
   Amortization of prior service cost.....    --     --    --   --   --  --
   Recognized net actuarial (gains) losses    --     --    --   --   --  --
                                           -----  -----  ---- ---- ---- ---
   Net periodic benefit cost.............. $ 0.3  $ 0.2  $0.1 $0.1 $0.1 $--
                                           =====  =====  ==== ==== ==== ===

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption affects the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by less than $0.1 million in each year. The increase in the aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would be less than $0.1 million in each year.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees (including those of the Company). The Company's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. The Company's expense for the 401 (k) plan amounted to $0.2 million each year in 2002, 2001 and 2000.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees including those of the Company that meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, the Company agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. The Company makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of the Company's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $0.1 million and less than $0.1 million in 2002 and 2001, respectively. No expense was recorded in 2000. These expenses reflect both the Company's employer matching contributions, as well as changes in the measurement of the Company's liabilities under these plans.

The Company's total liabilities associated with these plans were $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

Incentive Plans
The Company has various incentive plans for employees that provide for the issuance of stock options, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to Company employees are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

Lincoln Life & Annuity Company of New York

Through 2002, the Company recognized compensation expense for LNC stock option grants to Company employees using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to Company employees been determined based on the estimated fair value at the grant dates for awards under those plans, there would be no significant impact on the Company's reported net income for the last three years (2002, 2001 and 2000). The effects on net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years. The fair value of options used as a basis for these disclosures was estimated as of the date of grant using a Black-Scholes option-pricing model.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, the Company will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for Company employees at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
Prices        2002          (Years)       Exercise Price       2002       Exercise Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$21-$30.      4,934           7.0             $25.04           2,260          $25.42
 31- 40       4,000           6.0              39.82           3,000           39.82
 41- 50      11,300           7.8              43.83           4,176           44.18
 51- 60      16,200           8.5              51.79           3,500           50.83
-------      ------                                           ------
$21-$60.     36,434                                           12,936
=======      ======                                           ======

The option price assumptions used for grants to Company employees were as follows:

                                                    Year Ended December 31
                                                     2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.8%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.6%    4.6%   6.6%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.24  $13.33  $7.13

Lincoln Life & Annuity Company of New York

Information with respect to the LNC incentive plans involving stock options granted to Company employees is as follows:

                                        Options Outstanding      Options Exercisable
                                     ------------------------- -----------------------
                                              Weighted-Average        Weighted-Average
                                      Shares   Exercise Price  Shares  Exercise Price
                                     -------  ---------------- ------ ----------------
Balance at January 1, 2000..........  30,408       $40.95      14,517      $33.75
Granted-original....................  18,150        24.72
Granted-reloads.....................      --
Exercised (includes shares tendered)      --
Forfeited...........................      --
                                     -------       ------      ------      ------
Balance at December 31, 2000........  48,558       $36.78      17,169      $37.08
                                     =======       ======      ======      ======
Granted-original....................  15,100        43.56
Granted-reloads.....................      --
Exercised (includes shares tendered) (14,949)       51.30
Forfeited...........................  (4,000)       46.91
                                     -------       ------      ------      ------
Balance at December 31, 2001........  44,709       $40.04      19,906      $40.75
                                     =======       ======      ======      ======
Granted-original....................  14,200        52.10
Granted-reloads.....................      --
Exercised (includes shares tendered) (10,025)       50.91
Forfeited........................... (12,450)       44.31
                                     -------       ------      ------      ------
Balance at December 31, 2002........  36,434       $44.38      12,936      $41.69
                                     =======       ======      ======      ======

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies

Statutory Information and Restrictions
Net income as determined in accordance with statutory accounting practices for the Company was $16.6 million, $19.4 million and $45.8 million for 2002, 2001 and 2000, respectively.

Shareholders' equity as determined in accordance with statutory accounting practices ("Statutory Surplus") for the Company was $234.1 million and $190.6 million for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual (NAIC APPM) in a process referred to as Codification. The revised manual became effective January 1, 2001. The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in New York prepare their statutory-basis financial statements in accordance with the NAIC APPM, as adopted by New York.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law. The NAIC APPM has been adopted as a component of prescribed practices by the State of New York, however, upon initial adoption, New York adopted certain prescribed accounting practices that differ from those found in NAIC APPM. The primary differences that affected the Company are the calculation of annuity reserves and the reporting of deferred income taxes.

The NAIC APPM states that statutory reserves should be calculated using the Commissioners Annuity Reserve Valuation Method ("CARVM"), using the "curtate" method. Under curtate CARVM, reserves are calculated as the greatest of the present values (as of the date of valuation) of the future guaranteed benefits provided by the contract at the end of each contract year, less the present value of any future net deposit considerations that are required to be paid. The State of New York, however, requires statutory reserves to be computed using "continuous" CARVM, which utilizes the greatest of the present values of future guaranteed benefits on any day (as opposed to the end of each contract year).

Continuous CARVM reserves tend to be slightly larger than curtate CARVM reserves. If curtate CARVM was applied for statutory purposes, Statutory Surplus would increase by $2.2 million and $3.4 million and net income would increase by $2.2 million and would decrease $0.3 million at December 31, 2002 and 2001, respectively.

Deferred income tax assets and liabilities are not included in the statutory balance sheet per New York Insurance Law at December 31, 2001. According to the NAIC APPM, these amounts should be reported. The Company had unrecorded net deferred tax assets of $14.9 million and $19.2 million at December 31, 2001 and January 1, 2001, respectively for statutory accounting purposes. If these items were recorded, surplus would increase by the same amounts at those dates.

Lincoln Life & Annuity Company of New York

As a result of changes in the New York insurance laws, effective January 1, 2002, deferred federal income taxes are provided pursuant to and consistent with the NAIC APPM.

The Company is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to Lincoln Life. Dividends cannot be declared by State of New York life insurance companies without 30 day notice to the Superintendent, who may disapprove. Dividends on Company stock are paid as declared by its Board of Directors. No dividends were declared in 2002, 2001 or 2000.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. Management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the financial position of the Company.

Insurance Ceded and Assumed

The Company cedes insurance to other insurance companies. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, the Company's maximum retention was $0.5 million on a single insured. Portions of the Company's deferred annuity business have also been co-insured with other companies to limit the Company's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $72.6 million. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). The Company remains liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, the Company did not have a material concentration of financial instruments in a single investee, industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 47% of such mortgages, or $57.1 million, involved properties located in California, Maryland, New York and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $3.7 million. Also at December 31, 2002, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial position. Because the Company sells insurance products only in the State of New York, the Company does have a material concentration of its business in that state. This concentration could make the Company vulnerable to legislative or other risks that might significantly impact the ability to do business in the State of New York. The Company is not aware of any significant risks as a result of this geographic concentration.

Other Contingency Matters

The Company is involved in various pending or threatened legal proceedings, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivative Instruments

Call Options on Bifurcated Remarketable Put Bonds
The Company owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. The Company has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Fixed Maturity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities

Lincoln Life & Annuity Company of New York not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on:
1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
Fair values for these contracts are based on current settlement values. These values are based on industry standard models that are commercially available for put options. These models project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present-valued to arrive at the derivatives' current fair market values.

Other Investments, Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claim Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claim Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements) are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                               Carrying Value Fair Value Carrying Value Fair Value
                                                               -------------- ---------- -------------- ----------
                                                                                   December 31
                                                               --------------------------------------------------
                                                                    2002         2002         2001         2001
                                                               -------------- ---------- -------------- ----------
                                                                                  (in millions)
                                                               --------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................    $1,886.1     $1,886.1     $1,617.8     1,617.8
  Derivative instruments......................................         0.5          0.5          0.1         0.1
  Mortgage loans on real estate...............................       121.7        134.3        153.9       157.0
  Policy loans................................................       161.9        174.7        175.0       188.1
  Other investments...........................................         0.3          0.3          0.3         0.3
  Cash and invested cash......................................        15.2         15.2         15.7        15.7
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.      (932.0)      (929.9)      (859.6)     (849.0)
  Investment Committments.....................................          --          2.0           --          --

Lincoln Life & Annuity Company of New York

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $36.7 million and $37.4 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

The Company has two business segments: Lincoln Retire-ment (formerly known as the Annuities segment) and Life Insurance.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in the State of New York. Lincoln Retirement distributes some of its products through the Company's wholesaling unit, Lincoln Financial Distributors ("LFD"), as well as the Company's retail unit, Lincoln Financial Advisors ("LFA"). In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products in the State of New York. The Life Insurance segment offers, universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

The Company reports operations not directly related to the business segments, unallocated corporate items (i.e., unallocated overhead expenses), LFA and LFD in "Other Operations".

Lincoln Life & Annuity Company of New York

Financial data by segment for 2000 through 2002 is as follows:

                                                                  Year Ended December 31
                                                                 2002      2001      2000
                                                               --------  --------  --------
                                                                       (in millions)
                                                               ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Loss
 on Investments and Derivative Instruments:
  Lincoln Retirement.......................................... $    6.7  $    7.5  $    7.1
  Life Insurance..............................................     66.2      66.0      63.9
  Other Operations............................................      0.6       0.2       0.7
                                                               --------  --------  --------
Total......................................................... $   73.5  $   73.7  $   71.7
                                                               ========  ========  ========
Net Investment Income:
  Lincoln Retirement.......................................... $   66.1  $   65.7  $   67.6
  Life Insurance..............................................     68.8      69.1      65.4
  Other Operations............................................      0.0       0.0       0.0
                                                               --------  --------  --------
Total......................................................... $  134.9  $  134.8  $  133.0
                                                               ========  ========  ========
Net Realized Loss on Investments and Derivative Instruments:
  Lincoln Retirement.......................................... $   (6.4) $   (3.5) $   (1.5)
  Life Insurance..............................................     (4.9)     (1.1)     (2.5)
  Other Operations............................................      0.0       0.0       0.0
                                                               --------  --------  --------
Total......................................................... $  (11.3) $   (4.6) $   (4.0)
                                                               ========  ========  ========
Income before Federal Income Taxes and
 Cumulative Effect of Accounting Changes:
  Lincoln Retirement.......................................... $    0.7  $    5.0  $    5.0
  Life Insurance..............................................     29.2      26.1      20.6
  Other Operations............................................      0.5       0.1       4.6
                                                               --------  --------  --------
Total......................................................... $   30.4  $   31.2  $   30.2
                                                               ========  ========  ========
Federal Income Tax Expense:
  Lincoln Retirement.......................................... $    0.0  $    1.1  $    1.0
  Life Insurance..............................................     10.1      10.1       8.0
  Other Operations............................................      0.2       0.0       1.6
                                                               --------  --------  --------
Total......................................................... $   10.3  $   11.2  $   10.6
                                                               ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.......................................... $    0.0  $    0.0  $    0.0
  Life Insurance..............................................      0.0      (1.1)      0.0
  Other Operations............................................      0.0       0.0       0.0
                                                               --------  --------  --------
Total......................................................... $    0.0  $   (1.1) $    0.0
                                                               ========  ========  ========
Net Income:
  Lincoln Retirement.......................................... $    0.7  $    3.9  $    4.1
  Life Insurance..............................................     19.1      15.0      12.6
  Other Operations............................................      0.3       0.0       3.0
                                                               --------  --------  --------
Total Net Income.............................................. $   20.1  $   18.9  $   19.7
                                                               ========  ========  ========
Assets:
  Lincoln Retirement.......................................... $1,422.2  $1,324.3  $1,289.3
  Life Insurance..............................................  1,462.0   1,383.7   1,341.2
  Other Operations............................................     90.8      70.4      95.5
                                                               --------  --------  --------
Total Assets.................................................. $2,975.0  $2,778.4  $2,726.0
                                                               ========  ========  ========

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 20,000 authorized, issued and outstanding shares of $100 par value common stock of the Company are owned by Lincoln Life.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                     December 31
                                                   2002      2001
                                                 --------  --------
                                                    (in millions)
                                                 ------------------
           Fair value of securities
            available-for-sale.................. $1,886.1  $1,617.8
           Cost of securities available-for-sale  1,783.2   1,601.9
                                                 --------  --------
           Unrealized gain......................    102.9      15.9
           Adjustments to deferred acquisition
            costs...............................    (36.9)     (7.1)
           Amounts required to satisfy
            policyholder commitments............     (3.4)      0.0
           Deferred income taxes................    (22.8)     (2.8)
                                                 --------  --------
           Net unrealized gain on securities
            available-for-sale.................. $   39.8  $    6.0
                                                 ========  ========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively on the balance sheet.

Details underlying the change in "Net Unrealized Gain on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Statements of Shareholder's Equity are as follows:

                                                 Year Ended December 31
                                                  2002     2001   2000
                                                 -----    -----  -----
                                                    (in millions)
                                                 -------------------
          Unrealized gains on securities
           available-for-sale arising during the
           year................................. $47.7    $24.9  $17.6
          Less: reclassification adjustment for
           losses included in net income (1)....  (6.1)    (1.5)  (4.7)
          Less: Federal income tax expense......  20.0      9.2    7.8
                                                 -----    -----  -----
          Net unrealized gain on securities
           available-for-sale, net of
           reclassification and Federal income
           tax expense.......................... $33.8    $17.2  $14.5
                                                 =====    =====  =====

--------
/(1)/The reclassification adjustment for gains does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain on Derivative Instruments" component of other comprehensive income shown on the Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense of $0.0 million and $0.1 million ($0.1 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively and adjustments to deferred amortization costs of $0.0 million and $0.1 million ($0.1 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.


--------------------------------------------------------------------------------
11. Restructuring Charges


During the first quarter of 2001, the Company recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan is to consolidate the Syracuse, New York operations of the Company into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce ongoing operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.


--------------------------------------------------------------------------------
12. Transactions with Affiliates



The Company's products are primarily distributed through affiliated organizations, LFA and LFD. Revenue is paid to these organizations based on business produced by them. The Company paid fees of $8.8 million, $3.1 million and $3.9 million in 2002, 2001 and 2000, respectively.

Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of the Company's general account investments. Prior to 2001, the management of these investments was generally priced on an "at cost" basis. Effective January 1, 2001, substantially all of these investment management services were priced on an arms-length "profit" basis. Under the "profit" pricing standard, DMH receives approximately 0.185% on certain assets under management. The change in pricing for these investment management services impacted the Lincoln Retirement and Life Insurance segments, as well as Other Operations. The Company paid fees of $2.0 million, $2.1 million and $1.4 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

Lincoln Life & Annuity Company of New York

The Company provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This resulted in net payments of $13.5 million, $11.2 million and $20.6 million in 2002, 2001 and 2000, respectively.

The Company cedes business to one affiliated company, Lincoln Life. The caption "Insurance Premiums", in the accompanying Statements of Operations has been reduced by $4.9 million, $5.7 million and $4.8 million for premiums paid on these contracts in 2002, 2001, and 2000, respectively. The captions "Insurance Policy and Claim Reserves" and "Contractholder Funds" have been reduced by $4.7 million and $4.4 million related to reserve credits taken on these contracts as of December 31, 2002 and 2001, respectively.

As a result of the above transactions, the Company has an intercompany receivable included in other assets of $10.3 million and $1.4 million as of December 31, 2002 and 2001, respectively.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York as of December 31, 2002 and 2001, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization and, in 2001, the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 27, 2003

PART C--OTHER INFORMATION

ITEM 24.

   (a)  LIST OF FINANCIAL STATEMENTS


1.   Part A.
     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

2.   Part B.
     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2002
     Statement of Operations - Year ended December 31, 2002

     Statements of Changes in Net Assets - Years ended December 31, 2002 and
       2001


     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

3.   Part B.
     The following financial statements of Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - December 31, 2002 and 2001


     Statements of Income - Years ended December 31, 2002, 2001, and 2000 Statements of Shareholder's Equity - Years ended December 31, 2002, 2001, and 2000
     Statements of Cash Flows - Years ended December 31, 2002, 2001, and 2000 Notes to Financial Statements

     Report of Ernst & Young LLP, Independent Auditors

   (b)  List of Exhibits

     (1) (a) Resolution of Board of Directors and Memorandum authorizing establishment of Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed December 30, 1999.

          (b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed December 30, 1999.

     (3) (a) Amended and Restated Principal Underwriting Agreement--Lincoln Financial Advisors/Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed December 30, 1999.

          (b) Wholesaling Agreement between Lincoln Life & Annuity Company of New York, Lincoln Financial Advisors, and Delaware Distributors, L.P. incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-93875) filed on April 18, 2001.

                    (1) Amendment to wholesaling agreement incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-93875) filed on April 18, 2001.

          (c) Standard Selling Group Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.

     (4) (a) ChoicePlus Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.

          (b) ChoicePlus II Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-93875) filed on April 16, 2002.

          (c)  IRA Contract Amendment

          (d)  Roth IRA Endorsement

          (e)  Variable Annuity Income Rider--Q

          (f)  Variable Annuity Income Rider--NQ

     (5) (a) ChoicePlus Application incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.

          (b) ChoicePlus II Application incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-93875) filed on April 16, 2002.

          (c)  Form of Application--Assurance

     (6) Articles of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-10863) filed on August 27, 1996.

     (7)       Not applicable.

     (8) (a) Form of Service Agreement between Lincoln Life & Annuity Company of New York and Delaware Management Holdings, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File
               No. 333-93875) filed on April 27, 2000.

                    (1) Amendment to service agreement incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 9, 2002.

          (b) Administrative Services Agreement between Lincoln Life & Annuity Company of New York and Lincoln National Life Insurance Company dated 1-1-98 incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-38007) filed on October 11, 1999.

          (c) Participation Agreement between Lincoln Life & Annuity Company of New York and AIM Insurance Funds, Inc.

          (d) Participation Agreement between Lincoln Life & Annuity Company of New York and the Capital Research and Management Company.

          (e) Participation Agreement between Lincoln Life & Annuity Company of New York and the Delaware Funds.

          (f) Participation Agreement between Lincoln Life & Annuity Company of New York and Variable Insurance Products.

          (g) Participation Agreement between Lincoln Life & Annuity Company of New York and Franklin/Templeton Funds incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-93875) filed on April 16, 2002.

          (h) Participation Agreement between Lincoln Life & Annuity Company of New York and MFS Variable Insurance Funds.

          (i) Participation Agreement between Lincoln Life & Annuity Company of New York and Alliance Variable Products Series Fund.

          (j) Participation Agreement between Lincoln Life & Annuity Company of New York and BT Insurance Funds.

          (k) Participation Agreement between Lincoln Life & Annuity Company of New York and the Liberty Variable Investment Trust Fund incorporated herein by reference to Post-Effective Amendment
               No. 1 (File No. 333-93875) filed on April 18, 2001.

               (1) Amendment dated June 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-93875) filed on April 18, 2001.

          (l) Form of Participation Agreement between Lincoln Life & Annuity Company of New York and the Lincoln Variable Products Trust.

          (m) Participation Agreement between Lincoln Life & Annuity Company of New York and Neuberger Berman Advisers Management Trust

          (n) Participation Agreement between Lincoln Life & Annuity Company of New York and Putnam Variable Trust.

          (o) Participation Agreement between Lincoln Life & Annuity Company of New York and Janus Aspen Series.

     (9) (a) Opinion and Consent of Robert O. Sheppard, Counsel of Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.

          (b) Opinion and consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 (File No.333-93875) filed on April 16, 2002.

          (c) Opinion and consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company.

    (10)  Consent of Ernst & Young LLP, Independent Auditors.

    (11)  Not applicable.

    (12)  Not applicable.

    (13) Schedule of Performance Computation is incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.

    (14)  Not applicable.

    (15) Organizational Chart of Lincoln National Life Insurance Holding Company System is

    (16)  Power of Attorney

ITEM 25.

     The following list contains the officers of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln New York Account N for Variable Annuities as well as the contracts, funded through Account N. The list also shows Lincoln Life & Annuity Company of New York's executive officers and directors.

                                          POSITIONS AND OFFICES WITH LINCOLN
NAME                                      LIFE & ANNUITY COMPANY OF NEW YORK
----                                      ------------------------------------
Lorry J. Stensrud**                       President and Director
John H. Gotta****                         2nd Vice President and Director
Janet Chrzan**                            2nd Vice President and
                                            Chief Financial Officer


J. Patrick Barrett                        Director
        Chairman and CEO
        Carpat Investments
        4605 Watergap
        Manlius, NY  13104
Robert D. Bond**                          Director
Jon A. Boscia***                          Director
Bradley R. Skarie**                       Acting Director of Annuities Compliance
Christine Frederick****                   Director of Life Compliance
Rise' C.M. Taylor**                       2nd Vice President
Barbara S. Kowalczyk***                   Director
M. Leanne Lachman                         Director
        Principal
        Lend Lease Real Estate Investments
        787 7th Avenue - 46th Floor
        New York, NY  10019
Louis G. Marcoccia                        Director
        Senior Vice President
        Syracuse University
        Skytop Office Building
        Skytop Road
        Syracuse, NY 13244-5300
Gary W. Parker****                        2nd Vice President and Director
John M. Pietruski                         Director
        One Penn Plaza
        Suite 3408
        New York, NY  10119
Ron J. Ponder                             Director
        Executive Vice President & CIO
        WellPoint Health Networks, Inc.
        1 Wellpoint Way
        T2-2G4
        Thousand Oaks, CA 91362
Mark E. Reynolds**                        Director
Robert O. Sheppard*                       2nd Vice President and General Counsel
Eldon J. Summers**                        Treasurer
Richard C. Vaughan***                     Director
C. Suzanne Womack***                      Secretary

*    Principal business address is 100 Madison Street, Suite 1860, Syracuse,
     NY 13202
**   Principal business address is 1300 S. Clinton Street, Fort Wayne, IN 46802
***  Principal business address is Center Square West Tower, 1500 Market
     Street-Suite 3900, Philadelphia, PA 19102-2112
**** Principal business address is 350 Church Street, Hartford, CT 06103

ITEM 26.

                      PERSONS CONTROLLED BY OR UNDER COMMON
                    CONTROL WITH THE DEPOSITOR OR REGISTRANT

   See Exhibit 15: The Organizational Chart of The Lincoln National Insurance Holding Company System.

ITEM 27.

                            NUMBER OF CONTRACT OWNERS

     As of February 28, 2003, there were 1,334 contractowners under Lincoln New York Variable Annuity Account N.

ITEM 28.

                          INDEMNIFICATION--UNDERTAKING

(a) Brief description of indemnification provisions.

    In general, Article VII Section 2 of the By-Laws of Lincoln Life & Annuity Co. of NY (LNY) provides that LNY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNY. Certain additional conditions apply to indemnification in criminal proceedings.

    In particular, separate conditions govern indemnification of directors, officers, and employees of LNY in connection with suits by, or in the rights of LNY.

    Please refer to Article VII of the By-Laws of LNY (Exhibit No. 6(a) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.

(a) Lincoln Financial Advisors, Corporation is the Principal Underwriter for Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; and LLANY Separate Account S for Flexible Premium Variable Life Insurance.

(b)  OFFICERS AND DIRECTORS

NAME & TITLE               BUSINESS ADDRESS

Robert W. Dineen*          President and Director
Randy Bailin**             Vice President
Lucy D. Gase***            Vice President, Assistant Secretary and Director
Matthew Lynch**            Senior Vice President, Chief Financial Officer, and
                           Director
Cynthia A. Rose****        Secretary
Eldon J. Summers****       Treasurer
J. Michael Hemp*****       Director

* Principal business address of each person is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3682
** Principal business address of each person is 350 Church Street, Hartford, CT 06103
*** Principal business address of each person is 1300 S. Clinton Street, Suite 150, Fort Wayne, IN 46802
**** Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, IN 46802
***** Principal business address of each person is 18383 Preston Road, Suite
      230, Dallas, TX 75242-5499
                                       C-4

(c) N/A


ITEM 30.

                        LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by
     Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has an entered into an agreement with Delaware Management Holdings Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 to provide accounting services for the VAA.

ITEM 31.

     Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request to LNY at the address or phone number listed in the Prospectus.

(d) LNY hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by LNY.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES


(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 15th day of April, 2003.


                               LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES (Registrant)

                               Lincoln ChoicePlus, ChoicePlus II, & ChoicePlus Assurance (B Share)


                               By: /s/ Samuel S. Parkison
                                  ----------------------------------------------
                                  Samuel S. Parkison
                                  2nd Vice President


                               LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                    (Depositor)


                               By: /s/ Rise' C. M. Taylor
                                  ----------------------------------------------
                                  Rise' C. M. Taylor
                                  (Signature-Officer of Depositor)
                                  2nd Vice President
                                  (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 15, 2003.

Signature                           Title

*                                   President and Director
----------------------------------  (Principal Executive Officer)
Lorry J. Stensrud

*                                   2nd Vice President and Chief
----------------------------------  Financial Officer
Janet Chrzan                        (Principal Accounting Officer and
                                    Principal Financial Officer)


*                                   2nd Vice President and Director
----------------------------------
John H. Gotta

*                                   2nd Vice President and Director
----------------------------------
Gary W. Parker

*                                   Director
----------------------------------
J. Patrick Barrett

*                                   Director
----------------------------------
Robert D. Bond

*                                   Director
----------------------------------
Jon A. Boscia

*                                   Director
----------------------------------
M. Leanne Lachman

*                                   Director
----------------------------------
Louis G. Marcoccia

*                                   Director
----------------------------------
Ron J. Ponder

*                                   Director
----------------------------------
John M. Pietruski

*                                   Director
----------------------------------
Barbara S. Kowalczyk

*                                   Director
----------------------------------
Richard C. Vaughan

*                                   Director
----------------------------------
Mark E. Reynolds


*By /s/ Rise' C. M. Taylor          Pursuant to a Power of Attorney
   -------------------------------
   Rise' C. M. Taylor